                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                                  as Servicer,

                                       and

                             WELLS FARGO BANK, N.A.,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated February 28, 2006

                           --------------------------

                       Mortgage Pass-Through Certificates

                                  Series 2006-B

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----

PRELIMINARY STATEMENT                                                                               1

ARTICLE I

DEFINITIONS

   Section 1.01.      Defined Terms.................................................................3
   Section 1.02.      Calculations.................................................................30

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

   Section 3.09.      Collection of Mortgage Loan Payments; Servicer Custodial Account;
                      Distribution Account.........................................................47
   Section 3.10.      Access to Certain Documentation and Information Regarding the Mortgage
                      Loans........................................................................50
   Section 3.11.      Permitted Withdrawals from the Distribution Account and the Servicer

                                       i

   Section 3.15.      Trustee and Custodian to Cooperate; Release of Mortgage Files................56
   Section 3.16.      Documents, Records and Funds in Possession of the Servicer to be Held

ARTICLE IV

SERVICER'S CERTIFICATE

   Section 4.01.      Servicer's Certificate.......................................................67

ARTICLE V

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

ARTICLE VI

THE CERTIFICATES

ARTICLE VII

THE DEPOSITOR AND THE SERVICER

                                       ii

ARTICLE VIII

DEFAULT

   Section 8.01.      Events of Default............................................................91
   Section 8.02.      Remedies of Trustee..........................................................92
   Section 8.03.      Directions by Certificateholders and Duties of Trustee During Event of

ARTICLE IX

THE TRUSTEE

ARTICLE X

TERMINATION

   Section 10.01.     Termination upon Purchase or Liquidation of All Mortgage Loans..............105
   Section 10.02.     Additional Termination Requirements.........................................107

ARTICLE XI

MISCELLANEOUS PROVISIONS

   Section 11.01.     Amendment...................................................................108
   Section 11.02.     Recordation of Agreement; Counterparts......................................109

                                      iii

EXHIBITS

Exhibit A-1A1         Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2         Form of Face of Class 1-A-2 Certificate
Exhibit A-1AR         Form of Face of Class 1-A-R Certificate
Exhibit A-2A1         Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2         Form of Face of Class 2-A-2 Certificate
Exhibit A-3A1         Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2         Form of Face of Class 3-A-2 Certificate
Exhibit A-4A1         Form of Face of Class 4-A-1 Certificate
Exhibit A-4A2         Form of Face of Class 4-A-2 Certificate
Exhibit A-5A1         Form of Face of Class 5-A-1 Certificate
Exhibit A-6A1         Form of Face of Class 6-A-1 Certificate
Exhibit A-6A2         Form of Face of Class 6-A-2 Certificate
Exhibit A-7A1         Form of Face of Class 7-A-1 Certificate
Exhibit A-7A2         Form of Face of Class 7-A-2 Certificate
Exhibit B-B1          Form of Face of Class B-1 Certificate
Exhibit B-B2          Form of Face of Class B-2 Certificate
Exhibit B-B3          Form of Face of Class B-3 Certificate
Exhibit B-B4          Form of Face of Class B-4 Certificate
Exhibit B-B5          Form of Face of Class B-5 Certificate
Exhibit B-B6          Form of Face of Class B-6 Certificate
Exhibit C             Form of Reverse of all Certificates
Exhibit D-1           Loan Group 1 Mortgage Loan Schedule
Exhibit D-2           Loan Group 2 Mortgage Loan Schedule
Exhibit D-3           Loan Group 3 Mortgage Loan Schedule
Exhibit D-4           Loan Group 4 Mortgage Loan Schedule
Exhibit D-5           Loan Group 5 Mortgage Loan Schedule
Exhibit D-6           Loan Group 6 Mortgage Loan Schedule
Exhibit D-7           Loan Group 7 Mortgage Loan Schedule
Exhibit E             Request for Release of Documents
Exhibit F             Form of Certification of Establishment of Account
Exhibit G-1           Form of Transferor's Certificate
Exhibit G-2A          Form 1 of Transferee's Certificate
Exhibit G-2B          Form 2 of Transferee's Certificate
Exhibit H             Form of Transferee Representation Letter
                      for ERISA Restricted Certificates

                                       iv

Exhibit I             Form of Affidavit Regarding Transfer of Residual
                      Certificate
Exhibit J             List of Recordation States
Exhibit K             Form of Initial Certification
Exhibit L             Form of Final Certification
Exhibit M             Relevant Servicing Criteria
Exhibit N             Additional Form 10-D Disclosure
Exhibit O             Additional Form 10-K Disclosure
Exhibit P             Form 8-K Disclosure
Exhibit Q             Form of Sarbanes-Oxley Certification
Exhibit R             Form of Back-up Certification
Exhibit S             Form of Additional Disclosure Notification
Exhibit T             Data Elements for Servicer's Certificate

                                       v

                         POOLING AND SERVICING AGREEMENT

      THIS POOLING AND SERVICING AGREEMENT, dated February 28, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), BANK OF
AMERICA, NATIONAL ASSOCIATION, as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK, N.A., as trustee
(together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:

      In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

      In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as three separate real estate mortgage investment conduits (the "Upper-Tier REMIC," the "Subsidiary Lower-Tier REMIC" and the
"Lower-Tier REMIC," respectively, and each a "REMIC"). The Uncertificated
Lower-Tier Interests shall constitute the "regular interests" and the Class LR
Interest shall be the "residual interest" in the Lower-Tier REMIC. The
Uncertificated Lower-Tier Interests shall constitute the assets of the
Subsidiary Lower-Tier REMIC. The Uncertificated Subsidiary Lower-Tier Interests
shall constitute the "regular interests" and the Class SLR Interest shall be the
"residual interest" in the Subsidiary Lower-Tier REMIC. The Uncertificated
Subsidiary Lower-Tier Interests shall constitute the assets of the Upper-Tier
REMIC. The Certificates (other than the Class 1-A-R Certificate) are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" and the Class UR Interest shall be the "residual interest" in the
Upper-Tier REMIC. The Class 1-A-R Certificate shall represent ownership of the
Class LR Interest, the Class SLR Interest and the Class UR Interest. The
Certificates, the Uncertificated Subsidiary Lower-Tier Interests and the
Uncertificated Lower-Tier Interests will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC
Certificate Maturity Date.

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

               INITIAL CLASS     PASS-
                CERTIFICATE     THROUGH     MINIMUM      INTEGRAL MULTIPLES IN
  CLASSES         BALANCE        RATE     DENOMINATION     EXCESS OF MINIMUM
------------------------------------------------------------------------------
Class 1-A-1    $28,927,000.00     (1)        $1,000               $1
Class 1-A-2     $1,344,000.00     (1)        $1,000               $1
Class 1-A-R           $100.00     (1)        $100                N/A
Class 2-A-1   $141,479,000.00     (2)        $1,000               $1
Class 2-A-2     $6,572,000.00     (2)        $1,000               $1
Class 3-A-1    $24,039,000.00     (3)        $1,000               $1
Class 3-A-2     $1,117,000.00     (3)        $1,000               $1
Class 4-A-1    $26,472,000.00     (4)        $1,000               $1
Class 4-A-2     $1,230,000.00     (4)        $1,000               $1
Class 5-A-1   $134,373,000.00     (5)        $1,000               $1
Class 6-A-1    $21,536,000.00     (6)        $1,000               $1
Class 6-A-2     $1,000,000.00     (6)        $1,000               $1
Class 7-A-1    $67,140,000.00     (7)        $1,000               $1
Class 7-A-2     $6,541,000.00     (7)        $1,000               $1
Class B-1       $8,924,000.00     (8)        $25,000              $1
Class B-2       $4,582,000.00     (8)        $25,000              $1
Class B-3       $3,135,000.00     (8)        $25,000              $1
Class B-4       $1,205,000.00     (8)        $25,000              $1
Class B-5       $1,447,000.00     (8)        $25,000              $1
Class B-6       $1,206,195.00     (8)        $25,000              $1

_________________
      (1)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 1 Mortgage
Loans.

      (2)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 2 Mortgage
Loans.

      (3)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 3 Mortgage
Loans.

      (4)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 4 Mortgage
Loans.

      (5)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 5 Mortgage
Loans.

      (6)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 6 Mortgage
Loans.

      (7)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the Net WAC for the Group 7 Mortgage
Loans.

                                      -2-

      (8)   For each Distribution Date, interest will accrue on these
Certificates at a per annum rate equal to the weighted average (based on the
Group Subordinate Amount for each Loan Group) of the Net WAC for each of the
Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans, Group 4
Mortgage Loans, Group 5 Mortgage Loans, Group 6 Mortgage Loans and Group 7
Mortgage Loans. For United States federal income tax purposes, interest will accrue on these Certificates as of any Distribution Dates at a per annum rate equal to the weighted average of the Class B-SL1 Interest, Class B-SL2 Interest,
Class B-SL3 Interest, Class B-SL4 Interest, Class B-SL5 Interest and Class B-SL6
Interest.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article:

      10-K Filing Deadline: As defined in Section 3.22(c).

      1933 Act: The Securities Act of 1933, as amended.

      Accrued Certificate Interest: For any Distribution Date and each Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

      Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K
Disclosure or Form 8-K Disclosure Information which is attached hereto as
Exhibit S.

      Additional Form 10-D Disclosure: As defined in Section 3.22(b).

      Additional Form 10-K Disclosure: As defined in Section 3.22(c).

      Additional Servicer: A Subcontractor engaged by the Servicer or the
Trustee that is a "servicer" within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.

      Adjusted Pool Amount: With respect to any Distribution Date and Loan
Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans in such
Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments,
Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to
Holders of the Certificates on such Distribution Date and all prior Distribution
Dates and (ii) the principal portion of all Realized Losses (other than Debt
Service Reductions) incurred on the Mortgage Loans in such Loan Group from the
Cut-off Date through the end of the month preceding such Distribution Date.

                                      -3-

      Administrative Fee Rate: With respect to each Mortgage Loan, the sum of
(i) the Servicing Fee Rate and (ii) the Trustee Fee Rate.

      Advance: A Periodic Advance or a Servicing Advance.

      Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date and any
Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i)
Principal Prepayments and Liquidation Proceeds received or made on the Mortgage
Loans in such Loan Group in the month of such Distribution Date and (ii)
payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related
Due Date.

      Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at, or within twelve months of, origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the
Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a
Primary Mortgage Insurance Policy in force.

      Assessment of Compliance: As defined in Section 3.21(a).

      Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

      Attestation Report: As defined in Section 3.21(b).

      Authenticating Agents: As defined in Section 9.10.

      Back-up Certification: As defined in Section 3.22(e).

      BAFC: Banc of America Funding Corporation.

      BANA: Bank of America, National Association, a national banking association, or its successor in interest.

      Book-Entry Certificate: All Classes of Certificates other than the
Physical Certificates.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the State of Minnesota, the state in which the servicing offices of the
Servicer are located or any state in

                                      -4-

which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

      Calculated Principal Distribution: As defined in Section 5.03(d).

      Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-B that are issued pursuant to this
Agreement.

      Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

      Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Trustee.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

      Certificate Register: The register maintained pursuant to Section 6.02.

      Certificate Registrar: The registrar appointed pursuant to Section 6.02.

      Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of
Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Servicer unless one of its Responsible
Officers has actual knowledge thereof.

      Certifying Person: As defined in Section 3.22(e).

      Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-R,
Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2,
Class 5-A-1, Class 6-A-1, Class 6-A-2, Class 7-A-1, Class 7-A-2, Class B-1,
Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the
case may be.

      Class 1-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(i).

                                      -5-

      Class 1-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 1-A-2 Loss Allocation
Amount and (b) the Class 1-A-1 Loss Amount with respect to such Distribution
Date.

      Class 2-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(ii).

      Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 2-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation
Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution
Date.

      Class 3-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(iii).

      Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation
Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution
Date.

      Class 4-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 4-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(iv).

      Class 4-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 4-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 4-A-2 Loss Allocation
Amount and (b) the Class 4-A-1 Loss Amount with respect to such Distribution
Date.

      Class 6-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 6-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(v).

      Class 6-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 6-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class

                                      -6-

6-A-2 Loss Allocation Amount and (b) the Class 6-A-1 Loss Amount with respect to such Distribution Date.

      Class 7-A-1 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 7-A-1 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e)(vi).

      Class 7-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 7-A-2 Certificates with respect to such
Distribution Date prior to any reduction for the Class 7-A-2 Loss Allocation
Amount and (b) the Class 7-A-1 Loss Amount with respect to such Distribution
Date.

      Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4,
Class B-5 and Class B-6 Certificates.

      Class Certificate Balance: With respect to any Class of Certificates and any date of determination, and subject to Section 5.03(f), the Initial Class
Certificate Balance of such Class minus (A) the sum of (i) all distributions of principal made with respect thereto, (ii) all reductions in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-2, Class 2-A-2, Class 3-A-2, Class 4-A-2, Class 6-A-2
and Class 7-A-2 Certificates, any reduction allocated thereto pursuant to
Section 5.03(e) plus (B) the sum of (i) all increases in Class Certificate
Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 1-A-2, Class 2-A-2, Class 3-A-2, Class 4-A-2, Class 6-A-2 and
Class 7-A-2 Certificates, any increases allocated thereto pursuant to Section
5.03(e).

      Class Interest Shortfall: For any Distribution Date and each Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class on such Distribution Date pursuant to clause (i) of the definition of
"Interest Distribution Amount."

      Class Unpaid Interest Shortfall: As to any Distribution Date and each
Class, the amount by which the aggregate Class Interest Shortfalls for such
Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause
(ii) of the definition of "Interest Distribution Amount."

      Closing Date: February 28, 2006.

      Code: The Internal Revenue Code of 1986, as amended.

      Commission: The U.S. Securities and Exchange Commission.

      Compensating Interest: With respect to any Distribution Date, an amount equal to the lesser of (a) the aggregate of the Prepayment Interest Shortfalls for such Distribution Date and (b) one-twelfth of 0.2500% of the aggregate
Stated Principal Balance of the Mortgage Loans as of the Remittance Date
relating to such Distribution Date.

                                      -7-

      Compliance Statement: As defined in Section 3.20.

      Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

      Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal corporate trust office of the
Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road, Columbia,
Maryland 21045-1951, Attention: Corporate Trust Services - BAFC 2006-B, and for
certificate transfer purposes is located at Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479, Attention: Corporate Trust Services - BAFC 2006-B,
or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

      Corresponding Upper-Tier Class or Classes: As to the following
Uncertificated Subsidiary Lower-Tier Interests, the Corresponding Upper-Tier
Class or Classes as follows:

UNCERTIFICATED SUBSIDIARY
LOWER-TIER INTEREST                    CORRESPONDING UPPER-TIER CLASS OR CLASSES
-------------------------              -----------------------------------------
Class 1-A-SL1 Interest                 Class 1-A-1 and Class 1-A-2 Certificates
Class 2-A-SL1 Interest                 Class 2-A-1 and Class 2-A-2 Certificates
Class 3-A-SL1 Interest                 Class 3-A-1 and Class 3-A-2 Certificates

                                      -8-

UNCERTIFICATED SUBSIDIARY
LOWER-TIER INTEREST                    CORRESPONDING UPPER-TIER CLASS OR CLASSES
-------------------------              -----------------------------------------
Class 4-A-SL1 Interest                 Class 4-A-1 and Class 4-A-2 Certificates
Class 5-A-SL1 Interest                 Class 5-A-1 Certificates
Class 6-A-SL1 Interest                 Class 6-A-1 and Class 6-A-2 Certificates
Class 7-A-SL1 Interest                 Class 7-A-1 and Class 7-A-2 Certificates
Class B-SL1 Interest                   Class B-1 Certificates
Class B-SL2 Interest                   Class B-2 Certificates
Class B-SL3 Interest                   Class B-3 Certificates
Class B-SL4 Interest                   Class B-4 Certificates
Class B-SL5 Interest                   Class B-5 Certificates
Class B-SL6 Interest                   Class B-6 Certificates
Class 1-A-SLR Interest                 Class 1-A-R Certificate

      Custodian: Initially, the Trustee, and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person, may be appointed Custodian.

      Customary Servicing Procedures: With respect to the Servicer, procedures
(including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage
Loans in the jurisdictions in which the related Mortgaged Properties are located.

      Cut-off Date: February 1, 2006.

      Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group, which is $31,614,977.17 for Loan Group 1, $154,622,604.90 for Loan Group 2,
$26,272,888.68 for Loan Group 3, $28,931,983.73 for Loan Group 4,
$140,338,373.67 for Loan Group 5, $23,536,950.55 for Loan Group 6 and
$76,951,516.78 for Loan Group 7.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

      Debt Service Reduction: As to any Mortgage Loan and any Determination
Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any

                                      -9-

such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the
Servicer or the Trustee, as applicable, in accordance with the terms of such
Mortgage Loan as in effect on the Cut-off Date.

      Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

      Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

      Definitive Certificates: As defined in Section 6.02(c)(iii).

      Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

      Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Determination Date: With respect to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a
Business Day, the Business Day immediately preceding such 16th day.

      Distribution Account: The Eligible Account created and maintained by the
Trustee pursuant to Section 3.09(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-B." The Distribution Account shall be deemed to consist of ten sub-accounts; one for each of the Loan Groups (the "Loan Group 1
Sub-Account," "Loan Group 2 Sub-Account," "Loan Group 3 Sub-Account,"

                                      -10-

"Loan Group 4 Sub-Account," "Loan Group 5 Sub-Account, ""Loan Group 6
Sub-Account" and "Loan Group 7 Sub-Account") and one for each of the Lower-Tier
Certificate Sub-Account, the Subsidiary Lower-Tier Certificate Sub-Account and
the Upper-Tier Certificate Sub-Account. Funds in the Distribution Account shall be held in trust for the Holders of the Certificates for the uses and purposes set forth in this Agreement.

      Distribution Date: The 20th day of each month beginning in March 2006 (or, if such day is not a Business Day, the next Business Day).

      Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

      EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee), acting in its fiduciary capacity or (iv)
any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or BANA.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      ERISA Restricted Certificates: Any of the Class 1-A-R, Class B-4, Class
B-5 and Class B-6 Certificates.

      Escrow Account: As defined in Section 3.08(a).

      Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

      Events of Default: As defined in Section 8.01.

      Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar

                                      -11-

month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus
(ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of some or all of the Certificates will be made pursuant to Section 10.01.

      Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

      FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

      FNMA: Fannie Mae, or any successor thereto.

      Form 8-K Disclosure Information: As defined in Section 3.22(d).

      Fractional Interest: As defined in Section 5.02(d).

      Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the
"Gross Margin," which percentage is added to the Index on each Rate Adjustment
Date to determine (subject to rounding, the Periodic Cap and the Rate Ceiling)
the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment
Date.

      Group: Any of Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 or
Group 7.

      Group 1: The Group 1 Senior Certificates.

      Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

      Group 1 Senior Certificates: Class 1-A-1, Class 1-A-2 and Class 1-A-R
Certificates.

      Group 2: The Group 2 Senior Certificates.

      Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

      Group 2 Senior Certificates: Class 2-A-1 and Class 2-A-2 Certificates.

                                      -12-

      Group 3: The Group 3 Senior Certificates.

      Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

      Group 3 Senior Certificates: Class 3-A-1 and Class 3-A-2 Certificates.

      Group 4: The Group 4 Senior Certificates.

      Group 4 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-4 hereto.

      Group 4 Senior Certificates: Class 4-A-1 and Class 4-A-2 Certificates.

      Group 5: The Group 5 Senior Certificates.

      Group 5 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-5 hereto.

      Group 5 Senior Certificates: Class 5-A-1 Certificates.

      Group 6: The Group 6 Senior Certificates.

      Group 6 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-6 hereto.

      Group 6 Senior Certificates: Class 6-A-1 and Class 6-A-2 Certificates.

      Group 7 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-7 hereto.

      Group 7 Senior Certificates: Class 7-A-1 and Class 7-A-2 Certificates.

      Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance for such Loan Group over the aggregate Class Certificate Balance of the Senior Certificates of the
Related Group immediately prior to such date.

      Holder: A Certificateholder.

      Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee and the
Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee or the Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor, the
Trustee or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Index: As to any Mortgage Loan and Rate Adjustment Date, the One-Year
LIBOR Index. In the event that any such Index is no longer available, the
Servicer will select a substitute index in accordance with the terms of the related Mortgage Note and in compliance with federal and state law.

      Initial Class Certificate Balance: As to each Class of Certificates, the
Class Certificate Balance set forth in the Preliminary Statement.

                                      -13-

      Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any
Insurance Policies.

      Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

      Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

      Interest Accrual Period: As to any Distribution Date and each Class of
Certificates, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

      Interest Distribution Amount: For any Distribution Date and each Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

      Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the
Prior Period and as to which the Servicer has certified (in accordance with this
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

      Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

      Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4,
Loan Group 5, Loan Group 6 or Loan Group 7.

      Loan Group 1: The Group 1 Mortgage Loans.

      Loan Group 2: The Group 2 Mortgage Loans.

      Loan Group 3: The Group 3 Mortgage Loans.

      Loan Group 4: The Group 4 Mortgage Loans.

      Loan Group 5: The Group 5 Mortgage Loans.

      Loan Group 6: The Group 6 Mortgage Loans.

      Loan Group 7: The Group 7 Mortgage Loans.

                                      -14-

      Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

      Lower-Tier Certificate Sub-Account: The sub-account of the Distribution
Account designated by the Trustee pursuant to Section 3.09(f).

      Lower-Tier Distribution Amount: As defined in Section 5.02(a) hereof.

      Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall be held in the
Lower-Tier Certificate Sub-Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

      Lower-Tier REMICs: The Lower-Tier REMIC and the Subsidiary Lower-Tier
REMIC.

      MERS: As defined in Section 2.01(b)(iii).

      Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

      Monthly Statement: As defined in Section 5.04(b).

      Moody's: Moody's Investors Service, Inc. or any successor thereto.

      Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such
Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the applicable Index, as of the Rate
Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Rate
Ceiling applicable to such Mortgage Loan at any time during the life of such
Mortgage Loan.

      Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated February 28, 2006, between BANA, as seller, and the Depositor, as purchaser.

                                      -15-

      Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this
Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2,
Exhibit D-3, Exhibit D-4, Exhibit D-5, Exhibit D-6 and Exhibit D-7 setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage
Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off
Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest
Rate as of the Cut-off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the
Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after application of payments of principal due on or before the Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) the
Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling;
(xviii) the Rate Floor; (xix) the Periodic Cap; (xx) the Gross Margin; (xxi) the
Index; and (xxii) the closing date of such Mortgage Loan. With respect to the
Aggregate Loan Group 2 Mortgage Loans and Aggregate Loan Group 3 Mortgage Loans
in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (iv) the
weighted average months to maturity of the Mortgage Loans.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

      Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

      Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

      Mortgagor: The obligor on a Mortgage Note.

      Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the applicable Administrative Fee Rate for such Mortgage Loan.

      Net WAC: As to any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in such Loan
Group (based on Stated

                                      -16-

Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution Date).

      Non-Supported Interest Shortfalls: As to any Distribution Date, the
amount, if any, by which the aggregate of Prepayment Interest Shortfalls for the
Mortgage Loans exceeds Compensating Interest for such Distribution Date.

      Non-U.S. Person: A Person other than a U.S. Person.

      Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

      NYCEMA: A New York Consolidation, Extension and Modification Agreement.

      Offered Certificates: The Senior Certificates and the Class B-1, Class B-2
and Class B-3 Certificates.

      Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee as required in this Agreement.

      One-Year LIBOR Index: A rate per annum that is defined to be the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the
London market, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Rate Adjustment Date or (ii) up to the date 45 days before the applicable Rate Adjustment Date.

      Opinion of Counsel: A written opinion of counsel acceptable to the
Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three separate REMICs or compliance with the REMIC Provisions must be an opinion of
Independent counsel.

      Original Fractional Interest: With respect to each of the following
Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1                2.40%
                       Class B-2                1.45%
                       Class B-3                0.80%
                       Class B-4                0.55%
                       Class B-5                0.25%
                       Class B-6                0.00%

      Original Subordinate Certificate Balance: $20,499,195.00.

                                      -17-

      OTS: The Office of Thrift Supervision.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or
2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: As to each Class of Certificates, the per annum rate set forth or described in the Preliminary Statement.

      Paying Agent: As defined in Section 9.13.

      Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial
Class Certificate Balance of the Class of which such Certificate is a part.

      Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.19, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the
Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by the Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

      Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

      Permitted Investments: One or more of the following:

            (i)     obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the
      United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or
      FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii)    repurchase agreements on obligations specified in clause (i)
      maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P1" by Moody's and "A-1+" by S&P;

                                      -18-

            (iii)   federal funds, certificates of deposit, demand deposits,
      time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers'
      acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
      States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "P1" by Moody's and "A-1+" by S&P;

            (iv)    commercial paper (having original maturities of not more
      than 365 days) of any corporation incorporated under the laws of the
      United States or any state thereof which is rated not lower than "P1" by
      Moody's and "A-1+" by S&P;

            (v)     investments in money market funds (including funds of the
      Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P and "Aaa"
      by Moody's or otherwise approved in writing by each Rating Agency; and

            (vi)    other obligations or securities that are acceptable to each
      Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
      Servicer or Trustee, as the case may be, will not affect the qualification of the Trust Estate as three separate REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

      Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                      -19-

      Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

      Plan: As defined in Section 6.02(e).

      Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee and the Trustee Fee) and the principal portion of any Monthly Payment on a
Mortgage Loan in such Loan Group due on the Due Date in the month in which such
Distribution Date occurs and which is received prior to the related
Determination Date and (B) all Periodic Advances made by the Servicer (or the
Trustee, as applicable) in respect of such Loan Group and payments of
Compensating Interest allocable to such Loan Group made by the Servicer in respect of such Loan Group and such Distribution Date deposited to the Servicer
Custodial Account pursuant to Section 3.09(b)(vi); (ii) all Liquidation Proceeds
received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section
3.09(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.09(b)(i)
during such period; (iv) in connection with any Mortgage Loans that are
Defective Mortgage Loans in such Loan Group, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(b)(vii); (v) any other amounts in the Servicer
Custodial Account deposited therein pursuant to Section 3.09(b)(iv), (v) and
(viii) in respect of such Distribution Date and such Loan Group; (vi) any
Reimbursement Amount required to be included pursuant to Section 5.02(a); and
(vii) any Recovery with respect to such Distribution Date over (b) any amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of Section 3.11(a) in respect of such
Loan Group.

      Pool Stated Principal Balance: As to any Distribution Date and Loan Group,
the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

      Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the Prior
Period, the amount, if any, by which one month's interest at the related
Mortgage Interest Rate (net of the Servicing Fee Rate) on such Principal
Prepayment exceeds the amount of interest paid in connection with such Principal
Prepayment.

      Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any
Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

      Principal Amount: As to any Distribution Date and Loan Group, the sum of
(i) the sum of (a) the principal portion of each Monthly Payment due on each
Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated
Principal Balance, as of the date of repurchase, of (i) any Mortgage Loan repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a
Purchase Obligation as of such Distribution Date, (ii) any Mortgage Loan

                                      -20-

repurchased by the Depositor pursuant to a Purchase Obligation as of such
Distribution Date or (iii) any Mortgage Loan purchased pursuant to Section 10.01 hereof, (c) any Substitution Adjustment Amount in connection with a Defective
Mortgage Loan in such Loan Group received during the Prior Period, (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the Prior Period, (e) with respect to each Mortgage Loan in such
Loan Group that became a Liquidated Mortgage Loan during the Prior Period, the amount of Liquidation Proceeds (excluding Excess Proceeds) allocable to principal received by the Servicer with respect to such Mortgage Loan during such Prior Period and (f) all Principal Prepayments on the Mortgage Loans in
such Loan Group received by the Servicer during the Prior Period and (ii) any
Recovery related to such Loan Group for such Distribution Date.

      Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds)
which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

      Prior Period: With respect to any Distribution Date, the calendar month immediately preceding the month of such Distribution Date.

      Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

      Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates, the portion of the Subordinate Principal Distribution Amounts allocable to such Class, equal to the sum of (i) the product of the amounts determined in accordance with clause (i) of the Subordinate Principal
Distribution Amounts and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates and (ii) if such class is not a Restricted Class, the product of the amounts determined in accordance with clause (ii) of the Subordinate Principal Distribution Amounts for such
Distribution Date and a fraction, the numerator of which is the related Class
Certificate Balance thereof and the denominator of which is the aggregate Class
Certificate Balance of the Subordinate Certificates that are not Restricted
Classes. The Pro Rata Share of a Restricted Class shall be 0% with respect to clause (ii) hereof.

      Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

      Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased

                                      -21-

Mortgage Loan of any predatory or abusive lending law, less (x) amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Servicer Custodial Account for distribution in the month of repurchase and
(y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage
Loan, the Servicing Fee for such Mortgage Loan.

      Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note.

      Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rate Floor: The minimum per annum Mortgage Interest Rate permitted under the related Mortgage Note and indicated on the Mortgage Loan Schedule.

      Rating Agency: Each of Moody's and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the
Trustee and the Servicer. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

      Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

      Record Date: With respect to each Certificate, the last day of the month
(or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

      Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

                                      -22-

      Regular Certificates: As defined in the Preliminary Statement hereto.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. SS.SS.229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 2.02.

      Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2; for
Loan Group 3, Group 3; for Loan Group 4, Group 4; for Loan Group 5, Group 5; for
Loan Group 6, Group 6; and for Loan Group 7, Group 7.

      Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
for Group 3, Loan Group 3; for Group 4, Loan Group 4; for Group 5, Loan Group 5;
for Group 6, Loan Group 6; and for Group 7, Loan Group 7.

      Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Servicer, the Trustee or the Custodian, the term "Relevant Servicing
Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

      Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

      Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

                                      -23-

      Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the 18th calendar day of each month, or if such day is not a Business Day, the
Business Day immediately preceding such day.

      REO Disposition Period: As defined in Section 3.14.

      REO Proceeds: Proceeds, net of any related expenses of the Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

      REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Event: As defined in Section 3.22(d).

      Reporting Servicer: As defined in Section 3.22(c)(i).

      Request for Release: The Request for Release submitted by the Servicer to the Custodian substantially in the form of Exhibit E.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement in respect of such Mortgage Loan.

      Residual Certificate: The Class 1-A-R Certificate, which represents ownership of the Class LR Interest, the Class SLR Interest and the Class UR
Interest for the purposes of the REMIC Provisions.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

      Restricted Classes: As defined in Section 5.02(d).

      S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      Sarbanes-Oxley Certification: As defined in Section 3.22(e).

      Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

                                      -24-

      Senior Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class
5-A-1, Class 6-A-1, Class 6-A-2, Class 7-A-1 and Class 7-A-2 Certificates.

      Senior Credit Support Depletion Date: The date on which the aggregate
Class Certificate Balance of the Subordinate Certificates is reduced to zero.

      Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the aggregate Class Certificate Balance of the Senior Certificates of the Related
Group immediately prior to such Distribution Date, by (ii) the Pool Stated
Principal Balance of such Loan Group for such Distribution Date.

      Senior Prepayment Percentage: For any Loan Group and any Distribution Date
during the seven years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and any Distribution Date
occurring on or after the seventh anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second year thereafter, the Senior Percentage for such
Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such
Distribution Date; for any Distribution Date in the third year thereafter, the
Senior Percentage for such Loan Group plus 40% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and
for any Distribution Date in the fifth or later years thereafter, the Senior
Percentage for such Loan Group for such Distribution Date unless (i) on any of the foregoing Distribution Dates the Total Senior Percentage for such
Distribution Date exceeds the Total Senior Percentage calculated as of the
Closing Date, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%, (ii) on any Distribution
Date before the Distribution Date occurring in March 2009, the Total Subordinate
Percentage for such Distribution Date is greater than or equal to twice the
Total Subordinate Percentage calculated as of the Closing Date, in which case the Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group plus 50% of the Subordinate
Percentage for such Loan Group, or (iii) on any Distribution Date occurring on or after the Distribution Date in March 2009, the Total Subordinate Percentage
for such Distribution Date is greater than or equal to twice the Total
Subordinate Percentage calculated as of the Closing Date, in which case the
Senior Prepayment Percentage for each Loan Group for such Distribution Date will equal the Senior Percentage for such Loan Group. Notwithstanding the foregoing, no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage for such Loan Group)
will occur and the Senior Prepayment Percentage for such Loan Group will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

      Senior Principal Distribution Amount: As to any Distribution Date and Loan
Group, the sum of (i) the Senior Percentage for such Loan Group of the amounts described in clauses (i)(a) through (d) of the definition of "Principal Amount"
for such Distribution Date and Loan Group

                                      -25-

and (ii) the Senior Prepayment Percentage for such Loan Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such Distribution Date and Loan Group.

      Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate
Certificates, is not equal to or greater than 50% or (ii) cumulative Realized
Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                          PERCENTAGE OF ORIGINAL SUBORDINATE
     DISTRIBUTION DATE OCCURRING IN              CERTIFICATE BALANCE
     ------------------------------       ----------------------------------
    March 2006 through February 2009                     20%
    March 2009 through February 2014                     30%
    March 2014 through February 2015                     35%
    March 2015 through February 2016                     40%
    March 2016 through February 2017                     45%
    March 2017 and thereafter                            50%

      Servicer: BANA, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

      Servicer Custodial Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.09(b) which must be an Eligible Account.

      Servicer Custodial Account Reinvestment Income: For each Distribution
Date, all income and gains net of any losses realized since the preceding
Distribution Date from Permitted Investments of funds in the Servicer Custodial
Account.

      Servicer's Certificate: The monthly report required by Section 4.01.

      Servicing Advance: All customary, reasonable and necessary "out of pocket"
costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv)
compliance with the obligations under Section 3.12.

      Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

      Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such
Distribution Date, be equal to one-twelfth of the product of the Servicing Fee
Rate with respect to such Mortgage Loan and the Stated

                                      -26-

Principal Balance of such Mortgage Loan, subject to reduction as provided in
Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the
Servicing Fee is limited to, and payable solely from, the interest portion
(including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly
Payments collected by the Servicer, or as otherwise provided under Section 3.11.

      Servicing Fee Rate: With respect to each Mortgage Loan in Loan Group 1 and
Loan Group 4, 0.375% per annum; with respect to each Mortgage Loan in Loan Group
2, Loan Group 3, Loan Group 5, Loan Group 6 and Loan Group 7, 0.250% per annum.

      Servicing Function Participant: Any Subcontractor utilized by the
Servicer, the Trustee or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

      Servicing Transfer Costs: All reasonable costs and expenses (including attorney's fees) incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

      Similar Law: As defined in Section 6.02(e).

      Sponsor: BANA, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase
Agreement.

      Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any
Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Servicer, the Trustee or the Custodian.

      Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest, Class 4-LS

                                      -27-

Interest, Class 5-LS Interest, the Class 6-LS Interest and the Class 7-LS
Interest, equal to the ratio among the Group Subordinate Amounts of Loan Group
1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan
Group 7.

      Subordinate Certificates: The Class B Certificates.

      Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

      Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any
Distribution Date and Loan Group, an amount equal to the sum of (i) the
Subordinate Percentage for such Loan Group of the amounts described in clauses
(i)(a) through (d) of the definition of "Principal Amount" for such Distribution
Date and Loan Group and (ii) the Subordinate Prepayment Percentage for such Loan
Group of the amounts described in clauses (i)(e) and (f) and the amount described in clause (ii) of the definition of "Principal Amount" for such
Distribution Date and Loan Group.

      Subsidiary Lower-Tier Certificate Sub-Account: The sub-account of the
Distribution Account designated by the Trustee pursuant to Section 3.09(g).

      Subsidiary Lower-Tier Distribution Amount: As defined in Section 5.02(a)
hereof.

      Subsidiary Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests.

      Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution, (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan; (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (v)
have a credit score not less than that of the Defective Mortgage Loan; (vi) have a Gross Margin not less than that of the Defective Mortgage Loan; (vii) have a credit grade not lower in quality than that of the Defective Mortgage Loan;
(viii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; (ix) have the same lien priority as the Defective Mortgage Loan; (x) have the same Index as the
Defective Mortgage Loan; and (xi) comply with each Mortgage Loan representation and warranty set forth in this Agreement and the Mortgage Loan Purchase
Agreement. More than one Substitute Mortgage Loan may be substituted for a
Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

      Substitution Adjustment Amount: As defined in Section 2.02.

                                      -28-

      Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
SS. 1.860F-4(d) and Treasury Regulation SS. 301.6231(a)(7)-1.

      Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate
Class Certificate Balances of the Senior Certificates immediately prior to such
Distribution Date by the aggregate Pool Stated Principal Balance for all Loan
Groups with respect to such Distribution Date.

      Total Subordinate Percentage: As to any Distribution Date, the aggregate
Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance for all Loan Groups.

      Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

      Trust: The trust created by this Agreement, which shall be named "Banc of
America Funding 2006-B Trust."

      Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which four REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof;
(iv) the Depositor's rights under the Mortgage Loan Purchase Agreement
(including any security interest created thereby); and (v) the Servicer
Custodial Account and the Distribution Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

      Trustee: Wells Fargo Bank, N.A., and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

      Trustee Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Trustee, which shall, for such Distribution
Date, be equal to one-twelfth of the product of the Trustee Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage
Loan. Such fee shall be payable monthly, computed on the basis of the same
Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed.

      Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

      Uncertificated Lower-Tier Interests: Any of the Class 1-L Interest, Class
1-LS Interest, Class 2-L Interest, Class 2-LS Interest, Class 3-L Interest,
Class 3-LS Interest, Class 4-L Interest, Class 4-LS Interest, Class 5-L
Interest, Class 5-LS Interest, Class 6-L Interest, Class 6-LS Interest, Class
7-L Interest and Class 7-LS Interest.

                                      -29-

      Uncertificated Subsidiary Lower-Tier Interests: The Class 1-A-SL1
Interest, Class 2-A-SL1 Interest, Class 3-A-SL1 Interest, Class 4-A-SL1
Interest, Class 5-A-SL1 Interest, Class 6-A-SL1 Interest, Class 7-A-SL1
Interest, Class B-SL1 Interest, Class B-SL2 Interest, Class B-SL3 Interest,
Class B-SL4 Interest, Class B-SL5 Interest, Class B-SL6 Interest and Class
1-A-SLR Interest.

      Undercollateralized Amount: As defined in Section 5.03(b)(ix).

      Undercollateralized Group: As defined in Section 5.03(b)(ix).

      Unscheduled Principal Amount: As to any Distribution Date and Loan Group,
the sum of the amounts described in clauses (e) and (f) of the definition of
"Principal Amount."

      Upper-Tier Certificate Sub-Account: The sub-account of the Distribution
Account designated by the Trustee pursuant to Section 3.09(g).

      Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Subsidiary Lower-Tier REMIC Interests and
such amounts as shall from time to time be deemed held in the Upper-Tier
Certificate Sub-Account.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holder of the Residual
Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate
Balances of their respective Certificates on such date.

      Section 1.02. Calculations.

      All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                      -30-

                                   ARTICLE II

                     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
                            ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of Mortgage Loans.

      (a)   The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the
Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the
Cut-off Date), the Depositor's rights under the Mortgage Loan Purchase
Agreement. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

      (b)   In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee (or a Custodian on behalf of the Trustee) for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i)     the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank,
      N.A., as trustee for holders of Banc of America Funding Corporation
      Mortgage Pass-Through Certificates, Series 2006-B, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage
      Note) and, in the case of any Mortgage Loan originated in the State of New
      York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if
      applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii)    except as provided below, the original recorded Mortgage
      with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the applicable Servicer (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

            (iii)   subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank, N.A., as trustee for the holders of Banc

                                      -31-

      of America Funding Corporation Mortgage Pass-Through Certificates, Series
      2006-B" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Servicer (which may be part of a blanket certification)
      as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such
      Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc.
      ("MERS") or its designee, no Assignment of Mortgage in favor of the
      Trustee will be required to be prepared or delivered and instead, the
      Servicer shall enforce the obligations of the Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
      MERS;

            (iv)    the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v)     any of (A) the original or duplicate original mortgagee
      title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

            (vi)    the original of any guarantee executed in connection with
      the Mortgage Note;

            (vii)   for each Mortgage Loan, if any, which is secured by a
      residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix)    for each Mortgage Loan secured by Cooperative Stock, the
      originals of the following documents or instruments:

                    (A)   the Cooperative Stock Certificate;

                    (B)   the stock power executed in blank;

                    (C)   the executed Cooperative Lease;

                                      -32-

                    (D)   the executed Recognition Agreement;

                    (E)   the executed assignment of recognition agreement, if
            any;

                    (F)   the executed UCC-1 financing statement with evidence
            of recording thereon; and

                    (G)   executed UCC-3 financing statements or other
            appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the
            Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee (or a Custodian on behalf of the Trustee)
a copy of such Assignment of Mortgage in blank rather than in the name of the
Trustee and has caused the Servicer to retain the completed Assignment of
Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such
Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

      If in connection with any Mortgage Loans, the Depositor cannot deliver, if applicable, (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D)
the lender's title policy, if any (together with all riders thereto), satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if any, has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee (or a Custodian on behalf of the Trustee) in the case of clause (ii), (iii) or (iv) above, such
Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the
Officer's Certificate to such effect to the Trustee (or a Custodian on behalf of the Trustee). The Depositor shall forward or cause to be forwarded to the
Trustee (or a Custodian on behalf of the Trustee) (1) from time to time additional original documents evidencing an assumption or modification of a
Mortgage Loan and (2) any other documents required to be delivered by the
Depositor or the Servicer to the Trustee (or a Custodian on behalf of the
Trustee). In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because

                                      -33-

only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor or the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

      (c)   With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) (i) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the
Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the
Assignments of the Mortgages to the Trustee, except that, with respect to any
Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the
Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof.

      No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of
Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the
Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.
As set forth on Exhibit J attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

      (d)   In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee (or a Custodian on behalf of the Trustee), will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in such account pursuant to Section 3.09(c).

      Section 2.02. Acceptance by the Trustee or Custodian of the Mortgage
Loans.

      Subject to the provisions of the following paragraph, the Trustee (or a
Custodian on its behalf) declares that it will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage
Files, and that it will hold such other assets as are included in the Trust
Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee (or a Custodian on its behalf) shall deliver to the
Depositor and the Servicer a certification in the form of Exhibit K hereto (the
"Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

                                      -34-

      Within 90 days after the execution and delivery of this Agreement, the
Trustee (or a Custodian on its behalf) shall review the Mortgage Files in its possession, and shall deliver to the Depositor and the Servicer a certification in the form of Exhibit L hereto (the "Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such
Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01; provided, however, that the Trustee (or a Custodian on its behalf)
shall not be responsible for determining if the items set forth in Section
2.01(b)(vii) have been delivered.

      If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the
Depositor, the Servicer or the Trustee discovers a breach by the Sponsor of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan (provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders), then such party shall promptly so notify the Sponsor, the Servicer, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the Sponsor deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Sponsor has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the Sponsor's obligation under the Mortgage Loan Purchase Agreement and cause the Sponsor to either (a) substitute for the related Mortgage Loan a Substitute
Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trust at the Purchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the
Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the
Mortgage Loan not to be a "qualified mortgage" within the meaning of Section
860G(a)(3) of the Code.

      In performing any such review, the Trustee (or a Custodian on its behalf)
may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review (or a
Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items
(i) and (xi) in the definition of Mortgage Loan Schedule. The Trustee (or a
Custodian on its behalf) shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

                                      -35-

      If the Trustee receives written notice of a breach of any representation or warranty of the Sponsor, the Trustee, on behalf of the Trust, shall enforce the rights of the Trust under the Mortgage Loan Purchase Agreement for the benefit of the Certificateholders. In addition, if the Trustee receives written notice of a breach of a representation set forth in clauses (k) and (o) of paragraph 3 or clauses (f) and (oo) of paragraph 4 of the Mortgage Loan Purchase
Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the
"Reimbursement Amount"). It is understood and agreed that, except for the payment of any Reimbursement Amount, the obligation of the Sponsor to cure or to repurchase or substitute any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the
Sponsor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

      It is understood and agreed that the representations and warranties set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the
Mortgage Files to the Trustee (or a Custodian on behalf of the Trustee) and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. With respect to the representations and warranties set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate as the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

      With respect to each Substitute Mortgage Loan, the Sponsor shall deliver to the Trustee (or a Custodian on behalf of the Trustee), for the benefit of the
Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of
Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Sponsor has substituted a Substitute Mortgage Loan.

      The Servicer shall amend the Mortgage Loan Schedule for the benefit of the
Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage
Loan, as of the date of substitution, the representations and warranties made pursuant to

                                      -36-

paragraph 4 of the Mortgage Loan Purchase Agreement. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution
Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee (or a Custodian on behalf of the Trustee) shall upon receipt of written notice from the Servicer of such deposit, release the
Mortgage File relating to such Defective Mortgage Loan to the Sponsor and the
Trustee shall execute and deliver at the Sponsor's direction such instruments of transfer or assignment prepared by the Sponsor, in each case without recourse, as shall be necessary to vest title in the Sponsor, or its designee, to the
Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

      For any month in which the Sponsor substitutes one or more Substitute
Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a
Loan Group as of the date of substitution is less than the aggregate Stated
Principal Balance of all such Defective Mortgage Loans in a Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such
Defective Mortgage Loans shall be remitted to the Servicer Custodial Account by the Sponsor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder. The Purchase Price of any repurchase and the Substitution Adjustment Amount, if any, shall be deposited in the Servicer Custodial Account. The Servicer shall give the Trustee written notice of such deposits.

      The Trustee (or a Custodian on its behalf) shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall cause to be promptly delivered to the Trustee (or a Custodian on its behalf), upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the
Servicer's possession from time to time.

      Neither the Trustee nor any Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi),
(vii), (viii) and (ix).

      Section 2.03. Representations, Warranties and Covenants of the Servicer.

      (a)   The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i)     The Servicer is a national banking association duly
      organized, validly existing and in good standing under the laws of the
      United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver

                                      -37-

      this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the
      Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii)    No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
      Closing Date, be obtained.

            (iii)   The consummation of the transactions contemplated by this
      Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the amended and restated article of association or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the
      Servicer or its property is subject.

            (iv)    There is no action, suit, proceeding or investigation
      pending or, to the best knowledge of the Servicer, threatened against the
      Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the
      Servicer to perform under the terms of this Agreement.

      (b)   The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

                                      -38-

      Section 2.04. Representations and Warranties of the Depositor as to the
Mortgage Loans.

      The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i)     Immediately prior to the transfer and assignment
      contemplated herein, the Depositor was the sole owner and holder of the
      Mortgage Loans. The Mortgage Loans were not assigned or pledged by the
      Depositor and the Depositor had good and marketable title thereto, and the
      Depositor had full right to transfer and sell the Mortgage Loans to the
      Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (ii)    As of the Closing Date, the Depositor has transferred all
      right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

            (iii)   As of the Closing Date, the Depositor has not transferred
      the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

      Upon discovery by any of the Depositor, the Servicer, the Trustee or the
Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage"
as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered.
The Purchase Price of any repurchase described in this paragraph and the
Substitution Adjustment Amount, if any shall be remitted to the Servicer for deposit to the Servicer Custodial Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the
Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged
Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to
Certificateholders, or to the Trust and the Trustee on

                                      -39-

behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

      Section 2.05. Designation of Interests in the REMICs.

      The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R Certificate) and the Classes of Subordinate Certificates as
"regular interests" and the Class UR Interest as the single class of "residual interest" in the Upper Tier REMIC for the purposes of Code Sections 860G(a)(1)
and 860G(a)(2), respectively. The Depositor hereby further designates (i) the
Class 1-L Interest, Class 1-LS Interest, Class 2-L Interest, Class 2-LS
Interest, Class 3-L Interest, Class 3-LS Interest, Class 4-L Interest, Class
4-LS Interest, Class 5-L Interest, Class 5-LS Interest, Class 6-L Interest,
Class 6-LS Interest, Class 7-L Interest and Class 7-LS Interest as the classes of "regular interests" and the Class LR Interest as the single class of
"residual interest" in the Lower-Tier REMIC for the purposes of Code Sections
860G(a)(1) and 860G(a)(2), respectively and (ii) the Class 1-A-SL1 Interest,
Class 2-A-SL1 Interest, Class 3-A-SL1 Interest, Class 4-A-SL1 Interest, Class
5-A-SL1 Interest, Class 6-A-SL1 Interest, Class 7-A-SL1 Interest, Class B-SL1
Interest, Class B-SL2 Interest, Class B-SL3 Interest, Class B-SL4 Interest,
Class B-SL5 Interest, Class B-SL6 Interest, and Class 1-A-SLR Interest as
classes of "regular interests" and the Class SLR Interest as the single class of
"residual interest" in the Subsidiary Lower-Tier REMIC for the purposes of Code
Sections 860G(a)(1) and 860G(a)(2), respectively.

      Section 2.06. Designation of Start-up Day.

      The Closing Date is hereby designated as the "start-up day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

      Section 2.07. REMIC Certificate Maturity Date.

      Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the
Treasury Regulations, the "latest possible maturity date" of the regular interests in each REMIC is February 20, 2036.

      Section 2.08. Execution and Delivery of Certificates.

      The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Subsidiary
Lower-Tier REMIC and the Certificateholders and that it holds the Uncertificated
Subsidiary Lower-Tier Interests on behalf of the Upper-Tier REMIC and the
Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Uncertificated Lower-Tier
Interests and the Uncertificated Subsidiary Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary
Lower-Tier Interests, evidence ownership of the entire Trust Estate.

                                      -40-

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

      Section 3.01. Servicer to Service the Mortgage Loans.

      For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this
Agreement, Customary Servicing Procedures, applicable law and the terms of the related Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the
Mortgage Loans, to transfers of any Mortgaged Property and assumptions of the
Mortgage Notes and related Mortgages (but only in the manner provided in this
Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage
Loan. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.18. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any
Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the
Certificateholders or any of them, any and all instruments and agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the Mortgage Loans, and with respect to the related Mortgaged
Properties held for the benefit of the Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any additional powers of attorney or other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

      In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors

                                      -41-

pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the
Certificateholders, be added to the Stated Principal Balances of the Mortgage
Loans, notwithstanding that the terms of such Mortgage Loans so permit.

      The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      Section 3.02. Subservicing; Enforcement of the Obligations of the
Servicer.

      (a)   The Servicer may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing
Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.
Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the
Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the
Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing
Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

      (b)   For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage
Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

      (c)   As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage
Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

                                      -42-

      (d)   Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

      (e)   If the Trustee acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

      (f)   The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer, specifying (i)
the identity of each such Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in
Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Servicer of any Servicing Function
Participant, the Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such Servicing Function Participant were the Servicer. The Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any
Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the
Servicer shall be responsible for determining whether such Subcontractor is an
Additional Servicer.

      The Servicer shall indemnify the Depositor, the Sponsor and the Trustee and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Servicer's obligation set forth in the preceding paragraph or the failure of the Servicer to perform any of its obligations under this Section 3.02(f), Section 3.20, Section 3.21 or Section 3.22.

      Section 3.03. Fidelity Bond; Errors and Omissions Insurance.

      The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage
Loans. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the
Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the

                                      -43-

Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated
from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

      Section 3.04. Access to Certain Documentation.

      The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

      Section 3.05. Maintenance of Primary Mortgage Insurance Policy; Claims.

      With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of
80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with
FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the
Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary
Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage
Insurance Policy are jeopardized by the financial condition of the insurer, the
Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the
Servicer shall promptly notify the insurer under the related Primary Mortgage
Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such
Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary
Mortgage Insurance Policy as provided above.

                                      -44-

      In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the
Certificateholders, claims to the insurer under any Primary Mortgage Insurance
Policy in a timely fashion in accordance with the terms of such Primary Mortgage
Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.08(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 3.08(b).

      The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

      Section 3.06. Rights of the Depositor and the Trustee in Respect of the
Servicer.

      The Depositor may, but is not obligated to, enforce the obligations of the
Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer, nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

      Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the
Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

      Section 3.07. Trustee to Act as Servicer.

      If the Servicer shall for any reason no longer be the Servicer hereunder
(including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the
Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor
Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Sections 7.02 and 8.05. If the Servicer shall for any reason no longer be the
Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the
Servicer under each Subservicing Agreement or may terminate each Subservicing
Agreement. If it has elected to

                                      -45-

assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the
Subservicing Agreement had been assigned to the assuming party except that the
Servicer shall not be relieved of any liability or obligations under any such
Subservicing Agreement.

      The Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing
Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Servicer (or the Trust if the predecessor Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

      Section 3.08. Collection of Taxes, Assessments and Similar Items; Escrow
Accounts.

      (a)   To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow
Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "Bank of America, National
Association, in trust for registered holders of Banc of America Funding
Corporation Mortgage Pass-Through Certificates, Series 2006-B and various
Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The
Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage
Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged
Property; and (iii) all amounts representing proceeds of any Primary Mortgage
Insurance Policy. Nothing herein shall require the Servicer to compel a
Mortgagor to establish an Escrow Account in violation of applicable law.

      (b)   Withdrawals of amounts so collected from the Escrow Account may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or
PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the
Servicer pursuant to Section 3.08(c) with respect to such Mortgage Loan, (iii)
to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any

                                      -46-

interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any
Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account; or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the
Trust Estate.

      (c)   With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of
Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a
Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section 3.09. Collection of Mortgage Loan Payments; Servicer Custodial
Account; Distribution Account.

      (a)   Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the
Mortgage Loans when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage
Loans that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment penalties or penalty interest in connection with the prepayment of a
Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off
Date. In the event of any such arrangement, the Servicer shall make Periodic
Advances on the related Mortgage Loan in accordance with the provisions of
Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to

                                      -47-

collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the
Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

      (b)   The Servicer shall establish and maintain the Servicer Custodial
Account. The Servicer shall deposit or cause to be deposited into the Servicer
Custodial Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i)     all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii)    all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

            (iii)   with respect to each Mortgage Loan, (A) all Insurance
      Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1)
      applied to the restoration or repair of the Mortgaged Property, (2)
      released to the Mortgagor in accordance with Customary Servicing
      Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow
      Account;

            (iv)    any amount required to be deposited by the Servicer pursuant to Section 3.09(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v)     any amounts required to be deposited by the Servicer
      pursuant to Section 3.14;

            (vi)    Periodic Advances made by the Servicer pursuant to Section
      3.19 and any Compensating Interest;

            (vii)   all Purchase Prices, all Substitution Adjustment Amounts and
      all Reimbursement Amounts to the extent received by the Servicer;

            (viii)  any Recoveries; and

            (ix)    any other amounts required to be deposited hereunder.

      The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive. If the Servicer shall deposit in the
Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial
Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial

                                      -48-

Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the
Servicer shall keep records that accurately reflect the funds on deposit in the
Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.09. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 3.11.

      (c)   The Trustee shall establish and maintain, on behalf of the
Certificateholders, the Distribution Account, which shall be deemed to consist of ten sub-accounts. The Trustee shall, promptly upon receipt, deposit in the
Distribution Account and retain therein the following:

            (i)     the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii)    any amount paid by the Trustee pursuant to Section 3.09(d)
      in connection with any losses on Permitted Investments with respect to the
      Distribution Account; and

            (iii)   any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

      If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution
Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds required to be deposited in the Distribution Account shall be held by the
Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Servicer.

      (d)   Each institution at which the Servicer Custodial Account or the
Distribution Account is maintained may invest the funds therein as directed in writing by the Servicer (in the case of the Servicer Custodial Account) or the
Trustee (in the case of the Distribution Account) in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial
Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Distribution Account, the
Business Day next preceding the Distribution Date (except that if such Permitted
Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date).
All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All Servicer Custodial Account Reinvestment
Income shall be for the benefit of the Servicer as part of its Servicing
Compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Distribution Account shall be for the benefit of the Trustee as additional

                                      -49-

compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Distribution
Account incurred in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the
Distribution Account, as applicable.

      (e)   The Servicer shall give notice to the Trustee of any proposed change of location of the Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Trustee shall give notice to the Depositor, the Servicer and the Rating Agencies of any proposed change of the location of the Distribution Account maintained by the Trustee not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account and the Distribution Account shall be evidenced by a certification substantially in the form of Exhibit F hereto.

      (f)   The Trustee shall designate each of the Lower-Tier Certificate
Sub-Account, the Subsidiary Lower-Tier Certificate Sub-Account and the
Upper-Tier Certificate Sub-Account as a sub-account of the Distribution Account.
On each Distribution Date (other than the Final Distribution Date, if such Final
Distribution Date is in connection with a purchase of the remaining assets of the Trust Estate by the Servicer), the Trustee shall (i) from funds available on deposit in the Distribution Account, be deemed to deposit into the Lower-Tier
Certificate Sub-Account all funds deemed on deposit in the Loan Group 1
Sub-Account, Loan Group 2 Sub-Account, the Loan Group 3 Sub-Account, the Loan
Group 4 Sub-Account, the Loan Group 5 Sub-Account, the Loan Group 6 Sub-Account
and the Loan Group 7 Sub-Account and, (ii) immediately thereafter, be deemed to deposit into the Subsidiary Lower-Tier Certificate Sub-Account the Lower-Tier
Distribution Amount, and (iii) immediately thereafter, be deemed to deposit into the Upper-Tier Certificate Sub-Account the Subsidiary Lower-Tier Distribution
Amount.

      Section 3.10. Access to Certain Documentation and Information Regarding
the Mortgage Loans.

      The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

      Section 3.11. Permitted Withdrawals from the Distribution Account and the
Servicer Custodial Account.

      (a)   The Servicer may from time to time make withdrawals from the
Servicer Custodial Account for the following purposes:

            (i)     to pay to the Servicer (to the extent not previously
      retained), the Servicing Fee to which it is entitled pursuant to Section
      3.17;

            (ii)    to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the
      Mortgage Loan(s) in respect of which any such Advance was made;

                                      -50-

            (iii)   to reimburse the Servicer for any Nonrecoverable Advance
      previously made, such right of reimbursement pursuant to this clause (iii)
      being limited first to amounts received on the Mortgage Loans in the same
      Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable
      Advance was made;

            (iv)    to reimburse the Servicer for Insured Expenses from the
      related Insurance Proceeds;

            (v)     to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or
      Section 2.04, all amounts received thereon after the date of such purchase;

            (vi)    to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

            (vii)   to withdraw any amount deposited in the Servicer Custodial
      Account and not required to be deposited therein;

            (viii)  on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Distribution Account; and

            (ix)    to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

      The Servicer shall keep and maintain separate accounting, on a Mortgage
Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii), (iv) and (v)
above. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii) above, the Servicer shall deliver to the Trustee an
Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and
identifying the related Mortgage Loan(s) and their respective portions of such
Nonrecoverable Advance.

      (b)   The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement.
In addition, the Trustee may from time to time make withdrawals from the
Distribution Account for the following purposes:

            (i)     to pay to itself the Trustee Fee;

            (ii)    to pay to itself as additional compensation earnings on or investment income with respect to funds in the Distribution Account and any other amounts (other than the Trustee Fee) due to it under this
      Agreement for the related Distribution Date;

            (iii)   to withdraw and return to the Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

                                      -51-

            (iv)    to clear and terminate the Distribution Account upon
      termination of this Agreement pursuant to Section 10.01.

      (c)   On each Distribution Date, funds on deposit in the Distribution
Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Regular Certificates and the Class 1-A-R
Certificate as provided in Sections 5.01 and 5.02. The Distribution Account shall be cleared and terminated upon termination of this Agreement pursuant to
Section 10.01.

      Section 3.12. Maintenance of Hazard Insurance and Other Insurance.

      The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the
Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property serviced by it, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related
Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures)
shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

      The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

      Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards,

                                      -52-

(B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance and (D) otherwise comply with the requirements of this Section
3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section
3.12 and the amount paid under such blanket policy.

      Section 3.13. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

      (a)   Except as otherwise provided in this Section 3.13, when any
Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the
Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any
Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related
Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement)
by the applicable Required Insurance Policies. The Servicer, subject to Section
3.13(b), is also authorized with the prior approval of the insurers under any
Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which it reasonably believes it is restricted by law from preventing, for any reason whatsoever.

      (b)   Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage or if an instrument of release is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the

                                      -53-

Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person.
In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) a copy of the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such
Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by it as additional servicing compensation.

      Section 3.14. Realization Upon Defaulted Mortgage Loans; REO Property.

      (a)   Subject to Section 3.18, the Servicer shall use reasonable best efforts to foreclose upon or otherwise comparably convert the ownership of
Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any
Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan
(respecting which it shall have priority for purposes of withdrawals from the
Servicer Custodial Account). Any such expenditures shall constitute Servicing
Advances for purposes of this Agreement.

      (b)   With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the
Certificateholders, or its nominee, on behalf of the Certificateholders. The name of the Trust shall be placed on the title to such REO Property. The
Servicer shall ensure that the title to such REO Property references this
Agreement. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by it manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the
Certificateholders, the Servicer may rent the same, or any part thereof, as it deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by it that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO
Property at such

                                      -54-

times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer
Custodial Account no later than the close of business on each Determination
Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section
6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

      If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged
Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A)
the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any REMIC or cause any REMIC Estate to fail to qualify as a separate REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the
Servicer's expense), or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, and received an extension of the REO
Disposition Period in the manner contemplated by Section 856(e)(3) of the Code.
If such an Opinion of Counsel is provided or such an exemption is obtained, the
Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the
Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

      The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed
Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans
(solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the

                                      -55-

amount attributable to amortizing principal and accrued interest at the related
Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

      The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority:
first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed
Periodic Advances and to reimburse the Servicer Custodial Account for any
Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage
Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed)
on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due
Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess
Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

      (c)   The Servicer shall promptly notify the Depositor of any Mortgage
Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such
Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the
Servicer shall provide to the Trustee or the Custodian the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the
Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

      Section 3.15. Trustee and Custodian to Cooperate; Release of Mortgage
Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee
(or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven
Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any
Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the

                                      -56-

Mortgage or any of the other documents included in the Mortgage File, the
Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee
(or, at the direction of the Trustee, the Custodian) of a Request for Release
signed by a Servicing Officer, release the Mortgage File within seven Business
Days to the Servicer. Subject to the further limitations set forth below, the
Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for
Release, signed by a Servicing Officer.

      Upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse)
regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the
Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the
Mortgage Note or the Mortgage or otherwise available at law or in equity.

      Section 3.16. Documents, Records and Funds in Possession of the Servicer
to be Held for the Trustee.

      The Servicer shall transmit to the Trustee or, at the direction of the
Trustee, the Custodian, as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by it coming into the possession of the Servicer from time to time and shall account fully to the
Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any
Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.
The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial
Account, Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct

                                      -57-

from any such funds any amounts that are properly due and payable to the
Servicer under this Agreement.

      Section 3.17. Servicer Compensation.

      The Servicer shall be entitled out of each payment of interest on a
Mortgage Loan (or portion thereof) included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing
Fee for such Distribution Date; provided, however, that the aggregate Servicing
Fee for the Servicer relating to the Mortgage Loans shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

      Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.09(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this
Agreement.

      Section 3.18. Modifications, Waivers, Amendments and Consents.

      (a)   Subject to this Section 3.18, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

      (b)   The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i)     affect the amount or timing of any related payment of
      principal, interest or other amount payable thereunder;

            (ii)    in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii)   otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless (A) such Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any REMIC and such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage
Loan than would liquidation. Notwithstanding the foregoing, no Opinion of
Counsel need be delivered if the purpose of the modification is to reduce the
Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the

                                      -58-

Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

      (c)   Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

      (d)   The Servicer may, as a condition to granting any request by a
Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage
Loan and is permitted by the terms of this Agreement, require that such
Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it, which amount shall be retained by the Servicer as additional servicing compensation.

      (e)   The Servicer shall notify the Trustee, in writing, of any
modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days)
following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) a copy thereof and (ii) shall deliver to the
Trustee (or, at the direction of the Trustee, the Custodian) such document, with evidence of notification upon receipt thereof from the public recording office.

      Section 3.19. Advances.

      The Servicer shall determine on or before each Determination Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Remittance Date, either (a) deposit into the Servicer Custodial
Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the
Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic
Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the
Business Day preceding the next Remittance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own
funds made pursuant to this Section 3.19 as provided in Section 3.11. The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged
Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by it no later than the related
Remittance Date.

                                      -59-

      The Servicer shall deliver to the Trustee on the related Remittance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable
Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a
Nonrecoverable Advance.

      Section 3.20. Annual Statement of Compliance.

      Each of the Servicer and the Trustee shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and, in the case of the Servicer, to the Trustee (and the Trustee will forward to each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a)
a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement has been made under such officer's supervision and (b) to the best of such officers'
knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Servicer and the Trustee under this Section apply to each entity that acted as Servicer or Trustee, as applicable, during the applicable period, whether or not such entity is acting as Servicer or
Trustee at the time such Compliance Statement is required to be delivered.

      In the event the Servicer or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance
Statement pursuant to this Section 3.20 with respect to the period of time that the Servicer or the Trustee was subject to this Agreement or the period of time that the Additional Servicer was subject to such other servicing agreement.

      Section 3.21. Assessments of Compliance and Attestation Reports.

      (a)   Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Trustee on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the Relevant
Servicing Criteria (each, an "Assessment of Compliance"), reasonably satisfactory to the Depositor and the Trustee, that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant
Servicing Criteria, (ii) a statement that such party used the Relevant Servicing
Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to
Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

                                      -60-

      No later than February 1 of each fiscal year for the Trust for which a
Form 10-K is required to be filed, the Servicer, the Trustee and the Custodian shall each forward to the Depositor and the Trustee the name of each Servicing
Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing
Function Participant. When the Servicer, the Trustee and the Custodian (or any
Servicing Function Participant engaged by them) submit their assessments to the
Depositor and the Trustee, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing
Function Participant engaged by it.

      Promptly after receipt of such Assessments of Compliance, the Trustee shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit M and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form
10-K is not required to be filed in respect of the Trust for the preceding calendar year.

      (b)   Each of the Servicer, the Trustee and the Custodian, each at its own expense, shall cause, and shall cause each Servicing Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Servicer, the Trustee, the Custodian or such other Servicing
Function Participants, as the case may be) and that is a member of the American
Institute of Certified Public Accountants to furnish a report (each, an
"Attestation Report") to the Depositor and the Trustee, to the effect that (i)
it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the
Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing
Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the
Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such
Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules 1-02(a)(3) and
2-02(g) of the Commission's Regulation S-X. Such Attestation Reports must be available for general use and not contain restricted use language.

      Promptly after receipt of such Attestation Reports, the Trustee shall confirm that each Assessment of Compliance is coupled with a related Attestation
Report and shall notify the Depositor of any exceptions. None of such parties shall be required to deliver or cause the delivery of such Attestation Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

      (c)   In the event the Servicer or the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an
Attestation Report as required in this Section 3.21, with respect to the period of time that the Servicer or the Trustee was subject to this Agreement.

                                      -61-

      Section 3.22. Reports to the Commission.

      (a)   The Trustee and the Servicer shall reasonably cooperate with the
Depositor in connection with the Trust's satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the
Trustee shall prepare and file on behalf of the Trust any Form 8-K , Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the
Commission thereunder, and the Depositor shall sign such Forms on behalf of the
Trust. Notwithstanding the previous sentence, the Depositor shall file the Form
8-K in connection with the filing of this Agreement.

      (b)   Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Trustee shall file each Form 10-D with a copy of the Monthly Statement for such Distribution Date attached thereto. Any disclosure in addition to the Monthly Statement for such Distribution Date that is required to be included on Form 10-D ("Additional Form 10-D Disclosure")
shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit N to the Depositor and the Trustee and approved by the
Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting, direction and approval..

      As set forth on Exhibit N hereto, within 5 calendar days after the related
Distribution Date, (i) certain parties to this Agreement shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by such applicable parties, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, any Additional Form 10-D Disclosure, if applicable, (ii) the parties listed on Exhibit N hereto shall include with such Additional Form 10-D Disclosure an Additional Disclosure Notification in
the form attached hereto as Exhibit S and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the
Additional Form 10-D Disclosure on Form 10-D. The Trustee shall compile all such information provided to it in a Form 10-D prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit N of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information.
The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

      After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than 2
Business Days prior to the 15th calendar day after the related Distribution
Date, a senior officer of the Depositor in charge of securitization shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D
(with an original executed hard copy to immediately follow) to the Trustee. If a
Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee. The signing party at

                                      -62-

the Depositor can be contacted at the address specified in Section 11.05. Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this
Section 3.22(b). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

      (c)   On or within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing
Deadline") (it being understood that the fiscal year for the Trust ends on
December 31st of each year), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement:

            (i)     a Compliance Statement for the Servicer, the Trustee and
      each Additional Servicer (each, a "Reporting Servicer") as described under
      Section 3.20;

            (ii)    (A) the Assessment of Compliance for each Reporting
      Servicer, as described under Section 3.21(a) and (c), and (B) if each
      Reporting Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included;

            (iii)   (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
      Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included;
      and

            (iv)    a Sarbanes-Oxley Certification, as described in Section
      3.22(e).

      Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure")
shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit O to the Depositor and the Trustee and approved by the
Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting, direction and approval.

      As set forth on Exhibit O hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) certain parties to

                                      -63-

this Agreement shall be required to provide to the Trustee (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Trustee and such party, any Additional Form 10-K Disclosure, if applicable, (ii)
the parties listed on Exhibit O hereto shall include with such Additional Form
10-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit S and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional
Form 10-K Disclosure on Form 10-K. The Trustee shall compile all such information provided to it in a Form 10-K prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit O of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.
The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K
Disclosure on Form 10-K pursuant to this paragraph.

      After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than 5:00 p.m.
New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor in charge of securitization shall sign the Form
10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form
10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section
11.05. The parties to this Agreement acknowledge that the performance by the
Trustee of its duties under this Section 3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(c), Section 3.22(e), Section 3.20 and Section 3.21. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

      (d)   Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Trustee shall prepare and file on behalf of the
Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the
Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure
Information") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit P to the Depositor and the Trustee and approved by the Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information absent such reporting, direction and approval.

                                      -64-

      As set forth on Exhibit P hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) certain parties shall be required to provide to the Trustee (at
cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380)
and the Depositor, to the extent known by such applicable parties, in
EDGAR-compatible form, or in such other form as otherwise agreed upon by the
Trustee and such party, any Form 8-K Disclosure Information, if applicable, (ii)
the parties listed on Exhibit P hereto shall include with such Additional Form
8-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit S and (iii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K
Disclosure Information. The Trustee shall compile all such information provided to it in a Form 8-K prepared by it. The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit P of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

      After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trustee of any changes to or approval of such Form 8-K. No later than Noon New York City time on the 4th Business Day after the Reportable
Event, a senior officer of the Depositor in charge of securitization shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to immediately follow) to the Trustee. If a Form
8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section
3.22(h)(ii). Promptly (but no later than 1 Business Day) after filing with the
Commission, the Trustee will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trustee. The signing party at the Depositor can be contacted at the address specified in Section
11.05. The parties to this Agreement acknowledge that the performance by the
Trustee of its duties under this Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(d). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

      (e)   Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit Q attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trustee shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley Certification (the
"Certifying Person"), by March 15th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-up
Certification"), in the form attached hereto as Exhibit R, upon which the
Certifying Person, the entity for which the

                                      -65-

Certifying Person acts as an officer, and such entity's officers, directors and
Affiliates (collectively with the Certifying Person, "Certification Parties")
can reasonably rely. The senior officer of the Depositor in charge of securitization shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at the address specified in
Section 11.05. In the event the Trustee or any Servicing Function Participant engaged by it is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this
Section 3.22(e) with respect to the period of time it was subject to this
Agreement or any applicable sub-servicing agreement, as the case may be.

      (f)   Upon any filing with the Commission prepared and filed by the
Trustee, the Trustee shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

      (g)   (i)     The obligations set forth in paragraphs (a) through (f) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, unless otherwise requested by the Depositor, the Trustee shall prepare and file with the Commission a Form 15 Suspension Notification executed by the Depositor with respect to the Trust. At any time after the filing of a Form 15 Suspension Notification, if the Depositor or the Certificate
Registrar determines that the number of Certificateholders of the Offered
Certificates of record exceeds the number set forth in Section 15(d) of the
Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange
Act, it shall promptly notify the Trustee and the Trustee shall recommence preparing and filing reports on Form 8-K, 10-D and 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a)
through (f) of this Section.

            (ii)    In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor of such inability to make a timely filing with the Commission. In the case of Form 10-D and
      10-K, the Depositor and the Trustee will cooperate to prepare and file a
      Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next succeeding Form 10-D to be filed for the Trust. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Trustee will notify the Depositor, and such parties agree to cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form
      12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Depositor in charge of securitization. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.22(g) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent

                                      -66-

      upon each such party performing its duties under this Section 3.22(g). The
      Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the
      Trustee's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms
      8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

      Section 4.01. Servicer's Certificate.

      Each month, not later than 12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business
Day), the Servicer shall deliver to the Trustee, a Servicer's Certificate
(containing the data elements set forth on Exhibit T in a format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate delivered by the Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                    ARTICLE V

       PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC ADMINISTRATION

      Section 5.01. Distributions.

      On each Distribution Date, based solely on the information in the
Servicer's Certificates, the Trustee shall distribute or be deemed to distribute, as applicable, out of the Distribution Account or the Upper-Tier
Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register or
(b) upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Trustee shall agree upon, such Certificateholder's
Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

      None of the Holders of any Class of Certificates, the Depositor, the
Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

                                      -67-

      Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

      Section 5.02. Priorities of Distributions.

      (a)   On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Distribution
Account (to the extent funds are available therein) (1) to the extent not previously paid, the amount payable to the Trustee pursuant to Section
3.11(b)(2) and shall pay such funds to itself and (2) the Pool Distribution
Amount for each Loan Group, in an amount specified in written notice received by the Trustee from the Servicer no later than the Business Day following the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests and then to the
Uncertificated Subsidiary Lower-Tier Interests as specified in this Section
5.02(a) and to the Class 1-A-R Certificate, and then to distributions on the
Certificates (other than the Class 1-A-R Certificate). Distributions shall be made on the Certificates in the following order of priority and to the extent of such funds, paying the Senior Certificates of each Group solely from the applicable Pool Distribution Amount and paying the Subordinate Certificates solely from the combined remaining Pool Distribution Amounts for all Loan
Groups, in the following order of priority and to the extent of such funds:

            (i)     to each Class of Senior Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii)    to each Class of Senior Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section
      5.02(b);

            (iii)   to each Class of Subordinate Certificates, subject to
      paragraph (d) below, in the following order of priority:

                    (A)   to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (B)   to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (C)   to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (D)   to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (E)   to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      -68-

                    (F)   to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (G)   to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (H)   to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (I)   to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (J)   to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                    (K)   to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                    (L)   to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero; and

            (iv)    to the Holder of the Class 1-A-R Certificate, any amounts
      remaining in the Upper-Tier Certificate Sub-Account, the Subsidiary
      Lower-Tier Certificate Sub-Account, the Lower-Tier Certificate Sub-Account
      and any remaining Pool Distribution Amounts.

      No Class of Certificates will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of
"Interest Distribution Amount" after its Class Certificate Balance has been reduced to zero.

      All distributions in respect of the Interest Distribution Amount for a
Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount" and second with respect to the amount payable pursuant to clause (ii) of such definition.

      On each Distribution Date, the Trustee shall distribute any Reimbursement
Amount sequentially to the Classes of Certificates then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Pool
Distribution Amount for the applicable Loan Group.

      Distributions on the Uncertificated Lower-Tier Interests. On each
Distribution Date, interest shall be distributed in respect of each
Uncertificated Lower-Tier Interest at the pass-through rate thereon, as described in the fourth succeeding paragraph. On each Distribution

                                      -69-

Date, distributions of principal with respect to the Uncertificated Lower-Tier
Interests shall be made first, to the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS
Interest and Class 7-LS Interest so as to keep their principal balances equal to
0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan Group
3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan Group 7, respectively
(except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to the
Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS
Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest such that the Subordinate Balance Ratio is maintained); and second, any remaining principal to the Class 1-L Interest, Class 2-L Interest, Class 3-L Interest,
Class 4-L Interest, Class 5-L Interest, Class 6-L Interest and Class 7-L
Interest. Any distributions made to the Uncertificated Lower-Tier Interests pursuant to this paragraph shall be made (a) from the Pool Distribution Amount for Loan Group 1 to Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from the Pool Distribution Amount for Loan Group 2 to
Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from the
Pool Distribution Amount for Loan Group 3 to Uncertificated Lower-Tier Interests
beginning with the numeral "3," (d) from the Pool Distribution Amount for Loan
Group 4 to Uncertificated Lower-Tier Interests beginning with the numeral "4,"
(e) from the Pool Distribution Amount for Loan Group 5 to Uncertificated
Lower-Tier Interests beginning with the numeral "5," (f) from the Pool
Distribution Amount for Loan Group 6 to Uncertificated Lower-Tier Interests
beginning with the numeral "6," and (g) from the Pool Distribution Amount for
Loan Group 7 to Uncertificated Lower-Tier Interests beginning with the numeral
"7."

      Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 1-LS Interest, Class 2-LS Interest,
Class 3-LS Interest, Class 4-LS Interest, Class 5-LS Interest, Class 6-LS
Interest and Class 7-LS Interest, so as to keep their principal balances equal to 0.1% of the Group Subordinate Amount for Loan Group 1, Loan Group 2, Loan
Group 3, Loan Group 4, Loan Group 5, Loan Group 6 and Loan Group 7, respectively
(except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be allocated to the Class 1-LS Interest, Class 2-LS Interest, Class 3-LS Interest, Class 4-LS
Interest, Class 5-LS Interest, Class 6-LS Interest and Class 7-LS Interest such that the Subordinate Balance Ratio is maintained); and second, the remaining
Realized Losses shall be allocated to the Class 1-L Interest, Class 2-L
Interest, Class 3-L Interest, Class 4-L Interest, Class 5-L Interest, Class 6-L
Interest and Class 7-L Interest. Any Realized Losses allocated to the
Uncertificated Lower-Tier Interests pursuant to this paragraph shall be (a) from
Realized Losses allocated to Loan Group 1 in the case of Uncertificated
Lower-Tier Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "2," (c) from Realized Losses allocated to Loan Group
3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral
"3," (d) from Realized Losses allocated to Loan Group 4 in the case of
Uncertificated Lower-Tier Interests beginning with the numeral "4," (e) from
Realized Losses allocated to Loan Group 5 in the case of Uncertificated
Lower-Tier Interests beginning with the numeral "5," (f) from Realized Losses allocated to Loan Group 6 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "6," and (g) from Realized Losses allocated to Loan
Group 7 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "7." Recoveries and Reimbursement Amounts shall be applied to the

                                      -70-

Uncertificated Lower-Tier Interests in a manner analogous to the application of
Realized Losses to the Uncertificated Lower-Tier Interests.

      As of any date, the aggregate principal balance of the Class 1-L Interest and the Class 1-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 1. As of any date, the aggregate principal balance of the Class
2-L Interest and the Class 2-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Stated Principal Balance of Loan Group 3. As of any date, the aggregate principal balance of the Class 4-L Interest and the Class 4-LS
Interest shall equal the aggregate Stated Principal Balance of Loan Group 4. As of any date, the aggregate principal balance of the Class 5-L Interest and the
Class 5-LS Interest shall equal the aggregate Stated Principal Balance of Loan
Group 5. As of any date, the aggregate principal balance of the Class 6-L
Interest and the Class 6-LS Interest shall equal the aggregate Stated Principal
Balance of Loan Group 6. As of any date, the aggregate principal balance of the
Class 7-L Interest and the Class 7-LS Interest shall equal the aggregate Stated
Principal Balance of Loan Group 7.

      The pass-through rate with respect to the Class 1-L Interest and the Class
1-LS Interest shall be the Net WAC for the Group 1 Mortgage Loans. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS
Interest shall be the Net WAC for the Group 2 Mortgage Loans. The pass-through rate with respect to the Class 3-L Interest and the Class 3-LS Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-L Interest and the Class 4-LS Interest shall be the Net WAC for the Group 4 Mortgage Loans. The pass-through rate with respect to the Class 5-L
Interest and the Class 5-LS Interest shall be the Net WAC for the Group 5
Mortgage Loans. The pass-through rate with respect to the Class 6-L Interest and the Class 6-LS Interest shall be the Net WAC for the Group 6 Mortgage Loans. The pass-through rate with respect to the Class 7-L Interest and the Class 7-LS
Interest shall be the Net WAC for the Group 7 Mortgage Loans. Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

      Distributions on the Uncertificated Subsidiary Lower-Tier Interests. On
each Distribution Date, each Uncertificated Subsidiary Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or
Classes as provided herein. On each Distribution Date, each Uncertificated
Subsidiary Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amount in respect of its Corresponding Upper-Tier Class or Classes to the extent actually distributed thereon. Such amounts distributed to the Uncertificated Subsidiary Lower-Tier
Interests in respect of principal and interest with respect to any Distribution
Date are referred to herein collectively as the "Subsidiary Lower-Tier
Distribution Amount."

      As of any date, the principal balance of each Uncertificated Subsidiary
Lower-Tier Interest equals the aggregate of the Class Certificate Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Subsidiary Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances of the respective
Corresponding Upper-Tier Class or Classes.

                                      -71-

      The pass-through rate with respect to the Class 1-A-SL1 Interest and the
Class 1-A-SLR Interest shall be the Net WAC for the Group 1 Mortgage Loans. The pass-through rate with respect to the Class 2-A-SL1 Interest shall be the Net
WAC for the Group 2 Mortgage Loans. The pass-through rate with respect to the
Class 3-A-SL1 Interest shall be the Net WAC for the Group 3 Mortgage Loans. The pass-through rate with respect to the Class 4-A-SL1 Interest shall be the Net
WAC for the Group 4 Mortgage Loans. The pass-through rate with respect to the
Class 5-A-SL1 Interest shall be the Net WAC for the Group 5 Mortgage Loans. The pass- through rate with respect to the Class 6-A-SL1 Interest shall be the Net
WAC for the Group 6 Mortgage Loans. The pass-through rate with respect to the
Class 7-A-SL1 Interest shall be the Net WAC for the Group 7 Mortgage Loans. The pass-through rate with respect to the Class B-SL1 Interest, Class B-SL2
Interest, Class B-SL3 Interest, Class B-SL4 Interest, Class B-SL5 Interest and
Class B-SL6 Interest shall be the weighted average of the Class 1-LS Interest,
Class 2-LS Interest, the Class 3-LS Interest, the Class 4-LS Interest, the Class
5-LS Interest, the Class 6-LS Interest and the Class 7-LS Interest.

      (b)   (i) With respect to the Group 1 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 1 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed, sequentially, as follows:

                        first, to the Class 1-A-R Certificate, until its Class
                    Certificate Balance has been reduced to zero; and

                        second, concurrently, to the Class 1-A-1 and Class 1-A-2
                    Certificates, pro rata, until their Class Certificate
                    Balances have been reduced to zero.

            (ii)    With respect to the Group 2 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 2 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 2-A-1 and Class
            2-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (iii)   With respect to the Group 3 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 3 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 3-A-1 and Class
            3-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (iv)    With respect to the Group 4 Senior Certificates:

                                      -72-

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 4 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 4-A-1 and Class
            4-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (v)     With respect to the Group 5 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 5 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed to the Class 5-A-1 until its Class
            Certificate Balance has been reduced to zero.

            (vi)    With respect to the Group 6 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 6 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 6-A-1 and Class
            6-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (vii)   With respect to the Group 7 Senior Certificates:

                    On each Distribution Date prior to the Senior Credit Support
            Depletion Date, the amount distributable to the Group 7 Senior
            Certificates pursuant to Section 5.02(a)(ii) for such Distribution
            Date, will be distributed concurrently, to the Class 7-A-1 and Class
            7-A-2 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            (viii)  On each Distribution Date on or after the Senior Credit
      Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a
      Loan Group available to be distributed as principal of the Senior
      Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective
      Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (ix)    Notwithstanding the foregoing, on each Distribution Date
      prior to the Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior
      Certificates of any Group has been reduced to zero, amounts otherwise distributable from the Unscheduled Principal Amounts with respect to the
      Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining classes of Senior Certificates of the other
      Groups in accordance with the priorities set forth for the applicable
      Group in clause (i), (ii), (iii), (iv), (v), (vi) or (vii) above, provided that on such Distribution Date (a) the Total Subordinate Percentage for
      such Distribution Date is less than twice the initial Total Subordinate
      Percentage or (b) the outstanding principal balance of all Mortgage Loans
      (including, for this purpose, any Mortgage Loans in foreclosure or any REO
      Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy) delinquent 60 days

                                      -73-

      or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates,
      is greater than or equal to 50%. If the Senior Certificates of two or more
      Groups remain outstanding, the distributions described above will be made to the Senior Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class Certificate
      Balance of the Senior Certificates of a Group is greater than the Adjusted
      Pool Amount of the Related Loan Group (any such Group, the
      "Undercollateralized Group" and any such excess, the "Undercollateralized
      Amount"), all amounts otherwise distributable as principal on the
      Subordinate Certificates pursuant to Sections 5.02(a)(iii)(L), (J), (H),
      (F), (D) and (B), in that order, will be paid as principal to the Senior
      Certificates of the Undercollateralized Group in accordance with the priorities set forth for the applicable Group above under (i), (ii),
      (iii), (iv), (v), (vi) or (vii) until the aggregate Class Certificate
      Balance of the Senior Certificates of the Undercollateralized Group equals the Adjusted Pool Amount of the Related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls with respect to the
      Undercollateralized Group (including any Class Unpaid Interest Shortfalls for such Distribution Date) will be paid to the Undercollateralized Group prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Sections 5.02(a)(iii)(L), (J), (H), (F), (D) and (B) and, in
      that order; such amount will be paid to the Senior Certificates of such
      Undercollateralized Group up to their Interest Distribution Amounts for such Distribution Date. If two or more Groups are Undercollateralized
      Groups, the distributions described above will be made, pro rata, in proportion to the amount by which the aggregate Class Certificate Balance of the Senior Certificates of each such Group exceeds the Adjusted Pool
      Amount of the Related Loan Group.

      (c)   On each Distribution Date, Accrued Certificate Interest for each
Class of Certificates for such Distribution Date shall be reduced by such
Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the related Senior Credit Support Depletion Date, any other Realized Loss on the
Mortgage Loans in the Related Loan Group allocable to interest and (C) Relief
Act Reductions incurred on the Mortgage Loans during the Prior Period.

      (d)   Notwithstanding the priority and allocation contained in Section
5.02(a)(v), if with respect to any Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate
Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Pool Stated Principal Balance for all Loan Groups immediately prior to such Distribution Date (for each Class, the "Fractional
Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal
Distribution Amounts will be made to any Classes of Subordinate Certificates which have a higher numerical Class designation than such Class (the "Restricted
Classes") and the Class Certificate Balances of the Restricted Classes of
Subordinate Certificates will not be used in determining the Pro Rata Share for the Subordinate Certificates

                                      -74-

that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted
Classes of such Related Group in order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates that is a
Restricted Class then outstanding with the lowest numerical Class designation).

      Section 5.03. Allocation of Losses.

      (a)   On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any
Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the
amount of such loss or Deficient Valuation, or of the terms of such Debt Service
Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date. Realized Losses shall be allocated to the Certificates by a reduction in the Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

      (b)   The Class Certificate Balance of the Class of Subordinate
Certificates then outstanding with the highest numerical Class designation shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates and Subordinate Certificates (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date) equals the sum of the Adjusted Pool Amounts for such
Distribution Date.

      After the Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding
Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal on such Distribution Date)
equals the Adjusted Pool Amount for the Related Loan Group for such Distribution
Date.

      Any such reduction or increase shall be allocated among the Senior
Certificates of such Group based on the Class Certificate Balances immediately prior to such Distribution Date until the Class Certificate Balances thereof have been reduced to zero.

      (c)   Any reduction or increase in the Class Certificate Balance of a
Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage
Interests.

      (d)   The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Subordinate Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is
greater than the Class

                                      -75-

Certificate Balance of such Class, the excess shall be distributed (i) first, sequentially, to the Classes of Subordinate Certificates then outstanding
(beginning with the Class of Subordinate Certificates then outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and (ii) then to the Senior Certificates of such Group, pro rata, in accordance with the priorities set forth in Section
5.02.

      (e)   After the Senior Credit Support Depletion Date:

            (i)     On any Distribution Date on which the Class 1-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-2 Certificates will be reduced by the Class 1-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 1-A-1 Certificates will not be reduced by the Class 1-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      1-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 1-A-2 Certificates.

            (ii)    On any Distribution Date on which the Class 2-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      2-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 2-A-2 Certificates.

            (iii)   On any Distribution Date on which the Class 3-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      3-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 3-A-2 Certificates.

            (iv)    On any Distribution Date on which the Class 4-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 4-A-2 Certificates will be reduced by the Class 4-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 4-A-1 Certificates will not be reduced by the Class 4-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      4-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 4-A-2 Certificates.

                                      -76-

            (v)     On any Distribution Date on which the Class 6-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 6-A-2 Certificates will be reduced by the Class 6-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 6-A-1 Certificates will not be reduced by the Class 6-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      6-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 6-A-2 Certificates.

            (vi)    On any Distribution Date on which the Class 7-A-2 Loss
      Allocation Amount is greater than zero, the Class Certificate Balance of the Class 7-A-2 Certificates will be reduced by the Class 7-A-2 Loss
      Allocation Amount and, notwithstanding Section 5.03(b), the Class
      Certificate Balance of the Class 7-A-1 Certificates will not be reduced by the Class 7-A-2 Loss Allocation Amount.

            Any increase in the Class Certificate Balance allocated to the Class
      7-A-1 Certificates pursuant to Section 5.03(b) will instead increase the
      Class Certificate Balance of the Class 7-A-2 Certificates.

      (f)   Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of such Class exceeds its Initial Class
Certificate Balance less all distributions of principal previously distributed in respect of such Class on prior Distribution Dates.

      (g)   With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier REMIC Interest as described in Section 5.02(a) and to each
Uncertificated Subsidiary Lower-Tier Interest in an amount equal to the Realized
Losses allocated to such Uncertificated Subsidiary Lower-Tier Interest's
Corresponding Upper-Tier Class or Classes.

      Section 5.04. Statements to Certificateholders.

      (a)   Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificate delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i)     the actual Distribution Date, the related Record Date and
      the Interest Accrual Period for each Class for such Distribution Date;

            (ii)    for each Loan Group, the related Pool Distribution Amount;

            (iii)   for each Loan Group, the amount of the Pool Distribution
      Amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and other components included therein;

                                      -77-

            (iv)    for each Loan Group, the amount of the Pool Distribution
      Amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (v)   if the distribution to the Holders of such Class of
      Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (vi)    the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such
      Distribution Date;

            (vii)   for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

            (viii)  for each Loan Group, the Senior Percentage, the Senior
      Prepayment Percentage, the Subordinate Percentage and the Subordinate
      Prepayment Percentage for such Distribution Date;

            (ix)    the Total Senior Percentage and the Total Subordinate
      Percentage for such Distribution Date;

            (x)     the amount of the Servicing Fee paid to or retained by the
      Servicer with respect to each Loan Group and such Distribution Date and the amount of the Trustee Fee paid to or retained by the Trustee with respect to each Loan Group and such Distribution Date;

            (xi)    the Pass-Through Rate for each such Class of Certificates
      with respect to such Distribution Date;

            (xii)   for each Loan Group, the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of
      Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

            (xiii)  for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days, 91 to 120 days, and for each additional 30-day period thereafter (e.g., 121 to 150 days, 151 to 180 days, etc.) up to foreclosure, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution
      Date;

            (xiv)   for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregated Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination
      Date preceding such Distribution Date and the date of acquisition of the
      REO Properties;

                                      -78-

            (xv)    for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xvi)   for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xvii)  for each Loan Group, the Reimbursement Amount;

            (xviii) for each Loan Group, the amount of Recoveries;

            (xix)   for each Loan Group, the number of Mortgage Loans at the end of the applicable reporting period, and the Net WAC and weighted average remaining term;

            (xx)    unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the
      Trustee has knowledge or has received written notice; and

            (xxi)   unless such information is otherwise set forth in the Form
      10-D relating to such Distribution Date and provided that the Trustee is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Trustee has knowledge or has received written notice.

      For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due
Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

      (b)   No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

      In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04(a), the amounts shall be expressed as a dollar amount per
Certificate with a $1,000 denomination.

      On each Distribution Date, the Trustee shall prepare and make available to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the
Depositor, the information contained in the statement described in Section
5.04(a) for such Distribution Date (a "Monthly Statement").

      The Trustee will make the Monthly Statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each

                                      -79-

month to Certificateholders, and other parties to this Agreement via the
Trustee's Internet website. The Trustee's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The
Trustee shall have the right to change the way the Monthly Statements to
Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (iii) and (iv) of
Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

      The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury
Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury
Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC
Provisions including, but not limited to, (i) information to be reported to the
Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual
Certificate by the Trustee), (ii) information to be provided to the Holders of
Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each
REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC
Provisions) made from time to time.

      Section 5.05. Tax Returns and Reports to Certificateholders.

      (a)   For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

                                      -80-

      (b)   The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within
30 days of the Closing Date, the Trustee shall obtain for each REMIC a taxpayer identification number on Form SS-4 or as otherwise permitted by the Internal
Revenue Service, and shall furnish or cause to be furnished to the Internal
Revenue Service, on Form 8811 or as otherwise required by the Code or the
Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the
Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

      (c)   In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

      (d)   The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury
Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      Section 5.06. Tax Matters Person.

      The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of
Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate
is hereby designated as the Tax Matters Person for each of the Upper-Tier REMIC and the Lower-Tier REMICs. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier
REMICs.

      Section 5.07. Rights of the Tax Matters Person in Respect of the Trustee.

      The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or

                                      -81-

failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

      Section 5.08. REMIC Related Covenants.

      For as long as any REMIC created hereunder shall exist, the Trustee, the
Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and avoid the imposition of tax on each REMIC created hereunder. In particular:

      (a)   The Trustee shall not create, or permit the creation of, any
"interests" in any REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual
Certificate, the Uncertificated Lower-Tier Interests and the Uncertificated
Subsidiary Lower-Tier Interests.

      (b)   Except as otherwise provided in the Code, (i) the Depositor and the
Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to any REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of such REMIC imposed by Code Section 860G(d).

      (c)   The Trustee shall not accept on behalf of any REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

      (d)   The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 and 2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable
REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

      (e)   The Trustee shall maintain books with respect to the Trust and each
REMIC on a calendar year taxable year and on an accrual basis.

      Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.
Neither the Servicer nor the Trustee shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the
Servicer, reasonably foreseeable, permit any modification with respect to any
Mortgage Loan that would (i) change the Mortgage Rate,

                                      -82-

defer or forgive the payment thereof of any principal or interest payments, reduce the Scheduled Principal Balance (except for actual payments of principal)
or extend the final maturity date with respect to such Mortgage Loan, (ii)
affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Further, neither the Servicer nor the Trustee shall permit any modification with respect to any Mortgage Loan that would both (x) effect an exchange or reissuance of such Mortgage Loan under Section 1.860G-2(b) of the
Treasury regulations and (y) cause any REMIC constituting part of the Trust
Estate to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the
REMIC Provisions.

      Section 5.09. Servicer and Trustee Indemnification.

      In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

      In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Servicer, the Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Servicer's covenants.

                                   ARTICLE VI

                                THE CERTIFICATES

      Section 6.01. The Certificates.

      The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1A1, A-1A2, A-1AR, A-2A1,
A-2A2, A-3A1, A-3A2, A-4A1, A-4A2, A-5A1, A-6A1, A-6A2, A-7A1, A-7A2, B-B1,
B-B2, B-B3, B-B4, B-B5, B-B6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be authenticated and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee (or a Custodian on its behalf) of the documents specified in Section
2.01. The Classes of Certificates shall be available to investors in minimum denominations of initial Certificate Balance and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class B-1,

                                      -83-

Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the
Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

      The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such
Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the Trustee substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 6.02. Registration of Transfer and Exchange of Certificates.

      (a)   The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      (b)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

      (c)   (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (B) the
Depository shall maintain book-entry records with respect to the Certificate
Owners and with respect to ownership and transfers of such Book-Entry
Certificates; (C) ownership and transfers of registration of the Book-Entry
Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E)
the Trustee shall deal with the Depository as the representative of the
Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be

                                      -84-

inconsistent if they are made with respect to different Certificate Owners; and
(F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository
Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii)    All transfers by Certificate Owners of Book-Entry
      Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such
      Certificate Owner. Each Depository Participant shall only transfer
      Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the
      Depository's normal procedures.

            (iii)   If the Depository advises the Trustee in writing that the
      Depository is no longer willing or able to properly discharge its responsibilities as Depository, and the Trustee or the Depositor is unable to locate a qualified successor, the Trustee shall notify all Certificate
      Owners, through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive
      Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the
      Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of
      Definitive Certificates, the Trustee shall recognize the Holders of the
      Definitive Certificates as Certificateholders hereunder.

      (d)   No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Trustee or the Depositor and (ii) the
Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit
G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration

                                      -85-

thereof under the 1933 Act pursuant to the registration exemption provided by
Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      (e)   No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter substantially in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the
Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate
(other than a Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee or the Servicer. Any transferee of an
ERISA Restricted Certificate that does not comply with either clause (i) or (ii)
of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or an Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate
Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository
Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate
Owners.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such
Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (f)   Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have

                                      -86-

agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i)     Each Person holding or acquiring any Ownership Interest in a
      Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a
      Permitted Transferee.

            (ii)    No Person shall acquire an Ownership Interest in a Residual
      Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii)   In connection with any proposed transfer of any Ownership
      Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form of Exhibit I hereto from the proposed transferee.

            (iv)    Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
      Trustee has actual knowledge that the proposed transferee is not a
      Permitted Transferee, no transfer of any Ownership Interest in a Residual
      Certificate to such proposed transferee shall be effected.

            (v)     No Ownership Interest in a Residual Certificate may be
      purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service
      Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi)    Any attempted or purported transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual
      Certificate, then the prior Holder of such Residual Certificate that is a
      Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The
      Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual
      Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be

                                      -87-

      distributed and delivered by the Trustee to the prior Holder of such
      Residual Certificate that is a Permitted Transferee.

            (vii)   If any Person other than a Permitted Transferee acquires any
      Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal
      Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii)  No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

      (g)   No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section 6.03. Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any mutilated Certificate is surrendered to the Certificate
Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 6.04. Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any
agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.01 and for all other purposes whatsoever, and none of the Depositor, the
Servicer, the

                                      -88-

Trustee, the Certificate Registrar or any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

      Section 7.01. Respective Liabilities of the Depositor and the Servicer.

      The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 7.02. Merger or Consolidation of the Depositor or the Servicer.

      The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

      Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the
Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

      In connection with the succession to the Servicer under this Agreement by any Person (i) into which the Servicer may be merged or consolidated or (ii)
which may be appointed as a successor to the Servicer, the Servicer shall notify the Depositor of such succession or appointment and shall furnish to the
Depositor and the Trustee in writing and in form and substance reasonably satisfactory to the Depositor and the Trustee, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 7.03. Limitation on Liability of the Depositor, the Servicer and
                    Others.

      None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the

                                      -89-

Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Depositor, the
Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The
Depositor, the Servicer and any director, officer, employee or agent of the
Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or of the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the
Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this
Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

      Section 7.04. Depositor and Servicer Not to Resign.

      Subject to the provisions of Section 7.02, neither the Depositor nor the
Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law [or, in the case of the Servicer, pursuant to
Section 7.05]. Any such determination permitting the resignation of the
Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                      -90-

                                  ARTICLE VIII

                                     DEFAULT

      Section 8.01. Events of Default.

      If any one of the following events ("Events of Default") shall occur and be continuing:

      (a)   any failure by the Servicer to remit amounts to the Trustee for deposit in the Distribution Account which continues unremedied for a period of two days; or

      (b)   failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the
Depositor and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

      (c)   the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the
Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (d)   the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

      (e)   failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22; or

      (f)   failure by the Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 which failure continues unremedied at 3:00
P.M. New York time on the Business Day prior to the related Distribution Date.

then, (i) in the case of an Event of Default described in clauses (a) through
(e) hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee and shall not have been remedied by the Servicer, the
Trustee may, and at the direction of the Holders of Certificates evidencing
Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Depositor), terminate all of the rights and obligations of the Servicer under this
Agreement; and (ii) in the case of an Event of Default described in clause (f)
hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall, by notice to the Servicer, terminate all of the rights and

                                      -91-

obligations of the Servicer under this Agreement and in and to the Mortgage
Loans and proceeds thereof (other than the Servicer's right to recovery of the aggregate Servicing Fees due prior to the date of termination and other right to recovery of the aggregate Servicing Fees due prior to the date of termination and other expenses and amounts advanced pursuant to the terms of this Agreement, which rights the Servicer will retain under all circumstances) and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the
Periodic Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice and subject to Section 8.05, all authority and power of the Servicer under this Agreement, whether with respect to the
Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section 8.05(a), unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the
Servicer in the Servicer Custodial Account or thereafter received by the
Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each
Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this
Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

      Section 8.02. Remedies of Trustee.

      During the continuance of any Event of Default, so long as such Event of
Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders
(including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                      -92-

      Section 8.03. Directions by Certificateholders and Duties of Trustee
During Event of Default.

      During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor
Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section
9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting
Certificateholders.

      Section 8.04. Action upon Certain Failures of the Servicer and upon Event of Default.

      In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b)
which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If a Responsible Officer of the Trustee shall have knowledge of an Event of
Default, the Trustee shall give prompt written notice thereof to the
Certificateholders in accordance with Section 8.01.

      Section 8.05. Trustee to Act; Appointment of Successor.

      (a)   Within 90 days of the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor)
shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances under this Agreement, (ii) the
Trustee, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Servicer in its obligation to make advances (including Advances pursuant to
Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Servicer or any acts or

                                      -93-

omissions of the predecessor Servicer hereunder, (c) to be obligated to make
Advances if it is prohibited from doing so by applicable law, (d) to be obligated to effectuate repurchases or substitutions of the Mortgage Loans hereunder or (e) to be obligated to perform any obligation of the Servicer under
Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Servicer. Subject to Section 8.05(b), as
compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor
Servicer which may have arisen under this Agreement prior to its termination as
Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

      (b)   In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the
Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, not to exceed the Servicer compensation hereunder.

      (c)   Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

      Section 8.06. Notification to Certificateholders.

      Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the
Certificate Register and to each Rating Agency.

                                      -94-

                                   ARTICLE IX

                                   THE TRUSTEE

      Section 9.01. Duties of Trustee.

      (a)   The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the
Trustee shall not be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder.

      (b)   No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i)     Prior to the occurrence of an Event of Default, and after
      the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii)    The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
      Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii)   The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section
      8.03;

            (iv)    The Trustee shall not be charged with knowledge of any
      default or Event of Default under Section 8.01 unless a Responsible
      Officer of the Trustee obtains actual

                                      -95-

      knowledge of such default or Event of Default or any Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Servicer, the Depositor or any
      Certificateholder; and

            (v)     Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it.

      (c)   Subject to the conditions set forth in this Section 9.01(c), the
Trustee is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Trustee shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the
Depositor) of the role and function of each Subcontractor utilized by the
Trustee, specifying (i) the identity of each such Subcontractor that is a
Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing
Function Participant. As a condition to the utilization by the Trustee of any
Servicing Function Participant, the Trustee shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this Agreement to the same extent as if such
Servicing Function Participant were the Trustee. The Trustee shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable Persons any Assessment of Compliance and related
Attestation Report required to be delivered by such Servicing Function
Participant under Section 3.21, in each case as and when required to be delivered.

      Notwithstanding the foregoing, if the Trustee engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the
Trustee shall be responsible for determining whether such Subcontractor is an
Additional Servicer.

      The Trustee shall indemnify the Depositor, the Sponsor, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the Trustee's obligation set forth in the preceding paragraph or the failure of the Trustee to perform any of its obligations under
Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

      Section 9.02. Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 9.01:

        (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing

                                      -96-

the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee may prescribe;

      (b)   The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

      (c)   The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this
Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to
Section 9.01(b)(v), nothing contained herein shall relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this
Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

      (d)   The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

      (e)   Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the
Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than
50%; provided, however, that if the payment within a reasonable time to the
Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this
Agreement, the Trustee may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

      (f)   The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor.

      Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of, and the authentication on the Certificates) shall be taken as the statements of the Depositor or the Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the
Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution

                                      -97-

and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the
Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder
(other than the Distribution Account) by the Servicer.

      The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any
Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to
Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the
Depositor or the Servicer with any warranty or representation made under this
Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor
Servicer), or any Mortgagor; any action of the Servicer (other than if the
Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer)
or any Subservicer taken in the name of the Trust or the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review (or the review of a Custodian on its behalf) of the Mortgage Files pursuant to
Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

                                      -98-

      Section 9.04. Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not
Trustee and may otherwise deal with the Servicer or any of its affiliates with the same right it would have if it were not the Trustee.

      Section 9.05. Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of
America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c)
with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A2" by Moody's and "A" by S&P or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates.
The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

      Section 9.06. Resignation and Removal of Trustee.

      The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use its best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning
Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the
Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Trustee has failed to duly perform, within the

                                      -99-

required time period, its obligations under Section 3.20, Section 3.21 or
Section 3.22, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

      The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use its best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

      Any resignation or removal of the Trustee and appointment of a successor
Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 9.07.

      Section 9.07. Successor Trustee.

      Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder (or direct a Custodian to deliver such Mortgage
Files and related documents and statements), together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

      No successor Trustee shall accept appointment as provided in this Section
9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

      Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

      Section 9.08. Merger or Consolidation of Trustee.

      Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association

                                      -100-

resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee under this Agreement by any Person (i) into which the
Trustee may be merged or consolidated or (ii) which may be appointed as a successor to the Trustee, the Trustee shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

      Section 9.09. Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged
Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust
Estate, or any part thereof, and, subject to the other provision of this Section
9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Trustee shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

                                      -101-

Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 9.10. Authenticating Agents.

      The Trustee may appoint one or more authenticating agents ("Authenticating
Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating
Agent shall be Wells Fargo Bank, N.A. Wherever reference is made in this
Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the
Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent.
Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a place of business in
New York, New York, having a combined capital and surplus of at least
$15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

      Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the
Servicer and shall mail notice of such appointment to all

                                      -102-

Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

      Section 9.11. Trustee's Fees and Expenses.

      The Trustee, as compensation for its services hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such
Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder,
(b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any ERISA-Restricted Certificate or Residual Certificate not in compliance with ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii). Except
as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses. The provisions of this Section 9.11 shall survive the termination of this Agreement or the resignation or removal of the
Trustee hereunder.

      Section 9.12. Appointment of Custodian.

      The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer.
Subject to this Article IX, the Trustee agrees to comply with the terms of each
Custodial Agreement and to enforce the terms and provisions thereof against the
Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage
File.

      Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Custodian to perform any of its obligations under Section 3.21(a).

                                      -103-

      Section 9.13. Paying Agents.

      The Trustee may appoint one or more paying agents (each, a "Paying Agent")
which shall be authorized to act on behalf of the Trustee in making withdrawals from the Distribution Account and distributions to Certificateholders as provided in Section 3.09 and Section 5.02. Wherever reference is made in this
Agreement to withdrawal from the Distribution Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank, N.A.
Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Distribution Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this Agreement shall be payable by the Trustee out of its own funds and not out of any funds in the Trust Estate.

      Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

      Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Distribution Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Distribution Account. The Trustee may, upon prior written approval of the
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any
Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

      Section 9.14. Limitation of Liability.

      The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this

                                      -104-

Agreement. Each of the undertakings and agreements made on the part of the
Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

      Section 9.15. Trustee May Enforce Claims Without Possession of
Certificates.

      All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the
Certificateholders in respect of which such judgment has been recovered.

      Section 9.16. Suits for Enforcement.

      In case an Event of Default or other default by the Servicer or the
Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the
Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the
Certificateholders.

      Waiver of Bond Requirement. The Trustee shall be relieved of, and each
Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 9.17. Waiver of Inventory, Accounting and Appraisal Requirement.

      The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

      Section 10.01. Termination upon Purchase or Liquidation of All Mortgage
Loans.

      Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b))
shall terminate upon the last action required to be taken by the Trustee on the
Final

                                      -105-

Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Servicer of all of the Mortgage Loans and all REO Property
remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (y) below), (y) the fair market value of such REO Property plus one month's interest at the related Mortgage Interest Rate on the unpaid principal balance of each Mortgage Loan (including any Mortgage Loan as to which
REO Property has been acquired) and (z) any Reimbursement Amount owed to the
Trust pursuant to Section 2.02 related to a Mortgage Loan.

      Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

      The right of the Servicer to purchase the Mortgage Loans is conditioned upon (A) the aggregate of the Pool Stated Principal Balance of all of the Loan
Groups being less than 10% of the aggregate unpaid principal balance of the
Mortgage Loans as of the Cut-off Date and (B) the purchase price calculated pursuant to clause (a) of the second preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any
Mortgage Loan as to which REO Property has been acquired) and the REO
Properties; provided, however, that this clause (B) shall not apply to any purchase by the Servicer if, at the time of the purchase, the Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the OTS. Fair market value for purposes of this paragraph and the second preceding paragraph will be determined by the Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X. If such right is exercised, the Trustee (or Custodian on the Trustee's behalf) shall, promptly following payment of the purchase price, release to the Servicer or its designee the
Mortgage Files pertaining to the Mortgage Loans being purchased.

      Notice of any termination, specifying the applicable date upon which the
Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the
Trustee by letter to the Certificateholders mailed not later than the 15th day of the month of such final distribution specifying (1) the applicable
Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the
Trustee therein designated, (2) the amount of any such final payment and (3)
that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the
Certificates at the office or agency of the Trustee therein specified.

      If the Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer, the Servicer shall deposit in the
Distribution Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the

                                      -106-

Distribution Account on the applicable Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of
Certificates pursuant to the next succeeding paragraph. Not less than five (5)
Business Days prior to the Final Distribution Date, the Trustee shall notify the
Servicer of the amount of any unpaid Reimbursement Amount owed to the Trust related to the Mortgage Loans and the Servicer shall deposit such amount in the
Distribution Account not later than the Business Day preceding the Final
Distribution Date.

      Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date, and in proportion to their respective Percentage Interests, with respect to
Certificateholders of the same Class, all cash on hand in respect of the related
REMIC (other than the amounts retained to meet claims). An amount shall be distributed in respect of interest and principal, as applicable, to the
Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary Lower-Tier
Interests in the same manner as principal and interest are distributed to the
Uncertificated Lower-Tier Interests and the Uncertificated Subsidiary Lower-Tier
Interests as provided in Section 5.02.

      If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Trustee shall on such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Trustee shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

      Section 10.02. Additional Termination Requirements.

      (a)   If the Servicer exercises its purchase option as provided in Section
10.01, the related REMIC or REMICs shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a
REMIC at any time that any related Certificates are outstanding:

            (i)     within 90 days prior to the applicable Final Distribution
      Date set forth in the notice given by the Trustee under Section 10.01, the
      Trustee shall sell the related Mortgage Loans and the REO Properties to the Servicer for cash;

            (ii)    the notice given by the Trustee pursuant to Section 10.01
      shall provide that such notice constitutes adoption of a plan of complete liquidation of the applicable REMIC or REMICs as of the date of such notice (or, if earlier, the date on which such

                                      -107-

      notice was mailed to Certificateholders). The Trustee shall also ensure that such date is specified in the final tax return of the applicable
      REMIC or REMICs; and

            (iii)   the Subsidiary Lower-Tier REMIC and Upper-Tier REMIC will be terminated on the same date that the Lower-Tier REMIC is terminated.

      (b)   By its acceptance of the Class 1-A-R Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor or the Trustee, and if such action is not requested, is deemed to adopt such a plan of complete liquidation.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment.

      This Agreement may be amended from time to time by the Depositor, the
Servicer and the Trustee without the consent of any of the Certificateholders,
(i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus
Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC created hereunder as a REMIC at all times that any related Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Distribution Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates and the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates as
evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates. Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement pursuant to clause (i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any

                                      -108-

REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

      This Agreement may also be amended from time to time by the Depositor, the
Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then
Outstanding.

      Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all
Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of
Counsel may conclude that such amendment would adversely affect the qualification of any REMIC created hereunder as a REMIC.

      Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

      It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

      Prior to the execution of any amendment to this Agreement, the Trustee shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

      Section 11.02. Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at its expense, at the direction of

                                      -109-

Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Trustee at the expense of the requesting
Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

      For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 11.03. Limitation on Rights of Certificateholders.

      The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every
Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                                      -110-

      Section 11.04. Governing Law.

      THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

      Section 11.05. Notices.

      All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Banc of America
Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (b) in the case of the
Servicer, Bank of America, National Association, 475 Crosspoint Parkway,
Getzville, New York 14068-9000, Attention: Servicing Manager, with a copy to
Bank of America, National Association, 101 South Tryon Street, Charlotte, NC
28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046,
Attention: BAFC, Series 2006-B, and for overnight delivery purposes, Wells Fargo
Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention:
BAFC, Series 2006-B, with a copy to Wells Fargo Bank, N.A., Sixth and Marquette
Avenue, Minneapolis, Minnesota, 55479, Attention: BAFC, Series 2006-B, (e) in
the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New
York, New York 10007, Attention: Residential Mortgage Monitoring Group, and (f)
in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies,
Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage
Surveillance Manager; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a
Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a
Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

                                      -111-

      Section 11.06. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

      Section 11.07. Certificates Nonassessable and Fully Paid.

      It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

      Section 11.08. Access to List of Certificateholders.

      The Certificate Registrar will furnish or cause to be furnished to the
Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

      If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other
Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business
Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the
Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the
Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

      Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 11.09. Recharacterization.

      The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan.
Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the
Mortgage Loans.

                                      -112-

      Section 11.10. Regulation AB Compliance; Intent of the Parties;
Reasonableness.

      The parties hereto acknowledge that interpretations of the requirements of
Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use commercially reasonable efforts to comply with requests made by the
Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the
Trust, the Servicer, the Trustee and the Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the
Servicer, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -113-

      IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                         BANC OF AMERICA FUNDING CORPORATION,
                                         as Depositor

                                         By: /s/ Scott Evans
                                            ------------------------------------
                                         Name:  Scott Evans
                                         Title: Senior Vice President

                                         BANK OF AMERICA, NATIONAL ASSOCIATION,
                                         as Servicer

                                         By: /s/Bruce W. Good
                                            ------------------------------------
                                         Name:  Bruce W. Good
                                         Title: Vice President

                                         WELLS FARGO BANK, N.A.,
                                         as Trustee

                                         By: /s/ Peter A. Gobell
                                            ------------------------------------
                                         Name:  Peter A. Gobell
                                         Title: Vice President

STATE OF NORTH CAROLINA    )
                           )    ss.:
COUNTY OF MECKLENBURG      )
                           )

      On the 24th day of February, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that he is a Senior Vice President of
Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.

                                         /s/ Stephanie M. Siejka
                                         -------------------------------
                                         Notary Public

[Notarial Seal]

My commission expires  12-15-07 .
                      ----------

STATE OF NORTH CAROLINA    )
                           )    ss.:
COUNTY OF MECKLENBURG      )
                           )

      On the 24th day of February, 2006, before me, a notary public in and for the State of Illinois, personally appeared Bruce W. Good, known to me who, being by me duly sworn, did depose and say that he/she is a Vice President of Bank of
America, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such association.

                                         /s/ Stephanie M. Siejka
                                         -------------------------------
                                         Notary Public

[Notarial Seal]

My commission expires  12-15-07 .
                      ----------

STATE OF MARYLAND   )
                    )      ss.:
COUNTY OF BALTIMORE )
                    )

      On the 28th day of February, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is an Vice President of Wells
Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such association.

                                         /s/ Graham M. Oglesby
                                         -------------------------------
                                         Notary Public

[Seal]

Graham M. Oglesby
Notary Public
Baltimore City
Maryland
My Commission Expires January 7 2009

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[___________]

Initial Class Certificate
Balance of this Class:                      $28,927,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AA 0

ISIN No.:                                   US058928AA05

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $1,344,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AB 8

ISIN No.:                                   US058928AB87

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date, interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-1A2-3

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the
Certificate of the above-referenced Class with respect to a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the
"Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $100.00

Initial Class Certificate
Balance of this Class:                      $100.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AC 6

ISIN No.:                                   US058928AC60

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the

                                     A-1AR-2

Trustee or any of their respective affiliates. Neither this Certificate nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 1 Mortgage Loans.

      Any distribution of the proceeds of any remaining assets of the applicable sub-accounts of the Distribution Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a
Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R Certificate to such proposed transferee shall be effected;
(v) this Class 1-A-R Certificate may not be purchased by or transferred to any
Person that is not a U.S. Person, unless (A) such Person holds this Class 1-A-R
Certificate in connection with the conduct of a trade or business within the
United States and furnishes the transferor and the Trustee with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the
Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section
860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                     A-1AR-3

                                   *    *    *

                                     A-1AR-4

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $141,479,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AD 4

ISIN No.:                                   US058928AD44

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $6,572,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AE 2

ISIN No.:                                   US058928AE27

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 2 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-2A2-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $24,039,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AF 9

ISIN No.:                                   US058928AF91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,117,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AG 7

ISIN No.:                                   US058928AG74

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 3 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-3A2-3

                                  EXHIBIT A-4A1

                    [FORM OF FACE OF CLASS 4-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 4-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-4A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 4-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $26,472,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AH 5

ISIN No.:                                   US058928AH57

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A1-3

                                  EXHIBIT A-4A2

                    [FORM OF FACE OF CLASS 4-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 4-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 4-A-1 CERTIFICATES WILL BE BORNE BY THE
CLASS 4-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

                                     A-4A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 4-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,230,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AJ 1

ISIN No.:                                   US058928AJ14

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-4A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 4 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-4A2-3

                                  EXHIBIT A-5A1

                    [FORM OF FACE OF CLASS 5-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 5-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-5A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 5-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $134,373,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AK 8

ISIN No.:                                   US058928AK86

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-5A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 5 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-5A1-3

                                  EXHIBIT A-6A1

                    [FORM OF FACE OF CLASS 6-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 6-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-6A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 6-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[________]

Initial Class Certificate
Balance of this Class:                      $21,536,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AL 6

ISIN No.:                                   US058928AL69

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-6A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 6 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-6A1-3

                                  EXHIBIT A-6A2

                    [FORM OF FACE OF CLASS 6-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 6-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW. AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE
PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 6-A-1 CERTIFICATES
WILL BE BORNE BY THE CLASS 6-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-6A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 6-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance  of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,000,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AM 4

ISIN No.:                                   US058928AM43

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-6A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 6 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-6A2-3

                                  EXHIBIT A-7A1

                    [FORM OF FACE OF CLASS 7-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 7-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-7A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 7-A-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[________]

Initial Class Certificate
Balance of this Class:                      $67,140,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AN 2

ISIN No.:                                   US058928AN26

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-7A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 7 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-7A1-3

                                  EXHIBIT A-7A2

                    [FORM OF FACE OF CLASS 7-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 7-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW. AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE
PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 7-A-1 CERTIFICATES
WILL BE BORNE BY THE CLASS 7-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

                                     A-7A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                   Class 7-A-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance  of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $6,541,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AP 7

ISIN No.:                                   US058928AP73

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-7A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the Net WAC of the Group 7 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     A-7A2-3

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-1

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $8,924,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AQ 5

ISIN No.:                                   US058928AQ56

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B1-3

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

                                     B-B2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-2

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $4,582,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AR 3

ISIN No.:                                   US058928AR30

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B2-3

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                                     B-B3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-3

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $3,135,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AS 1

ISIN No.:                                   US058928AS13

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B3-3

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE
CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B4-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-4

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           [__________]

Initial Class Certificate
Balance of this Class:                      $1,205,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AT 9

ISIN No.:                                   US058928AT95

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B4-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG.

                                     B-B5-1

35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF
SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR
ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-5

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[__________]

Initial Class Certificate
Balance of this Class:                      $1,447,000.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AU 6

ISIN No.:                                   US058928AU68

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B5-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
OF ALL GROUPS, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS
B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON
BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH
PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH
TERM IS DEFINED IN SECTION V(E) OF

                                     B-B6-1

PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925
(JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH
GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON
BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR
AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME
EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES
OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF
PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN
SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF
COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT
THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-B
                                    Class B-6

evidencing an interest in a Trust consisting primarily of seven loan groups of adjustable interest rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:                               February 1, 2006

First Distribution Date:                    March 20, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):                           $[_________]

Initial Class Certificate
Balance of this Class:                      $1,206,195.00

Pass-Through Rate:                          Variable

CUSIP No.:                                  058928 AV 4

ISIN No.:                                   US058928AV42

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated February 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, Bank of America, National
Association, as servicer (the "Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     B-B6-3

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Servicer or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Interest will accrue on these Certificates at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group)
of the Net WAC of each of the Group 1 Mortgage Loans, the Group 2 Mortgage
Loans, the Group 3 Mortgage Loans, the Group 4 Mortgage Loans, the Group 5
Mortgage Loans, the Group 6 Mortgage Loans and the Group 7 Mortgage Loans.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel
(which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the
1933 Act and such laws, which Opinion of Counsel shall not be an expense of the
Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Trustee or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

                                   *    *    *

                                     B-B6-4

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing
Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month immediately preceding the month of such
Distribution Date or the Business Day immediately preceding such Distribution
Date, as set forth in the Pooling and Servicing Agreement.

      On each Distribution Date, the Trustee shall distribute out of the
Distribution Account to each Certificateholder of record on the related Record
Date (other than with respect to the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution
Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the

                                       C-1

rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the
Holders of Certificates affected by such amendment evidencing the requisite
Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any
Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.
The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the
Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Trustee accompanied by a written instrument of transfer in form satisfactory to the
Trustee and the Certificate Registrar duly executed by the Holder hereof or such
Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and
any agent of the Depositor, the Servicer, the Certificate Registrar or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the
Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in all Loan Groups is less than 10% of the aggregate
Cut-off Date Pool Principal Balance of such Mortgage Loans, the Servicer has the option to purchase such Mortgage Loans under the conditions set forth in Section
10.01 of the Pooling and Servicing Agreement. In the event that no such optional repurchases occur, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of
21 years from the death of the last survivor of the descendants

                                       C-2

of Joseph P. Kennedy, the late ambassador of the United States to the Court of
St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing
Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                       C-3

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By______________________________________
                                             Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By______________________________________
                                             Authorized Signatory

                                       C-4

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
______________________________________________________

      This information is provided by _________, the assignee named above, or , as its agent.

                                       C-5

                                   EXHIBIT D-1
                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

                                      D-1-1

LOANID       OCC         PROPTYPE   OTERM   CORTERM    OLTV     RATE     FPDATE      NDDATE    S_MATDATE   PANDI      PTDATE

3303728079   Primary     PUD          360       360      80        6    3/1/2006   3/1/2006     2/1/2036   3,692.76   3/1/2006
6004287816   Primary     SFR          360       360      80        6    3/1/2006   3/1/2006     2/1/2036   2,805.90   3/1/2006
6007796250   Primary     PUD          360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036   3,223.59   2/1/2006
6023716282   Primary     SFR          360       360      80    5.875    3/1/2006   3/1/2006     2/1/2036   3,785.85   3/1/2006
6034919701   Primary     SFR          360       360      75     6.25    3/1/2006   3/1/2006     2/1/2036   6,523.44   3/1/2006
6050625828   Primary     Condo        360       359      45     6.25    2/1/2006   2/1/2006     1/1/2036   2,247.66   2/1/2006
6105153446   Primary     Condo        360       360      75     6.25    3/1/2006   3/1/2006     2/1/2036   4,296.87   3/1/2006
6111272362   Primary     PUD          360       360   74.16    6.375    3/1/2006   3/1/2006     2/1/2036   5,228.03   3/1/2006
6136946321   Primary     SFR          360       359      80     6.75    2/1/2006   2/1/2006     1/1/2036   3,127.50   2/1/2006
6166943495   Primary     Condo        360       360   77.33     6.25    3/1/2006   3/1/2006     2/1/2036   2,818.76   3/1/2006
6179957573   Primary     Condo        360       360      80     6.25    3/1/2006   3/1/2006     2/1/2036   4,458.33   3/1/2006
6231439412   Primary     PUD          360       359   72.97    5.875    2/1/2006   3/1/2006     1/1/2036   4,626.56   2/1/2006
6241471637   Secondary   Condo        360       358      80     5.75    1/1/2006   2/1/2006    12/1/2035   4,025.00   1/1/2006
6241764361   Primary     PUD          360       360      80      6.5    3/1/2006   3/1/2006     2/1/2036   2,292.33   3/1/2006
6262751529   Primary     PUD          360       360   57.14     6.75    3/1/2006   3/1/2006     2/1/2036   3,891.59   3/1/2006
6273633013   Primary     SFR          360       360      80    5.875    3/1/2006   3/1/2006     2/1/2036   2,154.17   3/1/2006
6284580484   Primary     SFR          360       359   69.74    6.375    2/1/2006   3/1/2006     1/1/2036   2,815.27   2/1/2006
6292326193   Primary     SFR          360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036   2,291.67   2/1/2006
6309252911   Primary     PUD          360       357      80    5.625   12/1/2005   2/1/2006    11/1/2035   2,253.75   1/1/2006
6331129087   Primary     SFR          360       360      80      6.5    3/1/2006   3/1/2006     2/1/2036   3,185.00   3/1/2006
6348144947   Secondary   SFR          360       360   44.53    5.875    3/1/2006   3/1/2006     2/1/2036   2,692.71   3/1/2006
6375084875   Secondary   PUD          360       359      80    5.875    2/1/2006   3/1/2006     1/1/2036   2,467.50   2/1/2006
6376284391   Primary     PUD          360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   2,115.00   2/1/2006
6392522501   Primary     SFR          360       360   71.63    5.875    3/1/2006   3/1/2006     2/1/2036   3,769.79   3/1/2006
6409760664   Primary     PUD          360       360      80    6.125    3/1/2006   3/1/2006     2/1/2036   2,455.17   3/1/2006
6412362128   Primary     SFR          360       355      90    5.375   10/1/2005   2/1/2006     9/1/2035   2,305.88   1/1/2006
6428971144   Primary     SFR          360       360      80    5.875    3/1/2006   3/1/2006     2/1/2036   4,188.09   3/1/2006
6488997450   Primary     SFR          360       360   69.51      6.5    3/1/2006   3/1/2006     2/1/2036   3,087.50   3/1/2006
6491395718   Primary     SFR          360       358   76.54        5    1/1/2006   2/1/2006    12/1/2035   3,903.57   1/1/2006
6501211749   Primary     PUD          360       360      80     5.25    3/1/2006   3/1/2006     2/1/2036   1,932.00   3/1/2006
6503180173   Primary     SFR          360       360   70.72     6.75    3/1/2006   3/1/2006     2/1/2036   2,745.00   3/1/2006
6525858889   Primary     PUD          360       359   74.24    5.875    2/1/2006   2/1/2006     1/1/2036   2,398.96   2/1/2006
6533922115   Primary     SFR          360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   5,989.16   2/1/2006
6585164186   Secondary   Condo        360       359   79.93    5.625    2/1/2006   3/1/2006     1/1/2036   4,679.58   2/1/2006
6594027853   Primary     Condo        360       360      80     6.25    3/1/2006   3/1/2006     2/1/2036   2,825.00   3/1/2006
6608608193   Primary     SFR          360       360   65.11      5.5    3/1/2006   3/1/2006     2/1/2036   2,044.17   3/1/2006
6616190937   Secondary   Condo        360       356      80    5.625   11/1/2005   2/1/2006    10/1/2035   2,246.25   1/1/2006
6619949842   Primary     Condo        360       360      80     6.25    3/1/2006   3/1/2006     2/1/2036   2,290.94   3/1/2006
6621964110   Primary     Condo        360       360   66.67    5.875    3/1/2006   3/1/2006     2/1/2036   3,671.87   3/1/2006
6657867658   Primary     SFR          360       360   73.47      6.5    3/1/2006   3/1/2006     2/1/2036   3,413.17   3/1/2006
6692474692   Primary     PUD          360       360      80    6.375    3/1/2006   3/1/2006     2/1/2036   2,975.00   3/1/2006
6716185167   Primary     SFR          360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   2,244.25   2/1/2006
6724162273   Primary     SFR          360       358   79.32    6.625    1/1/2006   2/1/2006    12/1/2035   4,251.10   1/1/2006
6737705415   Secondary   SFR          360       359      80    6.875    2/1/2006   2/1/2006     1/1/2036   4,072.96   2/1/2006
6807528945   Primary     Condo        360       360      60    6.125    3/1/2006   3/1/2006     2/1/2036   3,828.13   3/1/2006
6827281129   Secondary   PUD          360       359   83.33    6.375    2/1/2006   3/1/2006     1/1/2036   2,656.25   2/1/2006
6839039911   Primary     SFR          360       358   28.86    6.125    1/1/2006   2/1/2006    12/1/2035     397.61   1/1/2006
6870864326   Secondary   SFR          360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   2,868.75   2/1/2006
6871086176   Primary     PUD          360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   2,839.58   2/1/2006
6879604608   Primary     SFR          360       360      80    5.625    3/1/2006   3/1/2006     2/1/2036   3,453.94   3/1/2006
6894524484   Secondary   Condo        360       359   69.52        6    2/1/2006   3/1/2006     1/1/2036   3,250.00   2/1/2006
6918546992   Primary     PUD          360       359    79.3     5.75    2/1/2006   2/1/2006     1/1/2036   2,089.17   2/1/2006
6948115867   Primary     SFR          360       360   35.29        6    3/1/2006   3/1/2006     2/1/2036   3,597.31   3/1/2006

LOANID           OBAL           COBAL       PURPOSE     DOC            OAPPVAL      FRTRDATE     CEILING     FLOOR   CAPINT   MARGIN

3303728079     615,920.00     615,920.00   Purchase    Reduced       775,000.00      2/1/2009         12      2.25        2     2.25
6004287816     468,000.00     468,000.00   C/O Refi    Standard      585,000.00      2/1/2009         12      2.25        2     2.25
6007796250     523,550.00     523,053.23   Purchase    Standard      745,000.00      1/1/2009      12.25      2.25        2     2.25
6023716282     640,000.00     640,000.00   Purchase    Reduced       800,000.00      2/1/2009     11.875      2.25        2     2.25
6034919701   1,252,500.00   1,252,500.00   Purchase    Rapid       1,675,000.00      2/1/2009      12.25      2.25        2     2.25
6050625828     431,550.00     431,550.00   Purchase    SISA          980,000.00      1/1/2009      12.25      2.25        2     2.25
6105153446     825,000.00     825,000.00   Purchase    Reduced     1,100,000.00      2/1/2009      12.25      2.25        2     2.25
6111272362     838,000.00     838,000.00   C/O Refi    Rapid       1,130,000.00      2/1/2009     12.375      2.25        2     2.25
6136946321     556,000.00     556,000.00   Purchase    Standard      740,000.00      1/1/2009      12.75      2.25        2     2.25
6166943495     457,800.00     457,800.00   C/O Refi    Standard      592,000.00      2/1/2009      12.25      2.25        2     2.25
6179957573     856,000.00     856,000.00   Purchase    SISA        1,265,000.00      2/1/2009      12.25      2.25        2     2.25
6231439412     945,000.00     945,000.00   Purchase    Rapid       1,295,000.00      1/1/2009     11.875      2.25        2     2.25
6241471637     840,000.00     840,000.00   Purchase    Rapid       1,062,000.00     12/1/2008      11.75      2.25        2     2.25
6241764361     423,200.00     423,200.00   Purchase    Reduced       530,000.00      2/1/2009       12.5      2.25        2     2.25
6262751529     600,000.00     600,000.00   C/O Refi    Standard    1,050,000.00      2/1/2009      12.75      2.25        2     2.25
6273633013     440,000.00     440,000.00   Purchase    Standard      550,000.00      2/1/2009     11.875      2.25        2     2.25
6284580484     530,000.00     529,932.86   C/O Refi    Rapid         760,000.00      1/1/2009     12.375      2.25        2     2.25
6292326193     440,000.00     440,000.00   Purchase    SISA          565,000.00      1/1/2009      12.25      2.25        2     2.25
6309252911     480,800.00     480,800.00   Purchase    SISA          619,000.00     11/1/2008     11.625      2.25        2     2.25
6331129087     588,000.00     588,000.00   Purchase    SISA          750,000.00      2/1/2009       12.5      2.25        2     2.25
6348144947     550,000.00     550,000.00   Purchase    Standard    1,235,000.00      2/1/2009     11.875      2.25        2     2.25
6375084875     504,000.00     504,000.00   Purchase    Reduced       635,000.00      1/1/2009     11.875      2.25        2     2.25
6376284391     432,000.00     432,000.00   C/O Refi    Rapid         540,000.00      1/1/2009     11.875      2.25        2     2.25
6392522501     770,000.00     770,000.00   R/T Refi    Rapid       1,075,000.00      2/1/2009     11.875      2.25        2     2.25
6409760664     481,013.00     481,013.00   Purchase    Reduced       665,000.00      2/1/2009     12.125      2.25        2     2.25
6412362128     514,800.00     514,800.00   Purchase    Standard      587,000.00      9/1/2008     11.375      2.25        2     2.25
6428971144     708,000.00     708,000.00   Purchase    Standard      900,000.00      2/1/2009     11.875      2.25        2     2.25
6488997450     570,000.00     570,000.00   C/O Refi    Standard      820,000.00      2/1/2009       12.5      2.25        2     2.25
6491395718     727,163.00     725,411.92   Purchase    Standard      950,000.00     12/1/2008         10      2.25        2     2.25
6501211749     441,600.00     441,600.00   C/O Refi    Rapid         552,000.00      2/1/2009      11.25      2.25        2     2.25
6503180173     488,000.00     488,000.00   C/O Refi    Rapid         690,000.00      2/1/2009      12.75      2.25        2     2.25
6525858889     490,000.00     490,000.00   R/T Refi    Standard      660,000.00      1/1/2009     11.875      2.25        2     2.25
6533922115     960,000.00     959,110.84   C/O Refi    Standard    1,200,000.00      1/1/2009     12.375      2.25        2     2.25
6585164186     998,310.00     998,310.00   Purchase    Rapid       1,249,000.00      1/1/2009     11.625      2.25        2     2.25
6594027853     542,400.00     542,400.00   Purchase    SISA          680,000.00      2/1/2009      12.25      2.25        2     2.25
6608608193     446,000.00     446,000.00   R/T Refi    Standard      685,000.00      2/1/2009       11.5      2.25        2     2.25
6616190937     479,200.00     479,200.00   Purchase    Rapid         607,000.00     10/1/2008     11.625      2.25        2     2.25
6619949842     439,860.00     439,860.00   Purchase    Standard      551,000.00      2/1/2009      12.25      2.25        2     2.25
6621964110     750,000.00     750,000.00   Purchase    SISA        1,150,000.00      2/1/2009     11.875      2.25        2     2.25
6657867658     540,000.00     540,000.00   C/O Refi    Standard      735,000.00      2/1/2009       12.5      2.25        2     2.25
6692474692     560,000.00     559,999.95   Purchase    Reduced       700,000.00      2/1/2009     12.375      2.25        2     2.25
6716185167     458,400.00     458,400.00   Purchase    Standard      573,000.00      1/1/2009     11.875      2.25        2     2.25
6724162273     663,911.00     662,736.25   Purchase    Standard      837,000.00     12/1/2008     12.625      2.25        2     2.25
6737705415     620,000.00     619,479.12   Purchase    Standard      775,000.00      1/1/2009     12.875      2.25        2     2.25
6807528945     750,000.00     750,000.00   C/O Refi    Rapid       1,250,000.00      2/1/2009     12.125      2.25        2     2.25
6827281129     500,000.00     500,000.00   Purchase    Rapid         620,000.00      1/1/2009     12.375      2.25        2     2.25
6839039911      77,900.00      77,900.00   Purchase    Reduced       280,000.00     12/1/2008     12.125      2.25        2     2.25
6870864326     540,000.00     540,000.00   Purchase    Reduced       675,000.00      1/1/2009     12.375      2.25        2     2.25
6871086176     580,000.00     580,000.00   Purchase    Rapid         725,000.00      1/1/2009     11.875      2.25        2     2.25
6879604608     600,000.00     600,000.00   Purchase    Reduced       775,000.00      2/1/2009     11.625      2.25        2     2.25
6894524484     650,000.00     650,000.00   C/O Refi    Rapid         935,000.00      1/1/2009         12      2.25        2     2.25
6918546992     436,000.00     436,000.00   Purchase    Reduced       550,000.00      1/1/2009      11.75      2.25        2     2.25
6948115867     600,000.00     600,000.00   C/O Refi    Standard    1,700,000.00      2/1/2009         12      2.25        2     2.25

LOANID         INDEX          ODATE

3303728079   12 MO LIBOR       1/11/2006
6004287816   12 MO LIBOR      12/27/2005
6007796250   12 MO LIBOR      12/20/2005
6023716282   12 MO LIBOR        1/9/2006
6034919701   12 MO LIBOR       1/12/2006
6050625828   12 MO LIBOR      12/22/2005
6105153446   12 MO LIBOR       1/10/2006
6111272362   12 MO LIBOR       1/13/2006
6136946321   12 MO LIBOR      12/15/2005
6166943495   12 MO LIBOR      12/27/2005
6179957573   12 MO LIBOR       1/12/2006
6231439412   12 MO LIBOR      12/13/2005
6241471637   12 MO LIBOR      11/21/2005
6241764361   12 MO LIBOR       1/17/2006
6262751529   12 MO LIBOR       1/12/2006
6273633013   12 MO LIBOR       1/12/2006
6284580484   12 MO LIBOR      12/21/2005
6292326193   12 MO LIBOR      12/23/2005
6309252911   12 MO LIBOR       10/4/2005
6331129087   12 MO LIBOR        1/9/2006
6348144947   12 MO LIBOR      12/22/2005
6375084875   12 MO LIBOR      12/28/2005
6376284391   12 MO LIBOR      12/19/2005
6392522501   12 MO LIBOR        1/1/2006
6409760664   12 MO LIBOR       1/12/2006
6412362128   12 MO LIBOR        8/5/2005
6428971144   12 MO LIBOR       1/26/2006
6488997450   12 MO LIBOR       1/18/2006
6491395718   12 MO LIBOR       12/2/2004
6501211749   12 MO LIBOR        1/5/2006
6503180173   12 MO LIBOR       1/20/2006
6525858889   12 MO LIBOR      12/23/2005
6533922115   12 MO LIBOR      12/22/2005
6585164186   12 MO LIBOR      12/30/2005
6594027853   12 MO LIBOR       1/12/2006
6608608193   12 MO LIBOR       1/20/2006
6616190937   12 MO LIBOR       9/22/2005
6619949842   12 MO LIBOR       1/11/2006
6621964110   12 MO LIBOR       1/10/2006
6657867658   12 MO LIBOR       1/20/2006
6692474692   12 MO LIBOR       1/17/2006
6716185167   12 MO LIBOR      12/21/2005
6724162273   12 MO LIBOR       3/26/2004
6737705415   12 MO LIBOR      12/29/2005
6807528945   12 MO LIBOR       1/10/2006
6827281129   12 MO LIBOR      12/19/2005
6839039911   12 MO LIBOR       11/2/2005
6870864326   12 MO LIBOR      12/29/2005
6871086176   12 MO LIBOR      12/16/2005
6879604608   12 MO LIBOR        1/3/2006
6894524484   12 MO LIBOR      12/19/2005
6918546992   12 MO LIBOR      12/30/2005
6948115867   12 MO LIBOR       1/13/2006

                                   EXHIBIT D-2
                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

                                      D-2-1

LOANID       OCC         PROPTYPE   OTERM   CORTERM   OLTV    RATE      FPDATE     NDDATE   S_MATDATE      PANDI     PTDATE

6027238960   Primary     SFR          360       316   65.22   6.375   7/1/2002   3/1/2006    6/1/2032   3,984.38   2/1/2006
6124090330   Primary     SFR          360       317      80   5.875   8/1/2002   2/1/2006    7/1/2032   1,872.17   1/1/2006
6127833280   Primary     SFR          360       316   57.69       6   7/1/2002   2/1/2006    6/1/2032   4,496.63   1/1/2006
6183512067   Primary     SFR          360       316   74.47    6.25   7/1/2002   2/1/2006    6/1/2032   2,155.02   1/1/2006
6241550455   Primary     PUD          360       317   79.29   5.875   8/1/2002   2/1/2006    7/1/2032   1,649.90   1/1/2006
6251387020   Secondary   SFR          360       315      80    6.25   6/1/2002   3/1/2006    5/1/2032   2,250.00   2/1/2006
6262439208   Primary     SFR          360       317   68.92     6.5   8/1/2002   2/1/2006    7/1/2032   5,663.33   1/1/2006
6269136732   Investor    SFR          360       317      50   6.125   8/1/2002   2/1/2006    7/1/2032   2,126.64   1/1/2006
6291456439   Primary     SFR          360       316   49.17     6.5   7/1/2002   2/1/2006    6/1/2032   2,207.19   1/1/2006
6295342940   Primary     Condo        360       316      80   5.875   7/1/2002   3/1/2006    6/1/2032   2,247.85   2/1/2006
6354788538   Secondary   SFR          360       317   61.58    6.25   8/1/2002   2/1/2006    7/1/2032   2,275.08   1/1/2006
6441390728   Primary     SFR          360       316   77.88     6.5   7/1/2002   2/1/2006    6/1/2032   2,708.33   1/1/2006
6470864080   Secondary   SFR          360       316   79.13     6.5   7/1/2002   2/1/2006    6/1/2032   2,875.91   1/1/2006
6475831068   Secondary   SFR          360       317   63.28       6   8/1/2002   2/1/2006    7/1/2032   3,357.49   1/1/2006
6488739738   Primary     SFR          360       317   36.36   4.625   8/1/2002   3/1/2006    7/1/2032   4,113.12   2/1/2006
6543642828   Secondary   SFR          360       317      80    6.25   8/1/2002   2/1/2006    7/1/2032   2,408.69   1/1/2006
6587695807   Primary     SFR          360       316      62   5.875   7/1/2002   2/1/2006    6/1/2032   2,276.56   1/1/2006
6639380176   Primary     SFR          360       317   57.17       6   8/1/2002   2/1/2006    7/1/2032   3,273.55   1/1/2006
6653141850   Primary     PUD          360       317    78.9    4.75   8/1/2002   2/1/2006    7/1/2032   2,086.59   1/1/2006
6684206748   Primary     SFR          360       317   74.53       6   8/1/2002   2/1/2006    7/1/2032   2,368.23   1/1/2006
6707024979   Primary     Condo        360       317      80    5.75   8/1/2002   2/1/2006    7/1/2032   1,820.45   1/1/2006
6709023284   Primary     SFR          360       316      80       6   7/1/2002   3/1/2006    6/1/2032   2,800.00   2/1/2006
6737948528   Primary     SFR          360       317      80       6   8/1/2002   2/1/2006    7/1/2032   2,480.00   1/1/2006
6777530012   Primary     PUD          360       316      80    6.25   7/1/2002   2/1/2006    6/1/2032   1,662.50   1/1/2006
6780398811   Primary     SFR          360       317   71.94   5.125   8/1/2002   2/1/2006    7/1/2032   4,900.39   1/1/2006
6817358242   Primary     PUD          360       316      80   4.625   7/1/2002   2/1/2006    6/1/2032   1,910.55   1/1/2006
6845281085   Primary     SFR          360       317      80   5.875   8/1/2002   2/1/2006    7/1/2032   2,082.22   1/1/2006
6850667673   Primary     SFR          360       314      80   6.625   5/1/2002   2/1/2006    4/1/2032   3,864.58   1/1/2006
6887552724   Primary     2-Family     360       317   70.68   6.125   8/1/2002   2/1/2006    7/1/2032   3,457.31   1/1/2006
6920235626   Secondary   PUD          360       317   37.31    6.25   8/1/2002   2/1/2006    7/1/2032   2,526.04   1/1/2006
6936890851   Primary     SFR          360       316   79.78       6   7/1/2002   2/1/2006    6/1/2032   1,775.00   1/1/2006
6959100071   Primary     Condo        360       317      95   6.375   8/1/2002   2/1/2006    7/1/2032   2,109.59   1/1/2006
6983477503   Investor    SFR          360       317   71.76   6.125   8/1/2002   2/1/2006    7/1/2032   1,853.22   1/1/2006
6999108217   Primary     SFR          360       316      80   5.875   7/1/2002   2/1/2006    6/1/2032   3,129.42   1/1/2006
6016053081   Primary     SFR          360       359      80   6.125   2/1/2006   3/1/2006    1/1/2036   3,013.75   2/1/2006
6084189023   Primary     SFR          360       359    67.8     6.5   2/1/2006   3/1/2006    1/1/2036   2,166.67   2/1/2006
6124640001   Primary     PUD          360       358      90    5.75   1/1/2006   3/1/2006   12/1/2035   2,242.50   2/1/2006
6334014336   Primary     SFR          360       358   69.83   6.375   1/1/2006   2/1/2006   12/1/2035   2,151.56   1/1/2006
6392964265   Primary     SFR          360       358      80   5.375   1/1/2006   2/1/2006   12/1/2035   2,633.75   1/1/2006
6429439943   Primary     SFR          360       359      80       6   2/1/2006   3/1/2006    1/1/2036   2,380.00   2/1/2006
6561569903   Primary     PUD          360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,089.17   2/1/2006
3303314508   Primary     SFR          360       360   21.38   5.625   3/1/2006   3/1/2006    2/1/2036   3,691.52   3/1/2006
3303434744   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,783.47   3/1/2006
3303455905   Primary     SFR          360       360      80   6.125   3/1/2006   3/1/2006    2/1/2036   3,492.55   3/1/2006
3303465714   Primary     SFR          360       359   71.19     5.5   2/1/2006   2/1/2006    1/1/2036   2,708.36   2/1/2006
3303485480   Primary     SFR          360       360   89.58   6.125   3/1/2006   3/1/2006    2/1/2036   2,612.12   3/1/2006
3303533131   Secondary   SFR          360       359   29.83   5.875   2/1/2006   2/1/2006    1/1/2036   2,957.69   2/1/2006
3303583573   Primary     SFR          360       360   65.32   6.625   3/1/2006   3/1/2006    2/1/2036   3,931.49   3/1/2006
3303623197   Primary     SFR          360       360      80    6.25   3/1/2006   3/1/2006    2/1/2036   2,736.25   3/1/2006
3303626356   Primary     SFR          360       360      80     5.5   3/1/2006   3/1/2006    2/1/2036   3,556.64   3/1/2006
3303664654   Primary     PUD          360       360      80       5   3/1/2006   3/1/2006    2/1/2036   2,525.21   3/1/2006
3303665875   Primary     Condo        360       360      80   6.125   3/1/2006   3/1/2006    2/1/2036   2,867.44   3/1/2006
3303690022   Primary     SFR          240       239   75.46    5.75   2/1/2006   2/1/2006    1/1/2026   4,317.82   2/1/2006
3303694719   Primary     SFR          360       360   72.08    5.75   3/1/2006   3/1/2006    2/1/2036   3,554.55   3/1/2006
3303723047   Primary     SFR          360       360      80   6.125   3/1/2006   3/1/2006    2/1/2036   2,673.49   3/1/2006
6001308110   Primary     SFR          360       355   68.92     5.5  10/1/2005   2/1/2006    9/1/2035     963.42   1/1/2006
6005610560   Primary     Condo        360       359      80    5.75   2/1/2006   3/1/2006    1/1/2036   2,330.19   2/1/2006
6009445336   Primary     PUD          360       360   79.08   6.375   3/1/2006   3/1/2006    2/1/2036   3,192.81   3/1/2006
6011339436   Primary     SFR          360       360   79.09       6   3/1/2006   3/1/2006    2/1/2036   2,175.00   3/1/2006
6013700213   Primary     PUD          360       359      80   5.625   2/1/2006   2/1/2006    1/1/2036   3,094.73   2/1/2006
6025761104   Primary     Condo        360       359   52.99    5.75   2/1/2006   2/1/2006    1/1/2036   3,618.16   2/1/2006
6028621412   Primary     PUD          360       360      80       5   3/1/2006   3/1/2006    2/1/2036   2,770.82   3/1/2006
6034047263   Primary     SFR          360       360   64.96   6.125   3/1/2006   3/1/2006    2/1/2036   2,703.87   3/1/2006
6040944768   Primary     Condo        360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,530.00   2/1/2006
6042056801   Primary     SFR          360       359   57.02   5.625   2/1/2006   2/1/2006    1/1/2036   2,839.21   2/1/2006
6042198900   Primary     PUD          360       359   79.99   4.875   2/1/2006   3/1/2006    1/1/2036   2,274.02   2/1/2006
6045028617   Investor    SFR          360       360   72.18   6.375   3/1/2006   3/1/2006    2/1/2036   2,550.00   3/1/2006
6050212163   Primary     SFR          360       360      80     5.5   3/1/2006   3/1/2006    2/1/2036   3,860.97   3/1/2006
6050714432   Primary     SFR          360       360   27.69     5.5   3/1/2006   3/1/2006    2/1/2036   4,125.00   3/1/2006
6053852072   Secondary   SFR          360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,530.00   3/1/2006
6062831315   Investor    Condo        360       359      70    6.75   2/1/2006   2/1/2006    1/1/2036   4,063.47   2/1/2006
6069026067   Primary     PUD          360       359    89.9   5.125   2/1/2006   3/1/2006    1/1/2036   1,900.14   2/1/2006
6085984182   Primary     Condo        360       360   62.66    5.75   3/1/2006   3/1/2006    2/1/2036   2,395.83   3/1/2006
6087745466   Primary     Condo        360       359      80    5.25   2/1/2006   2/1/2006    1/1/2036   2,117.50   2/1/2006
6098340372   Primary     SFR          360       360      80    6.25   3/1/2006   3/1/2006    2/1/2036   2,187.50   3/1/2006
6101839303   Primary     SFR          360       360   69.94    6.25   3/1/2006   3/1/2006    2/1/2036   2,243.81   3/1/2006
6113707167   Secondary   SFR          360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   3,326.37   3/1/2006
6116572956   Primary     2-Family     360       360   48.21    6.25   3/1/2006   3/1/2006    2/1/2036   4,303.87   3/1/2006
6132362978   Primary     PUD          360       359      75   4.875   2/1/2006   3/1/2006    1/1/2036   3,884.77   2/1/2006
6133074572   Primary     SFR          360       359      75   5.625   2/1/2006   2/1/2006    1/1/2036   4,183.59   2/1/2006
6138454969   Secondary   Condo        360       359      80    6.25   2/1/2006   2/1/2006    1/1/2036   2,688.97   2/1/2006
6150068259   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   4,093.45   3/1/2006
6155680876   Primary     PUD          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,648.00   3/1/2006
6158703568   Investor    PUD          360       359      80   6.875   2/1/2006   3/1/2006    1/1/2036   3,416.03   2/1/2006
6159482139   Primary     SFR          360       359      80   6.375   2/1/2006   2/1/2006    1/1/2036   2,601.00   2/1/2006
6161991143   Primary     SFR          360       360   79.38   6.875   3/1/2006   3/1/2006    2/1/2036   2,910.42   3/1/2006
6163562306   Primary     SFR          360       359      80     5.5   2/1/2006   3/1/2006    1/1/2036   2,049.62   2/1/2006
6175776795   Primary     Condo        360       356      80   5.375  11/1/2005   2/1/2006   10/1/2035   1,466.72   1/1/2006
6177420244   Primary     PUD          360       360      80    5.25   3/1/2006   3/1/2006    2/1/2036   2,363.44   3/1/2006
6181501625   Primary     PUD          360       359      80   5.125   2/1/2006   2/1/2006    1/1/2036   2,537.77   2/1/2006
6185517809   Primary     SFR          360       360   76.69    6.75   3/1/2006   3/1/2006    2/1/2036   2,610.00   3/1/2006
6187671323   Primary     SFR          360       359   58.39    5.75   2/1/2006   2/1/2006    1/1/2036   2,538.55   2/1/2006
6194276876   Primary     SFR          360       360      80   5.375   3/1/2006   3/1/2006    2/1/2036   1,948.58   3/1/2006
6195681868   Primary     Condo        360       359   66.56   5.875   2/1/2006   2/1/2006    1/1/2036   2,117.83   2/1/2006
6199224376   Primary     SFR          360       359      80       6   2/1/2006   3/1/2006    1/1/2036   5,265.56   2/1/2006
6199765824   Primary     SFR          360       359      80     6.5   2/1/2006   2/1/2006    1/1/2036   2,383.33   2/1/2006
6216162187   Primary     SFR          360       360      80    5.25   3/1/2006   3/1/2006    2/1/2036   4,086.31   3/1/2006
6225732350   Primary     SFR          360       359   34.63   6.125   2/1/2006   2/1/2006    1/1/2036   2,960.42   2/1/2006
6226765961   Primary     PUD          360       359   77.26    5.25   2/1/2006   2/1/2006    1/1/2036   2,843.75   2/1/2006
6231441491   Secondary   PUD          360       359      80     5.5   2/1/2006   2/1/2006    1/1/2036   2,154.17   2/1/2006
6231917839   Primary     SFR          360       359   79.69    5.75   2/1/2006   3/1/2006    1/1/2036   3,684.79   2/1/2006
6234150867   Primary     SFR          360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   2,310.83   2/1/2006
6237625790   Primary     PUD          360       360   73.82   5.875   3/1/2006   3/1/2006    2/1/2036   3,182.29   3/1/2006
6240576386   Primary     3-Family     360       360      80    6.25   3/1/2006   3/1/2006    2/1/2036   3,694.31   3/1/2006
6251476070   Secondary   PUD          360       359   32.26    6.25   2/1/2006   2/1/2006    1/1/2036   2,604.17   2/1/2006
6251890353   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,834.58   3/1/2006
6258497038   Primary     SFR          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,399.94   3/1/2006
6261734088   Investor    SFR          360       360      80    6.75   3/1/2006   3/1/2006    2/1/2036   2,931.67   3/1/2006
6262762377   Primary     PUD          360       359   29.27     5.5   2/1/2006   2/1/2006    1/1/2036   2,750.00   2/1/2006
6265972247   Secondary   SFR          360       359      80    6.25   2/1/2006   2/1/2006    1/1/2036   2,679.61   2/1/2006
6267342233   Primary     SFR          360       360   62.58   5.875   3/1/2006   3/1/2006    2/1/2036   2,374.48   3/1/2006
6269401359   Primary     Condo        360       355   68.06   5.125  10/1/2005   2/1/2006    9/1/2035     973.75   1/1/2006
6271976752   Primary     Condo        360       359      80   5.375   2/1/2006   3/1/2006    1/1/2036   3,238.38   2/1/2006
6272522464   Primary     SFR          360       360   69.14   6.375   3/1/2006   3/1/2006    2/1/2036   2,868.75   3/1/2006
6273407830   Primary     SFR          360       360      55       6   3/1/2006   3/1/2006    2/1/2036   3,575.00   3/1/2006
6274159646   Primary     SFR          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,330.42   3/1/2006
6275513023   Primary     SFR          360       359      80   5.625   2/1/2006   3/1/2006    1/1/2036   2,486.61   2/1/2006
6281535432   Primary     SFR          360       360   69.28   5.875   3/1/2006   3/1/2006    2/1/2036   2,340.21   3/1/2006
6281602588   Primary     Condo        360       359      80    5.75   2/1/2006   3/1/2006    1/1/2036   2,319.17   2/1/2006
6282093910   Primary     SFR          360       360      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,979.05   3/1/2006
6284652812   Primary     SFR          360       358   77.24       6   1/1/2006   2/1/2006   12/1/2035   1,509.00   1/1/2006
6286862229   Primary     SFR          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,635.92   3/1/2006
6289529163   Investor    SFR          360       360   67.16   6.625   3/1/2006   3/1/2006    2/1/2036   2,484.37   3/1/2006
6300050819   Primary     SFR          360       359      80   6.125   2/1/2006   2/1/2006    1/1/2036   2,938.04   2/1/2006
6301429343   Primary     SFR          360       360   43.18    5.75   3/1/2006   3/1/2006    2/1/2036   2,276.04   3/1/2006
6303119223   Primary     SFR          360       360      80   5.125   3/1/2006   3/1/2006    2/1/2036   1,998.75   3/1/2006
6306292100   Primary     PUD          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,877.85   3/1/2006
6308660445   Secondary   Condo        360       359      80   6.375   2/1/2006   3/1/2006    1/1/2036   3,194.22   2/1/2006
6313052646   Primary     PUD          360       359   76.64     5.5   2/1/2006   2/1/2006    1/1/2036   2,406.25   2/1/2006
6318783435   Primary     Condo        360       359      80    5.25   2/1/2006   3/1/2006    1/1/2036   1,935.50   2/1/2006
6323879251   Primary     SFR          360       360   74.22   6.125   3/1/2006   3/1/2006    2/1/2036   2,424.48   3/1/2006
6327681182   Primary     SFR          360       359   79.43   5.875   2/1/2006   2/1/2006    1/1/2036   3,312.62   2/1/2006
6332793972   Primary     PUD          360       359      80   5.125   2/1/2006   2/1/2006    1/1/2036   2,461.18   2/1/2006
6335717523   Primary     Condo        360       359      80     5.5   2/1/2006   2/1/2006    1/1/2036   2,970.00   2/1/2006
6336764706   Primary     SFR          360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,472.50   2/1/2006
6340111449   Primary     SFR          360       359      80       6   2/1/2006   2/1/2006    1/1/2036   2,220.00   2/1/2006
6340529442   Primary     SFR          360       360   73.53       5   3/1/2006   3/1/2006    2/1/2036   2,604.17   3/1/2006
6341576988   Primary     PUD          360       360      75   6.125   3/1/2006   3/1/2006    2/1/2036   4,796.64   3/1/2006
6345961681   Primary     SFR          360       359      80       6   2/1/2006   2/1/2006    1/1/2036   3,356.00   2/1/2006
6347674282   Investor    2-Family     360       360   76.92   6.375   3/1/2006   3/1/2006    2/1/2036   6,238.70   3/1/2006
6348813962   Secondary   Condo        360       359   79.84   6.375   2/1/2006   2/1/2006    1/1/2036   3,134.38   2/1/2006
6354065291   Primary     SFR          360       359      80       6   2/1/2006   3/1/2006    1/1/2036   2,600.00   2/1/2006
6360737420   Primary     PUD          360       360      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,679.74   3/1/2006
6362520931   Primary     SFR          360       359      80   5.625   2/1/2006   3/1/2006    1/1/2036   2,589.75   2/1/2006
6364529575   Primary     SFR          360       360   55.29   5.375   3/1/2006   3/1/2006    2/1/2036   2,105.21   3/1/2006
6371175610   Primary     PUD          360       359      80       5   2/1/2006   3/1/2006    1/1/2036   3,012.65   2/1/2006
6372713468   Primary     SFR          360       359      80    6.25   2/1/2006   2/1/2006    1/1/2036   2,500.00   2/1/2006
6374151253   Primary     SFR          360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   3,108.85   2/1/2006
6374437074   Primary     SFR          360       359      80       6   2/1/2006   2/1/2006    1/1/2036   2,232.00   2/1/2006
6383858575   Primary     2-Family     360       360      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,657.26   3/1/2006
6386347907   Primary     PUD          360       358   48.75    5.25   1/1/2006   2/1/2006   12/1/2035   3,230.40   1/1/2006
6397600898   Primary     SFR          360       360   79.74    5.75   3/1/2006   3/1/2006    2/1/2036   3,629.83   3/1/2006
6399935367   Primary     Condo        360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,635.42   2/1/2006
6402792557   Primary     SFR          360       359   69.62    6.25   2/1/2006   2/1/2006    1/1/2036   2,356.77   2/1/2006
6406900792   Primary     SFR          360       359      75     6.5   2/1/2006   2/1/2006    1/1/2036   3,656.25   2/1/2006
6409813570   Primary     SFR          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   4,022.46   3/1/2006
6416870753   Primary     PUD          360       359      80   6.375   2/1/2006   2/1/2006    1/1/2036   3,866.41   2/1/2006
6417090211   Primary     SFR          360       360   64.52   5.875   3/1/2006   3/1/2006    2/1/2036   2,447.92   3/1/2006
6417461859   Primary     Condo        360       360      80    6.25   3/1/2006   3/1/2006    2/1/2036   2,570.83   3/1/2006
6421811404   Primary     SFR          360       359      80   5.875   2/1/2006   3/1/2006    1/1/2036   2,680.59   2/1/2006
6424506415   Primary     2-Family     360       360      80   5.625   3/1/2006   3/1/2006    2/1/2036   3,546.05   3/1/2006
6424976766   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   3,683.62   3/1/2006
6431421491   Primary     SFR          360       360   76.07    6.75   3/1/2006   3/1/2006    2/1/2036   3,487.50   3/1/2006
6441071385   Primary     SFR          360       359    65.2     6.5   2/1/2006   3/1/2006    1/1/2036   5,403.13   2/1/2006
6448922739   Primary     SFR          360       359   73.73    5.75   2/1/2006   2/1/2006    1/1/2036   4,668.59   2/1/2006
6455632577   Primary     SFR          360       360   69.56   5.875   3/1/2006   3/1/2006    2/1/2036   2,315.73   3/1/2006
6458374524   Primary     SFR          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,770.00   3/1/2006
6458868095   Primary     PUD          360       359   42.86     6.5   2/1/2006   2/1/2006    1/1/2036   2,437.50   2/1/2006
6462527604   Primary     Condo        360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,681.42   3/1/2006
6475673247   Secondary   SFR          360       360    47.5       6   3/1/2006   3/1/2006    2/1/2036   3,325.00   3/1/2006
6477983677   Primary     PUD          360       360   40.75   5.875   3/1/2006   3/1/2006    2/1/2036   3,990.10   3/1/2006
6481097142   Secondary   PUD          360       359   67.38   5.875   2/1/2006   2/1/2006    1/1/2036   2,809.81   2/1/2006
6485652298   Primary     SFR          360       360   69.44    5.75   3/1/2006   3/1/2006    2/1/2036   2,994.79   3/1/2006
6488137727   Primary     SFR          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,801.53   3/1/2006
6494016881   Primary     PUD          360       359   52.63   5.625   2/1/2006   3/1/2006    1/1/2036   2,341.25   2/1/2006
6495786821   Primary     PUD          360       359   79.16   5.875   2/1/2006   2/1/2006    1/1/2036   2,178.16   2/1/2006
6497849007   Primary     SFR          360       360   72.67   4.875   3/1/2006   3/1/2006    2/1/2036   2,214.06   3/1/2006
6508509285   Primary     SFR          360       359      80   5.625   2/1/2006   3/1/2006    1/1/2036   2,993.42   2/1/2006
6515896543   Primary     SFR          360       360      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,721.47   3/1/2006
6516205421   Primary     SFR          360       359   79.68    5.75   2/1/2006   2/1/2006    1/1/2036   2,386.25   2/1/2006
6516985246   Secondary   Condo        360       360      80   6.375   3/1/2006   3/1/2006    2/1/2036   2,550.00   3/1/2006
6517840838   Primary     SFR          360       360      80    7.25   3/1/2006   3/1/2006    2/1/2036   2,851.67   3/1/2006
6531637400   Primary     PUD          360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   3,576.50   2/1/2006
6535384868   Primary     PUD          360       359      80   6.125   2/1/2006   3/1/2006    1/1/2036   2,155.84   2/1/2006
6540433239   Primary     Condo        360       359      80     5.5   2/1/2006   2/1/2006    1/1/2036   2,489.23   2/1/2006
6542391021   Primary     SFR          360       360   56.52       6   3/1/2006   3/1/2006    2/1/2036   3,897.08   3/1/2006
6543719139   Primary     SFR          360       359      80     6.5   2/1/2006   3/1/2006    1/1/2036   3,267.33   2/1/2006
6544538447   Primary     PUD          360       359   79.99       5   2/1/2006   2/1/2006    1/1/2036   2,547.92   2/1/2006
6548546800   Primary     PUD          360       359   78.02       6   2/1/2006   3/1/2006    1/1/2036   2,262.50   2/1/2006
6549768981   Primary     SFR          360       360   62.58   5.875   3/1/2006   3/1/2006    2/1/2036   4,748.96   3/1/2006
6553312973   Primary     SFR          360       359    59.8    5.75   2/1/2006   2/1/2006    1/1/2036   2,922.92   2/1/2006
6557050165   Primary     SFR          360       360      70   6.375   3/1/2006   3/1/2006    2/1/2036   2,558.50   3/1/2006
6559692543   Primary     SFR          360       360   79.37   5.625   3/1/2006   3/1/2006    2/1/2036   2,343.75   3/1/2006
6561676294   Primary     Condo        360       360      80    6.25   3/1/2006   3/1/2006    2/1/2036   2,735.21   3/1/2006
6562789476   Primary     PUD          360       360   72.96   6.375   3/1/2006   3/1/2006    2/1/2036   2,422.50   3/1/2006
6564688551   Primary     SFR          360       360   68.94    5.75   3/1/2006   3/1/2006    2/1/2036   2,127.50   3/1/2006
6568900937   Primary     Condo        360       359      80    5.75   2/1/2006   3/1/2006    1/1/2036   2,085.71   2/1/2006
6570765963   Primary     PUD          360       359      80   5.625   2/1/2006   2/1/2006    1/1/2036   2,104.35   2/1/2006
6571369559   Primary     PUD          360       360      75    5.75   3/1/2006   3/1/2006    2/1/2036   3,117.58   3/1/2006
6571600870   Primary     SFR          360       359      80   5.375   2/1/2006   2/1/2006    1/1/2036   2,598.27   2/1/2006
6573254627   Primary     SFR          360       360      80     6.5   3/1/2006   3/1/2006    2/1/2036   2,513.33   3/1/2006
6573906416   Secondary   SFR          360       360      50   5.625   3/1/2006   3/1/2006    2/1/2036   5,180.91   3/1/2006
6576891607   Primary     SFR          360       356      80   5.625  11/1/2005   3/1/2006   10/1/2035     881.25   2/1/2006
6577588673   Primary     SFR          360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   2,623.73   2/1/2006
6587438901   Primary     SFR          360       359      80   5.625   2/1/2006   2/1/2006    1/1/2036   3,882.23   2/1/2006
6604400124   Primary     PUD          360       359   61.46   4.875   2/1/2006   2/1/2006    1/1/2036   2,843.75   2/1/2006
6606000344   Primary     SFR          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,643.75   3/1/2006
6611906980   Primary     PUD          360       360   62.95       6   3/1/2006   3/1/2006    2/1/2036   3,525.00   3/1/2006
6628193291   Primary     Condo        360       360      70    5.75   3/1/2006   3/1/2006    2/1/2036   2,134.21   3/1/2006
6633848434   Primary     SFR          360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,794.50   3/1/2006
6634785304   Primary     SFR          360       359   79.96    5.75   2/1/2006   2/1/2006    1/1/2036   2,093.00   2/1/2006
6640131220   Secondary   SFR          360       359   78.95   5.875   2/1/2006   2/1/2006    1/1/2036   3,671.87   2/1/2006
6644580885   Primary     SFR          360       359   62.96       5   2/1/2006   3/1/2006    1/1/2036   2,833.33   2/1/2006
6646063740   Primary     SFR          360       359      80   6.125   2/1/2006   2/1/2006    1/1/2036   3,593.33   2/1/2006
6653847050   Primary     PUD          360       359      80       5   2/1/2006   2/1/2006    1/1/2036   2,488.92   2/1/2006
6667434879   Primary     SFR          360       359   79.49       6   2/1/2006   2/1/2006    1/1/2036   2,500.00   2/1/2006
6669216084   Primary     SFR          360       359   73.85   6.625   2/1/2006   3/1/2006    1/1/2036   3,073.50   2/1/2006
6669388537   Primary     PUD          360       358      80   5.875   1/1/2006   2/1/2006   12/1/2035   1,032.76   1/1/2006
6670926879   Primary     SFR          360       360   60.56   6.125   3/1/2006   3/1/2006    2/1/2036   2,781.77   3/1/2006
6674991036   Primary     PUD          360       360   78.43   5.875   3/1/2006   3/1/2006    2/1/2036   4,895.83   3/1/2006
6680254908   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,252.08   3/1/2006
6685549435   Primary     PUD          360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,805.36   2/1/2006
6691669409   Primary     PUD          360       359      80     5.5   2/1/2006   3/1/2006    1/1/2036   2,915.00   2/1/2006
6703771763   Primary     SFR          360       359      80   4.875   2/1/2006   2/1/2006    1/1/2036   3,046.88   2/1/2006
6705382767   Primary     Condo        360       360      75   6.375   3/1/2006   3/1/2006    2/1/2036   4,382.81   3/1/2006
6713105721   Secondary   SFR          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,700.00   3/1/2006
6715327836   Primary     Condo        360       359      80   6.125   2/1/2006   3/1/2006    1/1/2036   2,225.42   2/1/2006
6719744440   Primary     PUD          360       359   69.43   6.375   2/1/2006   2/1/2006    1/1/2036   2,443.75   2/1/2006
6722522163   Primary     SFR          360       359   60.18    6.25   2/1/2006   2/1/2006    1/1/2036   2,570.31   2/1/2006
6724304438   Primary     PUD          360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   2,554.07   3/1/2006
6732526584   Primary     SFR          360       360      90   6.375   3/1/2006   3/1/2006    2/1/2036   2,610.90   3/1/2006
6734014654   Primary     SFR          360       359   72.33   6.125   2/1/2006   2/1/2006    1/1/2036   2,215.21   2/1/2006
6735716356   Primary     SFR          360       360   69.93    5.75   3/1/2006   3/1/2006    2/1/2036   2,395.83   3/1/2006
6743889955   Primary     SFR          360       359      80   6.375   2/1/2006   2/1/2006    1/1/2036   4,354.62   2/1/2006
6744124048   Primary     SFR          360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   2,780.83   2/1/2006
6746120051   Primary     SFR          360       360      80     6.5   3/1/2006   3/1/2006    2/1/2036   2,448.33   3/1/2006
6748908578   Primary     PUD          360       359      80   6.125   2/1/2006   2/1/2006    1/1/2036   2,790.15   2/1/2006
6753697470   Primary     SFR          360       359      80   5.625   2/1/2006   2/1/2006    1/1/2036   2,379.38   2/1/2006
6754016191   Primary     Condo        360       359      80     5.5   2/1/2006   3/1/2006    1/1/2036   2,475.00   2/1/2006
6757871444   Primary     SFR          360       360      80    5.75   3/1/2006   3/1/2006    2/1/2036   3,501.44   3/1/2006
6760673050   Primary     SFR          360       360   69.19   5.875   3/1/2006   3/1/2006    2/1/2036   2,638.85   3/1/2006
6771094601   Primary     PUD          360       359   70.34    5.25   2/1/2006   2/1/2006    1/1/2036   3,589.33   2/1/2006
6774052341   Primary     Condo        360       359   79.27   5.375   2/1/2006   2/1/2006    1/1/2036   1,935.00   2/1/2006
6785409555   Primary     PUD          360       359      80    5.75   2/1/2006   2/1/2006    1/1/2036   2,272.25   2/1/2006
6792599885   Primary     Condo        360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,825.35   3/1/2006
6793655140   Primary     SFR          360       359      80       6   2/1/2006   2/1/2006    1/1/2036   4,600.00   2/1/2006
6802536638   Primary     Condo        360       360      80   5.375   3/1/2006   3/1/2006    2/1/2036   2,553.47   3/1/2006
6806648819   Primary     SFR          360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   2,189.42   2/1/2006
6809149815   Primary     SFR          360       360   73.08    5.75   3/1/2006   3/1/2006    2/1/2036   3,414.06   3/1/2006
6810741196   Primary     SFR          360       360   58.33   5.875   3/1/2006   3/1/2006    2/1/2036   2,056.25   3/1/2006
6819057768   Primary     PUD          360       359   57.88   4.875   2/1/2006   2/1/2006    1/1/2036   3,291.84   2/1/2006
6824763236   Primary     SFR          360       360      80   5.625   3/1/2006   3/1/2006    2/1/2036   3,085.52   3/1/2006
6832789553   Primary     SFR          360       360   44.86   5.875   3/1/2006   3/1/2006    2/1/2036   3,843.23   3/1/2006
6835658995   Primary     Condo        360       360      80       6   3/1/2006   3/1/2006    2/1/2036   2,296.00   3/1/2006
6836148699   Primary     PUD          360       359      80   6.125   2/1/2006   2/1/2006    1/1/2036   2,843.62   2/1/2006
6837351482   Secondary   Condo        360       359      80     6.5   2/1/2006   3/1/2006    1/1/2036   3,875.05   2/1/2006
6843155539   Primary     SFR          360       360      80   6.375   3/1/2006   3/1/2006    2/1/2036   2,994.58   3/1/2006
6845949202   Primary     PUD          360       359      75    5.25   2/1/2006   3/1/2006    1/1/2036   3,175.66   2/1/2006
6859580943   Primary     PUD          360       360      80   6.125   3/1/2006   3/1/2006    2/1/2036   2,698.16   3/1/2006
6861502695   Primary     PUD          360       360      80     5.5   3/1/2006   3/1/2006    2/1/2036   2,255.00   3/1/2006
6863546013   Primary     SFR          360       359   59.85   5.875   2/1/2006   2/1/2006    1/1/2036   2,680.96   2/1/2006
6867362649   Secondary   Condo        360       359      80   5.875   2/1/2006   2/1/2006    1/1/2036   2,526.25   2/1/2006
6867857168   Primary     PUD          360       360      80       6   3/1/2006   3/1/2006    2/1/2036   4,800.00   3/1/2006
6878266185   Primary     PUD          360       359   74.76   4.875   2/1/2006   3/1/2006    1/1/2036   3,453.13   2/1/2006
6892978229   Primary     SFR          360       359   66.44   5.875   2/1/2006   2/1/2006    1/1/2036   3,419.09   2/1/2006
6893852753   Primary     Condo        360       360      80       5   3/1/2006   3/1/2006    2/1/2036   2,962.83   3/1/2006
6894544870   Primary     SFR          360       360   78.95   5.875   3/1/2006   3/1/2006    2/1/2036   2,661.93   3/1/2006
6905416027   Primary     PUD          360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   1,821.25   3/1/2006
6907144254   Primary     Condo        360       360      90   5.625   3/1/2006   3/1/2006    2/1/2036   2,109.38   3/1/2006
6914858045   Primary     Townhouse    360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,111.08   3/1/2006
6918430247   Primary     Condo        360       360      80   5.875   3/1/2006   3/1/2006    2/1/2036   2,484.46   3/1/2006
6918562205   Primary     PUD          360       359   79.99    6.75   2/1/2006   2/1/2006    1/1/2036   3,362.06   2/1/2006
6922433849   Primary     Condo        360       357   52.94    5.75  12/1/2005   3/1/2006   11/1/2035   2,156.24   2/1/2006
6923876533   Primary     Condo        360       359      80       6   2/1/2006   2/1/2006    1/1/2036   2,137.60   2/1/2006
6927954880   Primary     PUD          360       360      80       5   3/1/2006   3/1/2006    2/1/2036   2,984.73   3/1/2006
6939390131   Primary     SFR          360       359      80   6.375   2/1/2006   2/1/2006    1/1/2036   3,782.50   2/1/2006
6939465735   Primary     SFR          360       359   35.44   6.125   2/1/2006   2/1/2006    1/1/2036   2,261.15   2/1/2006
6940567735   Primary     SFR          360       359      80   6.375   2/1/2006   3/1/2006    1/1/2036   3,294.49   2/1/2006
6945303979   Primary     SFR          360       359      80   6.125   2/1/2006   3/1/2006    1/1/2036   2,266.03   2/1/2006
6948353005   Primary     PUD          360       359    64.2   6.375   2/1/2006   2/1/2006    1/1/2036   2,857.59   2/1/2006
6954826969   Primary     PUD          360       360   71.42   5.375   3/1/2006   3/1/2006    2/1/2036   2,367.24   3/1/2006
6961574107   Primary     PUD          360       359      80   5.875   2/1/2006   3/1/2006    1/1/2036   2,741.67   2/1/2006
6969904660   Primary     SFR          360       359   78.99       6   2/1/2006   2/1/2006    1/1/2036   3,120.00   2/1/2006
6976529542   Primary     PUD          360       360   78.53   5.875   3/1/2006   3/1/2006    2/1/2036   4,436.54   3/1/2006
6978924683   Primary     PUD          360       359   67.35    5.75   2/1/2006   3/1/2006    1/1/2036   2,888.69   2/1/2006
6985676904   Primary     SFR          360       360      80       5   3/1/2006   3/1/2006    2/1/2036   2,898.84   3/1/2006

LOANID          OBAL          COBAL       PURPOSE      DOC         OAPPVAL        FRTRDATE    CEILING    FLOOR    CAPINT     MARGIN

6027238960    750,000.00    750,000.00   R/T Refi    Rapid       1,150,000.00     6/1/2007     11.375     2.25         2       2.25
6124090330    382,400.00    381,374.12   Purchase    Standard      478,000.00     7/1/2007     10.875     2.25         2       2.25
6127833280    750,000.00    598,562.86   Purchase    Rapid       1,300,000.00     6/1/2007         11     2.25         2       2.25
6183512067    350,000.00    333,625.20   C/O Refi    Rapid         470,000.00     6/1/2007      11.25     2.25         2       2.25
6241550455    337,000.00    337,000.00   Purchase    Rapid         425,000.00     7/1/2007     10.875     2.25         2       2.25
6251387020    432,000.00    431,981.99   Purchase    Rapid         540,000.00     5/1/2007      11.25     2.25         2       2.25
6262439208    896,000.00    848,504.70   R/T Refi    Rapid       1,300,000.00     7/1/2007       11.5     2.25         2       2.25
6269136732    350,000.00    333,689.10   R/T Refi    Standard      700,000.00     7/1/2007     11.125     2.25         2       2.25
6291456439    349,200.00    333,439.59   R/T Refi    Standard      710,200.00     6/1/2007       11.5     2.25         2       2.25
6295342940    380,000.00    361,029.15   Purchase    Reduced       487,000.00     6/1/2007     10.875     2.25         2       2.25
6354788538    369,500.00    352,589.39   R/T Refi    Rapid         600,000.00     7/1/2007      11.25     2.25         2       2.25
6441390728    500,000.00    500,000.00   Purchase    Standard      650,000.00     6/1/2007       11.5     2.25         2       2.25
6470864080    455,000.00    434,596.23   R/T Refi    Standard      575,000.00     6/1/2007       11.5     2.25         2       2.25
6475831068    560,000.00    520,705.32   R/T Refi    Reduced       885,000.00     7/1/2007         11     2.25         2       2.25
6488739738    800,000.00    751,938.90   Purchase    Rapid       2,200,000.00     7/1/2007      9.625     2.25         2       2.25
6543642828    391,200.00    373,361.85   Purchase    Rapid         489,000.00     7/1/2007      11.25     2.25         2       2.25
6587695807    465,000.00    465,000.00   R/T Refi    Rapid         750,000.00     6/1/2007     10.875     2.25         2       2.25
6639380176    546,000.00    519,996.80   C/O Refi    Standard      955,000.00     7/1/2007         11     2.25         2       2.25
6653141850    400,000.00    376,459.80   Purchase    Reduced       514,000.00     7/1/2007       9.75     2.25         2       2.25
6684206748    395,000.00    365,775.95   C/O Refi    Reduced       530,000.00     7/1/2007         11     2.25         2       2.25
6707024979    379,920.00    379,920.00   Purchase    Reduced       475,000.00     7/1/2007      10.75     2.25         2       2.25
6709023284    560,000.00    559,439.82   Purchase    Rapid         700,000.00     6/1/2007         11     2.25         2       2.25
6737948528    496,000.00    494,917.51   Purchase    Rapid         622,500.00     7/1/2007         11     2.25         2       2.25
6777530012    319,200.00    303,318.59   Purchase    Standard      400,000.00     6/1/2007      11.25     2.25         2       2.25
6780398811    900,000.00    850,241.13   Purchase    Rapid       1,251,000.00     7/1/2007     10.125     2.25         2       2.25
6817358242    371,600.00    348,710.92   Purchase    Rapid         468,000.00     6/1/2007      9.625     2.25         2       2.25
6845281085    352,000.00    334,869.69   Purchase    Reduced       657,000.00     7/1/2007     10.875     2.25         2       2.25
6850667673    700,000.00    688,150.50   Purchase    Standard      875,000.00     4/1/2007     11.625     2.25         2       2.25
6887552724    569,000.00    542,483.08   Purchase    Standard      805,000.00     7/1/2007     11.125     2.25         2       2.25
6920235626    485,000.00    485,000.00   R/T Refi    Rapid       1,300,000.00     7/1/2007      11.25     2.25         2       2.25
6936890851    355,000.00    355,000.00   Purchase    Rapid         447,000.00     6/1/2007         11     2.25         2       2.25
6959100071    397,100.00    303,005.58   Purchase    Rapid         418,000.00     7/1/2007     11.375     2.25         2       2.25
6983477503    305,000.00    290,786.01   R/T Refi    Standard      425,000.00     7/1/2007     11.125     2.25         2       2.25
6999108217    639,200.00    639,200.00   Purchase    Rapid         799,000.00     6/1/2007     10.875     2.25         2       2.25
6016053081    496,000.00    495,511.67   R/T Refi    Standard      620,000.00     1/1/2011     11.125     2.25         2       2.25
6084189023    400,000.00    400,000.00   C/O Refi    Standard      590,000.00     1/1/2011       11.5     2.25         2       2.25
6124640001    468,000.00    468,000.00   Purchase    Standard      520,000.00    12/1/2010      10.75     2.25         2       2.25
6334014336    405,000.00    405,000.00   R/T Refi    Standard      580,000.00    12/1/2010     11.375     2.25         2       2.25
6392964265    588,000.00    588,000.00   Purchase    Rapid         735,000.00    12/1/2010     10.375     2.25         2       2.25
6429439943    476,000.00    476,000.00   R/T Refi    Standard      595,000.00     1/1/2011         11     2.25         2       2.25
6561569903    436,000.00    436,000.00   Purchase    Standard      545,000.00     1/1/2011      10.75     2.25         2       2.25
3303314508    641,270.00    641,270.00   R/T Refi    Standard    3,000,000.00     2/1/2011     10.625     2.25         2       2.25
3303434744    470,547.00    470,547.00   Purchase    Standard      775,000.00     2/1/2011     10.875     2.25         2       2.25
3303455905    574,800.00    574,800.00   Purchase    Reduced       720,000.00     2/1/2011     11.125     2.25         2       2.25
3303465714    477,000.00    476,477.89   Purchase    Reduced       685,000.00     1/1/2011       10.5     2.25         2       2.25
3303485480    429,900.00    429,900.00   Purchase    Standard      485,000.00     2/1/2011     11.125     2.25         2       2.25
3303533131    500,000.00    499,490.23   C/O Refi    Standard    1,676,300.00     1/1/2011     10.875     2.25         2       2.25
3303583573    613,996.00    613,996.00   C/O Refi    Standard      940,000.00     2/1/2011     11.625     2.25         2       2.25
3303623197    444,400.00    444,400.00   Purchase    Reduced       570,000.00     2/1/2011      11.25     2.25         2       2.25
3303626356    626,400.00    626,400.00   Purchase    Reduced       800,000.00     2/1/2011       10.5     2.25         2       2.25
3303664654    470,400.00    470,400.00   Purchase    Standard      595,000.00     2/1/2011         10     2.25         2       2.25
3303665875    471,920.00    471,920.00   Purchase    Reduced       589,900.00     2/1/2011     11.125     2.25         2       2.25
3303690022    615,000.00    613,629.06   Purchase    Rapid         815,000.00     1/1/2011      10.75     2.25         2       2.25
3303694719    609,100.00    609,100.00   R/T Refi    Standard      845,000.00     2/1/2011      10.75     2.25         2       2.25
3303723047    440,000.00    440,000.00   Purchase    Reduced       550,000.00     2/1/2011     11.125     2.25         2       2.25
6001308110    210,200.00    210,200.00   C/O Refi    Standard      305,000.00     9/1/2010       10.5     2.25         2       2.25
6005610560    486,300.00    486,300.00   Purchase    Rapid         608,000.00     1/1/2011      10.75     2.25         2       2.25
6009445336    601,000.00    601,000.00   R/T Refi    Rapid         760,000.00     2/1/2011     11.375     2.25         2       2.25
6011339436    435,000.00    435,000.00   C/O Refi    Standard      550,000.00     2/1/2011         11     2.25         2       2.25
6013700213    537,600.00    537,025.27   Purchase    Reduced       672,000.00     1/1/2011     10.625     2.25         2       2.25
6025761104    620,000.00    619,352.67   Purchase    Reduced     1,170,000.00     1/1/2011      10.75     2.25         2       2.25
6028621412    516,152.00    516,152.00   Purchase    Reduced       645,500.00     2/1/2011         10     2.25         2       2.25
6034047263    445,000.00    445,000.00   C/O Refi    Reduced       685,000.00     2/1/2011     11.125     2.25         2       2.25
6040944768    528,000.00    528,000.00   Purchase    Reduced       680,000.00     1/1/2011      10.75     2.25         2       2.25
6042056801    493,211.00    492,683.72   C/O Refi    Reduced       865,000.00     1/1/2011     10.625     2.25         2       2.25
6042198900    559,900.00    559,757.64   Purchase    Reduced       735,000.00     1/1/2011      9.875     2.25         2       2.25
6045028617    480,000.00    480,000.00   R/T Refi    Standard      665,000.00     2/1/2011     11.375     2.25         2       2.25
6050212163    680,000.00    680,000.00   Purchase    Reduced       850,000.00     2/1/2011       10.5     2.25         2       2.25
6050714432    900,000.00    900,000.00   Purchase    Reduced     3,250,000.00     2/1/2011       10.5     2.25         2       2.25
6053852072    528,000.00    528,000.00   Purchase    Reduced       660,000.00     2/1/2011      10.75     2.25         2       2.25
6062831315    626,500.00    625,960.59   Purchase    Standard      895,500.00     1/1/2011      11.75     2.25         2       2.25
6069026067    445,000.00    444,911.00   Purchase    Standard      500,000.00     1/1/2011     10.125     2.25         2       2.25
6085984182    500,000.00    500,000.00   Purchase    Reduced       798,000.00     2/1/2011      10.75     2.25         2       2.25
6087745466    484,000.00    484,000.00   Purchase    Standard      605,000.00     1/1/2011      10.25     2.25         2       2.25
6098340372    420,000.00    420,000.00   Purchase    Standard      525,000.00     2/1/2011      11.25     2.25         2       2.25
6101839303    430,811.00    430,811.00   C/O Refi    Standard      616,000.00     2/1/2011      11.25     2.25         2       2.25
6113707167    570,000.00    570,000.00   Purchase    Reduced       720,000.00     2/1/2011      10.75     2.25         2       2.25
6116572956    699,000.00    699,000.00   C/O Refi    Standard    1,450,000.00     2/1/2011      11.25     2.25         2       2.25
6132362978    956,250.00    956,250.00   Purchase    Standard    1,290,000.00     1/1/2011      9.875     2.25         2       2.25
6133074572    892,500.00    892,500.00   Purchase    Reduced     1,200,000.00     1/1/2011     10.625     2.25         2       2.25
6138454969    436,720.00    436,305.61   Purchase    Standard      546,000.00     1/1/2011      11.25     2.25         2       2.25
6150068259    692,000.00    692,000.00   Purchase    Standard      870,000.00     2/1/2011     10.875     2.25         2       2.25
6155680876    529,600.00    529,600.00   Purchase    Reduced       662,000.00     2/1/2011         11     2.25         2       2.25
6158703568    520,000.00    519,563.14   Purchase    Standard      650,000.00     1/1/2011     11.875     2.25         2       2.25
6159482139    489,600.00    489,600.00   R/T Refi    SISA          612,000.00     1/1/2011     11.375     2.25         2       2.25
6161991143    508,000.00    508,000.00   R/T Refi    Reduced       640,000.00     2/1/2011     11.875     2.25         2       2.25
6163562306    447,200.00    447,190.89   Purchase    Reduced       559,000.00     1/1/2011       10.5     2.25         2       2.25
6175776795    327,454.00    327,454.00   Purchase    Reduced       420,000.00    10/1/2010     10.375     2.25         2       2.25
6177420244    428,000.00    428,000.00   Purchase    Standard      535,000.00     2/1/2011      10.25     2.25         2       2.25
6181501625    466,084.00    465,536.80   Purchase    Standard      590,000.00     1/1/2011     10.125     2.25         2       2.25
6185517809    464,000.00    464,000.00   C/O Refi    Standard      605,000.00     2/1/2011      11.75     2.25         2       2.25
6187671323    435,000.00    434,545.83   R/T Refi    Reduced       745,000.00     1/1/2011      10.75     2.25         2       2.25
6194276876    435,031.00    435,031.00   Purchase    Reduced       544,000.00     2/1/2011     10.375     2.25         2       2.25
6195681868    432,579.00    432,579.00   Purchase    Reduced       650,000.00     1/1/2011     10.875     2.25         2       2.25
6199224376    878,251.00    877,376.70   Purchase    SISA        1,100,000.00     1/1/2011         11     2.25         2       2.25
6199765824    440,000.00    440,000.00   Purchase    Reduced       550,000.00     1/1/2011       11.5     2.25         2       2.25
6216162187    740,000.00    740,000.00   Purchase    Reduced     1,070,077.00     2/1/2011      10.25     2.25         2       2.25
6225732350    580,000.00    580,000.00   C/O Refi    Reduced     1,675,000.00     1/1/2011     11.125     2.25         2       2.25
6226765961    650,000.00    650,000.00   Purchase    Rapid         860,000.00     1/1/2011      10.25     2.25         2       2.25
6231441491    470,000.00    470,000.00   Purchase    Rapid         587,500.00     1/1/2011       10.5     2.25         2       2.25
6231917839    769,000.00    769,000.00   R/T Refi    SISA          965,000.00     1/1/2011      10.75     2.25         2       2.25
6234150867    472,000.00    472,000.00   R/T Refi    Standard      590,000.00     1/1/2011     10.875     2.25         2       2.25
6237625790    650,000.00    650,000.00   Purchase    Reduced       910,000.00     2/1/2011     10.875     2.25         2       2.25
6240576386    600,000.00    600,000.00   Purchase    Standard      760,000.00     2/1/2011      11.25     2.25         2       2.25
6251476070    500,000.00    500,000.00   R/T Refi    Reduced     1,550,000.00     1/1/2011      11.25     2.25         2       2.25
6251890353    479,188.00    479,188.00   Purchase    Standard      599,000.00     2/1/2011     10.875     2.25         2       2.25
6258497038    479,988.00    479,988.00   Purchase    Reduced       605,000.00     2/1/2011         11     2.25         2       2.25
6261734088    452,000.00    452,000.00   Purchase    Standard      580,000.00     2/1/2011      11.75     2.25         2       2.25
6262762377    600,000.00    600,000.00   R/T Refi    Reduced     2,050,000.00     1/1/2011       10.5     2.25         2       2.25
6265972247    435,200.00    434,787.06   Purchase    Reduced       555,000.00     1/1/2011      11.25     2.25         2       2.25
6267342233    485,000.00    485,000.00   C/O Refi    Reduced       775,000.00     2/1/2011     10.875     2.25         2       2.25
6269401359    228,000.00    228,000.00   C/O Refi    Rapid         335,000.00     9/1/2010     10.125     2.25         2       2.25
6271976752    578,311.00    577,663.17   Purchase    Standard      723,000.00     1/1/2011     10.375     2.25         2       2.25
6272522464    540,000.00    540,000.00   C/O Refi    Rapid         781,000.00     2/1/2011     11.375     2.25         2       2.25
6273407830    715,000.00    715,000.00   C/O Refi    Rapid       1,300,000.00     2/1/2011         11     2.25         2       2.25
6274159646    476,000.00    476,000.00   Purchase    Reduced       595,000.00     2/1/2011     10.875     2.25         2       2.25
6275513023    431,960.00    431,498.20   Purchase    Reduced       540,000.00     1/1/2011     10.625     2.25         2       2.25
6281535432    478,000.00    478,000.00   C/O Refi    Standard      690,000.00     2/1/2011     10.875     2.25         2       2.25
6281602588    484,000.00    484,000.00   Purchase    Reduced       605,000.00     1/1/2011      10.75     2.25         2       2.25
6282093910    532,000.00    532,000.00   Purchase    Reduced       665,000.00     2/1/2011     10.375     2.25         2       2.25
6284652812    302,000.00    301,800.00   R/T Refi    Reduced       391,000.00    12/1/2010         11     2.25         2       2.25
6286862229    538,400.00    538,400.00   Purchase    Reduced       673,000.00     2/1/2011     10.875     2.25         2       2.25
6289529163    450,000.00    450,000.00   C/O Refi    Standard      670,000.00     2/1/2011     11.625     2.25         2       2.25
6300050819    575,616.00    575,616.00   Purchase    Reduced       730,000.00     1/1/2011     11.125     2.25         2       2.25
6301429343    475,000.00    475,000.00   R/T Refi    Reduced     1,100,000.00     2/1/2011      10.75     2.25         2       2.25
6303119223    468,000.00    468,000.00   Purchase    Rapid         585,000.00     2/1/2011     10.125     2.25         2       2.25
6306292100    480,000.00    480,000.00   Purchase    SISA          613,000.00     2/1/2011         11     2.25         2       2.25
6308660445    512,000.00    511,525.78   Purchase    Reduced       645,000.00     1/1/2011     11.375     2.25         2       2.25
6313052646    525,000.00    525,000.00   C/O Refi    Rapid         685,000.00     1/1/2011       10.5     2.25         2       2.25
6318783435    442,400.00    442,400.00   R/T Refi    Standard      553,000.00     1/1/2011      10.25     2.25         2       2.25
6323879251    475,000.00    475,000.00   R/T Refi    Reduced       640,000.00     2/1/2011     11.125     2.25         2       2.25
6327681182    560,000.00    559,429.05   C/O Refi    Standard      705,000.00     1/1/2011     10.875     2.25         2       2.25
6332793972    452,017.00    451,486.31   Purchase    Reduced       566,000.00     1/1/2011     10.125     2.25         2       2.25
6335717523    648,000.00    648,000.00   Purchase    Reduced       811,000.00     1/1/2011       10.5     2.25         2       2.25
6336764706    516,000.00    516,000.00   Purchase    SISA          646,000.00     1/1/2011      10.75     2.25         2       2.25
6340111449    444,000.00    444,000.00   R/T Refi    Reduced       555,000.00     1/1/2011         11     2.25         2       2.25
6340529442    625,000.00    625,000.00   Purchase    Reduced       850,000.00     2/1/2011         10     2.25         2       2.25
6341576988    939,750.00    939,750.00   R/T Refi    Reduced     1,253,000.00     2/1/2011     11.125     2.25         2       2.25
6345961681    671,200.00    671,200.00   Purchase    SISA          840,000.00     1/1/2011         11     2.25         2       2.25
6347674282    000,000.00    000,000.00   Purchase    Standard    1,300,000.00     2/1/2011     11.375     2.25         2       2.25
6348813962    590,000.00    590,000.00   Purchase    Reduced       739,000.00     1/1/2011     11.375     2.25         2       2.25
6354065291    520,000.00    520,000.00   C/O Refi    Rapid         650,000.00     1/1/2011         11     2.25         2       2.25
6360737420    471,960.00    471,960.00   Purchase    Standard      590,000.00     2/1/2011       10.5     2.25         2       2.25
6362520931    552,480.00    552,480.00   C/O Refi    Standard      690,600.00     1/1/2011     10.625     2.25         2       2.25
6364529575    470,000.00    470,000.00   C/O Refi    Reduced       850,000.00     2/1/2011     10.375     2.25         2       2.25
6371175610    561,200.00    560,525.68   Purchase    Rapid         715,000.00     1/1/2011         10     2.25         2       2.25
6372713468    480,000.00    480,000.00   Purchase    SISA          600,000.00     1/1/2011      11.25     2.25         2       2.25
6374151253    635,000.00    635,000.00   Purchase    Standard      796,000.00     1/1/2011     10.875     2.25         2       2.25
6374437074    446,400.00    446,400.00   Purchase    SISA          560,000.00     1/1/2011         11     2.25         2       2.25
6383858575    468,000.00    468,000.00   Purchase    SISA          585,000.00     2/1/2011       10.5     2.25         2       2.25
6386347907    585,000.00    583,655.02   R/T Refi    Reduced     1,200,000.00    12/1/2010      10.25     2.25         2       2.25
6397600898    622,000.00    622,000.00   R/T Refi    Reduced       780,000.00     2/1/2011      10.75     2.25         2       2.25
6399935367    600,000.00    550,000.00   Purchase    Reduced       750,000.00     1/1/2011      10.75     2.25         2       2.25
6402792557    452,500.00    452,500.00   R/T Refi    SISA          650,000.00     1/1/2011      11.25     2.25         2       2.25
6406900792    675,000.00    675,000.00   R/T Refi    Standard      900,000.00     1/1/2011       11.5     2.25         2       2.25
6409813570    680,000.00    680,000.00   C/O Refi    Rapid         850,000.00     2/1/2011     10.875     2.25         2       2.25
6416870753    619,745.00    619,170.99   Purchase    Standard      780,000.00     1/1/2011     11.375     2.25         2       2.25
6417090211    500,000.00    500,000.00   Purchase    Reduced       775,000.00     2/1/2011     10.875     2.25         2       2.25
6417461859    493,600.00    493,600.00   Purchase    Standard      620,000.00     2/1/2011      11.25     2.25         2       2.25
6421811404    547,524.00    547,524.00   Purchase    SISA          684,405.00     1/1/2011     10.875     2.25         2       2.25
6424506415    616,000.00    616,000.00   Purchase    Standard      770,000.00     2/1/2011     10.625     2.25         2       2.25
6424976766    752,400.00    752,400.00   Purchase    Standard      950,000.00     2/1/2011     10.875     2.25         2       2.25
6431421491    620,000.00    620,000.00   C/O Refi    Rapid         815,000.00     2/1/2011      11.75     2.25         2       2.25
6441071385    997,500.00    997,500.00   C/O Refi    Standard    1,530,000.00     1/1/2011       11.5     2.25         2       2.25
6448922739    800,000.00    799,164.74   Purchase    Reduced     1,085,000.00     1/1/2011      10.75     2.25         2       2.25
6455632577    473,000.00    473,000.00   C/O Refi    Standard      680,000.00     2/1/2011     10.875     2.25         2       2.25
6458374524    554,000.00    554,000.00   Purchase    Standard      710,000.00     2/1/2011         11     2.25         2       2.25
6458868095    450,000.00    450,000.00   C/O Refi    Reduced     1,050,000.00     1/1/2011       11.5     2.25         2       2.25
6462527604    559,600.00    559,600.00   Purchase    Reduced       699,500.00     2/1/2011      10.75     2.25         2       2.25
6475673247    665,000.00    665,000.00   R/T Refi    Rapid       1,400,000.00     2/1/2011         11     2.25         2       2.25
6477983677    815,000.00    815,000.00   R/T Refi    Reduced     2,000,000.00     2/1/2011     10.875     2.25         2       2.25
6481097142    475,000.00    474,515.71   Purchase    Reduced       840,000.00     1/1/2011     10.875     2.25         2       2.25
6485652298    625,000.00    625,000.00   Purchase    Reduced       900,000.00     2/1/2011      10.75     2.25         2       2.25
6488137727    473,600.00    473,600.00   Purchase    Reduced       600,000.00     2/1/2011     10.875     2.25         2       2.25
6494016881    500,000.00    499,466.39   Purchase    Rapid         950,000.00     1/1/2011     10.625     2.25         2       2.25
6495786821    444,900.00    444,900.00   R/T Refi    Standard      562,000.00     1/1/2011     10.875     2.25         2       2.25
6497849007    545,000.00    545,000.00   Purchase    Standard      750,000.00     2/1/2011      9.875     2.25         2       2.25
6508509285    520,000.00    519,444.08   Purchase    Standard      650,000.00     1/1/2011     10.625     2.25         2       2.25
6515896543    486,000.00    486,000.00   Purchase    SISA          607,500.00     2/1/2011     10.375     2.25         2       2.25
6516205421    498,000.00    498,000.00   R/T Refi    Standard      625,000.00     1/1/2011      10.75     2.25         2       2.25
6516985246    480,000.00    480,000.00   Purchase    Standard      600,000.00     2/1/2011     11.375     2.25         2       2.25
6517840838    472,000.00    472,000.00   Purchase    SISA          610,000.00     2/1/2011      12.25     2.25         2       2.25
6531637400    746,400.00    746,400.00   Purchase    SISA          937,500.00     1/1/2011      10.75     2.25         2       2.25
6535384868    422,368.00    422,368.00   Purchase    SISA          528,000.00     1/1/2011     11.125     2.25         2       2.25
6540433239    543,104.00    543,104.00   Purchase    Reduced       679,000.00     1/1/2011       10.5     2.25         2       2.25
6542391021    650,000.00    650,000.00   C/O Refi    Rapid       1,150,000.00     2/1/2011         11     2.25         2       2.25
6543719139    603,200.00    603,200.00   C/O Refi    Rapid         754,000.00     1/1/2011       11.5     2.25         2       2.25
6544538447    611,500.00    611,500.00   Purchase    SISA          765,000.00     1/1/2011         10     2.25         2       2.25
6548546800    452,500.00    452,500.00   R/T Refi    SISA          580,000.00     1/1/2011         11     2.25         2       2.25
6549768981    970,000.00    970,000.00   C/O Refi    Reduced     1,550,000.00     2/1/2011     10.875     2.25         2       2.25
6553312973    610,000.00    610,000.00   C/O Refi    Reduced     1,020,000.00     1/1/2011      10.75     2.25         2       2.25
6557050165    481,600.00    481,600.00   C/O Refi    SISA          688,000.00     2/1/2011     11.375     2.25         2       2.25
6559692543    500,000.00    500,000.00   Purchase    Standard      630,000.00     2/1/2011     10.625     2.25         2       2.25
6561676294    525,160.00    525,160.00   Purchase    SISA          660,000.00     2/1/2011      11.25     2.25         2       2.25
6562789476    456,000.00    456,000.00   C/O Refi    Reduced       625,000.00     2/1/2011     11.375     2.25         2       2.25
6564688551    444,000.00    444,000.00   Purchase    Reduced       645,000.00     2/1/2011      10.75     2.25         2       2.25
6568900937    435,279.00    435,279.00   Purchase    Standard      565,000.00     1/1/2011      10.75     2.25         2       2.25
6570765963    448,928.00    448,928.00   Purchase    Reduced       655,000.00     1/1/2011     10.625     2.25         2       2.25
6571369559    650,625.00    650,625.00   Purchase    Standard      870,000.00     2/1/2011      10.75     2.25         2       2.25
6571600870    464,000.00    463,480.06   Purchase    Reduced       620,000.00     1/1/2011     10.375     2.25         2       2.25
6573254627    464,000.00    464,000.00   Purchase    Reduced       589,000.00     2/1/2011       11.5     2.25         2       2.25
6573906416    900,000.00    900,000.00   R/T Refi    Reduced     1,800,000.00     2/1/2011     10.625     2.25         2       2.25
6576891607    648,000.00    188,000.00   Purchase    Standard      810,000.00    10/1/2010     10.625     2.25         2       2.25
6577588673    535,910.00    535,910.00   Purchase    Rapid         670,000.00     1/1/2011     10.875     2.25         2       2.25
6587438901    674,400.00    673,679.02   Purchase    Reduced       843,000.00     1/1/2011     10.625     2.25         2       2.25
6604400124    700,000.00    700,000.00   Purchase    Standard    1,140,000.00     1/1/2011      9.875     2.25         2       2.25
6606000344    540,000.00    540,000.00   Purchase    SISA          683,100.00     2/1/2011     10.875     2.25         2       2.25
6611906980    705,000.00    705,000.00   Purchase    Reduced     1,120,000.00     2/1/2011         11     2.25         2       2.25
6628193291    445,400.00    445,400.00   Purchase    Reduced       636,297.00     2/1/2011      10.75     2.25         2       2.25
6633848434    583,200.00    583,200.00   Purchase    Reduced       750,000.00     2/1/2011      10.75     2.25         2       2.25
6634785304    436,800.00    436,800.00   Purchase    SISA          595,000.00     1/1/2011      10.75     2.25         2       2.25
6640131220    750,000.00    750,000.00   Purchase    Rapid         988,000.00     1/1/2011     10.875     2.25         2       2.25
6644580885    680,000.00    680,000.00   Purchase    Reduced     1,120,000.00     1/1/2011         10     2.25         2       2.25
6646063740    704,000.00    704,000.00   Purchase    SISA          900,000.00     1/1/2011     11.125     2.25         2       2.25
6653847050    597,341.00    597,341.00   Purchase    SISA          747,000.00     1/1/2011         10     2.25         2       2.25
6667434879    500,000.00    500,000.00   Purchase    Standard      629,000.00     1/1/2011         11     2.25         2       2.25
6669216084    480,000.00    479,576.50   C/O Refi    Standard      650,000.00     1/1/2011     11.625     2.25         2       2.25
6669388537    210,946.00    210,946.00   Purchase    Reduced       270,000.00    12/1/2010     10.875     2.25         2       2.25
6670926879    545,000.00    545,000.00   C/O Refi    Reduced       900,000.00     2/1/2011     11.125     2.25         2       2.25
6674991036    000,000.00    000,000.00   Purchase    Rapid       1,300,000.00     2/1/2011     10.875     2.25         2       2.25
6680254908    460,000.00    460,000.00   Purchase    Standard      579,000.00     2/1/2011     10.875     2.25         2       2.25
6685549435    585,466.00    585,466.00   Purchase    SISA          732,000.00     1/1/2011      10.75     2.25         2       2.25
6691669409    636,000.00    636,000.00   Purchase    Reduced       795,000.00     1/1/2011       10.5     2.25         2       2.25
6703771763    750,000.00    750,000.00   Purchase    Reduced       955,000.00     1/1/2011      9.875     2.25         2       2.25
6705382767    825,000.00    825,000.00   Purchase    Standard    1,100,000.00     2/1/2011     11.375     2.25         2       2.25
6713105721    540,000.00    540,000.00   Purchase    Reduced       680,000.00     2/1/2011         11     2.25         2       2.25
6715327836    436,000.00    436,000.00   Purchase    SISA          560,000.00     1/1/2011     11.125     2.25         2       2.25
6719744440    460,000.00    460,000.00   Purchase    Reduced       685,000.00     1/1/2011     11.375     2.25         2       2.25
6722522163    493,500.00    493,500.00   R/T Refi    Reduced       820,000.00     1/1/2011      11.25     2.25         2       2.25
6724304438    533,022.40    533,022.40   Purchase    Reduced       810,000.00     2/1/2011      10.75     2.25         2       2.25
6732526584    418,500.00    418,500.00   C/O Refi    Standard      465,000.00     2/1/2011     11.375     2.25         2       2.25
6734014654    434,000.00    434,000.00   R/T Refi    Standard      600,000.00     1/1/2011     11.125     2.25         2       2.25
6735716356    500,000.00    500,000.00   Purchase    Reduced       715,000.00     2/1/2011      10.75     2.25         2       2.25
6743889955    698,000.00    697,353.51   Purchase    Rapid         885,000.00     1/1/2011     11.375     2.25         2       2.25
6744124048    568,000.00    568,000.00   Purchase    Reduced       710,000.00     1/1/2011     10.875     2.25         2       2.25
6746120051    452,000.00    452,000.00   Purchase    Standard      565,000.00     2/1/2011       11.5     2.25         2       2.25
6748908578    459,200.00    458,753.68   Purchase    Reduced       580,000.00     1/1/2011     11.125     2.25         2       2.25
6753697470    507,600.00    507,600.00   Purchase    Reduced       640,000.00     1/1/2011     10.625     2.25         2       2.25
6754016191    540,000.00    540,000.00   Purchase    Standard      675,000.00     1/1/2011       10.5     2.25         2       2.25
6757871444    600,000.00    600,000.00   Purchase    SISA          750,000.00     2/1/2011      10.75     2.25         2       2.25
6760673050    539,000.00    539,000.00   Purchase    Reduced       780,000.00     2/1/2011     10.875     2.25         2       2.25
6771094601    650,000.00    649,254.42   Purchase    Reduced       924,500.00     1/1/2011      10.25     2.25         2       2.25
6774052341    432,000.00    432,000.00   Purchase    Standard      545,000.00     1/1/2011     10.375     2.25         2       2.25
6785409555    474,208.00    474,208.00   Purchase    Reduced       655,000.00     1/1/2011      10.75     2.25         2       2.25
6792599885    577,092.00    577,092.00   Purchase    Rapid         722,000.00     2/1/2011     10.875     2.25         2       2.25
6793655140    920,000.00    920,000.00   Purchase    Rapid       1,150,000.00     1/1/2011         11     2.25         2       2.25
6802536638    456,000.00    456,000.00   Purchase    Reduced       570,000.00     2/1/2011     10.375     2.25         2       2.25
6806648819    447,200.00    447,200.00   Purchase    Reduced       565,000.00     1/1/2011     10.875     2.25         2       2.25
6809149815    712,500.00    712,500.00   R/T Refi    Standard      975,000.00     2/1/2011      10.75     2.25         2       2.25
6810741196    420,000.00    420,000.00   R/T Refi    Standard      720,000.00     2/1/2011     10.875     2.25         2       2.25
6819057768    810,300.00    810,300.00   C/O Refi    Standard    1,400,000.00     1/1/2011      9.875     2.25         2       2.25
6824763236    536,000.00    536,000.00   Purchase    SISA          670,000.00     2/1/2011     10.625     2.25         2       2.25
6832789553    785,000.00    785,000.00   C/O Refi    Rapid       1,750,000.00     2/1/2011     10.875     2.25         2       2.25
6835658995    459,200.00    459,200.00   Purchase    Standard      600,000.00     2/1/2011         11     2.25         2       2.25
6836148699    468,000.00    467,545.13   Purchase    Reduced       585,000.00     1/1/2011     11.125     2.25         2       2.25
6837351482    613,073.00    612,519.37   Purchase    Rapid         910,000.00     1/1/2011       11.5     2.25         2       2.25
6843155539    480,000.00    480,000.00   Purchase    Reduced       640,000.00     2/1/2011     11.375     2.25         2       2.25
6845949202    725,865.00    725,865.00   Purchase    Standard      968,000.00     1/1/2011      10.25     2.25         2       2.25
6859580943    444,060.00    444,060.00   Purchase    Standard      580,000.00     2/1/2011     11.125     2.25         2       2.25
6861502695    492,000.00    492,000.00   Purchase    Standard      650,000.00     2/1/2011       10.5     2.25         2       2.25
6863546013    547,600.00    547,600.00   C/O Refi    Reduced       915,000.00     1/1/2011     10.875     2.25         2       2.25
6867362649    516,000.00    516,000.00   Purchase    Rapid         645,000.00     1/1/2011     10.875     2.25         2       2.25
6867857168    960,000.00    960,000.00   Purchase    SISA        1,200,000.00     2/1/2011         11     2.25         2       2.25
6878266185    850,000.00    850,000.00   Purchase    Standard    1,232,000.00     1/1/2011      9.875     2.25         2       2.25
6892978229    578,000.00    577,410.70   C/O Refi    Rapid         870,000.00     1/1/2011     10.875     2.25         2       2.25
6893852753    551,920.00    551,920.00   Purchase    Reduced       690,000.00     2/1/2011         10     2.25         2       2.25
6894544870    450,000.00    450,000.00   C/O Refi    Reduced       570,000.00     2/1/2011     10.875     2.25         2       2.25
6905416027    372,000.00    372,000.00   C/O Refi    Standard      465,000.00     2/1/2011     10.875     2.25         2       2.25
6907144254    450,000.00    450,000.00   Purchase    Rapid         525,000.00     2/1/2011     10.625     2.25         2       2.25
6914858045    431,200.00    431,200.00   Purchase    Standard      541,000.00     2/1/2011     10.875     2.25         2       2.25
6918430247    420,000.00    420,000.00   Purchase    Standard      625,000.00     2/1/2011     10.875     2.25         2       2.25
6918562205    597,700.00    597,700.00   Purchase    SISA          800,000.00     1/1/2011      11.75     2.25         2       2.25
6922433849    450,000.00    449,997.25   C/O Refi    Reduced       850,000.00    11/1/2010      10.75     2.25         2       2.25
6923876533    427,520.00    427,520.00   Purchase    Standard      535,000.00     1/1/2011         11     2.25         2       2.25
6927954880    556,000.00    556,000.00   Purchase    Reduced       695,000.00     2/1/2011         10     2.25         2       2.25
6939390131    712,000.00    712,000.00   Purchase    SISA          920,000.00     1/1/2011     11.375     2.25         2       2.25
6939465735    443,000.00    443,000.00   R/T Refi    Standard    1,250,000.00     1/1/2011     11.125     2.25         2       2.25
6940567735    620,140.00    620,140.00   Purchase    Reduced       798,000.00     1/1/2011     11.375     2.25         2       2.25
6945303979    444,000.00    443,957.00   Purchase    SISA          555,000.00     1/1/2011     11.125     2.25         2       2.25
6948353005    537,900.00    537,900.00   Purchase    Reduced       840,000.00     1/1/2011     11.375     2.25         2       2.25
6954826969    528,500.00    528,500.00   C/O Refi    Rapid         740,000.00     2/1/2011     10.375     2.25         2       2.25
6961574107    560,000.00    560,000.00   R/T Refi    Reduced       700,000.00     1/1/2011     10.875     2.25         2       2.25
6969904660    624,000.00    624,000.00   C/O Refi    Rapid         790,000.00     1/1/2011         11     2.25         2       2.25
6976529542    750,000.00    750,000.00   Purchase    Standard      955,000.00     2/1/2011     10.875     2.25         2       2.25
6978924683    495,000.00    494,483.19   Purchase    Reduced       738,500.00     1/1/2011      10.75     2.25         2       2.25
6985676904    540,000.00    540,000.00   Purchase    Rapid         675,000.00     2/1/2011         10     2.25         2       2.25

LOANID           INDEX            ODATE

6027238960       12 MO LIBOR      5/31/2002
6124090330       12 MO LIBOR      6/14/2002
6127833280       12 MO LIBOR      5/21/2002
6183512067       12 MO LIBOR      5/24/2002
6241550455       12 MO LIBOR      6/12/2002
6251387020       12 MO LIBOR       4/8/2002
6262439208       12 MO LIBOR      6/12/2002
6269136732       12 MO LIBOR      6/12/2002
6291456439       12 MO LIBOR      5/21/2002
6295342940       12 MO LIBOR      5/31/2002
6354788538       12 MO LIBOR      5/31/2002
6441390728       12 MO LIBOR      5/21/2002
6470864080       12 MO LIBOR       6/4/2002
6475831068       12 MO LIBOR       6/4/2002
6488739738       12 MO LIBOR      5/29/2002
6543642828       12 MO LIBOR       6/7/2002
6587695807       12 MO LIBOR      4/30/2002
6639380176       12 MO LIBOR       6/5/2002
6653141850       12 MO LIBOR      6/11/2002
6684206748       12 MO LIBOR       6/6/2002
6707024979       12 MO LIBOR      6/17/2002
6709023284       12 MO LIBOR       5/8/2002
6737948528       12 MO LIBOR      6/11/2002
6777530012       12 MO LIBOR      5/29/2002
6780398811       12 MO LIBOR      6/12/2002
6817358242       12 MO LIBOR      5/30/2002
6845281085       12 MO LIBOR      6/24/2002
6850667673       12 MO LIBOR      3/26/2002
6887552724       12 MO LIBOR      5/31/2002
6920235626       12 MO LIBOR      6/13/2002
6936890851       12 MO LIBOR      5/28/2002
6959100071       12 MO LIBOR       6/6/2002
6983477503       12 MO LIBOR      6/13/2002
6999108217       12 MO LIBOR       5/9/2002
6016053081       12 MO LIBOR     12/16/2005
6084189023       12 MO LIBOR     12/16/2005
6124640001       12 MO LIBOR      12/1/2005
6334014336       12 MO LIBOR     11/18/2005
6392964265       12 MO LIBOR     11/25/2005
6429439943       12 MO LIBOR      12/5/2005
6561569903       12 MO LIBOR      12/1/2005
3303314508       12 MO LIBOR     12/28/2005
3303434744       12 MO LIBOR      1/20/2006
3303455905       12 MO LIBOR      1/18/2006
3303465714       12 MO LIBOR     12/30/2005
3303485480       12 MO LIBOR      1/11/2006
3303533131       12 MO LIBOR     12/23/2005
3303583573       12 MO LIBOR     12/30/2005
3303623197       12 MO LIBOR       1/9/2006
3303626356       12 MO LIBOR      1/19/2006
3303664654       12 MO LIBOR      1/10/2006
3303665875       12 MO LIBOR      1/13/2006
3303690022       12 MO LIBOR     12/29/2005
3303694719       12 MO LIBOR       1/5/2006
3303723047       12 MO LIBOR       1/6/2006
6001308110       12 MO LIBOR      8/11/2005
6005610560       12 MO LIBOR     12/29/2005
6009445336       12 MO LIBOR     12/30/2005
6011339436       12 MO LIBOR       1/4/2006
6013700213       12 MO LIBOR     12/19/2005
6025761104       12 MO LIBOR     12/21/2005
6028621412       12 MO LIBOR      1/13/2006
6034047263       12 MO LIBOR       1/5/2006
6040944768       12 MO LIBOR     12/30/2005
6042056801       12 MO LIBOR     12/23/2005
6042198900       12 MO LIBOR     12/30/2005
6045028617       12 MO LIBOR      1/10/2006
6050212163       12 MO LIBOR       1/9/2006
6050714432       12 MO LIBOR      1/11/2006
6053852072       12 MO LIBOR      1/20/2006
6062831315       12 MO LIBOR     12/23/2005
6069026067       12 MO LIBOR     12/20/2005
6085984182       12 MO LIBOR      1/17/2006
6087745466       12 MO LIBOR     12/20/2005
6098340372       12 MO LIBOR       1/3/2006
6101839303       12 MO LIBOR       1/5/2006
6113707167       12 MO LIBOR       1/4/2006
6116572956       12 MO LIBOR     12/16/2005
6132362978       12 MO LIBOR      12/9/2005
6133074572       12 MO LIBOR     12/14/2005
6138454969       12 MO LIBOR      12/7/2005
6150068259       12 MO LIBOR       1/9/2006
6155680876       12 MO LIBOR       1/4/2006
6158703568       12 MO LIBOR     12/28/2005
6159482139       12 MO LIBOR     12/13/2005
6161991143       12 MO LIBOR      1/13/2006
6163562306       12 MO LIBOR     12/29/2005
6175776795       12 MO LIBOR      9/14/2005
6177420244       12 MO LIBOR       1/3/2006
6181501625       12 MO LIBOR     12/30/2005
6185517809       12 MO LIBOR       1/4/2006
6187671323       12 MO LIBOR     12/22/2005
6194276876       12 MO LIBOR      1/11/2006
6195681868       12 MO LIBOR     12/13/2005
6199224376       12 MO LIBOR     12/27/2005
6199765824       12 MO LIBOR     12/30/2005
6216162187       12 MO LIBOR      1/25/2006
6225732350       12 MO LIBOR     12/28/2005
6226765961       12 MO LIBOR     12/23/2005
6231441491       12 MO LIBOR     12/12/2005
6231917839       12 MO LIBOR     12/21/2005
6234150867       12 MO LIBOR      12/9/2005
6237625790       12 MO LIBOR      1/19/2006
6240576386       12 MO LIBOR       1/5/2006
6251476070       12 MO LIBOR     12/30/2005
6251890353       12 MO LIBOR      1/11/2006
6258497038       12 MO LIBOR      1/17/2006
6261734088       12 MO LIBOR      1/20/2006
6262762377       12 MO LIBOR     12/22/2005
6265972247       12 MO LIBOR     12/16/2005
6267342233       12 MO LIBOR      1/17/2006
6269401359       12 MO LIBOR      8/18/2005
6271976752       12 MO LIBOR     12/22/2005
6272522464       12 MO LIBOR       1/6/2006
6273407830       12 MO LIBOR      1/19/2006
6274159646       12 MO LIBOR     12/20/2005
6275513023       12 MO LIBOR     12/19/2005
6281535432       12 MO LIBOR     12/28/2005
6281602588       12 MO LIBOR     12/27/2005
6282093910       12 MO LIBOR       1/5/2006
6284652812       12 MO LIBOR     11/18/2005
6286862229       12 MO LIBOR      1/23/2006
6289529163       12 MO LIBOR       1/5/2006
6300050819       12 MO LIBOR     12/22/2005
6301429343       12 MO LIBOR      1/13/2006
6303119223       12 MO LIBOR       1/9/2006
6306292100       12 MO LIBOR      1/26/2006
6308660445       12 MO LIBOR     12/14/2005
6313052646       12 MO LIBOR     12/12/2005
6318783435       12 MO LIBOR     12/22/2005
6323879251       12 MO LIBOR       1/9/2006
6327681182       12 MO LIBOR      12/9/2005
6332793972       12 MO LIBOR     12/30/2005
6335717523       12 MO LIBOR     12/13/2005
6336764706       12 MO LIBOR      12/2/2005
6340111449       12 MO LIBOR     12/16/2005
6340529442       12 MO LIBOR      1/18/2006
6341576988       12 MO LIBOR      1/18/2006
6345961681       12 MO LIBOR     12/16/2005
6347674282       12 MO LIBOR       1/6/2006
6348813962       12 MO LIBOR     12/27/2005
6354065291       12 MO LIBOR     12/20/2005
6360737420       12 MO LIBOR      1/24/2006
6362520931       12 MO LIBOR     12/23/2005
6364529575       12 MO LIBOR     12/28/2005
6371175610       12 MO LIBOR     12/19/2005
6372713468       12 MO LIBOR      12/8/2005
6374151253       12 MO LIBOR     12/30/2005
6374437074       12 MO LIBOR     12/20/2005
6383858575       12 MO LIBOR      1/23/2006
6386347907       12 MO LIBOR     11/23/2005
6397600898       12 MO LIBOR       1/3/2006
6399935367       12 MO LIBOR     12/29/2005
6402792557       12 MO LIBOR     12/14/2005
6406900792       12 MO LIBOR     12/20/2005
6409813570       12 MO LIBOR      1/11/2006
6416870753       12 MO LIBOR     12/30/2005
6417090211       12 MO LIBOR      1/13/2006
6417461859       12 MO LIBOR      1/12/2006
6421811404       12 MO LIBOR     12/12/2005
6424506415       12 MO LIBOR      1/12/2006
6424976766       12 MO LIBOR      1/11/2006
6431421491       12 MO LIBOR     12/30/2005
6441071385       12 MO LIBOR     12/23/2005
6448922739       12 MO LIBOR     12/15/2005
6455632577       12 MO LIBOR      1/17/2006
6458374524       12 MO LIBOR      1/17/2006
6458868095       12 MO LIBOR     12/22/2005
6462527604       12 MO LIBOR     12/22/2005
6475673247       12 MO LIBOR      1/12/2006
6477983677       12 MO LIBOR       1/6/2006
6481097142       12 MO LIBOR     12/30/2005
6485652298       12 MO LIBOR       1/4/2006
6488137727       12 MO LIBOR       1/5/2006
6494016881       12 MO LIBOR     12/27/2005
6495786821       12 MO LIBOR     12/23/2005
6497849007       12 MO LIBOR       1/9/2006
6508509285       12 MO LIBOR     12/30/2005
6515896543       12 MO LIBOR      1/18/2006
6516205421       12 MO LIBOR     12/22/2005
6516985246       12 MO LIBOR       1/6/2006
6517840838       12 MO LIBOR      1/17/2006
6531637400       12 MO LIBOR     12/28/2005
6535384868       12 MO LIBOR     12/20/2005
6540433239       12 MO LIBOR     12/16/2005
6542391021       12 MO LIBOR       1/3/2006
6543719139       12 MO LIBOR     12/22/2005
6544538447       12 MO LIBOR     12/22/2005
6548546800       12 MO LIBOR     12/23/2005
6549768981       12 MO LIBOR     12/29/2005
6553312973       12 MO LIBOR     12/21/2005
6557050165       12 MO LIBOR       1/5/2006
6559692543       12 MO LIBOR       1/6/2006
6561676294       12 MO LIBOR      1/19/2006
6562789476       12 MO LIBOR     12/30/2005
6564688551       12 MO LIBOR       1/3/2006
6568900937       12 MO LIBOR     12/19/2005
6570765963       12 MO LIBOR     12/20/2005
6571369559       12 MO LIBOR      1/18/2006
6571600870       12 MO LIBOR     12/30/2005
6573254627       12 MO LIBOR       1/9/2006
6573906416       12 MO LIBOR      1/17/2006
6576891607       12 MO LIBOR      9/27/2005
6577588673       12 MO LIBOR     12/20/2005
6587438901       12 MO LIBOR      12/9/2005
6604400124       12 MO LIBOR     12/30/2005
6606000344       12 MO LIBOR      1/25/2006
6611906980       12 MO LIBOR       1/4/2006
6628193291       12 MO LIBOR       1/6/2006
6633848434       12 MO LIBOR       1/9/2006
6634785304       12 MO LIBOR     12/12/2005
6640131220       12 MO LIBOR     12/23/2005
6644580885       12 MO LIBOR     12/27/2005
6646063740       12 MO LIBOR     12/23/2005
6653847050       12 MO LIBOR     12/22/2005
6667434879       12 MO LIBOR     12/23/2005
6669216084       12 MO LIBOR     12/19/2005
6669388537       12 MO LIBOR      11/9/2005
6670926879       12 MO LIBOR      1/10/2006
6674991036       12 MO LIBOR       1/3/2006
6680254908       12 MO LIBOR       1/6/2006
6685549435       12 MO LIBOR      12/5/2005
6691669409       12 MO LIBOR     12/13/2005
6703771763       12 MO LIBOR     12/19/2005
6705382767       12 MO LIBOR       1/5/2006
6713105721       12 MO LIBOR      1/10/2006
6715327836       12 MO LIBOR     12/16/2005
6719744440       12 MO LIBOR     12/29/2005
6722522163       12 MO LIBOR     12/19/2005
6724304438       12 MO LIBOR      1/19/2006
6732526584       12 MO LIBOR      1/18/2006
6734014654       12 MO LIBOR     12/16/2005
6735716356       12 MO LIBOR     12/28/2005
6743889955       12 MO LIBOR     12/27/2005
6744124048       12 MO LIBOR     12/15/2005
6746120051       12 MO LIBOR       1/3/2006
6748908578       12 MO LIBOR     12/30/2005
6753697470       12 MO LIBOR     12/28/2005
6754016191       12 MO LIBOR     12/22/2005
6757871444       12 MO LIBOR      1/18/2006
6760673050       12 MO LIBOR      1/18/2006
6771094601       12 MO LIBOR     12/14/2005
6774052341       12 MO LIBOR     12/28/2005
6785409555       12 MO LIBOR     12/22/2005
6792599885       12 MO LIBOR       1/6/2006
6793655140       12 MO LIBOR     12/19/2005
6802536638       12 MO LIBOR       1/5/2006
6806648819       12 MO LIBOR     12/19/2005
6809149815       12 MO LIBOR     12/21/2005
6810741196       12 MO LIBOR     12/29/2005
6819057768       12 MO LIBOR     12/15/2005
6824763236       12 MO LIBOR     12/27/2005
6832789553       12 MO LIBOR       1/6/2006
6835658995       12 MO LIBOR      1/20/2006
6836148699       12 MO LIBOR     12/30/2005
6837351482       12 MO LIBOR     12/13/2005
6843155539       12 MO LIBOR       1/6/2006
6845949202       12 MO LIBOR     12/23/2005
6859580943       12 MO LIBOR      1/25/2005
6861502695       12 MO LIBOR       1/1/2006
6863546013       12 MO LIBOR     12/16/2005
6867362649       12 MO LIBOR     12/29/2005
6867857168       12 MO LIBOR     12/29/2005
6878266185       12 MO LIBOR     12/22/2005
6892978229       12 MO LIBOR     12/20/2005
6893852753       12 MO LIBOR      1/20/2006
6894544870       12 MO LIBOR      1/20/2006
6905416027       12 MO LIBOR      1/13/2006
6907144254       12 MO LIBOR       1/3/2006
6914858045       12 MO LIBOR      1/13/2006
6918430247       12 MO LIBOR       1/6/2006
6918562205       12 MO LIBOR     12/29/2005
6922433849       12 MO LIBOR     10/26/2005
6923876533       12 MO LIBOR     12/20/2005
6927954880       12 MO LIBOR       1/4/2006
6939390131       12 MO LIBOR     12/21/2005
6939465735       12 MO LIBOR     12/13/2005
6940567735       12 MO LIBOR     12/30/2005
6945303979       12 MO LIBOR     12/13/2005
6948353005       12 MO LIBOR     12/20/2005
6954826969       12 MO LIBOR      1/17/2006
6961574107       12 MO LIBOR     12/23/2005
6969904660       12 MO LIBOR     12/15/2005
6976529542       12 MO LIBOR     12/22/2005
6978924683       12 MO LIBOR     12/12/2005
6985676904       12 MO LIBOR       1/6/2006

                                   EXHIBIT D-3
                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

                                      D-3-1

LOANID       OCC          PROPTYPE   OTERM    CORTERM     OLTV     RATE     FPDATE     NDDATE    S_MATDATE      PANDI     PTDATE

6006326406   Primary      Condo        360        359    79.97    6.125   2/1/2006   2/1/2006     1/1/2036   2,689.90   2/1/2006
6045231427   Secondary    PUD          360        359       80    6.375   2/1/2006   2/1/2006     1/1/2036   3,931.25   2/1/2006
6055558560   Primary      Condo        360        359       80        6   2/1/2006   2/1/2006     1/1/2036   3,501.38   2/1/2006
6056963017   Primary      SFR          360        358    79.25      5.5   1/1/2006   2/1/2006    12/1/2035   3,374.94   1/1/2006
6057619766   Secondary    SFR          360        360    75.76        6   3/1/2006   3/1/2006     2/1/2036   5,000.00   3/1/2006
6068413324   Primary      SFR          360        360     45.5    6.125   3/1/2006   3/1/2006     2/1/2036   2,764.63   3/1/2006
6081891555   Secondary    SFR          360        359    69.35    6.625   2/1/2006   2/1/2006     1/1/2036   2,463.67   2/1/2006
6089351792   Primary      SFR          360        359       80     5.75   2/1/2006   2/1/2006     1/1/2036   3,105.00   2/1/2006
6101039581   Primary      SFR          360        359    73.17     5.75   2/1/2006   2/1/2006     1/1/2036   2,626.08   2/1/2006
6165295376   Primary      SFR          360        359    55.56    6.375   2/1/2006   2/1/2006     1/1/2036   6,238.70   2/1/2006
6169521223   Primary      SFR          360        359    62.63    5.625   2/1/2006   2/1/2006     1/1/2036   2,703.86   2/1/2006
6270144279   Investor     SFR          360        359    60.49      5.5   2/1/2006   2/1/2006     1/1/2036   2,131.94   2/1/2006
6272111201   Primary      PUD          360        359       80     5.75   2/1/2006   2/1/2006     1/1/2036   4,995.39   2/1/2006
6331766151   Primary      SFR          360        359    69.77     6.25   2/1/2006   3/1/2006     1/1/2036   3,125.00   2/1/2006
6354803055   Primary      SFR          360        359    76.34     6.25   2/1/2006   3/1/2006     1/1/2036   2,604.17   2/1/2006
6370674241   Primary      SFR          360        360       80     6.25   3/1/2006   3/1/2006     2/1/2036   2,937.50   3/1/2006
6461517267   Primary      SFR          360        359    45.85     6.25   2/1/2006   2/1/2006     1/1/2036   2,653.75   2/1/2006
6487970680   Primary      PUD          360        360    62.22    5.625   3/1/2006   3/1/2006     2/1/2036   2,493.75   3/1/2006
6553729168   Primary      SFR          360        360    45.85    6.125   3/1/2006   3/1/2006     2/1/2036   2,679.69   3/1/2006
6605627972   Primary      PUD          360        359    64.29        5   2/1/2006   2/1/2006     1/1/2036   2,415.70   2/1/2006
6617647513   Primary      Condo        360        359       80      5.5   2/1/2006   2/1/2006     1/1/2036   3,507.42   2/1/2006
6649856496   Primary      PUD          360        359    76.63    6.625   2/1/2006   3/1/2006     1/1/2036   3,384.27   2/1/2006
6651270669   Primary      PUD          360        359       80    6.125   2/1/2006   3/1/2006     1/1/2036   2,531.67   2/1/2006
6667272311   Primary      Condo        360        359    49.02     6.25   2/1/2006   3/1/2006     1/1/2036   3,645.83   2/1/2006
6667536129   Primary      SFR          360        360    53.53    5.875   3/1/2006   3/1/2006     2/1/2036   3,007.97   3/1/2006
6676184549   Primary      SFR          360        360       80    5.125   3/1/2006   3/1/2006     2/1/2036   1,991.57   3/1/2006
6710606952   Secondary    PUD          360        359    55.56        6   2/1/2006   2/1/2006     1/1/2036   8,993.26   2/1/2006
6726757674   Primary      PUD          360        359     53.3    5.875   2/1/2006   2/1/2006     1/1/2036   2,957.69   2/1/2006
6730411367   Primary      PUD          360        360       80     5.75   3/1/2006   3/1/2006     2/1/2036   5,415.56   3/1/2006
6734388033   Primary      PUD          360        359       70      5.5   2/1/2006   2/1/2006     1/1/2036   2,423.60   2/1/2006
6743137256   Primary      PUD          360        359    78.13     5.75   2/1/2006   2/1/2006     1/1/2036   2,917.87   2/1/2006
6758854860   Primary      Condo        360        360       80     6.25   3/1/2006   3/1/2006     2/1/2036   3,300.25   3/1/2006
6760674009   Primary      SFR          360        359    67.47        6   2/1/2006   2/1/2006     1/1/2036   2,935.00   2/1/2006
6774173022   Primary      SFR          360        360       80    5.625   3/1/2006   3/1/2006     2/1/2036   3,592.10   3/1/2006
6778512415   Primary      PUD          360        359    63.75    5.875   2/1/2006   2/1/2006     1/1/2036   4,525.27   2/1/2006
6848270481   Primary      SFR          360        360       50    5.125   3/1/2006   3/1/2006     2/1/2036   2,455.73   3/1/2006
6867612803   Secondary    SFR          360        359    63.93    6.375   2/1/2006   2/1/2006     1/1/2036   6,215.63   2/1/2006
6870042733   Primary      SFR          360        360    71.08    6.375   3/1/2006   3/1/2006     2/1/2036   2,713.84   3/1/2006
6883924661   Primary      SFR          360        360       80     6.25   3/1/2006   3/1/2006     2/1/2036   2,187.50   3/1/2006
6908149641   Primary      SFR          360        360       80    5.875   3/1/2006   3/1/2006     2/1/2036   3,015.83   3/1/2006
6919827615   Primary      SFR          360        359       80     6.75   2/1/2006   3/1/2006     1/1/2036   3,268.94   2/1/2006
6946893598   Primary      PUD          360        360    78.15    6.125   3/1/2006   3/1/2006     2/1/2036   2,373.44   3/1/2006
6946942981   Primary      SFR          360        360    70.21     6.25   3/1/2006   3/1/2006     2/1/2036   3,047.81   3/1/2006

LOANID        OBAL                  COBAL   PURPOSE     DOC           OAPPVAL        FRTRDATE      CEILING   FLOOR   CAPINT   MARGIN

6006326406     527,000.00      527,000.00   Purchase    SISA          659,000.00     1/1/2013     11.125     2.25       2      2.25
6045231427     740,000.00      740,000.00   Purchase    Rapid         925,000.00     1/1/2013     11.375     2.25       2      2.25
6055558560     584,000.00      583,418.62   C/O Refi    Standard      730,000.00     1/1/2013         11     2.25       2      2.25
6056963017     594,400.00      590,594.95   Purchase    Rapid         750,000.00    12/1/2012       10.5     2.25       2      2.25
6057619766   1,000,000.00    1,000,000.00   Purchase    Rapid       1,320,000.00     2/1/2013         11     2.25       2      2.25
6068413324     455,000.00      455,000.00   R/T Refi    Rapid       1,000,000.00     2/1/2013     11.125     2.25       2      2.25
6081891555     446,250.00      446,250.00   C/O Refi    Rapid         643,500.00     1/1/2013     11.625     2.25       2      2.25
6089351792     648,000.00      648,000.00   Purchase    Reduced       810,000.00     1/1/2013      10.75     2.25       2      2.25
6101039581     450,000.00      449,530.17   Purchase    Rapid         710,000.00     1/1/2013      10.75     2.25       2      2.25
6165295376   1,000,000.00      999,073.80   C/O Refi    Rapid       1,800,000.00     1/1/2013     11.375     2.25       2      2.25
6169521223     469,700.00      469,197.86   Purchase    Reduced       750,000.00     1/1/2013     10.625     2.25       2      2.25
6270144279     465,150.00      465,150.00   Purchase    Standard      770,000.00     1/1/2013       10.5     2.25       2      2.25
6272111201     856,000.00      855,106.28   Purchase    Rapid       1,070,000.00     1/1/2013      10.75     2.25       2      2.25
6331766151     600,000.00      600,000.00   C/O Refi    Standard      860,000.00     1/1/2013      11.25     2.25       2      2.25
6354803055     500,000.00      500,000.00   R/T Refi    Rapid         655,000.00     1/1/2013      11.25     2.25       2      2.25
6370674241     564,000.00      564,000.00   R/T Refi    SISA          705,000.00     2/1/2013      11.25     2.25       2      2.25
6461517267     431,000.00      430,591.04   C/O Refi    Rapid         940,000.00     1/1/2013      11.25     2.25       2      2.25
6487970680     532,000.00      532,000.00   R/T Refi    Rapid         855,000.00     2/1/2013     10.625     2.25       2      2.25
6553729168     525,000.00      525,000.00   R/T Refi    SISA        1,145,000.00     2/1/2013     11.125     2.25       2      2.25
6605627972     450,000.00      449,459.30   Purchase    Rapid         702,000.00     1/1/2013         10     2.25       2      2.25
6617647513     617,732.00      617,055.85   Purchase    Standard      773,000.00     1/1/2013       10.5     2.25       2      2.25
6649856496     613,000.00      613,000.00   C/O Refi    Standard      800,000.00     1/1/2013     11.625     2.25       2      2.25
6651270669     496,000.00      496,000.00   Purchase    Reduced       640,000.00     1/1/2013     11.125     2.25       2      2.25
6667272311     700,000.00      700,000.00   Purchase    Standard    1,430,000.00     1/1/2013      11.25     2.25       2      2.25
6667536129     508,500.00      508,500.00   R/T Refi    Rapid         950,000.00     2/1/2013     10.875     2.25       2      2.25
6676184549     466,320.00      466,320.00   Purchase    Standard      600,000.00     2/1/2013     10.125     2.25       2      2.25
6710606952   1,500,000.00    1,498,506.74   R/T Refi    Rapid       2,700,000.00     1/1/2013         11     2.25       2      2.25
6726757674     500,000.00      499,490.23   Purchase    Reduced       938,000.00     1/1/2013     10.875     2.25       2      2.25
6730411367     928,000.00      928,000.00   Purchase    Reduced     1,160,000.00     2/1/2013      10.75     2.25       2      2.25
6734388033     426,847.00      426,379.78   Purchase    Reduced       625,000.00     1/1/2013       10.5     2.25       2      2.25
6743137256     500,000.00      499,477.96   Purchase    Reduced       640,000.00     1/1/2013      10.75     2.25       2      2.25
6758854860     536,000.00      536,000.00   Purchase    Rapid         670,000.00     2/1/2013      11.25     2.25       2      2.25
6760674009     587,000.00      587,000.00   R/T Refi    Standard      870,000.00     1/1/2013         11     2.25       2      2.25
6774173022     624,000.00      624,000.00   Purchase    Reduced       780,000.00     2/1/2013     10.625     2.25       2      2.25
6778512415     765,000.00      764,220.04   R/T Refi    Standard    1,200,000.00     1/1/2013     10.875     2.25       2      2.25
6848270481     575,000.00      575,000.00   Purchase    Standard    1,150,000.00     2/1/2013     10.125     2.25       2      2.25
6867612803   1,170,000.00    1,170,000.00   R/T Refi    Rapid       1,830,000.00     1/1/2013     11.375     2.25       2      2.25
6870042733     435,000.00      435,000.00   C/O Refi    Rapid         612,000.00     2/1/2013     11.375     2.25       2      2.25
6883924661     420,000.00      420,000.00   C/O Refi    Standard      525,000.00     2/1/2013      11.25     2.25       2      2.25
6908149641     616,000.00      616,000.00   Purchase    Standard      775,000.00     2/1/2013     10.875     2.25       2      2.25
6919827615     504,000.00      503,566.06   C/O Refi    Reduced       630,000.00     1/1/2013      11.75     2.25       2      2.25
6946893598     465,000.00      465,000.00   Purchase    Standard      630,000.00     2/1/2013     11.125     2.25       2      2.25
6946942981     495,000.00      495,000.00   C/O Refi    Standard      705,000.00     2/1/2013      11.25     2.25       2      2.25

LOANID         INDEX            ODATE

6006326406    12 MO LIBOR        12/20/2005
6045231427    12 MO LIBOR        12/15/2005
6055558560    12 MO LIBOR        12/22/2005
6056963017    12 MO LIBOR         10/8/2004
6057619766    12 MO LIBOR          1/9/2006
6068413324    12 MO LIBOR         1/12/2006
6081891555    12 MO LIBOR        12/15/2005
6089351792    12 MO LIBOR        12/22/2005
6101039581    12 MO LIBOR        12/20/2005
6165295376    12 MO LIBOR        12/23/2005
6169521223    12 MO LIBOR        12/19/2005
6270144279    12 MO LIBOR        12/22/2005
6272111201    12 MO LIBOR        12/22/2005
6331766151    12 MO LIBOR         12/5/2005
6354803055    12 MO LIBOR        12/16/2005
6370674241    12 MO LIBOR         1/13/2006
6461517267    12 MO LIBOR        12/28/2005
6487970680    12 MO LIBOR         1/11/2006
6553729168    12 MO LIBOR          1/9/2006
6605627972    12 MO LIBOR        12/16/2005
6617647513    12 MO LIBOR        12/28/2005
6649856496    12 MO LIBOR        12/22/2005
6651270669    12 MO LIBOR        12/16/2005
6667272311    12 MO LIBOR        12/19/2005
6667536129    12 MO LIBOR          1/1/2006
6676184549    12 MO LIBOR          1/5/2006
6710606952    12 MO LIBOR        12/12/2005
6726757674    12 MO LIBOR        12/21/2005
6730411367    12 MO LIBOR          1/3/2006
6734388033    12 MO LIBOR        12/27/2005
6743137256    12 MO LIBOR        12/30/2005
6758854860    12 MO LIBOR         1/17/2006
6760674009    12 MO LIBOR        12/16/2005
6774173022    12 MO LIBOR         1/18/2006
6778512415    12 MO LIBOR         12/9/2005
6848270481    12 MO LIBOR         1/17/2006
6867612803    12 MO LIBOR        12/21/2005
6870042733    12 MO LIBOR         1/17/2006
6883924661    12 MO LIBOR         1/17/2006
6908149641    12 MO LIBOR          1/4/2006
6919827615    12 MO LIBOR        12/22/2005
6946893598    12 MO LIBOR          1/6/2006
6946942981    12 MO LIBOR         1/18/2006

                                   EXHIBIT D-4
                       LOAN GROUP 4 MORTGAGE LOAN SCHEDULE

                                      D-4-1

LOANID        OCC           PROPTYPE   OTERM    CORTERM     OLTV     RATE     FPDATE      NDDATE    S_MATDATE      PANDI     PTDATE

6000403219    Primary       SFR          360        359       80    6.625    2/1/2006   2/1/2006     1/1/2036   2,429.17   2/1/2006
6024179407    Primary       PUD          360        359       80    6.625    2/1/2006   3/1/2006     1/1/2036   1,402.58   2/1/2006
6026682382    Primary       PUD          360        358     64.5        6    1/1/2006   4/1/2006    12/1/2035   3,225.00   3/1/2006
6027249249    Primary       PUD          360        359       80    5.875    2/1/2006   3/1/2006     1/1/2036   1,431.54   2/1/2006
6041078368    Primary       SFR          360        359       80     6.25    2/1/2006   3/1/2006     1/1/2036   2,708.33   2/1/2006
6079230592    Secondary     Condo        360        358       80    5.875    1/1/2006   2/1/2006    12/1/2035     732.02   1/1/2006
6079906126    Secondary     SFR          360        359    69.09    6.375    2/1/2006   2/1/2006     1/1/2036   2,018.75   2/1/2006
6080235085    Primary       SFR          360        359    68.21     5.75    2/1/2006   3/1/2006     1/1/2036   1,552.50   2/1/2006
6090605103    Primary       SFR          360        359       80     6.75    2/1/2006   2/1/2006     1/1/2036   1,945.80   2/1/2006
6103497142    Primary       PUD          360        359    74.99    5.875    2/1/2006   2/1/2006     1/1/2036   2,790.62   2/1/2006
6118650040    Primary       Condo        360        359       80      6.5    2/1/2006   3/1/2006     1/1/2036   1,370.33   2/1/2006
6121008087    Primary       PUD          360        358       80      6.5    1/1/2006   2/1/2006    12/1/2035     947.93   1/1/2006
6139731563    Secondary     PUD          360        357       80     6.75   12/1/2005   2/1/2006    11/1/2035   5,130.00   1/1/2006
6140562452    Primary       Condo        360        359       80      6.5    2/1/2006   3/1/2006     1/1/2036   1,415.84   2/1/2006
6149575323    Primary       Condo        360        359    79.13      6.5    2/1/2006   3/1/2006     1/1/2036     985.83   2/1/2006
6151223887    Primary       SFR          360        358    53.07    6.125    1/1/2006   3/1/2006    12/1/2035   5,078.65   2/1/2006
6156017052    Primary       PUD          360        359    77.97     6.25    2/1/2006   2/1/2006     1/1/2036     921.87   2/1/2006
6162702093    Primary       Condo        360        359       80        6    2/1/2006   2/1/2006     1/1/2036   1,320.00   2/1/2006
6164157460    Primary       SFR          360        358       80    5.875    1/1/2006   2/1/2006    12/1/2035   1,488.33   1/1/2006
6174213725    Secondary     Condo        360        358     34.3    6.125    1/1/2006   2/1/2006    12/1/2035     847.29   1/1/2006
6177318471    Primary       PUD          360        358       80      4.5    1/1/2006   2/1/2006    12/1/2035   1,020.00   1/1/2006
6183472163    Primary       Condo        360        359       80     6.25    2/1/2006   3/1/2006     1/1/2036     689.58   2/1/2006
6191506234    Primary       SFR          360        359       80    5.875    2/1/2006   2/1/2006     1/1/2036   1,390.42   2/1/2006
6198838002    Primary       Condo        360        359       80     6.25    2/1/2006   2/1/2006     1/1/2036   1,041.25   2/1/2006
6204574419    Primary       SFR          360        358    79.91     6.25    1/1/2006   3/1/2006    12/1/2035   1,822.92   2/1/2006
6206895325    Primary       Condo        360        358       80    6.625    1/1/2006   2/1/2006    12/1/2035   1,236.67   1/1/2006
6214273218    Primary       SFR          360        359    67.86     6.75    2/1/2006   3/1/2006     1/1/2036   1,068.75   2/1/2006
6269135957    Primary       Condo        360        359       80     6.25    2/1/2006   2/1/2006     1/1/2036     499.58   2/1/2006
6275785175    Primary       SFR          360        358       80    5.375    1/1/2006   2/1/2006    12/1/2035   2,043.40   1/1/2006
6277376643    Primary       Condo        360        358       80    5.875    1/1/2006   2/1/2006    12/1/2035   1,547.08   1/1/2006
6301811730    Secondary     PUD          360        358       80      6.5    1/1/2006   3/1/2006    12/1/2035   1,863.33   2/1/2006
6317896691    Primary       Condo        360        358     79.4        6    1/1/2006   2/1/2006    12/1/2035   3,542.75   1/1/2006
6322329035    Primary       PUD          360        358       75      6.5    1/1/2006   2/1/2006    12/1/2035   3,209.38   1/1/2006
6334099592    Secondary     Condo        360        359       80        7    2/1/2006   2/1/2006     1/1/2036     835.62   2/1/2006
6341134481    Primary       SFR          360        358       80    6.125    1/1/2006   2/1/2006    12/1/2035     687.48   1/1/2006
6352789488    Primary       SFR          360        359       80    6.375    2/1/2006   2/1/2006     1/1/2036   1,572.50   2/1/2006
6356132081    Primary       SFR          360        358    62.55    5.875    1/1/2006   3/1/2006    12/1/2035   1,684.17   2/1/2006
6361254292    Primary       Condo        360        358       80    5.625    1/1/2006   3/1/2006    12/1/2035   1,647.00   2/1/2006
6382326863    Primary       PUD          360        358    65.73        6    1/1/2006   2/1/2006    12/1/2035   2,465.00   1/1/2006
6384436314    Primary       SFR          360        358       80      6.5    1/1/2006   2/1/2006    12/1/2035   1,113.88   1/1/2006
6386827239    Primary       PUD          360        358       80     5.75    1/1/2006   3/1/2006    12/1/2035     811.27   2/1/2006
6400532567    Primary       PUD          360        359       80    5.625    2/1/2006   3/1/2006     1/1/2036     590.63   2/1/2006
6400878564    Primary       Condo        360        359       80        6    2/1/2006   2/1/2006     1/1/2036   1,956.00   2/1/2006
6410281734    Secondary     Condo        360        359    38.96        6    2/1/2006   2/1/2006     1/1/2036   3,000.00   2/1/2006
6421992147    Primary       SFR          360        358       80     5.75    1/1/2006   2/1/2006    12/1/2035   2,165.83   1/1/2006
6431684171    Primary       Condo        360        358       80        6    1/1/2006   2/1/2006    12/1/2035   1,220.00   1/1/2006
6440105044    Primary       SFR          360        358    53.19    6.375    1/1/2006   3/1/2006    12/1/2035   1,992.19   2/1/2006
6458489942    Primary       SFR          360        358       80    6.625    1/1/2006   2/1/2006    12/1/2035   1,148.33   1/1/2006
6463209939    Primary       Condo        360        359       80        5    2/1/2006   3/1/2006     1/1/2036     683.33   2/1/2006
6491832652    Primary       Condo        360        359       80     6.25    2/1/2006   2/1/2006     1/1/2036        250   2/1/2006
6492410169    Primary       PUD          360        357       80    5.875   12/1/2005   2/1/2006    11/1/2035     665.83   1/1/2006
6494156810    Primary       SFR          360        359       80      6.5    2/1/2006   2/1/2006     1/1/2036   1,950.00   2/1/2006
6523102397    Primary       SFR          360        359       80      6.5    2/1/2006   2/1/2006     1/1/2036        741   2/1/2006
6525272289    Primary       Condo        360        359       80     6.75    2/1/2006   2/1/2006     1/1/2036   1,535.46   2/1/2006
6528221564    Primary       SFR          360        359       80     6.25    2/1/2006   2/1/2006     1/1/2036     785.83   2/1/2006
6538090850    Primary       SFR          360        359       80      5.5    2/1/2006   3/1/2006     1/1/2036     465.48   2/1/2006
6541019839    Primary       PUD          360        359       80      6.5    2/1/2006   2/1/2006     1/1/2036   3,880.79   2/1/2006
6548434965    Primary       SFR          360        359     72.3     6.25    2/1/2006   2/1/2006     1/1/2036   1,046.87   2/1/2006
6567677171    Secondary     SFR          360        359       80    6.875    2/1/2006   2/1/2006     1/1/2036   1,180.21   2/1/2006
6568510579    Primary       Condo        360        358       80     6.25    1/1/2006   2/1/2006    12/1/2035     344.81   1/1/2006
6577901611    Primary       SFR          360        358       80    6.375    1/1/2006   3/1/2006    12/1/2035   1,700.00   2/1/2006
6589150983    Primary       Condo        360        358       80     6.75    1/1/2006   2/1/2006    12/1/2035   1,992.33   1/1/2006
6605108585    Secondary     PUD          360        358       80    7.125    1/1/2006   2/1/2006    12/1/2035   2,504.12   1/1/2006
6629957728    Secondary     Condo        360        359       80    6.875    2/1/2006   2/1/2006     1/1/2036   1,077.37   2/1/2006
6636752815    Primary       Condo        360        359       80      5.5    2/1/2006   2/1/2006     1/1/2036   1,576.67   2/1/2006
6647778734    Secondary     Condo        360        359    64.17      5.5    2/1/2006   3/1/2006     1/1/2036   2,750.00   2/1/2006
6648548011    Primary       SFR          360        358       80    6.125    1/1/2006   2/1/2006    12/1/2035   1,857.92   1/1/2006
6676113480    Primary       PUD          360        359    77.22     6.25    2/1/2006   2/1/2006     1/1/2036   1,041.67   2/1/2006
6694223816    Primary       PUD          360        358    79.99    5.625    1/1/2006   3/1/2006    12/1/2035   1,718.44   2/1/2006
6698725816    Primary       Condo        360        358       80    5.875    1/1/2006   2/1/2006    12/1/2035   1,614.16   1/1/2006
6699862246    Primary       PUD          360        358       80      6.5    1/1/2006   2/1/2006    12/1/2035   3,618.33   1/1/2006
6712946737    Primary       SFR          360        358       80    6.375    1/1/2006   2/1/2006    12/1/2035   1,398.25   1/1/2006
6724909103    Primary       SFR          360        359       80    6.375    2/1/2006   3/1/2006     1/1/2036   2,401.25   2/1/2006
6730089353    Primary       Condo        360        359       80      6.5    2/1/2006   3/1/2006     1/1/2036     520.83   2/1/2006
6736934743    Primary       Condo        360        358    68.41      6.5    1/1/2006   2/1/2006    12/1/2035   2,031.25   1/1/2006
6745441698    Primary       PUD          360        359       80    6.125    2/1/2006   2/1/2006     1/1/2036   1,030.51   2/1/2006
6760151974    Primary       SFR          360        358    47.39    6.375    1/1/2006   2/1/2006    12/1/2035   1,737.19   1/1/2006
6760541646    Primary       PUD          360        359       80      6.5    2/1/2006   3/1/2006     1/1/2036   1,495.00   2/1/2006
6763639538    Primary       PUD          360        358       80        6    1/1/2006   3/1/2006    12/1/2035   2,721.63   2/1/2006
6764423031    Secondary     Condo        360        358       80     6.75    1/1/2006   2/1/2006    12/1/2035        630   1/1/2006
6825247015    Primary       Condo        360        359    77.17     6.25    2/1/2006   2/1/2006     1/1/2036     739.58   2/1/2006
6843974608    Secondary     Condo        360        358       80      7.5    1/1/2006   2/1/2006    12/1/2035     978.91   1/1/2006
6872259426    Secondary     PUD          360        358    78.54    5.375    1/1/2006   3/1/2006    12/1/2035     512.38   2/1/2006
6887113634    Primary       PUD          360        358       80     6.25    1/1/2006   2/1/2006    12/1/2035   1,253.75   1/1/2006
6892879021    Primary       SFR          360        358    54.75     5.75    1/1/2006   2/1/2006    12/1/2035   2,347.92   1/1/2006
6897339237    Primary       SFR          360        359       80     6.25    2/1/2006   2/1/2006     1/1/2036   1,079.17   2/1/2006
6917261502    Primary       PUD          360        359       80    5.375    2/1/2006   3/1/2006     1/1/2036        860   2/1/2006
6944396115    Secondary     Condo        360        359       73        6    2/1/2006   2/1/2006     1/1/2036   5,666.63   2/1/2006
6945846373    Primary       Condo        360        358       80     6.25    1/1/2006   2/1/2006    12/1/2035        675   1/1/2006
6957534891    Primary       SFR          360        359       80        6    2/1/2006   3/1/2006     1/1/2036   1,386.00   2/1/2006
6973345702    Primary       Condo        360        358       80    6.125    1/1/2006   2/1/2006    12/1/2035      971.7   1/1/2006
6976274230    Primary       SFR          360        358       80     6.75    1/1/2006   2/1/2006    12/1/2035   1,687.50   1/1/2006

LOANID            OBAL             COBAL     PURPOSE     DOC            OAPPVAL        FRTRDATE    CEILING  FLOOR   CAPINT   MARGIN

6000403219      440,000.00      440,000.00   Purchase    Standard       610,000.00     1/1/2009    12.625    2.25      2       2.25
6024179407      254,052.00      254,052.00   Purchase    Stated         415,000.00     1/1/2009    12.625    2.25      2       2.25
6026682382      645,000.00      645,000.00   R/T Refi    Stated       1,000,000.00    12/1/2008        12    2.25      2       2.25
6027249249      292,400.00      292,400.00   Purchase    Standard       365,500.00     1/1/2009    11.875    2.25      2       2.25
6041078368      520,000.00      520,000.00   Purchase    Standard       650,000.00     1/1/2009     12.25    2.25      2       2.25
6079230592      149,520.00      149,520.00   Purchase    Standard       192,000.00    12/1/2008    11.875    2.25      2       2.25
6079906126      380,000.00      380,000.00   C/O Refi    Stated         550,000.00     1/1/2009    12.375    2.25      2       2.25
6080235085      324,000.00      324,000.00   R/T Refi    Stated         475,000.00     1/1/2009     11.75    2.25      2       2.25
6090605103      300,000.00      299,741.70   Purchase    Standard       385,000.00     1/1/2009     12.75    2.25      2       2.25
6103497142      570,000.00      570,000.00   Purchase    Stated         816,000.00     1/1/2009    11.875    2.25      2       2.25
6118650040      216,800.00      216,604.00   Purchase    Standard       275,000.00     1/1/2009      12.5    2.25      2       2.25
6121008087      175,003.00      175,003.00   Purchase    Standard       219,000.00    12/1/2008      12.5    2.25      2       2.25
6139731563      912,000.00      912,000.00   Purchase    Stated       1,250,000.00    11/1/2008     12.75    2.25      2       2.25
6140562452      224,000.00      223,697.49   Purchase    Standard       285,000.00     1/1/2009      12.5    2.25      2       2.25
6149575323      182,000.00      181,985.83   R/T Refi    Standard       230,000.00     1/1/2009      12.5    2.25      2       2.25
6151223887      995,000.00      995,000.00   Purchase    Stated       1,900,000.00    12/1/2008    12.125    2.25      2       2.25
6156017052      177,000.00      177,000.00   Purchase    Standard       227,000.00     1/1/2009     12.25    2.25      2       2.25
6162702093      264,000.00      264,000.00   Purchase    Stated         334,000.00     1/1/2009        12    2.25      2       2.25
6164157460      304,000.00      304,000.00   Purchase    Stated         380,000.00    12/1/2008    11.875    2.25      2       2.25
6174213725      166,000.00      166,000.00   R/T Refi    Stated         484,000.00    12/1/2008    12.125    2.25      2       2.25
6177318471      272,000.00      272,000.00   Purchase    Standard       340,000.00    12/1/2008      10.5    2.25      2       2.25
6183472163      132,400.00      132,399.27   Purchase    Standard       168,000.00     1/1/2009     12.25    2.25      2       2.25
6191506234      284,000.00      284,000.00   R/T Refi    Stated         355,000.00     1/1/2009    11.875    2.25      2       2.25
6198838002      199,920.00      199,920.00   Purchase    Standard       250,000.00     1/1/2009     12.25    2.25      2       2.25
6204574419      350,000.00      350,000.00   R/T Refi    Stated         438,000.00    12/1/2008     12.25    2.25      2       2.25
6206895325      224,000.00      224,000.00   Purchase    Standard       280,000.00    12/1/2008    12.625    2.25      2       2.25
6214273218      190,000.00      190,000.00   C/O Refi    Stated         280,000.00     1/1/2009     12.75    2.25      2       2.25
6269135957       95,920.00       95,920.00   Purchase    Standard       119,990.00     1/1/2009     12.25    2.25      2       2.25
6275785175      456,200.00      456,200.00   Purchase    Standard       580,000.00    12/1/2008    11.375    2.25      2       2.25
6277376643      316,000.00      316,000.00   Purchase    Stated         502,000.00    12/1/2008    11.875    2.25      2       2.25
6301811730      344,000.00      344,000.00   Purchase    Standard       432,000.00    12/1/2008      12.5    2.25      2       2.25
6317896691      708,550.00      708,550.00   Purchase    Stated       1,240,000.00    12/1/2008        12    2.25      2       2.25
6322329035      592,500.00      592,500.00   Purchase    Stated         809,200.00    12/1/2008      12.5    2.25      2       2.25
6334099592      125,600.00      125,497.05   Purchase    Standard       159,000.00     1/1/2009        13    2.25      2       2.25
6341134481      113,144.00      112,923.49   Purchase    Standard       142,000.00    12/1/2008    12.125    2.25      2       2.25
6352789488      296,000.00      293,010.04   R/T Refi    Stated         370,000.00     1/1/2009    12.375    2.25      2       2.25
6356132081      344,000.00      344,000.00   C/O Refi    Stated         550,000.00    12/1/2008    11.875    2.25      2       2.25
6361254292      351,360.00      351,360.00   Purchase    Stated         440,000.00    12/1/2008    11.625    2.25      2       2.25
6382326863      493,000.00      493,000.00   R/T Refi    Stated         750,000.00    12/1/2008        12    2.25      2       2.25
6384436314      205,640.00      205,640.00   Purchase    Standard       260,000.00    12/1/2008      12.5    2.25      2       2.25
6386827239      169,600.00      169,307.92   Purchase    Standard       212,000.00    12/1/2008     11.75    2.25      2       2.25
6400532567      126,000.00      126,000.00   Purchase    Standard       157,500.00     1/1/2009    11.625    2.25      2       2.25
6400878564      391,200.00      391,200.00   Purchase    Standard       500,000.00     1/1/2009        12    2.25      2       2.25
6410281734      600,000.00      600,000.00   Purchase    Stated       1,793,000.00     1/1/2009        12    2.25      2       2.25
6421992147      452,000.00      452,000.00   Purchase    Stated         590,000.00    12/1/2008     11.75    2.25      2       2.25
6431684171      244,000.00      243,999.47   Purchase    Standard       305,000.00    12/1/2008        12    2.25      2       2.25
6440105044      375,000.00      375,000.00   R/T Refi    Stated         705,000.00    12/1/2008    12.375    2.25      2       2.25
6458489942      208,000.00      208,000.00   Purchase    Standard       260,000.00    12/1/2008    12.625    2.25      2       2.25
6463209939      164,000.00      164,000.00   Purchase    Standard       205,000.00     1/1/2009        11    2.25      2       2.25
6491832652       48,000.00       48,000.00   Purchase    Standard        90,000.00     1/1/2009     12.25    2.25      2       2.25
6492410169      136,000.00      136,000.00   Purchase    Standard       170,000.00    11/1/2008    11.875    2.25      2       2.25
6494156810      360,000.00      360,000.00   C/O Refi    Stated         450,000.00     1/1/2009      12.5    2.25      2       2.25
6523102397      136,800.00      136,800.00   Purchase    Standard       172,000.00     1/1/2009      12.5    2.25      2       2.25
6525272289      272,970.00      272,970.00   Purchase    Standard       615,000.00     1/1/2009     12.75    2.25      2       2.25
6528221564      150,880.00      150,880.00   Purchase    Standard       190,000.00     1/1/2009     12.25    2.25      2       2.25
6538090850      101,560.00      101,560.00   Purchase    Standard       132,000.00     1/1/2009      11.5    2.25      2       2.25
6541019839      716,453.00      716,453.00   Purchase    Standard       895,566.00     1/1/2009      12.5    2.25      2       2.25
6548434965      201,000.00      201,000.00   R/T Refi    Stated         278,000.00     1/1/2009     12.25    2.25      2       2.25
6567677171      206,000.00      206,000.00   Purchase    Standard       265,000.00     1/1/2009    12.875    2.25      2       2.25
6568510579       56,000.00       55,893.44   Purchase    Standard        72,000.00    12/1/2008     12.25    2.25      2       2.25
6577901611      320,000.00      320,000.00   Purchase    Standard       400,000.00    12/1/2008    12.375    2.25      2       2.25
6589150983      354,192.00      354,192.00   Purchase    Standard       470,000.00    12/1/2008     12.75    2.25      2       2.25
6605108585      421,746.00      421,746.00   Purchase    Standard       540,000.00    12/1/2008    13.125    2.25      2       2.25
6629957728      164,000.00      163,862.21   Purchase    Standard       205,000.00     1/1/2009    12.875    2.25      2       2.25
6636752815      344,000.00      344,000.00   Purchase    Standard       430,000.00     1/1/2009      11.5    2.25      2       2.25
6647778734      600,000.00      600,000.00   Purchase    Stated       1,100,000.00     1/1/2009      11.5    2.25      2       2.25
6648548011      364,000.00      364,000.00   Purchase    Standard       455,000.00    12/1/2008    12.125    2.25      2       2.25
6676113480      200,000.00      200,000.00   C/O Refi    Stated         259,000.00     1/1/2009     12.25    2.25      2       2.25
6694223816      366,600.00      366,600.00   Purchase    Standard       460,000.00    12/1/2008    11.625    2.25      2       2.25
6698725816      329,700.00      329,700.00   Purchase    Stated         415,000.00    12/1/2008    11.875    2.25      2       2.25
6699862246      668,000.00      668,000.00   Purchase    Stated         835,000.00    12/1/2008      12.5    2.25      2       2.25
6712946737      263,200.00      263,200.00   Purchase    Standard       329,000.00    12/1/2008    12.375    2.25      2       2.25
6724909103      452,000.00      451,958.19   Purchase    Standard       565,000.00     1/1/2009    12.375    2.25      2       2.25
6730089353       82,400.00       82,312.09   Purchase    Standard       103,000.00     1/1/2009      12.5    2.25      2       2.25
6736934743      375,000.00      375,000.00   Purchase    Stated         550,000.00    12/1/2008      12.5    2.25      2       2.25
6745441698      169,600.00      169,435.16   Purchase    Standard       213,000.00     1/1/2009    12.125    2.25      2       2.25
6760151974      327,000.00      327,000.00   C/O Refi    Stated         690,000.00    12/1/2008    12.375    2.25      2       2.25
6760541646      276,000.00      276,000.00   Purchase    Standard       345,000.00     1/1/2009      12.5    2.25      2       2.25
6763639538      544,325.00      544,324.58   Purchase    Stated         682,000.00    12/1/2008        12    2.25      2       2.25
6764423031      112,000.00      112,000.00   Purchase    Standard       155,000.00    12/1/2008     12.75    2.25      2       2.25
6825247015      142,000.00      142,000.00   R/T Refi    Stated         184,000.00     1/1/2009     12.25    2.25      2       2.25
6843974608      140,000.00      139,719.08   Purchase    Standard       192,000.00    12/1/2008      13.5    2.25      2       2.25
6872259426       91,500.00       91,294.46   R/T Refi    Standard       116,500.00    12/1/2008    11.375    2.25      2       2.25
6887113634      240,720.00      240,720.00   Purchase    Standard       303,000.00    12/1/2008     12.25    2.25      2       2.25
6892879021      490,000.00      490,000.00   C/O Refi    Stated         895,000.00    12/1/2008     11.75    2.25      2       2.25
6897339237      207,200.00      207,200.00   Purchase    Standard       260,000.00     1/1/2009     12.25    2.25      2       2.25
6917261502      192,000.00      192,000.00   Purchase    Standard       262,000.00     1/1/2009    11.375    2.25      2       2.25
6944396115    1,133,325.00    1,133,325.00   Purchase    Stated       1,575,000.00     1/1/2009        12    2.25      2       2.25
6945846373      129,600.00      129,600.00   Purchase    Standard       164,000.00    12/1/2008     12.25    2.25      2       2.25
6957534891      277,200.00      277,200.00   Purchase    Standard       347,000.00     1/1/2009        12    2.25      2       2.25
6973345702      159,920.00      159,607.26   Purchase    Standard       200,000.00    12/1/2008    12.125    2.25      2       2.25
6976274230      300,000.00      300,000.00   Purchase    Standard       375,000.00    12/1/2008     12.75    2.25      2       2.25

LOANID        INDEX               ODATE

6000403219    12 MO LIBOR          12/6/2005
6024179407    12 MO LIBOR         12/27/2005
6026682382    12 MO LIBOR         11/23/2005
6027249249    12 MO LIBOR          12/1/2005
6041078368    12 MO LIBOR         12/15/2005
6079230592    12 MO LIBOR         11/30/2005
6079906126    12 MO LIBOR         12/16/2005
6080235085    12 MO LIBOR         12/12/2005
6090605103    12 MO LIBOR          12/9/2005
6103497142    12 MO LIBOR         12/12/2005
6118650040    12 MO LIBOR          12/7/2005
6121008087    12 MO LIBOR         11/21/2005
6139731563    12 MO LIBOR         10/28/2005
6140562452    12 MO LIBOR         12/19/2005
6149575323    12 MO LIBOR         11/30/2005
6151223887    12 MO LIBOR         11/21/2005
6156017052    12 MO LIBOR          12/9/2005
6162702093    12 MO LIBOR          12/1/2005
6164157460    12 MO LIBOR         11/21/2005
6174213725    12 MO LIBOR         11/18/2005
6177318471    12 MO LIBOR         11/22/2005
6183472163    12 MO LIBOR         12/22/2005
6191506234    12 MO LIBOR         12/12/2005
6198838002    12 MO LIBOR         12/20/2005
6204574419    12 MO LIBOR          11/9/2005
6206895325    12 MO LIBOR         11/29/2005
6214273218    12 MO LIBOR          12/5/2005
6269135957    12 MO LIBOR          12/6/2005
6275785175    12 MO LIBOR          11/7/2005
6277376643    12 MO LIBOR         11/23/2005
6301811730    12 MO LIBOR         11/23/2005
6317896691    12 MO LIBOR         11/30/2005
6322329035    12 MO LIBOR          12/5/2005
6334099592    12 MO LIBOR         12/20/2005
6341134481    12 MO LIBOR         11/23/2005
6352789488    12 MO LIBOR         12/12/2005
6356132081    12 MO LIBOR         11/14/2005
6361254292    12 MO LIBOR          11/8/2005
6382326863    12 MO LIBOR         11/21/2005
6384436314    12 MO LIBOR         11/29/2005
6386827239    12 MO LIBOR          11/4/2005
6400532567    12 MO LIBOR          12/5/2005
6400878564    12 MO LIBOR         12/19/2005
6410281734    12 MO LIBOR          12/5/2005
6421992147    12 MO LIBOR         11/28/2005
6431684171    12 MO LIBOR         11/14/2005
6440105044    12 MO LIBOR         11/16/2005
6458489942    12 MO LIBOR         11/30/2005
6463209939    12 MO LIBOR         12/13/2005
6491832652    12 MO LIBOR          12/6/2005
6492410169    12 MO LIBOR          11/3/2005
6494156810    12 MO LIBOR          12/9/2005
6523102397    12 MO LIBOR          12/9/2005
6525272289    12 MO LIBOR         12/21/2005
6528221564    12 MO LIBOR         12/16/2005
6538090850    12 MO LIBOR          12/8/2005
6541019839    12 MO LIBOR         12/12/2005
6548434965    12 MO LIBOR         12/15/2005
6567677171    12 MO LIBOR         12/13/2005
6568510579    12 MO LIBOR          12/5/2005
6577901611    12 MO LIBOR         11/21/2005
6589150983    12 MO LIBOR         11/30/2005
6605108585    12 MO LIBOR         11/29/2005
6629957728    12 MO LIBOR          12/7/2005
6636752815    12 MO LIBOR         12/16/2005
6647778734    12 MO LIBOR          12/7/2005
6648548011    12 MO LIBOR         11/23/2005
6676113480    12 MO LIBOR          12/8/2005
6694223816    12 MO LIBOR          11/8/2005
6698725816    12 MO LIBOR          11/2/2005
6699862246    12 MO LIBOR         11/17/2005
6712946737    12 MO LIBOR          11/9/2005
6724909103    12 MO LIBOR          12/9/2005
6730089353    12 MO LIBOR         12/15/2005
6736934743    12 MO LIBOR         11/23/2005
6745441698    12 MO LIBOR         12/20/2005
6760151974    12 MO LIBOR         11/21/2005
6760541646    12 MO LIBOR         12/16/2005
6763639538    12 MO LIBOR         11/25/2005
6764423031    12 MO LIBOR         11/14/2005
6825247015    12 MO LIBOR          12/2/2005
6843974608    12 MO LIBOR         11/29/2005
6872259426    12 MO LIBOR         11/29/2005
6887113634    12 MO LIBOR         11/22/2005
6892879021    12 MO LIBOR          11/7/2005
6897339237    12 MO LIBOR          12/9/2005
6917261502    12 MO LIBOR         12/14/2005
6944396115    12 MO LIBOR          12/1/2005
6945846373    12 MO LIBOR          12/1/2005
6957534891    12 MO LIBOR          12/2/2005
6973345702    12 MO LIBOR         11/15/2005
6976274230    12 MO LIBOR         11/30/2005

                                   EXHIBIT D-5
                       LOAN GROUP 5 MORTGAGE LOAN SCHEDULE

                                      D-5-1

LOANID       OCC         PROPTYPE    OTERM   CORTERM   OLTV     RATE    FPDATE      NDDATE     S_MATDATE   PANDI      PTDATE
------------------------------------------------------------------------------------------------------------------------------

6025643104   Primary     SFR           360       357      80    6.125   12/1/2005   2/1/2006   11/1/2035   2,858.33   1/1/2006
6053065105   Primary     SFR           360       357      80     5.75   12/1/2005   2/1/2006   11/1/2035   1,330.55   1/1/2006
6160066202   Primary     SFR           360       357      80    5.875   12/1/2005   2/1/2006   11/1/2035     998.75   1/1/2006
6215672467   Secondary   SFR           360       357      75        6   12/1/2005   2/1/2006   11/1/2035   1,125.00   1/1/2006
6281943065   Primary     SFR           360       357      80     5.75   12/1/2005   2/1/2006   11/1/2035   2,219.50   1/1/2006
6460499459   Primary     SFR           360       357      80    5.125   12/1/2005   2/1/2006   11/1/2035     922.16   1/1/2006
6326862221   Primary     SFR           360       356      70      5.5   11/1/2005   2/1/2006   10/1/2035   1,764.58   1/1/2006
6543028143   Primary     Condo         360       357      80     5.25   12/1/2005   2/1/2006   11/1/2035   1,676.50   1/1/2006
6884003523   Investor    Condo         360       357      80    6.625   12/1/2005   2/1/2006   11/1/2035   1,417.86   1/1/2006
6001993507   Primary     SFR           360       359   70.59     6.75    2/1/2006   2/1/2006    1/1/2036   1,556.64   2/1/2006
6002723192   Primary     Condo         360       359      80        6    2/1/2006   3/1/2006    1/1/2036      926.8   2/1/2006
6004938046   Primary     Condo         360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035     652.17   1/1/2006
6007073064   Primary     Condo         360       359      80      5.5    2/1/2006   3/1/2006    1/1/2036     817.39   2/1/2006
6007523837   Primary     PUD           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036   1,006.25   2/1/2006
6010561824   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006   12/1/2035   1,031.65   2/1/2006
6011928493   Primary     PUD           360       358      80    4.875    1/1/2006   2/1/2006   12/1/2035   1,215.98   1/1/2006
6013466781   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035     906.64   1/1/2006
6013677577   Primary     Condo         360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,848.75   2/1/2006
6014201344   Primary     SFR           360       358      70    5.625    1/1/2006   2/1/2006   12/1/2035   2,542.97   1/1/2006
6017701720   Primary     PUD           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   1,312.50   1/1/2006
6022447038   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,572.50   2/1/2006
6026179470   Primary     Condo         360       358   68.09    6.625    1/1/2006   3/1/2006   12/1/2035   1,024.50   2/1/2006
6029150692   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036   1,845.64   2/1/2006
6030830142   Primary     SFR           360       359      75     6.25    2/1/2006   3/1/2006    1/1/2036   2,578.12   2/1/2006
6030951203   Primary     SFR           360       359      80        6    2/1/2006   3/1/2006    1/1/2036      627.6   2/1/2006
6031269464   Secondary   Condo         360       358      80     6.75    1/1/2006   2/1/2006   12/1/2035   1,462.50   1/1/2006
6032592690   Primary     Condo         360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035   1,028.24   1/1/2006
6032616747   Primary     Condo         360       358      80    6.125    1/1/2006   3/1/2006   12/1/2035   1,555.34   2/1/2006
6035910485   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035     569.87   1/1/2006
6038573371   Primary     SFR           360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035     617.77   1/1/2006
6039694218   Primary     SFR           360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   1,254.33   2/1/2006
6040674753   Primary     Condo         360       359      80     6.25    2/1/2006   3/1/2006    1/1/2036   1,457.92   2/1/2006
6042575297   Primary     SFR           360       358   60.72     6.25    1/1/2006   2/1/2006   12/1/2035   1,666.67   1/1/2006
6044303268   Primary     Condo         360       359      80      5.5    2/1/2006   3/1/2006    1/1/2036     999.31   2/1/2006
6045076608   Primary     SFR           360       359      70    6.875    2/1/2006   2/1/2006    1/1/2036   5,414.06   2/1/2006
6048463555   Primary     Condo         360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,144.29   2/1/2006
6048646589   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,527.88   2/1/2006
6052764401   Primary     SFR           360       359   75.92    5.875    2/1/2006   2/1/2006    1/1/2036     947.83   2/1/2006
6054203937   Primary     Condo         360       358   52.94     6.25    1/1/2006   2/1/2006   12/1/2035      937.5   1/1/2006
6055311879   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036   1,223.09   2/1/2006
6055352378   Primary     SFR           360       359      90     6.25    2/1/2006   2/1/2006    1/1/2036   1,208.04   2/1/2006
6056482166   Primary     SFR           360       359   49.84     6.25    2/1/2006   2/1/2006    1/1/2036      812.5   2/1/2006
6056960823   Primary     SFR           360       358      80    6.375    1/1/2006   3/1/2006   12/1/2035     763.12   2/1/2006
6057240217   Primary     SFR           360       358      75    6.125    1/1/2006   3/1/2006   12/1/2035   2,622.27   2/1/2006
6064733469   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   1,755.54   1/1/2006
6065168152   Primary     SFR           360       359   59.41      6.5    2/1/2006   3/1/2006    1/1/2036   2,735.42   2/1/2006
6066971158   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   1,749.92   1/1/2006
6066996916   Primary     Townhouse     360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035     481.76   1/1/2006
6068546362   Primary     SFR           360       359      80    5.875    2/1/2006   3/1/2006    1/1/2036   2,129.54   2/1/2006
6068618435   Primary     PUD           360       359      80        6    2/1/2006   2/1/2006    1/1/2036   2,261.90   2/1/2006
6068938122   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     910.18   2/1/2006
6069344635   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   2,031.85   2/1/2006
6072032458   Primary     PUD           360       359      95    7.375    2/1/2006   2/1/2006    1/1/2036   2,790.82   2/1/2006
6077121645   Primary     Condo         360       358   79.93    6.375    1/1/2006   2/1/2006   12/1/2035     570.67   1/1/2006
6082094910   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035     877.85   1/1/2006
6082476554   Primary     SFR           360       359   79.82    5.875    2/1/2006   3/1/2006    1/1/2036   1,606.03   2/1/2006
6083690369   Primary     PUD           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   1,746.84   1/1/2006
6085912423   Primary     Condo         360       359      80    5.125    2/1/2006   3/1/2006    1/1/2036   1,281.25   2/1/2006
6086576979   Primary     PUD           360       359      65    6.375    2/1/2006   2/1/2006    1/1/2036   2,769.41   2/1/2006
6088133993   Secondary   PUD           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   2,551.97   1/1/2006
6089270521   Secondary   SFR           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036     870.38   2/1/2006
6090847408   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035     695.27   1/1/2006
6096944431   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,907.54   1/1/2006
6096954596   Primary     PUD           360       359      65     6.75    2/1/2006   2/1/2006    1/1/2036   4,146.19   2/1/2006
6097261017   Secondary   PUD           360       359   63.83        6    2/1/2006   2/1/2006    1/1/2036   1,500.00   2/1/2006
6099116789   Primary     SFR           360       359   61.54    6.125    2/1/2006   2/1/2006    1/1/2036   2,041.67   2/1/2006
6103819337   Primary     SFR           360       359      80    6.625    2/1/2006   3/1/2006    1/1/2036   3,636.97   2/1/2006
6106025858   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,277.73   1/1/2006
6106094904   Primary     PUD           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036      655.9   2/1/2006
6108471134   Primary     PUD           360       359   79.45        6    2/1/2006   2/1/2006    1/1/2036   2,185.00   2/1/2006
6113269341   Secondary   Condo         360       358      77     6.75    1/1/2006   2/1/2006   12/1/2035   2,497.11   1/1/2006
6116697399   Primary     Condo         360       357      80        6   12/1/2005   2/1/2006   11/1/2035   1,256.00   1/1/2006
6122429696   Primary     SFR           360       359   58.31    6.125    2/1/2006   2/1/2006    1/1/2036   1,235.21   2/1/2006
6125142866   Primary     Condo         360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,464.83   1/1/2006
6127027487   Primary     SFR           360       358   79.79    6.125    1/1/2006   2/1/2006   12/1/2035   2,339.31   1/1/2006
6137336126   Secondary   Condo         360       358      75     6.25    1/1/2006   2/1/2006   12/1/2035   2,812.50   1/1/2006
6139889726   Primary     Condo         360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   1,841.75   2/1/2006
6140274397   Primary     Townhouse     360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   1,331.25   2/1/2006
6142051736   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   1,175.00   2/1/2006
6142905261   Primary     SFR           360       358   79.26        6    1/1/2006   3/1/2006   12/1/2035   1,031.23   2/1/2006
6143096078   Primary     Condo         360       359      80        6    2/1/2006   3/1/2006    1/1/2036     488.52   2/1/2006
6146539488   Primary     PUD           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   1,666.27   1/1/2006
6150695150   Primary     SFR           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035   2,053.33   1/1/2006
6153582199   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036        580   2/1/2006
6155788026   Primary     Condo         360       359   72.29     6.75    2/1/2006   2/1/2006    1/1/2036   1,945.80   2/1/2006
6159115051   Primary     SFR           360       358      50      6.5    1/1/2006   2/1/2006   12/1/2035   4,604.17   1/1/2006
6159499737   Primary     PUD           360       358      80     6.75    1/1/2006   2/1/2006   12/1/2035   2,564.78   1/1/2006
6159979134   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,991.57   1/1/2006
6160578487   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035        780   1/1/2006
6168488655   Investor    Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036     867.15   2/1/2006
6174321429   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,351.58   2/1/2006
6175411351   Primary     SFR           360       359      80      5.5    2/1/2006   2/1/2006    1/1/2036   1,008.33   2/1/2006
6176575204   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036     714.85   2/1/2006
6178706948   Primary     PUD           360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036   1,822.64   2/1/2006
6179324766   Primary     Condo         360       359      80      6.5    2/1/2006   3/1/2006    1/1/2036     790.83   2/1/2006
6181265908   Primary     PUD           360       358      80     5.25    1/1/2006   2/1/2006   12/1/2035        735   1/1/2006
6183716098   Primary     SFR           360       359      75     6.25    2/1/2006   2/1/2006    1/1/2036   1,570.08   2/1/2006
6185537336   Secondary   Condo         360       359      70    6.875    2/1/2006   2/1/2006    1/1/2036   1,423.70   2/1/2006
6186406564   Primary     Townhouse     360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035     615.72   2/1/2006
6186558455   Primary     Condo         360       358      80      5.5    1/1/2006   3/1/2006   12/1/2035   1,796.30   2/1/2006
6188136177   Secondary   PUD           360       359   79.55    5.875    2/1/2006   2/1/2006    1/1/2036      917.6   2/1/2006
6198863760   Secondary   Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,182.48   2/1/2006
6200679196   Primary     Condo         360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035   1,354.50   1/1/2006
6203262560   Primary     SFR           360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035   1,496.25   1/1/2006
6206630672   Primary     PUD           360       358      80    5.625    1/1/2006   3/1/2006   12/1/2035   1,034.63   2/1/2006
6208089844   Primary     PUD           360       357      80    5.375   12/1/2005   2/1/2006   11/1/2035   1,055.01   1/1/2006
6209607875   Secondary   PUD           360       358      80    6.625    1/1/2006   2/1/2006   12/1/2035   1,255.01   1/1/2006
6210260300   Primary     SFR           360       358      80        6    1/1/2006   3/1/2006   12/1/2035        440   2/1/2006
6214206580   Investor    SFR           360       359   49.21    7.125    2/1/2006   3/1/2006    1/1/2036   1,001.15   2/1/2006
6216246188   Primary     PUD           360       358      70     6.25    1/1/2006   2/1/2006   12/1/2035   1,407.29   1/1/2006
6216448792   Primary     SFR           360       359   70.86    7.375    2/1/2006   3/1/2006    1/1/2036   2,275.78   2/1/2006
6223260487   Primary     Condo         360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036   1,457.92   2/1/2006
6224623030   Secondary   PUD           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,313.86   2/1/2006
6225176376   Primary     SFR           360       359   30.51      6.5    2/1/2006   3/1/2006    1/1/2036     568.87   2/1/2006
6225243432   Primary     Condo         360       358      80    6.875    1/1/2006   2/1/2006   12/1/2035   1,122.92   1/1/2006
6225825931   Primary     SFR           360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   1,767.55   2/1/2006
6226466040   Primary     SFR           360       358   54.78      6.5    1/1/2006   2/1/2006   12/1/2035   2,329.17   1/1/2006
6229216046   Primary     SFR           360       358   79.13        6    1/1/2006   3/1/2006   12/1/2035     454.63   2/1/2006
6229873200   Primary     Townhouse     360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,943.14   2/1/2006
6232950789   Primary     PUD           360       359      80        6    2/1/2006   2/1/2006    1/1/2036        696   2/1/2006
6233697116   Primary     SFR           360       359   59.66    5.625    2/1/2006   2/1/2006    1/1/2036   2,627.28   2/1/2006
6247877662   Primary     SFR           360       358   64.14    5.875    1/1/2006   2/1/2006   12/1/2035   4,631.46   1/1/2006
6248127653   Primary     Condo         360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035      768.6   1/1/2006
6249152510   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036   1,180.00   2/1/2006
6251036486   Primary     PUD           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036   3,637.83   2/1/2006
6253501685   Primary     SFR           360       359      80     6.75    2/1/2006   2/1/2006    1/1/2036      390.6   2/1/2006
6253685520   Investor    Condo         360       359   46.74    6.625    2/1/2006   2/1/2006    1/1/2036   1,225.62   2/1/2006
6253877713   Primary     Condo         360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036   1,402.46   2/1/2006
6257345725   Primary     PUD           360       359      80      6.5    2/1/2006   3/1/2006    1/1/2036      739.7   2/1/2006
6260258816   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036     791.84   2/1/2006
6266118527   Investor    2-Family      360       358      75     5.75    1/1/2006   2/1/2006   12/1/2035     196.96   1/1/2006
6266623955   Primary     Townhouse     360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036   1,538.33   2/1/2006
6268524284   Primary     SFR           360       359      80        7    2/1/2006   2/1/2006    1/1/2036        700   2/1/2006
6270377192   Investor    SFR           360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036   1,130.64   2/1/2006
6277029788   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036        775   2/1/2006
6277650948   Primary     PUD           360       358      70        6    1/1/2006   2/1/2006   12/1/2035   2,869.65   1/1/2006
6277998602   Investor    Condo         360       358      75    6.875    1/1/2006   2/1/2006   12/1/2035     812.76   1/1/2006
6278215220   Primary     SFR           360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036   2,002.50   2/1/2006
6280740603   Primary     PUD           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   1,310.75   1/1/2006
6281514932   Primary     SFR           360       358      80     6.75    1/1/2006   2/1/2006   12/1/2035      517.5   1/1/2006
6282543518   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035     589.62   1/1/2006
6284123368   Primary     Condo         360       359      80        6    2/1/2006   2/1/2006    1/1/2036      727.6   2/1/2006
6290525614   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036   1,791.67   2/1/2006
6291729157   Primary     Condo         360       358   79.99    6.625    1/1/2006   2/1/2006   12/1/2035     726.76   1/1/2006
6292271522   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036     804.42   2/1/2006
6294456865   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035     812.58   1/1/2006
6295643784   Primary     PUD           360       359      80      5.5    2/1/2006   3/1/2006    1/1/2036   2,134.95   2/1/2006
6295742842   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036   1,274.58   2/1/2006
6296326348   Primary     SFR           360       358      80     5.25    1/1/2006   2/1/2006   12/1/2035     583.72   1/1/2006
6301699580   Primary     SFR           360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   1,642.50   2/1/2006
6302430217   Primary     Condo         360       358   79.92     6.25    1/1/2006   3/1/2006   12/1/2035     518.23   2/1/2006
6302914954   Investor    SFR           360       358      80    6.625    1/1/2006   2/1/2006   12/1/2035     947.67   1/1/2006
6304941880   Primary     SFR           360       358      80     4.75    1/1/2006   3/1/2006   12/1/2035   2,279.65   2/1/2006
6307834231   Secondary   Condo         360       358      75      6.5    1/1/2006   2/1/2006   12/1/2035   1,170.44   1/1/2006
6310715922   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006   12/1/2035   1,031.65   2/1/2006
6310948101   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   3,940.00   1/1/2006
6313116698   Primary     PUD           360       359      80    5.875    2/1/2006   3/1/2006    1/1/2036   1,135.83   2/1/2006
6313645142   Primary     Condo         360       358   79.86     5.75    1/1/2006   2/1/2006   12/1/2035     881.67   1/1/2006
6315131356   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   2,125.00   2/1/2006
6315370905   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   2,051.30   2/1/2006
6316888384   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     783.77   2/1/2006
6319723679   Primary     Condo         360       358      80     6.75    1/1/2006   3/1/2006   12/1/2035   1,530.00   2/1/2006
6321229020   Primary     SFR           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035     726.77   1/1/2006
6322837136   Primary     SFR           360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035   2,396.68   1/1/2006
6324099032   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036   1,660.42   2/1/2006
6324181624   Primary     SFR           360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035   1,635.35   2/1/2006
6324462453   Primary     SFR           360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   3,937.50   2/1/2006
6328315962   Secondary   Condo         360       359      75      6.5    2/1/2006   3/1/2006    1/1/2036   1,157.81   2/1/2006
6329091265   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   1,796.67   2/1/2006
6332933313   Secondary   SFR           360       359      80        7    2/1/2006   2/1/2006    1/1/2036   1,473.24   2/1/2006
6333364427   Primary     PUD           360       358      70    6.375    1/1/2006   3/1/2006   12/1/2035   2,562.22   2/1/2006
6334061253   Primary     Condo         360       358      80        5    1/1/2006   3/1/2006   12/1/2035        950   2/1/2006
6334634489   Primary     PUD           360       358      80    5.125    1/1/2006   4/1/2006   12/1/2035   1,876.24   3/1/2006
6335614944   Secondary   SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036     958.33   2/1/2006
6339975085   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035     930.21   1/1/2006
6341707740   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036     691.02   2/1/2006
6342157358   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,150.25   1/1/2006
6349696960   Primary     SFR           360       359      75     5.75    2/1/2006   2/1/2006    1/1/2036   6,253.13   2/1/2006
6350192818   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036        603   2/1/2006
6352661778   Primary     SFR           360       359   43.14     6.25    2/1/2006   2/1/2006    1/1/2036     916.67   2/1/2006
6355796662   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,702.50   1/1/2006
6356073640   Primary     PUD           360       359   62.93        6    2/1/2006   2/1/2006    1/1/2036   1,782.24   2/1/2006
6360694589   Primary     PUD           360       358      80    6.625    1/1/2006   3/1/2006   12/1/2035   1,302.92   2/1/2006
6361301226   Primary     SFR           360       359      80      5.5    2/1/2006   3/1/2006    1/1/2036      687.5   2/1/2006
6365150983   Primary     SFR           360       359      80      5.5    2/1/2006   2/1/2006    1/1/2036     876.22   2/1/2006
6372052396   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006    1/1/2036     916.17   2/1/2006
6372150984   Primary     Condo         360       358      80    4.875    1/1/2006   2/1/2006   12/1/2035      851.5   1/1/2006
6373179941   Primary     SFR           360       359   67.69     6.75    2/1/2006   3/1/2006    1/1/2036   1,485.00   2/1/2006
6375507180   Secondary   Townhouse     360       358      75     6.25    1/1/2006   2/1/2006   12/1/2035     859.37   1/1/2006
6378837527   Primary     PUD           360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035     707.71   1/1/2006
6380778263   Primary     SFR           360       358      80    6.125    1/1/2006   3/1/2006   12/1/2035        980   2/1/2006
6381149175   Primary     Condo         360       359      80      6.5    2/1/2006   3/1/2006    1/1/2036   2,036.67   2/1/2006
6387367888   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   2,146.25   2/1/2006
6389640084   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035     920.84   1/1/2006
6390393707   Investor    PUD           360       359      75    6.125    2/1/2006   2/1/2006    1/1/2036     724.58   2/1/2006
6393589848   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006   12/1/2035      531.6   1/1/2006
6394953555   Primary     Condo         360       358      80        6    1/1/2006   2/1/2006   12/1/2035     659.51   1/1/2006
6399274338   Primary     PUD           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     896.95   2/1/2006
6403236638   Primary     Condo         360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   1,510.83   2/1/2006
6404966522   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,606.34   1/1/2006
6408285952   Primary     PUD           360       358      80    6.375    1/1/2006   3/1/2006   12/1/2035        935   2/1/2006
6409213284   Investor    SFR           360       358   69.57      6.5    1/1/2006   2/1/2006   12/1/2035   2,528.28   1/1/2006
6409781603   Primary     PUD           360       359    62.8     6.25    2/1/2006   2/1/2006    1/1/2036   3,385.42   2/1/2006
6410615956   Primary     SFR           360       358   74.81      6.5    1/1/2006   2/1/2006   12/1/2035   1,053.54   1/1/2006
6410718396   Secondary   SFR           360       358   74.94    6.625    1/1/2006   2/1/2006   12/1/2035   5,320.70   1/1/2006
6416731492   Primary     Condo         360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035      547.5   1/1/2006
6425443709   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036     738.87   2/1/2006
6425995666   Primary     PUD           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   2,097.71   2/1/2006
6426243793   Primary     Condo         360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036     460.53   2/1/2006
6427028458   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,527.50   1/1/2006
6427317281   Investor    SFR           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,839.41   2/1/2006
6429761023   Primary     SFR           360       358   49.72    6.375    1/1/2006   2/1/2006   12/1/2035   2,483.06   1/1/2006
6431385480   Primary     SFR           360       359   57.61     5.75    2/1/2006   3/1/2006    1/1/2036   4,480.21   2/1/2006
6433809438   Primary     PUD           360       359      80        6    2/1/2006   3/1/2006    1/1/2036   1,739.60   2/1/2006
6435436974   Investor    Condo         360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     657.36   2/1/2006
6440536552   Investor    2-Family      360       358      75    7.375    1/1/2006   2/1/2006   12/1/2035   1,217.32   1/1/2006
6441168322   Primary     SFR           360       358      80     6.75    1/1/2006   3/1/2006   12/1/2035   2,283.07   2/1/2006
6444133059   Primary     PUD           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   2,051.05   1/1/2006
6456415048   Secondary   Condo         360       358   64.68    5.625    1/1/2006   2/1/2006   12/1/2035   5,985.94   1/1/2006
6456638375   Primary     SFR           360       359   44.36    5.875    2/1/2006   3/1/2006    1/1/2036   1,259.70   2/1/2006
6458382048   Primary     SFR           360       358   26.93    5.875    1/1/2006   2/1/2006   12/1/2035     414.08   1/1/2006
6460236182   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   2,654.17   1/1/2006
6461742444   Secondary   SFR           360       359   49.12    6.625    2/1/2006   2/1/2006    1/1/2036   4,482.18   2/1/2006
6462058790   Primary     SFR           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035   2,181.67   1/1/2006
6462252161   Primary     SFR           360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035     854.17   2/1/2006
6463476140   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,636.25   2/1/2006
6467012578   Primary     PUD           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   1,980.42   2/1/2006
6469488628   Secondary   Condo         360       359   78.56      6.5    2/1/2006   3/1/2006    1/1/2036     654.88   2/1/2006
6471603107   Primary     SFR           360       358      80    6.375    1/1/2006   3/1/2006   12/1/2035     658.81   2/1/2006
6472887063   Secondary   SFR           360       359      80        6    2/1/2006   3/1/2006    1/1/2036     287.79   2/1/2006
6473216023   Primary     SFR           360       358      80    6.125    1/1/2006   3/1/2006   12/1/2035   1,085.44   2/1/2006
6473302278   Primary     PUD           360       359      80    5.875    2/1/2006   3/1/2006    1/1/2036   1,214.17   2/1/2006
6473584230   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036   1,200.00   2/1/2006
6473643879   Secondary   SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036   6,979.17   2/1/2006
6473918768   Secondary   SFR           360       356      70      5.5   11/1/2005   2/1/2006   10/1/2035     545.26   1/1/2006
6475321888   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036     558.07   2/1/2006
6477546300   Investor    SFR           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,996.54   2/1/2006
6478023358   Primary     Condo         360       358   79.38     6.25    1/1/2006   2/1/2006   12/1/2035   1,984.37   1/1/2006
6478548933   Primary     PUD           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035     781.28   1/1/2006
6481161005   Primary     PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   3,776.00   1/1/2006
6486041939   Primary     Condo         360       358      80     5.75    1/1/2006   3/1/2006   12/1/2035   1,111.67   2/1/2006
6487241918   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035     732.17   1/1/2006
6489909116   Primary     SFR           360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   1,792.88   2/1/2006
6494954073   Secondary   Condo         360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,297.16   2/1/2006
6494958868   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,533.86   1/1/2006
6495179316   Primary     PUD           360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   1,381.58   2/1/2006
6504743482   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006    1/1/2036   1,377.24   2/1/2006
6514972519   Primary     SFR           360       359   78.74    6.125    2/1/2006   2/1/2006    1/1/2036   2,552.08   2/1/2006
6518104911   Primary     Condo         360       358      80    6.875    1/1/2006   3/1/2006   12/1/2035   1,420.38   2/1/2006
6520573863   Primary     PUD           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035     697.96   1/1/2006
6520781631   Primary     Condo         360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035   1,054.17   1/1/2006
6520816395   Primary     SFR           360       358   69.77      6.5    1/1/2006   2/1/2006   12/1/2035   3,250.00   1/1/2006
6520859015   Investor    SFR           360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035     713.74   2/1/2006
6521084407   Primary     PUD           360       359      80     5.75    2/1/2006   2/1/2006    1/1/2036   2,579.83   2/1/2006
6521781648   Secondary   Condo         360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,260.53   2/1/2006
6524542658   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006   12/1/2035     825.96   1/1/2006
6525882947   Primary     Condo         360       358      80      5.5    1/1/2006   3/1/2006   12/1/2035   1,642.79   2/1/2006
6526337412   Primary     Condo         360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035     944.08   1/1/2006
6527831645   Primary     SFR           360       359   78.78     6.25    2/1/2006   2/1/2006    1/1/2036   1,718.75   2/1/2006
6528906461   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035        500   1/1/2006
6529070895   Primary     PUD           360       358   68.81    5.625    1/1/2006   2/1/2006   12/1/2035   2,032.03   1/1/2006
6530473054   Primary     SFR           360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036     808.25   2/1/2006
6530752101   Primary     SFR           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   2,088.75   1/1/2006
6533328313   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,878.33   2/1/2006
6533511256   Primary     SFR           360       358      80    6.125    1/1/2006   3/1/2006   12/1/2035     595.92   2/1/2006
6538571271   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036   1,440.00   2/1/2006
6542557647   Primary     SFR           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036   1,399.17   2/1/2006
6547685229   Primary     Condo         360       359      75    6.375    2/1/2006   2/1/2006    1/1/2036   2,848.83   2/1/2006
6548774782   Secondary   Condo         360       358      65     6.25    1/1/2006   2/1/2006   12/1/2035   2,268.23   1/1/2006
6550346412   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   2,115.37   2/1/2006
6564630819   Primary     Condo         360       359   79.37      5.5    2/1/2006   3/1/2006    1/1/2036   3,437.50   2/1/2006
6572384383   Primary     PUD           360       359      80        7    2/1/2006   2/1/2006    1/1/2036     606.76   2/1/2006
6572512272   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   2,148.38   2/1/2006
6575681629   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036   1,721.89   2/1/2006
6577821033   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035     865.73   1/1/2006
6578069582   Primary     Condo         360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   1,305.33   1/1/2006
6578235043   Investor    Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,077.37   2/1/2006
6578469519   Secondary   SFR           360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035   3,520.83   2/1/2006
6581359426   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036   1,015.75   2/1/2006
6583633349   Primary     SFR           360       359      80     6.25    2/1/2006   3/1/2006    1/1/2036        875   2/1/2006
6589516027   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035     781.99   1/1/2006
6590117617   Primary     Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   1,200.83   2/1/2006
6591315434   Primary     Condo         360       358      80    5.625    1/1/2006   3/1/2006   12/1/2035     913.69   2/1/2006
6592585845   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035     701.23   1/1/2006
6593282418   Primary     SFR           360       358   79.62     6.25    1/1/2006   2/1/2006   12/1/2035   1,034.16   1/1/2006
6594623362   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   1,460.37   2/1/2006
6594630441   Secondary   PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,054.68   1/1/2006
6596911104   Secondary   Condo         360       359   79.49     7.25    2/1/2006   2/1/2006    1/1/2036   1,057.38   2/1/2006
6601310144   Primary     SFR           360       359      65    5.375    2/1/2006   5/1/2006    1/1/2036   3,346.70   4/1/2006
6601423723   Primary     SFR           360       359   79.96     5.75    2/1/2006   3/1/2006    1/1/2036   1,617.67   2/1/2006
6603720415   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035        805   1/1/2006
6605022281   Primary     PUD           360       359   74.75    6.625    2/1/2006   3/1/2006    1/1/2036   3,284.90   2/1/2006
6605817326   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   2,552.08   2/1/2006
6608916067   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,677.47   2/1/2006
6609528796   Investor    SFR           360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   2,601.44   2/1/2006
6610842301   Primary     SFR           360       359      80     6.25    2/1/2006   3/1/2006    1/1/2036   1,772.26   2/1/2006
6615752992   Secondary   Condo         360       359   79.99    6.875    2/1/2006   2/1/2006    1/1/2036     934.43   2/1/2006
6620002631   Primary     SFR           360       358      70        6    1/1/2006   2/1/2006   12/1/2035   1,820.00   1/1/2006
6624810351   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   2,458.33   1/1/2006
6625437626   Secondary   PUD           360       358   48.01    5.875    1/1/2006   2/1/2006   12/1/2035     347.88   1/1/2006
6625450306   Primary     SFR           360       359   78.55    6.625    2/1/2006   2/1/2006    1/1/2036   2,385.00   2/1/2006
6627361055   Primary     SFR           360       359      75        6    2/1/2006   2/1/2006    1/1/2036   2,433.75   2/1/2006
6628025170   Primary     Condo         360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   1,029.69   2/1/2006
6629581213   Primary     SFR           360       359   74.71      6.5    2/1/2006   3/1/2006    1/1/2036   4,061.04   2/1/2006
6630563051   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   3,168.00   1/1/2006
6632310469   Secondary   PUD           360       358      75    5.875    1/1/2006   2/1/2006   12/1/2035     910.26   1/1/2006
6632875503   Secondary   SFR           360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035   1,863.58   1/1/2006
6641204182   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036   2,192.52   2/1/2006
6641309791   Primary     SFR           360       359      80     6.25    2/1/2006   8/1/2006    1/1/2036   2,120.83   7/1/2006
6647628905   Primary     Condo         360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035     979.17   1/1/2006
6648779160   Primary     SFR           360       358   68.15    6.125    1/1/2006   2/1/2006   12/1/2035   2,347.92   1/1/2006
6651926716   Primary     Condo         360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035   1,277.90   2/1/2006
6657378177   Secondary   Condo         360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     901.33   2/1/2006
6659601543   Primary     PUD           360       359   79.71      5.5    2/1/2006   2/1/2006    1/1/2036   1,071.12   2/1/2006
6661149804   Primary     PUD           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   2,368.33   1/1/2006
6661182979   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036     858.45   2/1/2006
6662272803   Primary     SFR           360       358      80     5.75    1/1/2006   3/1/2006   12/1/2035     867.89   2/1/2006
6664257752   Primary     Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036     252.08   2/1/2006
6668540195   Primary     SFR           360       359      80     6.25    2/1/2006   3/1/2006    1/1/2036   1,108.30   2/1/2006
6668724096   Primary     PUD           360       359      80        6    2/1/2006   3/1/2006    1/1/2036   1,076.00   2/1/2006
6669276781   Primary     Condo         360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   1,312.50   1/1/2006
6673311509   Primary     SFR           360       359      80     6.75    2/1/2006   2/1/2006    1/1/2036   2,853.84   2/1/2006
6674442089   Primary     SFR           360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035     953.33   1/1/2006
6675126533   Primary     SFR           360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035   1,243.67   1/1/2006
6676639716   Investor    Townhouse     360       359      80     6.75    2/1/2006   2/1/2006    1/1/2036     666.71   2/1/2006
6678185379   Primary     SFR           360       359   71.74    6.125    2/1/2006   3/1/2006    1/1/2036     802.05   2/1/2006
6679792074   Primary     PUD           360       359      80        6    2/1/2006   3/1/2006    1/1/2036        980   2/1/2006
6680817530   Primary     Condo         360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,381.33   1/1/2006
6681797392   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   1,332.37   1/1/2006
6681864424   Primary     SFR           360       358      80     6.75    1/1/2006   2/1/2006   12/1/2035   1,462.50   1/1/2006
6685160472   Primary     Condo         360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   1,968.75   2/1/2006
6689962378   Primary     SFR           360       359      80    5.875    2/1/2006   3/1/2006    1/1/2036   1,253.33   2/1/2006
6690894263   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,033.08   2/1/2006
6693964238   Primary     Condo         360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035   1,329.46   2/1/2006
6694423127   Primary     PUD           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035     964.33   1/1/2006
6694799146   Secondary   Condo         360       359   70.69      5.5    2/1/2006   2/1/2006    1/1/2036   1,879.17   2/1/2006
6698781470   Investor    Condo         360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035     824.22   2/1/2006
6700353342   Primary     Condo         360       359   79.99     6.25    2/1/2006   3/1/2006    1/1/2036   1,207.81   2/1/2006
6703211513   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035     964.75   1/1/2006
6704023123   Investor    Condo         360       358      75    7.375    1/1/2006   2/1/2006   12/1/2035   2,020.23   1/1/2006
6705289202   Primary     PUD           360       359      80     6.75    2/1/2006   2/1/2006    1/1/2036   1,219.37   2/1/2006
6705657333   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   1,946.58   2/1/2006
6706284897   Primary     Condo         360       358   65.93    6.125    1/1/2006   2/1/2006   12/1/2035     942.23   1/1/2006
6707063316   Primary     PUD           360       359      80    5.625    2/1/2006   3/1/2006    1/1/2036     937.13   2/1/2006
6710348910   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036     910.84   2/1/2006
6714158158   Investor    SFR           360       358      80        7    1/1/2006   3/1/2006   12/1/2035     452.41   2/1/2006
6715292956   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   1,972.25   1/1/2006
6716062572   Primary     PUD           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036     636.59   2/1/2006
6723251366   Primary     PUD           360       359   79.24     6.75    2/1/2006   2/1/2006    1/1/2036   1,073.81   2/1/2006
6724742132   Primary     Condo         360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035     931.23   2/1/2006
6730258545   Primary     SFR           360       359      80      6.5    2/1/2006   3/1/2006    1/1/2036   1,314.71   2/1/2006
6731055650   Primary     Condo         360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035     913.75   1/1/2006
6736474278   Investor    Condo         360       359      80      7.5    2/1/2006   2/1/2006    1/1/2036     850.19   2/1/2006
6739182670   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035     509.17   1/1/2006
6739854633   Primary     SFR           360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   2,624.81   2/1/2006
6741706979   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035   2,050.83   1/1/2006
6742286708   Primary     PUD           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     970.86   2/1/2006
6743473081   Primary     PUD           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035     766.15   1/1/2006
6745069903   Secondary   PUD           360       358      80        6    1/1/2006   3/1/2006   12/1/2035   1,274.40   2/1/2006
6745987120   Primary     PUD           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   1,445.00   1/1/2006
6746150181   Investor    PUD           360       359      80      7.5    2/1/2006   2/1/2006    1/1/2036   1,735.62   2/1/2006
6746823720   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   1,015.93   1/1/2006
6754658612   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,656.31   1/1/2006
6758810847   Primary     Condo         360       358   71.59     6.75    1/1/2006   3/1/2006   12/1/2035     354.38   2/1/2006
6759743476   Primary     Condo         360       358      80    5.875    1/1/2006   3/1/2006   12/1/2035   1,605.83   2/1/2006
6761192449   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   1,748.64   1/1/2006
6761377883   Primary     PUD           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   1,104.17   1/1/2006
6761885554   Primary     SFR           360       359      80    6.625    2/1/2006   3/1/2006    1/1/2036   1,457.46   2/1/2006
6764333529   Primary     SFR           360       359   67.31     5.75    2/1/2006   2/1/2006    1/1/2036   1,341.67   2/1/2006
6764610322   Primary     Condo         360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035     654.83   1/1/2006
6767582197   Primary     Condo         360       359      80        6    2/1/2006   3/1/2006    1/1/2036   1,741.10   2/1/2006
6770926563   Investor    SFR           360       359      70    6.875    2/1/2006   3/1/2006    1/1/2036     340.29   2/1/2006
6772666068   Primary     SFR           360       359      80    5.625    2/1/2006   2/1/2006    1/1/2036   2,193.75   2/1/2006
6774536079   Primary     SFR           360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035        858   1/1/2006
6775133074   Primary     Condo         360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   1,292.50   2/1/2006
6776818632   Primary     SFR           360       358      75    5.625    1/1/2006   3/1/2006   12/1/2035     777.52   2/1/2006
6778098233   Secondary   PUD           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035     872.68   1/1/2006
6779667341   Primary     SFR           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036     900.83   2/1/2006
6781479990   Primary     2-Family      360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   3,201.56   2/1/2006
6789044945   Primary     2-Family      360       358   44.52        6    1/1/2006   2/1/2006   12/1/2035   1,625.00   1/1/2006
6789124473   Primary     SFR           360       359      90    6.125    2/1/2006   2/1/2006    1/1/2036   1,217.34   2/1/2006
6789299168   Primary     PUD           360       358      80     5.75    1/1/2006   2/1/2006   12/1/2035   1,034.62   1/1/2006
6789372569   Primary     PUD           360       358      60    6.875    1/1/2006   2/1/2006   12/1/2035   1,856.25   1/1/2006
6790731829   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,617.00   2/1/2006
6791060384   Secondary   SFR           360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,426.59   2/1/2006
6791415729   Primary     Condo         360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036   2,702.68   2/1/2006
6791664276   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006    1/1/2036        940   2/1/2006
6799046427   Primary     SFR           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035   2,486.00   1/1/2006
6800564822   Primary     Condo         360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   1,385.36   2/1/2006
6801293413   Primary     SFR           360       359      80    6.875    2/1/2006   3/1/2006    1/1/2036      962.5   2/1/2006
6802280054   Primary     SFR           360       359   69.83    5.875    2/1/2006   3/1/2006    1/1/2036   2,271.51   2/1/2006
6804260666   Primary     Townhouse     360       358      80     5.75    1/1/2006   3/1/2006   12/1/2035     803.08   2/1/2006
6804520036   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,126.14   1/1/2006
6804930490   Investor    PUD           360       358      65     5.75    1/1/2006   3/1/2006   12/1/2035   2,541.46   2/1/2006
6814189715   Primary     Condo         360       358    46.5    5.375    1/1/2006   2/1/2006   12/1/2035   2,082.81   1/1/2006
6823732489   Primary     SFR           360       359      80    6.875    2/1/2006   3/1/2006    1/1/2036     591.25   2/1/2006
6825365320   Secondary   Condo         360       359      70     6.75    2/1/2006   4/1/2006    1/1/2036   1,417.50   3/1/2006
6825405977   Primary     Condo         360       359   79.99      6.5    2/1/2006   3/1/2006    1/1/2036     948.57   2/1/2006
6827050052   Secondary   SFR           360       359      75     6.25    2/1/2006   3/1/2006    1/1/2036   1,718.75   2/1/2006
6831228314   Primary     PUD           360       358      80     5.75    1/1/2006   3/1/2006   12/1/2035   1,360.77   2/1/2006
6834447655   Primary     SFR           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   1,687.50   1/1/2006
6835450427   Secondary   PUD           360       358      75    6.125    1/1/2006   2/1/2006   12/1/2035   1,864.30   1/1/2006
6836599701   Primary     SFR           360       359   67.24        6    2/1/2006   3/1/2006    1/1/2036   1,180.00   2/1/2006
6836836111   Investor    Condo         360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035     975.92   1/1/2006
6837406047   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006    1/1/2036   2,192.17   2/1/2006
6839152789   Primary     SFR           360       358      80    6.375    1/1/2006   3/1/2006   12/1/2035   1,117.98   2/1/2006
6841101733   Primary     PUD           360       359      80    5.125    2/1/2006   2/1/2006    1/1/2036     905.42   2/1/2006
6841203745   Primary     SFR           360       358      80     5.25    1/1/2006   3/1/2006   12/1/2035      864.5   2/1/2006
6842935014   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   2,350.00   2/1/2006
6844056256   Primary     PUD           360       359      80        6    2/1/2006   2/1/2006    1/1/2036      752.3   2/1/2006
6844243474   Primary     SFR           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036   2,635.42   2/1/2006
6845857777   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,225.73   1/1/2006
6846062914   Investor    SFR           360       358      80      6.5    1/1/2006   2/1/2006   12/1/2035   5,051.49   1/1/2006
6846529680   Primary     Condo         360       359   61.47    5.625    2/1/2006   2/1/2006    1/1/2036   2,736.09   2/1/2006
6848373665   Primary     SFR           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036     738.88   2/1/2006
6851087848   Secondary   SFR           360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   1,796.25   1/1/2006
6852109161   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   1,276.83   1/1/2006
6857128265   Primary     Condo         360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035   1,287.50   1/1/2006
6860207783   Primary     PUD           360       358      80      5.5    1/1/2006   2/1/2006   12/1/2035   1,008.33   1/1/2006
6861653621   Secondary   SFR           360       358      75        6    1/1/2006   2/1/2006   12/1/2035   1,154.02   1/1/2006
6865033507   Primary     Condo         360       359      80    6.125    2/1/2006   2/1/2006    1/1/2036   2,989.45   2/1/2006
6866243832   Investor    SFR           360       359      80    6.875    2/1/2006   3/1/2006    1/1/2036     118.65   2/1/2006
6867040146   Primary     SFR           360       359   78.67    5.875    2/1/2006   3/1/2006    1/1/2036   1,444.27   2/1/2006
6867276864   Primary     Condo         360       359   65.79    6.375    2/1/2006   2/1/2006    1/1/2036   1,328.13   2/1/2006
6869635794   Primary     PUD           360       358      80    5.375    1/1/2006   2/1/2006   12/1/2035     490.92   1/1/2006
6871912561   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006    1/1/2036        882   2/1/2006
6874220749   Primary     SFR           360       359      80    6.875    2/1/2006   3/1/2006    1/1/2036     472.08   2/1/2006
6875019090   Primary     Townhouse     360       358      80    6.125    1/1/2006   3/1/2006   12/1/2035   2,576.22   2/1/2006
6875209212   Primary     SFR           360       358   64.29     5.75    1/1/2006   2/1/2006   12/1/2035   1,293.75   1/1/2006
6876666857   Primary     Condo         360       359   61.12    6.125    2/1/2006   2/1/2006    1/1/2036   2,886.15   2/1/2006
6880483018   Primary     PUD           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036     854.17   2/1/2006
6883759265   Investor    Townhouse     360       359      70    6.625    2/1/2006   2/1/2006    1/1/2036     594.79   2/1/2006
6884790442   Primary     2-Family      360       359      80    5.875    2/1/2006   2/1/2006    1/1/2036   4,590.34   2/1/2006
6885676780   Primary     Condo         360       358   79.91     5.75    1/1/2006   2/1/2006   12/1/2035   2,192.67   1/1/2006
6888839450   Primary     SFR           360       358   67.44    5.125    1/1/2006   2/1/2006   12/1/2035   6,192.71   1/1/2006
6890419762   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006    1/1/2036     604.33   2/1/2006
6892314748   Investor    SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035     663.52   1/1/2006
6894595864   Primary     PUD           360       359      80    5.375    2/1/2006   2/1/2006    1/1/2036   1,123.21   2/1/2006
6895908637   Primary     Condo         360       359      80     6.75    2/1/2006   2/1/2006    1/1/2036   3,087.33   2/1/2006
6896833214   Primary     Condo         360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036   2,259.75   2/1/2006
6897891112   Primary     SFR           360       358   79.67     6.25    1/1/2006   2/1/2006   12/1/2035   1,628.52   1/1/2006
6900218972   Secondary   PUD           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,260.00   1/1/2006
6906884819   Primary     PUD           360       359   79.99        6    2/1/2006   2/1/2006    1/1/2036   2,123.75   2/1/2006
6913431711   Secondary   SFR           360       358      75    6.625    1/1/2006   2/1/2006   12/1/2035   1,387.11   1/1/2006
6916000158   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006   12/1/2035     915.32   2/1/2006
6917858679   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006   12/1/2035     626.67   2/1/2006
6924780593   Investor    Condo         360       358   70.72    6.125    1/1/2006   3/1/2006   12/1/2035     956.99   2/1/2006
6925859362   Secondary   PUD           360       358      75    6.375    1/1/2006   3/1/2006   12/1/2035   1,195.31   2/1/2006
6926384683   Primary     SFR           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035   3,270.00   1/1/2006
6926517225   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006   12/1/2035     891.56   1/1/2006
6927009966   Primary     Condo         360       355      80    5.625   10/1/2005   2/1/2006    9/1/2035     481.54   1/1/2006
6929514807   Investor    PUD           360       358      80    6.875    1/1/2006   3/1/2006   12/1/2035     860.06   2/1/2006
6932562355   Primary     PUD           360       358   75.24    5.625    1/1/2006   3/1/2006   12/1/2035   1,804.69   2/1/2006
6935788114   Investor    Condo         360       359      80    6.625    2/1/2006   2/1/2006    1/1/2036   1,177.66   2/1/2006
6937262373   Primary     Condo         360       358      80     6.75    1/1/2006   2/1/2006   12/1/2035      777.8   1/1/2006
6938963037   Investor    Townhouse     360       359      75    6.875    2/1/2006   3/1/2006    1/1/2036     605.86   2/1/2006
6938968630   Primary     PUD           360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035      695.5   2/1/2006
6939728561   Primary     Condo         360       359      80    6.875    2/1/2006   2/1/2006    1/1/2036   2,343.93   2/1/2006
6944326104   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006    1/1/2036     615.13   2/1/2006
6950157310   Primary     SFR           360       356   84.87    5.875   11/1/2005   2/1/2006   10/1/2035     773.11   1/1/2006
6958207729   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006    1/1/2036   1,400.58   2/1/2006
6959510766   Primary     Condo         360       359      80    6.375    2/1/2006   2/1/2006    1/1/2036   1,686.95   2/1/2006
6962957160   Primary     PUD           360       358      80        6    1/1/2006   3/1/2006   12/1/2035   3,719.80   2/1/2006
6962994221   Secondary   PUD           360       358      75     5.75    1/1/2006   3/1/2006   12/1/2035     817.58   2/1/2006
6964543315   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006   12/1/2035   1,510.83   1/1/2006
6968069929   Primary     PUD           360       359      80     6.25    2/1/2006   2/1/2006    1/1/2036   1,056.58   2/1/2006
6968569647   Primary     SFR           360       358   66.13        6    1/1/2006   2/1/2006   12/1/2035   1,025.00   1/1/2006
6969304697   Primary     SFR           360       358      80    5.625    1/1/2006   2/1/2006   12/1/2035     669.38   1/1/2006
6970108483   Primary     SFR           360       358      90    5.875    1/1/2006   2/1/2006   12/1/2035     771.96   1/1/2006
6970947302   Investor    PUD           360       359   39.68    6.375    2/1/2006   2/1/2006    1/1/2036     623.87   2/1/2006
6975556066   Investor    Condo         360       358      80    7.625    1/1/2006   3/1/2006   12/1/2035     701.57   2/1/2006
6976064201   Primary     Townhouse     360       358      80    6.375    1/1/2006   2/1/2006   12/1/2035   1,547.00   1/1/2006
6980459843   Investor    SFR           360       358      70     6.25    1/1/2006   2/1/2006   12/1/2035     612.03   1/1/2006
6981172403   Primary     PUD           360       359      80     5.75    2/1/2006   3/1/2006    1/1/2036     529.89   2/1/2006
6982031699   Investor    3-Family      360       359      70    7.375    2/1/2006   2/1/2006    1/1/2036   3,021.71   2/1/2006
6986370523   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006   12/1/2035   2,741.27   1/1/2006
6987774707   Secondary   Condo         360       359   65.07      6.5    2/1/2006   2/1/2006    1/1/2036     514.57   2/1/2006
6987858732   Primary     PUD           360       358      80    5.625    1/1/2006   3/1/2006   12/1/2035   1,773.45   2/1/2006
6989370728   Primary     SFR           360       359      80      5.5    2/1/2006   2/1/2006    1/1/2036   1,136.67   2/1/2006
6989435307   Primary     PUD           360       359      80    6.375    2/1/2006   3/1/2006    1/1/2036   2,036.13   2/1/2006
6990052547   Primary     SFR           360       359      80    5.625    2/1/2006   3/1/2006    1/1/2036   1,143.75   2/1/2006
6992365947   Primary     Condo         360       358      80      6.5    1/1/2006   3/1/2006   12/1/2035     806.52   2/1/2006
6998588633   Primary     PUD           360       358    79.8     6.25    1/1/2006   2/1/2006   12/1/2035   1,650.90   1/1/2006
6998746827   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006   12/1/2035   1,060.00   1/1/2006
6054071243   Primary     PUD           360       358    24.8    4.625    1/1/2006   3/1/2006   12/1/2035   2,389.58   2/1/2006
6579949444   Primary     SFR           360       358      80     6.25    1/1/2006   3/1/2006   12/1/2035   3,995.83   2/1/2006

LOANID        OBAL            COBAL           PURPOSE     DOC              OAPPVAL          FRTRDATE
-----------------------------------------------------------------------------------------------------

6025643104      560,000.00      560,000.00    Purchase    Standard           700,000.00     11/1/2010
6053065105      228,000.00      227,282.42    Purchase    Stated Income      286,500.00     11/1/2010
6160066202      204,000.00      203,978.41    Purchase    Standard           255,000.00     11/1/2010
6215672467      225,000.00      225,000.00    Purchase    Stated Income      305,000.00     11/1/2010
6281943065      463,200.00      463,200.00    Purchase    Stated Income      579,000.00     11/1/2010
6460499459      215,920.00      215,920.00    Purchase    Standard           275,000.00     11/1/2010
6326862221      385,000.00      385,000.00    C/O Refi    Unknown            550,000.00     10/1/2010
6543028143      383,200.00      383,200.00    Purchase    Standard           479,000.00     11/1/2010
6884003523      221,432.00      220,842.65    Purchase    Stated Income      295,000.00     11/1/2010
6001993507      240,000.00      239,793.36    C/O Refi    Stated             340,000.00      1/1/2011
6002723192      185,360.00      185,360.00    Purchase    Standard           232,000.00      1/1/2011
6004938046      120,400.00      120,400.00    Purchase    Standard           150,500.00     12/1/2010
6007073064      143,960.00      143,802.43    Purchase    Standard           179,950.00      1/1/2011
6007523837      210,000.00      210,000.00    Purchase    Standard           263,000.00      1/1/2011
6010561824      174,400.00      174,038.72    Purchase    Standard           230,000.00     12/1/2010
6011928493      299,317.00      299,317.00    Purchase    Standard           390,000.00     12/1/2010
6013466781      181,328.00      181,328.00    Purchase    Standard           227,000.00     12/1/2010
6013677577      348,000.00      348,000.00    Purchase    Stated             435,000.00      1/1/2011
6014201344      542,500.00      542,500.00    R/T Refi    Stated             775,000.00     12/1/2010
6017701720      280,000.00      280,000.00    Purchase    Standard           350,000.00     12/1/2010
6022447038      296,000.00      296,000.00    Purchase    Standard           372,000.00      1/1/2011
6026179470      160,000.00      159,716.88    C/O Refi    Stated             235,000.00     12/1/2010
6029150692      292,000.00      291,736.03    C/O Refi    Stated             365,000.00      1/1/2011
6030830142      495,000.00      495,000.00    R/T Refi    Stated             660,000.00      1/1/2011
6030951203      125,520.00      125,520.00    Purchase    Standard           160,000.00      1/1/2011
6031269464      260,000.00      260,000.00    Purchase    Standard           335,000.00     12/1/2010
6032592690      229,560.00      229,560.00    Purchase    Standard           291,000.00     12/1/2010
6032616747      304,720.00      304,720.00    Purchase    Standard           381,000.00     12/1/2010
6035910485      116,400.00      116,400.00    Purchase    Standard           147,000.00     12/1/2010
6038573371      110,320.00      110,072.19    Purchase    Standard           142,000.00     12/1/2010
6039694218      227,200.00      227,200.00    Purchase    Standard           284,000.00      1/1/2011
6040674753      279,920.00      279,920.00    Purchase    Standard           351,000.00      1/1/2011
6042575297      320,000.00      320,000.00    C/O Refi    Stated             527,000.00     12/1/2010
6044303268      176,000.00      175,807.36    Purchase    Standard           220,000.00      1/1/2011
6045076608      945,000.00      945,000.00    Purchase    Stated           1,350,000.00      1/1/2011
6048463555      188,325.00      188,141.95    Purchase    Standard           235,500.00      1/1/2011
6048646589      287,600.00      287,600.00    Purchase    Standard           360,000.00      1/1/2011
6052764401      193,600.00      193,600.00    R/T Refi    Stated             255,000.00      1/1/2011
6054203937      180,000.00      180,000.00    C/O Refi    Stated             340,000.00     12/1/2010
6055311879      204,000.00      203,796.91    Purchase    Standard           263,000.00      1/1/2011
6055352378      196,200.00      196,013.83    Purchase    Stated             218,000.00      1/1/2011
6056482166      156,000.00      156,000.00    C/O Refi    Stated             313,000.00      1/1/2011
6056960823      122,320.00      122,092.81    Purchase    Standard           153,000.00     12/1/2010
6057240217      513,750.00      513,742.27    Purchase    Stated             685,000.00     12/1/2010
6064733469      285,120.00      284,577.51    Purchase    Standard           357,500.00     12/1/2010
6065168152      505,000.00      505,000.00    C/O Refi    Stated             850,000.00      1/1/2011
6066971158      288,000.00      287,438.73    Purchase    Stated             360,000.00     12/1/2010
6066996916      100,542.00      100,542.00    Purchase    Standard           126,000.00     12/1/2010
6068546362      360,000.00      359,632.96    Purchase    Reduced            498,000.00      1/1/2011
6068618435      452,380.00      452,380.00    Purchase    Stated             570,000.00      1/1/2011
6068938122      144,000.00      143,869.82    Purchase    Standard           182,000.00      1/1/2011
6069344635      334,400.00      334,074.98    Purchase    Stated             420,000.00      1/1/2011
6072032458      454,100.00      454,100.00    Purchase    Standard           478,000.00      1/1/2011
6077121645      107,420.00      107,405.00    Purchase    Standard           140,000.00     12/1/2010
6082094910      148,400.00      148,096.64    Purchase    Standard           187,500.00     12/1/2010
6082476554      328,040.00      328,040.00    Purchase    Standard           411,000.00      1/1/2011
6083690369      280,000.00      279,479.94    Purchase    Stated             365,000.00     12/1/2010
6085912423      300,000.00      300,000.00    Purchase    Standard           380,000.00      1/1/2011
6086576979      521,300.00      521,300.00    C/O Refi    Stated             802,000.00      1/1/2011
6088133993      420,000.00      419,181.48    Purchase    Stated             530,000.00     12/1/2010
6089270521      151,920.00      151,920.00    Purchase    Standard           257,000.00      1/1/2011
6090847408      133,492.00      133,492.00    Purchase    Standard           167,000.00     12/1/2010
6096944431      381,508.00      381,508.00    Purchase    Standard           500,000.00     12/1/2010
6096954596      737,100.00      737,100.00    C/O Refi    Stated           1,134,000.00      1/1/2011
6097261017      300,000.00      300,000.00    C/O Refi    Stated             470,000.00      1/1/2011
6099116789      400,000.00      400,000.00    Purchase    Stated             651,000.00      1/1/2011
6103819337      568,000.00      567,498.86    C/O Refi    Stated             710,000.00      1/1/2011
6106025858      216,000.00      215,558.46    Purchase    Standard           270,000.00     12/1/2010
6106094904      110,880.00      110,766.95    Purchase    Standard           150,000.00      1/1/2011
6108471134      437,000.00      437,000.00    C/O Refi    Standard           550,000.00      1/1/2011
6113269341      385,000.00      384,335.17    Purchase    Stated             542,000.00     12/1/2010
6116697399      251,200.00      251,200.00    Purchase    Standard           317,000.00     11/1/2010
6122429696      242,000.00      242,000.00    R/T Refi    Stated             415,000.00      1/1/2011
6125142866      299,200.00      299,200.00    Purchase    Standard           375,000.00     12/1/2010
6127027487      385,000.00      384,249.67    Purchase    Standard           483,000.00     12/1/2010
6137336126      540,000.00      540,000.00    Purchase    Standard           720,000.00     12/1/2010
6139889726      333,600.00      333,600.00    Purchase    Standard           417,000.00      1/1/2011
6140274397      284,000.00      284,000.00    Purchase    Stated             357,000.00      1/1/2011
6142051736      240,000.00      239,273.16    Purchase    Standard           305,900.00      1/1/2011
6142905261      172,000.00      171,656.68    R/T Refi    Stated             217,000.00     12/1/2010
6143096078       97,704.00       97,704.00    Purchase    Standard           124,000.00      1/1/2011
6146539488      313,650.00      313,650.00    Purchase    Standard           395,000.00     12/1/2010
6150695150      448,000.00      448,000.00    R/T Refi    Stated             560,000.00     12/1/2010
6153582199      116,000.00      116,000.00    Purchase    Standard           150,000.00      1/1/2011
6155788026      300,000.00      299,741.70    Purchase    Stated             430,000.00      1/1/2011
6159115051      850,000.00      850,000.00    C/O Refi    Stated           1,700,000.00     12/1/2010
6159499737      455,960.00      455,960.00    Purchase    Standard           569,950.00     12/1/2010
6159979134      398,313.00      398,313.00    Purchase    Standard           519,500.00     12/1/2010
6160578487      156,000.00      156,000.00    Purchase    Standard           196,000.00     12/1/2010
6168488655      132,000.00      131,889.10    Purchase    Stated             230,000.00      1/1/2011
6174321429      264,800.00      264,800.00    Purchase    Standard           331,000.00      1/1/2011
6175411351      220,000.00      220,000.00    Purchase    Standard           275,000.00      1/1/2011
6176575204      134,560.00      134,560.00    Purchase    Standard           172,190.00      1/1/2011
6178706948      324,024.00      324,024.00    Purchase    Stated             545,000.00      1/1/2011
6179324766      146,000.00      145,948.37    Purchase    Standard           183,000.00      1/1/2011
6181265908      168,000.00      168,000.00    Purchase    Standard           210,000.00     12/1/2010
6183716098      255,000.00      254,758.04    C/O Refi    Stated             340,000.00      1/1/2011
6185537336      248,500.00      248,500.00    C/O Refi    Stated             355,000.00      1/1/2011
6186406564      100,000.00       99,809.73    Purchase    Standard           126,000.00     12/1/2010
6186558455      391,920.00      391,420.00    Purchase    Stated             513,000.00     12/1/2010
6188136177      155,120.00      154,961.84    Purchase    Stated             195,000.00      1/1/2011
6198863760      180,000.00      179,848.77    Purchase    Stated             225,000.00      1/1/2011
6200679196      302,400.00      302,400.00    Purchase    Standard           390,000.00     12/1/2010
6203262560      334,046.00      334,046.00    Purchase    Standard           475,000.00     12/1/2010
6206630672      220,720.00      220,720.00    Purchase    Standard           285,000.00     12/1/2010
6208089844      188,404.00      187,767.81    Purchase    Standard           237,000.00     11/1/2010
6209607875      196,000.00      195,653.19    Purchase    Stated             245,000.00     12/1/2010
6210260300       88,000.00       88,000.00    Purchase    Standard           110,000.00     12/1/2010
6214206580      148,600.00      148,481.16    C/O Refi    Standard           302,000.00      1/1/2011
6216246188      270,200.00      270,200.00    C/O Refi    Stated             386,000.00     12/1/2010
6216448792      329,500.00      329,249.27    C/O Refi    Stated             465,000.00      1/1/2011
6223260487      279,920.00      279,920.00    Purchase    Standard           351,000.00      1/1/2011
6224623030      200,000.00      199,831.97    Purchase    Stated             262,000.00      1/1/2011
6225176376       90,000.00       89,918.63    C/O Refi    Stated             295,000.00      1/1/2011
6225243432      196,000.00      196,000.00    Purchase    Standard           265,000.00     12/1/2010
6225825931      320,160.00      320,160.00    Purchase    Stated             401,000.00      1/1/2011
6226466040      430,000.00      430,000.00    C/O Refi    Stated             785,000.00     12/1/2010
6229216046       75,827.00       75,675.64    Purchase    Standard            97,500.00     12/1/2010
6229873200      380,696.00      380,696.00    Purchase    Standard           476,000.00      1/1/2011
6232950789      139,200.00      139,200.00    Purchase    Standard           174,000.00      1/1/2011
6233697116      456,396.00      455,908.08    C/O Refi    Stated             765,000.00      1/1/2011
6247877662      946,000.00      946,000.00    R/T Refi    Stated           1,475,000.00     12/1/2010
6248127653      121,600.00      121,379.54    Purchase    Standard           153,000.00     12/1/2010
6249152510      236,000.00      236,000.00    Purchase    Standard           310,000.00      1/1/2011
6251036486      759,200.00      759,200.00    Purchase    Standard           950,000.00      1/1/2011
6253501685       69,440.00       69,440.00    Purchase    Standard            91,000.00      1/1/2011
6253685520      222,000.00      222,000.00    Purchase    Standard           475,000.00      1/1/2011
6253877713      224,800.00      224,591.79    Purchase    Standard           292,000.00      1/1/2011
6257345725      136,560.00      136,560.00    Purchase    Standard           171,000.00      1/1/2011
6260258816      130,320.00      130,193.34    Purchase    Standard           163,000.00      1/1/2011
6266118527       33,750.00       33,679.35    Purchase    Stated              50,000.00     12/1/2010
6266623955      284,000.00      284,000.00    Purchase    Standard           435,000.00      1/1/2011
6268524284      120,000.00      120,000.00    Purchase    Standard           169,000.00      1/1/2011
6270377192      174,320.00      174,169.91    Purchase    Stated             271,402.00      1/1/2011
6277029788      148,800.00      148,800.00    R/T Refi    Standard           186,000.00      1/1/2011
6277650948      573,930.00      573,930.00    Purchase    Stated             820,000.00     12/1/2010
6277998602      141,863.00      141,863.00    Purchase    Standard           190,000.00     12/1/2010
6278215220      356,000.00      356,000.00    Purchase    Standard           445,000.00      1/1/2011
6280740603      279,626.00      279,626.00    Purchase    Standard           350,000.00     12/1/2010
6281514932       92,000.00       92,000.00    Purchase    Standard           115,000.00     12/1/2010
6282543518       95,760.00       95,577.79    Purchase    Standard           120,000.00     12/1/2010
6284123368      145,520.00      145,520.00    Purchase    Standard           186,000.00      1/1/2011
6290525614      344,000.00      344,000.00    Purchase    Standard           430,000.00      1/1/2011
6291729157      113,500.00      113,299.15    Purchase    Standard           142,000.00     12/1/2010
6292271522      157,600.00      157,600.00    Purchase    Standard           200,000.00      1/1/2011
6294456865      159,200.00      159,200.00    Purchase    Standard           205,000.00     12/1/2010
6295643784      465,808.00      465,808.00    Purchase    Stated             585,000.00      1/1/2011
6295742842      239,920.00      239,920.00    Purchase    Standard           300,000.00      1/1/2011
6296326348      133,421.00      133,421.00    Purchase    Standard           168,000.00     12/1/2010
6301699580      350,400.00      350,400.00    Purchase    Standard           438,000.00      1/1/2011
6302430217       99,500.00       99,500.00    Purchase    Standard           124,500.00     12/1/2010
6302914954      148,000.00      147,738.10    Purchase    Stated             200,000.00     12/1/2010
6304941880      576,000.00      575,822.11    Purchase    Standard           726,000.00     12/1/2010
6307834231      185,175.00      184,780.43    Purchase    Stated             300,000.00     12/1/2010
6310715922      174,400.00      174,042.63    Purchase    Standard           218,000.00     12/1/2010
6310948101      788,000.00      788,000.00    Purchase    Stated             985,000.00     12/1/2010
6313116698      232,000.00      232,000.00    Purchase    Standard           290,000.00      1/1/2011
6313645142      184,000.00      184,000.00    Purchase    Standard           231,000.00     12/1/2010
6315131356      400,000.00      400,000.00    Purchase    Standard           503,000.00      1/1/2011
6315370905      337,600.00      337,271.87    Purchase    Standard           422,000.00      1/1/2011
6316888384      124,000.00      123,887.90    Purchase    Standard           155,000.00      1/1/2011
6319723679      272,000.00      272,000.00    Purchase    Standard           340,000.00     12/1/2010
6321229020      128,000.00      127,719.15    Purchase    Reduced            175,000.00     12/1/2010
6322837136      428,000.00      427,038.66    Purchase    Stated             535,000.00     12/1/2010
6324099032      256,000.00      255,779.58    Purchase    Stated             320,000.00      1/1/2011
6324181624      265,600.00      265,094.65    Purchase    Standard           332,000.00     12/1/2010
6324462453      840,000.00      840,000.00    Purchase    Standard         1,050,000.00      1/1/2011
6328315962      213,750.00      213,707.81    Purchase    Stated             285,000.00      1/1/2011
6329091265      352,000.00      352,000.00    Purchase    Standard           446,000.00      1/1/2011
6332933313      221,439.00      221,257.49    Purchase    Stated             290,000.00      1/1/2011
6333364427      482,300.00      482,300.00    Purchase    Stated             695,000.00     12/1/2010
6334061253      228,000.00      228,000.00    Purchase    Standard           285,000.00     12/1/2010
6334634489      439,313.60      439,313.60    Purchase    Standard           580,000.00     12/1/2010
6335614944      184,000.00      184,000.00    Purchase    Standard           241,000.00      1/1/2011
6339975085      190,000.00      190,000.00    Purchase    Standard           237,500.00     12/1/2010
6341707740      122,848.00      122,767.38    Purchase    Standard           154,000.00      1/1/2011
6342157358      439,200.00      439,200.00    Purchase    Standard           549,000.00     12/1/2010
6349696960    1,305,000.00    1,305,000.00    R/T Refi    Standard         1,740,000.00      1/1/2011
6350192818      107,200.00      107,200.00    Purchase    Standard           134,000.00      1/1/2011
6352661778      176,000.00      176,000.00    C/O Refi    Stated             408,000.00      1/1/2011
6355796662      552,000.00      552,000.00    Purchase    Stated             690,000.00     12/1/2010
6356073640      356,447.00      356,447.00    Purchase    Stated             575,000.00      1/1/2011
6360694589      236,000.00      236,000.00    Purchase    Standard           295,000.00     12/1/2010
6361301226      150,000.00      150,000.00    Purchase    Standard           190,000.00      1/1/2011
6365150983      154,320.00      154,151.08    Purchase    Standard           193,000.00      1/1/2011
6372052396      191,200.00      191,200.00    Purchase    Standard           239,000.00      1/1/2011
6372150984      209,600.00      209,600.00    Purchase    Standard           273,000.00     12/1/2010
6373179941      264,000.00      264,000.00    C/O Refi    Stated             390,000.00      1/1/2011
6375507180      165,000.00      165,000.00    R/T Refi    Stated             220,000.00     12/1/2010
6378837527      158,000.00      158,000.00    Purchase    Standard           204,000.00     12/1/2010
6380778263      192,000.00      192,000.00    Purchase    Standard           240,000.00     12/1/2010
6381149175      376,000.00      376,000.00    Purchase    Standard           470,000.00      1/1/2011
6387367888      404,000.00      403,929.44    Purchase    Standard           505,000.00      1/1/2011
6389640084      147,600.00      147,325.85    Purchase    Standard           190,000.00     12/1/2010
6390393707      119,250.00      119,134.09    Purchase    Stated             161,000.00      1/1/2011
6393589848      106,320.00      106,320.00    Purchase    Standard           134,000.00     12/1/2010
6394953555      110,000.00      109,779.84    Purchase    Stated             140,000.00     12/1/2010
6399274338      141,906.00      141,777.71    Purchase    Stated             186,000.00      1/1/2011
6403236638      296,000.00      296,000.00    Purchase    Standard           370,000.00      1/1/2011
6404966522      321,268.00      321,268.00    Purchase    Standard           402,000.00     12/1/2010
6408285952      176,000.00      176,000.00    Purchase    Standard           220,000.00     12/1/2010
6409213284      400,000.00      399,274.82    Purchase    Stated             600,000.00     12/1/2010
6409781603      650,000.00      650,000.00    Purchase    Stated           1,035,000.00      1/1/2011
6410615956      194,500.00      194,500.00    R/T Refi    Stated             260,000.00     12/1/2010
6410718396      963,750.00      963,750.00    Purchase    Stated           1,300,000.00     12/1/2010
6416731492      116,800.00      116,800.00    Purchase    Standard           146,000.00     12/1/2010
6425443709      120,000.00      119,886.13    Purchase    Reduced            160,000.00      1/1/2011
6425995666      319,320.00      319,051.73    Purchase    Standard           400,000.00      1/1/2011
6426243793       80,000.00       79,914.47    Purchase    Standard           103,000.00      1/1/2011
6427028458      312,000.00      312,000.00    Purchase    Standard           405,000.00     12/1/2010
6427317281      280,000.00      279,764.76    Purchase    Stated             350,000.00      1/1/2011
6429761023      467,400.00      467,400.00    C/O Refi    Stated             940,000.00     12/1/2010
6431385480      935,000.00      935,000.00    R/T Refi    Stated           1,623,000.00      1/1/2011
6433809438      347,920.00      347,919.60    Purchase    Standard           440,000.00      1/1/2011
6435436974      104,000.00      103,905.97    Purchase    Standard           155,000.00      1/1/2011
6440536552      176,250.00      175,980.94    R/T Refi    Stated             235,000.00     12/1/2010
6441168322      352,000.00      351,392.16    C/O Refi    Stated             440,000.00     12/1/2010
6444133059      386,080.00      386,080.00    Purchase    Stated             495,000.00     12/1/2010
6456415048    1,277,000.00    1,276,654.89    C/O Refi    Rapid            1,974,400.00     12/1/2010
6456638375      257,300.00      257,300.00    C/O Refi    Stated             580,000.00      1/1/2011
6458382048       70,000.00       69,856.91    Purchase    Stated             260,000.00     12/1/2010
6460236182      520,000.00      514,000.00    Purchase    Stated             655,000.00     12/1/2010
6461742444      700,000.00      699,382.40    C/O Refi    Stated           1,425,000.00      1/1/2011
6462058790      476,000.00      476,000.00    Purchase    Standard           600,000.00     12/1/2010
6462252161      164,000.00      164,000.00    Purchase    Standard           208,000.00     12/1/2010
6463476140      308,000.00      308,000.00    C/O Refi    Stated             385,000.00      1/1/2011
6467012578      388,000.00      388,000.00    Purchase    Standard           485,000.00      1/1/2011
6469488628      120,900.00      120,900.00    Purchase    Standard           155,000.00      1/1/2011
6471603107      105,600.00      105,403.86    Purchase    Standard           132,000.00     12/1/2010
6472887063       48,000.00       47,952.21    Purchase    Stated              60,000.00      1/1/2011
6473216023      212,657.00      212,657.00    Purchase    Standard           272,000.00     12/1/2010
6473302278      248,000.00      248,000.00    Purchase    Standard           310,000.00      1/1/2011
6473584230      240,000.00      240,000.00    Purchase    Standard           300,000.00      1/1/2011
6473643879    1,340,000.00    1,340,000.00    Purchase    Stated           1,675,000.00      1/1/2011
6473918768      118,965.00      118,965.00    Purchase    Stated             170,000.00     10/1/2010
6475321888      107,150.00      107,150.00    Purchase    Standard           135,000.00      1/1/2011
6477546300      303,920.00      303,664.67    Purchase    Stated             380,000.00      1/1/2011
6478023358      381,000.00      379,915.63    R/T Refi    Stated             480,000.00     12/1/2010
6478548933      137,600.00      137,298.09    Purchase    Standard           175,000.00     12/1/2010
6481161005      755,200.00      755,200.00    Purchase    Standard           944,000.00     12/1/2010
6486041939      232,000.00      232,000.00    Purchase    Standard           299,000.00     12/1/2010
6487241918      152,800.00      152,800.00    Purchase    Standard           191,000.00     12/1/2010
6489909116      280,000.00      279,752.95    Purchase    Stated             350,000.00      1/1/2011
6494954073      207,920.00      207,727.42    Purchase    Stated             259,900.00      1/1/2011
6494958868      313,300.00      313,300.00    Purchase    Standard           392,000.00     12/1/2010
6495179316      240,000.00      239,743.42    Purchase    Standard           310,000.00      1/1/2011
6504743482      236,000.00      235,753.59    Purchase    Standard           320,000.00      1/1/2011
6514972519      500,000.00      500,000.00    Purchase    Stated             640,000.00      1/1/2011
6518104911      247,920.00      247,920.00    Purchase    Standard           322,000.00     12/1/2010
6520573863      119,600.00      119,349.64    Purchase    Standard           149,500.00     12/1/2010
6520781631      220,000.00      219,977.00    Purchase    Standard           300,000.00     12/1/2010
6520816395      600,000.00      600,000.00    C/O Refi    Stated             860,000.00     12/1/2010
6520859015      115,920.00      115,699.43    Purchase    Stated             149,000.00     12/1/2010
6521084407      538,400.00      538,400.00    Purchase    Stated             692,000.00      1/1/2011
6521781648      246,960.00      246,960.00    Purchase    Standard           325,000.00      1/1/2011
6524542658      165,192.00      165,192.00    Purchase    Standard           206,500.00     12/1/2010
6525882947      358,427.00      358,427.00    Purchase    Stated             448,033.00     12/1/2010
6526337412      164,000.00      163,648.52    Purchase    Standard           213,000.00     12/1/2010
6527831645      330,000.00      330,000.00    Purchase    Stated             426,000.00      1/1/2011
6528906461       96,000.00       96,000.00    Purchase    Standard           120,000.00     12/1/2010
6529070895      433,500.00      433,500.00    C/O Refi    Stated             630,000.00     12/1/2010
6530473054      146,400.00      146,400.00    Purchase    Standard           183,000.00      1/1/2011
6530752101      445,600.00      445,592.13    Purchase    Standard           557,000.00     12/1/2010
6533328313      368,000.00      368,000.00    Purchase    Stated             475,000.00      1/1/2011
6533511256      116,752.00      116,752.00    Purchase    Standard           147,000.00     12/1/2010
6538571271      288,000.00      288,000.00    Purchase    Standard           360,000.00      1/1/2011
6542557647      292,000.00      292,000.00    Purchase    Standard           365,000.00      1/1/2011
6547685229      536,250.00      536,250.00    R/T Refi    Stated             715,000.00      1/1/2011
6548774782      435,500.00      435,500.00    Purchase    Stated             670,000.00     12/1/2010
6550346412      432,076.00      432,076.00    Purchase    Standard           540,500.00      1/1/2011
6564630819      750,000.00      750,000.00    Purchase    Stated             945,000.00      1/1/2011
6572384383       91,200.00       91,125.24    Purchase    Standard           140,000.00      1/1/2011
6572512272      404,400.00      404,400.00    Purchase    Standard           506,000.00      1/1/2011
6575681629      276,000.00      275,744.36    Purchase    Stated             355,000.00      1/1/2011
6577821033      162,960.00      162,960.00    Purchase    Standard           205,000.00     12/1/2010
6578069582      212,000.00      211,596.63    Purchase    Standard           265,000.00     12/1/2010
6578235043      164,000.00      163,862.21    Purchase    Stated             265,000.00      1/1/2011
6578469519      650,000.00      649,997.88    Purchase    Standard           820,000.00     12/1/2010
6581359426      191,200.00      191,200.00    Purchase    Standard           239,000.00      1/1/2011
6583633349      168,000.00      167,943.27    Purchase    Standard           212,000.00      1/1/2011
6589516027      134,000.00      133,719.51    Purchase    Rapid              169,000.00     12/1/2010
6590117617      209,600.00      209,600.00    Purchase    Standard           262,000.00      1/1/2011
6591315434      194,920.00      194,920.00    Purchase    Stated             251,000.00     12/1/2010
6592585845      112,400.00      112,191.24    Purchase    Standard           141,500.00     12/1/2010
6593282418      167,960.00      167,640.43    Purchase    Stated             212,000.00     12/1/2010
6594623362      298,288.00      298,288.00    Purchase    Standard           373,000.00      1/1/2011
6594630441      419,680.00      419,680.00    Purchase    Stated             525,000.00     12/1/2010
6596911104      155,000.00      154,879.08    Purchase    Stated             195,000.00      1/1/2011
6601310144      747,500.00      746,509.20    C/O Refi    Stated           1,150,000.00      1/1/2011
6601423723      337,600.00      337,600.00    Purchase    Standard           423,000.00      1/1/2011
6603720415      168,000.00      168,000.00    Purchase    Standard           214,000.00     12/1/2010
6605022281      595,000.00      595,000.00    C/O Refi    Stated             796,000.00      1/1/2011
6605817326      500,000.00      500,000.00    Purchase    Stated             625,000.00      1/1/2011
6608916067      268,880.00      268,630.96    Purchase    Standard           338,000.00      1/1/2011
6609528796      396,000.00      395,667.31    Purchase    Stated             495,000.00      1/1/2011
6610842301      287,836.00      287,562.89    Purchase    Stated             389,000.00      1/1/2011
6615752992      163,100.00      163,100.00    Purchase    Standard           210,000.00      1/1/2011
6620002631      364,000.00      364,000.00    C/O Refi    Stated             520,000.00     12/1/2010
6624810351      472,000.00      471,958.33    Purchase    Standard           590,000.00     12/1/2010
6625437626       71,057.11       71,057.11    Purchase    Stated             148,000.00     12/1/2010
6625450306      432,000.00      432,000.00    R/T Refi    Standard           550,000.00      1/1/2011
6627361055      486,750.00      486,750.00    Purchase    Stated             649,000.00      1/1/2011
6628025170      210,320.00      210,320.00    Purchase    Standard           263,000.00      1/1/2011
6629581213      642,500.00      641,919.17    Purchase    Stated             885,000.00      1/1/2011
6630563051      633,600.00      633,600.00    Purchase    Standard           792,000.00     12/1/2010
6632310469      185,925.00      185,925.00    Purchase    Stated             265,000.00     12/1/2010
6632875503      344,045.00      344,045.00    Purchase    Standard           479,000.00     12/1/2010
6641204182      420,963.00      420,963.00    Purchase    Standard           526,500.00      1/1/2011
6641309791      407,200.00      407,200.00    Purchase    Stated             545,000.00      1/1/2011
6647628905      188,000.00      188,000.00    Purchase    Standard           235,000.00     12/1/2010
6648779160      460,000.00      460,000.00    C/O Refi    Stated             675,000.00     12/1/2010
6651926716      235,920.00      235,920.00    Purchase    Standard           294,900.00     12/1/2010
6657378177      166,400.00      166,400.00    Purchase    Standard           210,000.00      1/1/2011
6659601543      233,700.00      233,700.00    Purchase    Stated             293,500.00      1/1/2011
6661149804      464,000.00      464,000.00    Purchase    Rapid              582,000.00     12/1/2010
6661182979      137,600.00      137,471.83    Purchase    Standard           172,000.00      1/1/2011
6662272803      148,720.00      148,408.71    Purchase    Standard           198,000.00     12/1/2010
6664257752       44,000.00       44,000.00    Purchase    Stated              56,000.00      1/1/2011
6668540195      180,000.00      179,829.20    Purchase    Standard           225,000.00      1/1/2011
6668724096      215,200.00      215,200.00    Purchase    Standard           275,000.00      1/1/2011
6669276781      280,000.00      280,000.00    Purchase    Standard           350,000.00     12/1/2010
6673311509      440,000.00      439,621.16    Purchase    Stated             550,000.00      1/1/2011
6674442089      176,000.00      176,000.00    Purchase    Standard           220,000.00     12/1/2010
6675126533      229,600.00      229,600.00    Purchase    Standard           287,000.00     12/1/2010
6676639716      102,792.00      102,703.50    Purchase    Stated             145,000.00      1/1/2011
6678185379      132,000.00      131,871.70    C/O Refi    Stated             184,000.00      1/1/2011
6679792074      196,000.00      196,000.00    Purchase    Standard           245,000.00      1/1/2011
6680817530      486,400.00      486,400.00    Purchase    Standard           608,000.00     12/1/2010
6681797392      219,280.00      218,852.65    Purchase    Standard           275,000.00     12/1/2010
6681864424      260,000.00      260,000.00    Purchase    Standard           325,000.00     12/1/2010
6685160472      420,000.00      420,000.00    Purchase    Standard           530,000.00      1/1/2011
6689962378      256,000.00      255,949.43    Purchase    Standard           350,000.00      1/1/2011
6690894263      202,400.00      202,400.00    Purchase    Stated             255,000.00      1/1/2011
6693964238      215,920.00      215,442.36    Purchase    Standard           270,000.00     12/1/2010
6694423127      210,400.00      210,400.00    Purchase    Standard           270,000.00     12/1/2010
6694799146      410,000.00      410,000.00    Purchase    Standard           580,000.00      1/1/2011
6698781470      130,400.00      130,163.58    Purchase    Stated             165,000.00     12/1/2010
6700353342      231,900.00      231,679.96    Purchase    Stated             290,900.00      1/1/2011
6703211513      181,600.00      181,600.00    Purchase    Standard           227,000.00     12/1/2010
6704023123      292,500.00      292,053.49    Purchase    Stated             390,000.00     12/1/2010
6705289202      188,000.00      187,838.13    Purchase    Standard           235,000.00      1/1/2011
6705657333      397,600.00      397,600.00    Purchase    Stated             497,000.00      1/1/2011
6706284897      184,600.00      184,600.00    C/O Refi    Stated             280,000.00     12/1/2010
6707063316      199,920.00      199,920.00    Purchase    Standard           255,000.00      1/1/2011
6710348910      151,920.00      151,768.76    Purchase    Standard           190,000.00      1/1/2011
6714158158       68,000.00       67,888.19    Purchase    Stated              88,000.00     12/1/2010
6715292956      386,400.00      386,400.00    Purchase    Standard           490,000.00     12/1/2010
6716062572      124,720.00      124,720.00    Purchase    Standard           164,000.00      1/1/2011
6723251366      190,900.00      190,900.00    Purchase    Standard           241,000.00      1/1/2011
6724742132      171,920.00      171,920.00    Purchase    Standard           215,000.00     12/1/2010
6730258545      208,000.00      207,772.52    Purchase    Reduced            268,000.00      1/1/2011
6731055650      172,000.00      172,000.00    Purchase    Standard           219,000.00     12/1/2010
6736474278      121,592.00      121,501.76    Purchase    Stated             161,000.00      1/1/2011
6739182670      104,000.00      104,000.00    Purchase    Stated             135,000.00     12/1/2010
6739854633      559,960.00      559,960.00    Purchase    Standard           700,000.00      1/1/2011
6741706979      428,000.00      428,000.00    Purchase    Standard           535,000.00     12/1/2010
6742286708      153,600.00      153,461.14    Purchase    Standard           200,000.00      1/1/2011
6743473081      163,446.00      163,446.00    Purchase    Standard           210,000.00     12/1/2010
6745069903      212,558.00      212,133.72    Purchase    Stated             270,000.00     12/1/2010
6745987120      272,000.00      272,000.00    Purchase    Stated             342,000.00     12/1/2010
6746150181      248,224.00      248,039.78    Purchase    Stated             375,000.00      1/1/2011
6746823720      167,200.00      166,874.15    Purchase    Standard           209,000.00     12/1/2010
6754658612      280,000.00      279,427.65    Purchase    Stated             353,000.00     12/1/2010
6758810847       63,000.00       63,000.00    Purchase    Standard            88,000.00     12/1/2010
6759743476      328,000.00      328,000.00    Purchase    Standard           410,000.00     12/1/2010
6761192449      284,000.00      283,459.65    Purchase    Stated             355,000.00     12/1/2010
6761377883      212,000.00      212,000.00    Purchase    Standard           265,000.00     12/1/2010
6761885554      263,992.00      263,992.00    Purchase    Standard           335,000.00      1/1/2011
6764333529      280,000.00      280,000.00    C/O Refi    Stated             416,000.00      1/1/2011
6764610322      103,600.00      103,412.17    Purchase    Standard           130,000.00     12/1/2010
6767582197      290,400.00      290,110.90    Purchase    Standard           368,000.00      1/1/2011
6770926563       51,800.00       51,756.48    C/O Refi    Stated              74,000.00      1/1/2011
6772666068      468,000.00      468,000.00    Purchase    Standard           585,000.00      1/1/2011
6774536079      158,400.00      158,400.00    Purchase    Stated             228,000.00     12/1/2010
6775133074      264,000.00      264,000.00    Purchase    Standard           330,000.00      1/1/2011
6776818632      165,871.00      165,871.00    Purchase    Stated             224,000.00     12/1/2010
6778098233      170,975.00      170,975.00    Purchase    Standard           215,000.00     12/1/2010
6779667341      188,000.00      188,000.00    Purchase    Standard           235,000.00      1/1/2011
6781479990      500,000.00      499,558.86    Purchase    Stated             625,000.00      1/1/2011
6789044945      325,000.00      325,000.00    C/O Refi    Stated             730,000.00     12/1/2010
6789124473      238,500.00      238,500.00    Purchase    Stated             265,000.00      1/1/2011
6789299168      215,920.00      215,920.00    Purchase    Standard           271,000.00     12/1/2010
6789372569      324,000.00      324,000.00    C/O Refi    Stated             540,000.00     12/1/2010
6790731829      316,800.00      316,800.00    Purchase    Standard           397,000.00      1/1/2011
6791060384      279,495.00      279,495.00    Purchase    Standard           355,000.00      1/1/2011
6791415729      529,504.00      529,504.00    Purchase    Standard           662,000.00      1/1/2011
6791664276      188,000.00      188,000.00    Purchase    Standard           240,000.00      1/1/2011
6799046427      542,400.00      542,100.00    Purchase    Standard           678,000.00     12/1/2010
6800564822      228,000.00      227,778.39    Purchase    Reduced            285,000.00      1/1/2011
6801293413      168,000.00      168,000.00    Purchase    Standard           210,000.00      1/1/2011
6802280054      384,000.00      383,608.49    Purchase    Stated             559,000.00      1/1/2011
6804260666      167,600.00      167,600.00    Purchase    Standard           210,000.00     12/1/2010
6804520036      434,276.00      434,276.00    Purchase    Stated             542,845.00     12/1/2010
6804930490      435,500.00      434,588.44    Purchase    Stated             696,000.00     12/1/2010
6814189715      465,000.00      465,000.00    Purchase    Stated           1,200,000.00     12/1/2010
6823732489      103,200.00      103,200.00    Purchase    Standard           130,000.00      1/1/2011
6825365320      252,000.00      252,000.00    Purchase    Standard           360,000.00      1/1/2011
6825405977      175,120.00      175,120.00    Purchase    Standard           219,000.00      1/1/2011
6827050052      330,000.00      330,000.00    Purchase    Stated             440,000.00      1/1/2011
6831228314      284,000.00      283,971.94    Purchase    Standard           360,000.00     12/1/2010
6834447655      360,000.00      360,000.00    R/T Refi    Stated             450,000.00     12/1/2010
6835450427      365,250.00      365,250.00    Purchase    Stated             490,000.00     12/1/2010
6836599701      236,000.00      236,000.00    C/O Refi    Stated             351,000.00      1/1/2011
6836836111      154,400.00      154,120.07    Purchase    Stated             193,000.00     12/1/2010
6837406047      457,496.00      457,496.00    Purchase    Stated             578,000.00      1/1/2011
6839152789      179,200.00      178,867.16    Purchase    Reduced            226,000.00     12/1/2010
6841101733      212,000.00      212,000.00    Purchase    Standard           265,000.00      1/1/2011
6841203745      197,600.00      197,600.00    Purchase    Standard           247,000.00     12/1/2010
6842935014      480,000.00      480,000.00    Purchase    Standard           600,000.00      1/1/2011
6844056256      150,460.00      150,460.00    Purchase    Standard           190,000.00      1/1/2011
6844243474      550,000.00      550,000.00    Purchase    Standard           687,500.00      1/1/2011
6845857777      245,146.00      245,146.00    Purchase    Standard           525,000.00     12/1/2010
6846062914      799,200.00      797,751.11    Purchase    Standard         1,100,000.00     12/1/2010
6846529680      583,700.00      583,700.00    Purchase    Stated           1,000,000.00      1/1/2011
6848373665      154,202.00      154,202.00    Purchase    Standard           195,000.00      1/1/2011
6851087848      287,920.00      287,385.24    Purchase    Stated             364,000.00     12/1/2010
6852109161      260,800.00      260,800.00    Purchase    Standard           326,000.00     12/1/2010
6857128265      247,200.00      247,200.00    Purchase    Stated             309,000.00     12/1/2010
6860207783      220,000.00      220,000.00    Purchase    Standard           275,000.00     12/1/2010
6861653621      231,000.00      230,803.00    Purchase    Stated             312,000.00     12/1/2010
6865033507      492,000.00      491,521.80    Purchase    Standard           625,000.00      1/1/2011
6866243832       18,060.00       18,044.82    Purchase    Stated              24,000.00      1/1/2011
6867040146      295,000.00      295,000.00    C/O Refi    Stated             375,000.00      1/1/2011
6867276864      250,000.00      250,000.00    C/O Refi    Stated             380,000.00      1/1/2011
6869635794      109,600.00      109,600.00    Purchase    Standard           142,000.00     12/1/2010
6871912561      156,800.00      156,800.00    Purchase    Standard           196,000.00      1/1/2011
6874220749       82,400.00       82,400.00    R/T Refi    Standard           103,000.00      1/1/2011
6875019090      423,992.00      423,165.71    Purchase    Stated             535,000.00     12/1/2010
6875209212      270,000.00      269,999.51    C/O Refi    Stated             420,000.00     12/1/2010
6876666857      475,000.00      474,538.33    Purchase    Stated             777,500.00      1/1/2011
6880483018      164,000.00      164,000.00    Purchase    Standard           205,000.00      1/1/2011
6883759265       92,890.00       92,808.04    Purchase    Stated             135,000.00      1/1/2011
6884790442      776,000.00      775,208.83    Purchase    Stated             970,000.00      1/1/2011
6885676780      457,600.00      457,600.00    Purchase    Standard           572,634.00     12/1/2010
6888839450    1,450,000.00    1,450,000.00    Purchase    Standard         2,200,000.00     12/1/2010
6890419762      118,400.00      118,400.00    Purchase    Standard           151,000.00      1/1/2011
6892314748      109,200.00      108,886.66    Purchase    Stated             138,000.00     12/1/2010
6894595864      250,764.00      250,764.00    Purchase    Standard           317,000.00      1/1/2011
6895908637      476,000.00      475,590.17    R/T Refi    Stated             595,000.00      1/1/2011
6896833214      471,600.00      471,600.00    Purchase    Standard           590,000.00      1/1/2011
6897891112      264,490.00      263,986.75    R/T Refi    Stated             332,000.00     12/1/2010
6900218972      252,000.00      252,000.00    Purchase    Standard           315,000.00     12/1/2010
6906884819      424,750.00      424,750.00    Purchase    Stated             535,000.00      1/1/2011
6913431711      251,250.00      251,250.00    Purchase    Stated             335,000.00     12/1/2010
6916000158      186,960.00      186,960.00    Purchase    Standard           236,000.00     12/1/2010
6917858679      128,000.00      128,000.00    Purchase    Standard           165,000.00     12/1/2010
6924780593      157,500.00      157,193.05    Purchase    Stated             225,000.00     12/1/2010
6925859362      225,000.00      225,000.00    R/T Refi    Stated             300,000.00     12/1/2010
6926384683      697,600.00      697,600.00    Purchase    Standard           880,000.00     12/1/2010
6926517225      144,800.00      144,524.50    Purchase    Reduced            186,000.00     12/1/2010
6927009966      102,728.00      102,728.00    Purchase    Standard           129,500.00      9/1/2010
6929514807      130,920.80      130,657.19    Purchase    Stated             165,000.00     12/1/2010
6932562355      385,000.00      385,000.00    Purchase    Stated             520,000.00     12/1/2010
6935788114      183,920.00      183,757.73    Purchase    Standard           252,000.00      1/1/2011
6937262373      119,920.00      119,712.92    Purchase    Standard           156,000.00     12/1/2010
6938963037      105,750.00      105,750.00    Purchase    Stated             145,000.00      1/1/2011
6938968630      128,400.00      128,321.95    Purchase    Standard           161,000.00     12/1/2010
6939728561      356,800.00      356,500.24    Purchase    Stated             457,500.00      1/1/2011
6944326104       97,320.00       97,232.02    Purchase    Reduced            122,000.00      1/1/2011
6950157310      130,694.00      130,118.81    Purchase    Stated             154,000.00     12/1/2009
6958207729      240,000.00      239,749.42    C/O Refi    Stated             300,000.00      1/1/2011
6959510766      270,400.00      270,149.55    Purchase    Stated             340,000.00      1/1/2011
6962957160      743,960.00      743,960.00    Purchase    Standard           930,000.00     12/1/2010
6962994221      170,625.00      170,625.00    Purchase    Stated             228,000.00     12/1/2010
6964543315      296,000.00      296,000.00    Purchase    Standard           370,000.00     12/1/2010
6968069929      202,864.00      202,864.00    Purchase    Standard           280,000.00      1/1/2011
6968569647      205,000.00      205,000.00    C/O Refi    Stated             310,000.00     12/1/2010
6969304697      142,800.00      142,800.00    Purchase    Standard           179,000.00     12/1/2010
6970108483      130,500.00      130,233.24    Purchase    Stated             155,000.00     12/1/2010
6970947302      100,000.00       99,907.38    Purchase    Stated             285,000.00      1/1/2011
6975556066       99,120.00       98,976.06    Purchase    Stated             124,000.00     12/1/2010
6976064201      291,200.00      291,200.00    Purchase    Standard           365,000.00     12/1/2010
6980459843       99,400.00       99,210.87    C/O Refi    Stated             142,000.00     12/1/2010
6981172403       90,800.00       90,705.19    Purchase    Standard           113,500.00      1/1/2011
6982031699      437,500.00      437,167.09    Purchase    Stated             625,000.00      1/1/2011
6986370523      559,920.00      559,920.00    Purchase    Stated             699,900.00     12/1/2010
6987774707       95,000.00       94,997.00    Purchase    Standard           170,000.00      1/1/2011
6987858732      378,396.00      378,335.12    Purchase    Stated             480,000.00     12/1/2010
6989370728      248,000.00      248,000.00    Purchase    Stated             310,000.00      1/1/2011
6989435307      383,271.00      383,271.00    Purchase    Standard           508,000.00      1/1/2011
6990052547      244,000.00      244,000.00    Purchase    Standard           305,000.00      1/1/2011
6992365947      127,600.00      127,368.67    Purchase    Reduced            160,000.00     12/1/2010
6998588633      268,126.00      267,615.85    Purchase    Standard           336,000.00     12/1/2010
6998746827      212,000.00      212,000.00    Purchase    Standard           278,000.00     12/1/2010
6054071243      620,000.00      620,000.00    C/O Refi    Rapid            2,500,000.00     12/1/2010
6579949444      767,200.00      767,200.00    Purchase    SISA               959,000.00     12/1/2010

LOANID        CEILING     FLOOR    CAPINT     MARGIN    INDEX          ODATE
---------------------------------------------------------------------------------

6025643104     11.125      2.25         2       2.25    12 MO LIBOR    10/12/2005
6053065105      10.75      2.25         2       2.25    12 MO LIBOR     10/3/2005
6160066202     10.875      2.25         2       2.25    12 MO LIBOR    10/28/2005
6215672467         11      2.25         2       2.25    12 MO LIBOR    10/20/2005
6281943065      10.75      2.25         2       2.25    12 MO LIBOR    10/12/2005
6460499459     10.125      2.25         2       2.25    12 MO LIBOR    10/20/2005
6326862221       10.5      2.25         2       2.25    12 MO LIBOR     9/21/2005
6543028143      10.25      2.25         2       2.25    12 MO LIBOR     9/27/2005
6884003523     11.625      2.25         2       2.25    12 MO LIBOR    10/12/2005
6001993507      11.75      2.25         2       2.25    12 MO LIBOR     12/1/2005
6002723192         11      2.25         2       2.25    12 MO LIBOR     12/7/2005
6004938046       11.5      2.25         2       2.25    12 MO LIBOR     12/1/2005
6007073064       10.5      2.25         2       2.25    12 MO LIBOR     12/8/2005
6007523837      10.75      2.25         2       2.25    12 MO LIBOR     12/6/2005
6010561824     10.875      2.25         2       2.25    12 MO LIBOR    11/17/2005
6011928493      9.875      2.25         2       2.25    12 MO LIBOR    11/29/2005
6013466781         11      2.25         2       2.25    12 MO LIBOR    11/29/2005
6013677577     11.375      2.25         2       2.25    12 MO LIBOR    12/19/2005
6014201344     10.625      2.25         2       2.25    12 MO LIBOR    11/17/2005
6017701720     10.625      2.25         2       2.25    12 MO LIBOR    11/21/2005
6022447038     11.375      2.25         2       2.25    12 MO LIBOR     12/5/2005
6026179470     11.625      2.25         2       2.25    12 MO LIBOR    11/22/2005
6029150692       11.5      2.25         2       2.25    12 MO LIBOR    12/15/2005
6030830142      11.25      2.25         2       2.25    12 MO LIBOR    12/12/2005
6030951203         11      2.25         2       2.25    12 MO LIBOR    12/16/2005
6031269464      11.75      2.25         2       2.25    12 MO LIBOR    11/16/2005
6032592690     10.375      2.25         2       2.25    12 MO LIBOR    11/22/2005
6032616747     11.125      2.25         2       2.25    12 MO LIBOR    11/23/2005
6035910485     10.875      2.25         2       2.25    12 MO LIBOR    11/30/2005
6038573371     10.375      2.25         2       2.25    12 MO LIBOR    11/18/2005
6039694218     11.625      2.25         2       2.25    12 MO LIBOR     12/7/2005
6040674753      11.25      2.25         2       2.25    12 MO LIBOR    12/16/2005
6042575297      11.25      2.25         2       2.25    12 MO LIBOR    11/18/2005
6044303268       10.5      2.25         2       2.25    12 MO LIBOR     12/7/2005
6045076608     11.875      2.25         2       2.25    12 MO LIBOR     12/1/2005
6048463555     11.125      2.25         2       2.25    12 MO LIBOR    12/12/2005
6048646589     11.375      2.25         2       2.25    12 MO LIBOR    12/13/2005
6052764401     10.875      2.25         2       2.25    12 MO LIBOR     12/1/2005
6054203937      11.25      2.25         2       2.25    12 MO LIBOR    11/21/2005
6055311879         11      2.25         2       2.25    12 MO LIBOR     12/2/2005
6055352378      11.25      2.25         2       2.25    12 MO LIBOR     12/2/2005
6056482166      11.25      2.25         2       2.25    12 MO LIBOR     12/1/2005
6056960823     11.375      2.25         2       2.25    12 MO LIBOR    11/18/2005
6057240217     11.125      2.25         2       2.25    12 MO LIBOR    11/10/2005
6064733469      11.25      2.25         2       2.25    12 MO LIBOR    11/28/2005
6065168152       11.5      2.25         2       2.25    12 MO LIBOR     12/7/2005
6066971158     11.125      2.25         2       2.25    12 MO LIBOR    11/28/2005
6066996916      10.75      2.25         2       2.25    12 MO LIBOR    11/17/2005
6068546362     10.875      2.25         2       2.25    12 MO LIBOR    12/16/2005
6068618435         11      2.25         2       2.25    12 MO LIBOR     12/8/2005
6068938122       11.5      2.25         2       2.25    12 MO LIBOR     12/8/2005
6069344635     11.125      2.25         2       2.25    12 MO LIBOR     12/5/2005
6072032458     12.375      2.25         2       2.25    12 MO LIBOR     12/7/2005
6077121645     11.375      2.25         2       2.25    12 MO LIBOR    11/23/2005
6082094910     10.875      2.25         2       2.25    12 MO LIBOR    11/29/2005
6082476554     10.875      2.25         2       2.25    12 MO LIBOR    12/21/2005
6083690369     11.375      2.25         2       2.25    12 MO LIBOR    11/17/2005
6085912423     10.125      2.25         2       2.25    12 MO LIBOR    12/21/2005
6086576979     11.375      2.25         2       2.25    12 MO LIBOR    12/14/2005
6088133993     11.125      2.25         2       2.25    12 MO LIBOR    11/22/2005
6089270521     11.875      2.25         2       2.25    12 MO LIBOR     12/7/2005
6090847408      11.25      2.25         2       2.25    12 MO LIBOR    11/28/2005
6096944431         11      2.25         2       2.25    12 MO LIBOR     12/1/2005
6096954596      11.75      2.25         2       2.25    12 MO LIBOR    12/13/2005
6097261017         11      2.25         2       2.25    12 MO LIBOR    12/19/2005
6099116789     11.125      2.25         2       2.25    12 MO LIBOR     12/6/2005
6103819337     11.625      2.25         2       2.25    12 MO LIBOR    12/15/2005
6106025858     10.875      2.25         2       2.25    12 MO LIBOR    11/29/2005
6106094904     10.875      2.25         2       2.25    12 MO LIBOR     12/9/2005
6108471134         11      2.25         2       2.25    12 MO LIBOR     12/7/2005
6113269341      11.75      2.25         2       2.25    12 MO LIBOR    11/14/2005
6116697399         11      2.25         2       2.25    12 MO LIBOR    10/25/2005
6122429696     11.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6125142866     10.875      2.25         2       2.25    12 MO LIBOR    11/30/2005
6127027487     11.125      2.25         2       2.25    12 MO LIBOR    11/15/2005
6137336126      11.25      2.25         2       2.25    12 MO LIBOR     12/1/2005
6139889726     11.625      2.25         2       2.25    12 MO LIBOR    12/13/2005
6140274397     10.625      2.25         2       2.25    12 MO LIBOR    12/12/2005
6142051736     10.875      2.25         2       2.25    12 MO LIBOR     12/6/2005
6142905261         11      2.25         2       2.25    12 MO LIBOR    11/23/2005
6143096078         11      2.25         2       2.25    12 MO LIBOR    12/20/2005
6146539488     11.375      2.25         2       2.25    12 MO LIBOR    11/10/2005
6150695150       10.5      2.25         2       2.25    12 MO LIBOR    11/29/2005
6153582199         11      2.25         2       2.25    12 MO LIBOR     12/2/2005
6155788026      11.75      2.25         2       2.25    12 MO LIBOR    12/16/2005
6159115051       11.5      2.25         2       2.25    12 MO LIBOR    11/18/2005
6159499737      11.75      2.25         2       2.25    12 MO LIBOR    11/25/2005
6159979134         11      2.25         2       2.25    12 MO LIBOR    11/22/2005
6160578487         11      2.25         2       2.25    12 MO LIBOR    11/29/2005
6168488655     11.875      2.25         2       2.25    12 MO LIBOR     12/2/2005
6174321429     11.125      2.25         2       2.25    12 MO LIBOR    12/21/2005
6175411351       10.5      2.25         2       2.25    12 MO LIBOR    12/15/2005
6176575204     11.375      2.25         2       2.25    12 MO LIBOR    12/21/2005
6178706948      11.75      2.25         2       2.25    12 MO LIBOR    12/23/2005
6179324766       11.5      2.25         2       2.25    12 MO LIBOR    12/14/2005
6181265908      10.25      2.25         2       2.25    12 MO LIBOR    11/28/2005
6183716098      11.25      2.25         2       2.25    12 MO LIBOR     12/5/2005
6185537336     11.875      2.25         2       2.25    12 MO LIBOR    12/13/2005
6186406564      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6186558455       10.5      2.25         2       2.25    12 MO LIBOR    11/15/2005
6188136177     10.875      2.25         2       2.25    12 MO LIBOR     12/2/2005
6198863760     11.875      2.25         2       2.25    12 MO LIBOR    12/15/2005
6200679196     10.375      2.25         2       2.25    12 MO LIBOR    11/22/2005
6203262560     10.375      2.25         2       2.25    12 MO LIBOR    11/22/2005
6206630672     10.625      2.25         2       2.25    12 MO LIBOR    11/28/2005
6208089844     10.375      2.25         2       2.25    12 MO LIBOR     10/5/2005
6209607875     11.625      2.25         2       2.25    12 MO LIBOR    11/23/2005
6210260300         11      2.25         2       2.25    12 MO LIBOR    11/16/2005
6214206580     12.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6216246188      11.25      2.25         2       2.25    12 MO LIBOR    11/21/2005
6216448792     12.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6223260487      11.25      2.25         2       2.25    12 MO LIBOR    12/15/2005
6224623030     11.875      2.25         2       2.25    12 MO LIBOR    12/15/2005
6225176376       11.5      2.25         2       2.25    12 MO LIBOR    12/12/2005
6225243432     11.875      2.25         2       2.25    12 MO LIBOR    11/28/2005
6225825931     11.625      2.25         2       2.25    12 MO LIBOR    12/14/2005
6226466040       11.5      2.25         2       2.25    12 MO LIBOR     11/9/2005
6229216046         11      2.25         2       2.25    12 MO LIBOR    11/30/2005
6229873200     11.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6232950789         11      2.25         2       2.25    12 MO LIBOR    12/15/2005
6233697116     10.625      2.25         2       2.25    12 MO LIBOR    12/12/2005
6247877662     10.875      2.25         2       2.25    12 MO LIBOR    11/18/2005
6248127653       11.5      2.25         2       2.25    12 MO LIBOR    11/23/2005
6249152510         11      2.25         2       2.25    12 MO LIBOR    12/21/2005
6251036486      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6253501685      11.75      2.25         2       2.25    12 MO LIBOR    12/20/2005
6253685520     11.625      2.25         2       2.25    12 MO LIBOR    11/29/2005
6253877713     11.375      2.25         2       2.25    12 MO LIBOR    12/23/2005
6257345725       11.5      2.25         2       2.25    12 MO LIBOR    12/16/2005
6260258816     11.125      2.25         2       2.25    12 MO LIBOR     12/2/2005
6266118527      10.75      2.25         2       2.25    12 MO LIBOR    11/29/2005
6266623955       11.5      2.25         2       2.25    12 MO LIBOR    12/21/2005
6268524284         12      2.25         2       2.25    12 MO LIBOR    12/12/2005
6270377192      11.75      2.25         2       2.25    12 MO LIBOR     12/2/2005
6277029788      11.25      2.25         2       2.25    12 MO LIBOR     12/9/2005
6277650948         11      2.25         2       2.25    12 MO LIBOR    11/21/2005
6277998602     11.875      2.25         2       2.25    12 MO LIBOR    11/22/2005
6278215220      11.75      2.25         2       2.25    12 MO LIBOR    12/15/2005
6280740603     10.625      2.25         2       2.25    12 MO LIBOR     11/3/2005
6281514932      11.75      2.25         2       2.25    12 MO LIBOR    11/22/2005
6282543518      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6284123368         11      2.25         2       2.25    12 MO LIBOR     12/8/2005
6290525614      11.25      2.25         2       2.25    12 MO LIBOR     12/9/2005
6291729157     11.625      2.25         2       2.25    12 MO LIBOR    11/30/2005
6292271522     11.125      2.25         2       2.25    12 MO LIBOR    12/16/2005
6294456865     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6295643784       10.5      2.25         2       2.25    12 MO LIBOR    12/22/2005
6295742842     11.375      2.25         2       2.25    12 MO LIBOR    11/29/2005
6296326348      10.25      2.25         2       2.25    12 MO LIBOR    11/28/2005
6301699580     10.625      2.25         2       2.25    12 MO LIBOR     12/8/2005
6302430217      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6302914954     11.625      2.25         2       2.25    12 MO LIBOR     12/2/2005
6304941880       9.75      2.25         2       2.25    12 MO LIBOR    11/18/2005
6307834231       11.5      2.25         2       2.25    12 MO LIBOR     12/1/2005
6310715922     10.875      2.25         2       2.25    12 MO LIBOR    11/15/2005
6310948101         11      2.25         2       2.25    12 MO LIBOR    10/19/2005
6313116698     10.875      2.25         2       2.25    12 MO LIBOR    12/16/2005
6313645142      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6315131356     11.375      2.25         2       2.25    12 MO LIBOR    12/15/2005
6315370905     11.125      2.25         2       2.25    12 MO LIBOR    12/15/2005
6316888384       11.5      2.25         2       2.25    12 MO LIBOR    12/22/2005
6319723679      11.75      2.25         2       2.25    12 MO LIBOR    11/25/2005
6321229020       10.5      2.25         2       2.25    12 MO LIBOR     12/1/2005
6322837136     10.375      2.25         2       2.25    12 MO LIBOR    11/10/2005
6324099032      11.75      2.25         2       2.25    12 MO LIBOR    12/14/2005
6324181624      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6324462453     10.625      2.25         2       2.25    12 MO LIBOR    11/18/2005
6328315962       11.5      2.25         2       2.25    12 MO LIBOR    11/30/2005
6329091265     11.125      2.25         2       2.25    12 MO LIBOR    12/19/2005
6332933313         12      2.25         2       2.25    12 MO LIBOR    12/21/2005
6333364427     11.375      2.25         2       2.25    12 MO LIBOR    11/30/2005
6334061253         10      2.25         2       2.25    12 MO LIBOR    11/18/2005
6334634489     10.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6335614944      11.25      2.25         2       2.25    12 MO LIBOR    12/12/2005
6339975085     10.875      2.25         2       2.25    12 MO LIBOR    11/30/2005
6341707740      11.75      2.25         2       2.25    12 MO LIBOR     12/5/2005
6342157358     10.875      2.25         2       2.25    12 MO LIBOR    11/21/2005
6349696960      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6350192818      11.75      2.25         2       2.25    12 MO LIBOR     12/9/2005
6352661778      11.25      2.25         2       2.25    12 MO LIBOR     12/8/2005
6355796662     10.875      2.25         2       2.25    12 MO LIBOR    11/15/2005
6356073640         11      2.25         2       2.25    12 MO LIBOR     12/9/2005
6360694589     11.625      2.25         2       2.25    12 MO LIBOR    11/30/2005
6361301226       10.5      2.25         2       2.25    12 MO LIBOR    12/16/2005
6365150983       10.5      2.25         2       2.25    12 MO LIBOR    12/22/2005
6372052396      10.75      2.25         2       2.25    12 MO LIBOR     12/5/2005
6372150984      9.875      2.25         2       2.25    12 MO LIBOR    11/28/2005
6373179941      11.75      2.25         2       2.25    12 MO LIBOR    12/14/2005
6375507180      11.25      2.25         2       2.25    12 MO LIBOR    11/14/2005
6378837527     10.375      2.25         2       2.25    12 MO LIBOR    11/29/2005
6380778263     11.125      2.25         2       2.25    12 MO LIBOR    11/25/2005
6381149175       11.5      2.25         2       2.25    12 MO LIBOR    12/15/2005
6387367888     11.375      2.25         2       2.25    12 MO LIBOR    12/21/2005
6389640084     11.375      2.25         2       2.25    12 MO LIBOR     12/1/2005
6390393707     11.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6393589848         11      2.25         2       2.25    12 MO LIBOR    11/30/2005
6394953555         11      2.25         2       2.25    12 MO LIBOR    11/30/2005
6399274338       11.5      2.25         2       2.25    12 MO LIBOR     12/8/2005
6403236638     11.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6404966522         11      2.25         2       2.25    12 MO LIBOR     11/8/2005
6408285952     11.375      2.25         2       2.25    12 MO LIBOR    11/21/2005
6409213284       11.5      2.25         2       2.25    12 MO LIBOR    11/29/2005
6409781603      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6410615956       11.5      2.25         2       2.25    12 MO LIBOR    11/14/2005
6410718396     11.625      2.25         2       2.25    12 MO LIBOR    11/15/2005
6416731492     10.625      2.25         2       2.25    12 MO LIBOR    11/21/2005
6425443709      11.25      2.25         2       2.25    12 MO LIBOR    12/12/2005
6425995666     11.875      2.25         2       2.25    12 MO LIBOR    12/14/2005
6426243793     10.625      2.25         2       2.25    12 MO LIBOR    12/15/2005
6427028458     10.875      2.25         2       2.25    12 MO LIBOR    11/28/2005
6427317281     11.875      2.25         2       2.25    12 MO LIBOR     12/9/2005
6429761023     11.375      2.25         2       2.25    12 MO LIBOR    11/18/2005
6431385480      10.75      2.25         2       2.25    12 MO LIBOR     12/6/2005
6433809438         11      2.25         2       2.25    12 MO LIBOR     12/6/2005
6435436974       11.5      2.25         2       2.25    12 MO LIBOR    12/14/2005
6440536552     12.375      2.25         2       2.25    12 MO LIBOR    11/30/2005
6441168322      11.75      2.25         2       2.25    12 MO LIBOR    11/17/2005
6444133059     11.375      2.25         2       2.25    12 MO LIBOR    11/14/2005
6456415048     10.625      2.25         2       2.25    12 MO LIBOR    11/17/2005
6456638375     10.875      2.25         2       2.25    12 MO LIBOR     12/8/2005
6458382048     10.875      2.25         2       2.25    12 MO LIBOR     12/1/2005
6460236182     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6461742444     11.625      2.25         2       2.25    12 MO LIBOR     12/8/2005
6462058790       10.5      2.25         2       2.25    12 MO LIBOR    11/29/2005
6462252161      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6463476140     11.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6467012578     11.125      2.25         2       2.25    12 MO LIBOR    12/16/2005
6469488628       11.5      2.25         2       2.25    12 MO LIBOR    12/13/2005
6471603107     11.375      2.25         2       2.25    12 MO LIBOR    11/28/2005
6472887063         11      2.25         2       2.25    12 MO LIBOR    12/15/2005
6473216023     11.125      2.25         2       2.25    12 MO LIBOR    11/29/2005
6473302278     10.875      2.25         2       2.25    12 MO LIBOR     12/6/2005
6473584230         11      2.25         2       2.25    12 MO LIBOR    12/12/2005
6473643879      11.25      2.25         2       2.25    12 MO LIBOR     12/2/2005
6473918768       10.5      2.25         2       2.25    12 MO LIBOR     9/29/2005
6475321888      11.25      2.25         2       2.25    12 MO LIBOR     12/2/2005
6477546300     11.875      2.25         2       2.25    12 MO LIBOR     12/8/2005
6478023358      11.25      2.25         2       2.25    12 MO LIBOR    11/18/2005
6478548933       10.5      2.25         2       2.25    12 MO LIBOR    11/28/2005
6481161005         11      2.25         2       2.25    12 MO LIBOR    11/30/2005
6486041939      10.75      2.25         2       2.25    12 MO LIBOR    11/18/2005
6487241918      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6489909116     11.625      2.25         2       2.25    12 MO LIBOR     12/7/2005
6494954073     11.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6494958868     10.875      2.25         2       2.25    12 MO LIBOR    11/22/2005
6495179316     10.625      2.25         2       2.25    12 MO LIBOR     12/8/2005
6504743482      10.75      2.25         2       2.25    12 MO LIBOR    12/20/2005
6514972519     11.125      2.25         2       2.25    12 MO LIBOR    12/20/2005
6518104911     11.875      2.25         2       2.25    12 MO LIBOR    11/29/2005
6520573863      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6520781631      10.75      2.25         2       2.25    12 MO LIBOR    11/23/2005
6520816395       11.5      2.25         2       2.25    12 MO LIBOR    11/16/2005
6520859015      11.25      2.25         2       2.25    12 MO LIBOR     12/2/2005
6521084407      10.75      2.25         2       2.25    12 MO LIBOR    12/12/2005
6521781648     11.125      2.25         2       2.25    12 MO LIBOR     12/6/2005
6524542658         11      2.25         2       2.25    12 MO LIBOR    11/10/2005
6525882947       10.5      2.25         2       2.25    12 MO LIBOR     11/9/2005
6526337412     10.625      2.25         2       2.25    12 MO LIBOR    11/30/2005
6527831645      11.25      2.25         2       2.25    12 MO LIBOR    12/20/2005
6528906461      11.25      2.25         2       2.25    12 MO LIBOR    11/15/2005
6529070895     10.625      2.25         2       2.25    12 MO LIBOR    11/10/2005
6530473054     11.625      2.25         2       2.25    12 MO LIBOR     12/5/2005
6530752101     10.625      2.25         2       2.25    12 MO LIBOR    11/21/2005
6533328313     11.125      2.25         2       2.25    12 MO LIBOR    12/21/2005
6533511256     11.125      2.25         2       2.25    12 MO LIBOR    11/23/2005
6538571271         11      2.25         2       2.25    12 MO LIBOR    12/13/2005
6542557647      10.75      2.25         2       2.25    12 MO LIBOR    12/15/2005
6547685229     11.375      2.25         2       2.25    12 MO LIBOR    11/30/2005
6548774782      11.25      2.25         2       2.25    12 MO LIBOR     11/8/2005
6550346412     10.875      2.25         2       2.25    12 MO LIBOR     12/9/2005
6564630819       10.5      2.25         2       2.25    12 MO LIBOR     12/9/2005
6572384383         12      2.25         2       2.25    12 MO LIBOR    12/16/2005
6572512272     11.375      2.25         2       2.25    12 MO LIBOR    12/13/2005
6575681629     11.375      2.25         2       2.25    12 MO LIBOR    12/15/2005
6577821033     11.375      2.25         2       2.25    12 MO LIBOR    11/30/2005
6578069582      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6578235043     11.875      2.25         2       2.25    12 MO LIBOR     12/2/2005
6578469519       11.5      2.25         2       2.25    12 MO LIBOR     11/4/2005
6581359426     11.375      2.25         2       2.25    12 MO LIBOR    12/15/2005
6583633349      11.25      2.25         2       2.25    12 MO LIBOR    12/16/2005
6589516027      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6590117617     11.875      2.25         2       2.25    12 MO LIBOR    12/12/2005
6591315434     10.625      2.25         2       2.25    12 MO LIBOR    11/15/2005
6592585845     11.375      2.25         2       2.25    12 MO LIBOR    11/15/2005
6593282418      11.25      2.25         2       2.25    12 MO LIBOR    11/29/2005
6594623362     10.875      2.25         2       2.25    12 MO LIBOR     12/1/2005
6594630441     10.875      2.25         2       2.25    12 MO LIBOR    11/16/2005
6596911104      12.25      2.25         2       2.25    12 MO LIBOR     12/5/2005
6601310144     10.375      2.25         2       2.25    12 MO LIBOR    11/29/2005
6601423723      10.75      2.25         2       2.25    12 MO LIBOR    12/22/2005
6603720415      10.75      2.25         2       2.25    12 MO LIBOR    11/29/2005
6605022281     11.625      2.25         2       2.25    12 MO LIBOR     12/7/2005
6605817326     11.125      2.25         2       2.25    12 MO LIBOR    12/13/2005
6608916067     11.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6609528796     11.875      2.25         2       2.25    12 MO LIBOR    12/15/2005
6610842301      11.25      2.25         2       2.25    12 MO LIBOR    12/16/2005
6615752992     11.875      2.25         2       2.25    12 MO LIBOR     12/8/2005
6620002631         11      2.25         2       2.25    12 MO LIBOR    11/23/2005
6624810351      11.25      2.25         2       2.25    12 MO LIBOR    11/15/2005
6625437626     10.875      2.25         2       2.25    12 MO LIBOR    11/28/2005
6625450306     11.625      2.25         2       2.25    12 MO LIBOR     12/8/2005
6627361055         11      2.25         2       2.25    12 MO LIBOR    12/15/2005
6628025170     10.875      2.25         2       2.25    12 MO LIBOR     12/5/2005
6629581213       11.5      2.25         2       2.25    12 MO LIBOR    12/13/2005
6630563051         11      2.25         2       2.25    12 MO LIBOR    11/18/2005
6632310469     10.875      2.25         2       2.25    12 MO LIBOR    11/10/2005
6632875503       11.5      2.25         2       2.25    12 MO LIBOR    11/17/2005
6641204182      11.25      2.25         2       2.25    12 MO LIBOR    12/15/2005
6641309791      11.25      2.25         2       2.25    12 MO LIBOR     12/2/2005
6647628905      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6648779160     11.125      2.25         2       2.25    12 MO LIBOR    11/17/2005
6651926716       11.5      2.25         2       2.25    12 MO LIBOR    11/23/2005
6657378177       11.5      2.25         2       2.25    12 MO LIBOR    12/15/2005
6659601543       10.5      2.25         2       2.25    12 MO LIBOR    12/12/2005
6661149804     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6661182979     11.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6662272803      10.75      2.25         2       2.25    12 MO LIBOR    11/18/2005
6664257752     11.875      2.25         2       2.25    12 MO LIBOR     12/6/2005
6668540195      11.25      2.25         2       2.25    12 MO LIBOR     12/6/2005
6668724096         11      2.25         2       2.25    12 MO LIBOR    12/19/2005
6669276781     10.625      2.25         2       2.25    12 MO LIBOR    11/14/2005
6673311509      11.75      2.25         2       2.25    12 MO LIBOR    11/29/2005
6674442089       11.5      2.25         2       2.25    12 MO LIBOR    11/28/2005
6675126533       11.5      2.25         2       2.25    12 MO LIBOR    11/28/2005
6676639716      11.75      2.25         2       2.25    12 MO LIBOR    12/14/2005
6678185379     11.125      2.25         2       2.25    12 MO LIBOR     12/5/2005
6679792074         11      2.25         2       2.25    12 MO LIBOR     12/7/2005
6680817530     10.875      2.25         2       2.25    12 MO LIBOR    11/22/2005
6681797392     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6681864424      11.75      2.25         2       2.25    12 MO LIBOR    11/10/2005
6685160472     10.625      2.25         2       2.25    12 MO LIBOR     12/1/2005
6689962378     10.875      2.25         2       2.25    12 MO LIBOR     12/2/2005
6690894263     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6693964238      11.25      2.25         2       2.25    12 MO LIBOR     12/1/2005
6694423127       10.5      2.25         2       2.25    12 MO LIBOR    11/29/2005
6694799146       10.5      2.25         2       2.25    12 MO LIBOR    12/13/2005
6698781470       11.5      2.25         2       2.25    12 MO LIBOR    11/23/2005
6700353342      11.25      2.25         2       2.25    12 MO LIBOR    12/16/2005
6703211513     11.375      2.25         2       2.25    12 MO LIBOR    11/10/2005
6704023123     12.375      2.25         2       2.25    12 MO LIBOR    11/11/2005
6705289202      11.75      2.25         2       2.25    12 MO LIBOR     12/2/2005
6705657333     10.875      2.25         2       2.25    12 MO LIBOR    12/12/2005
6706284897     11.125      2.25         2       2.25    12 MO LIBOR    11/15/2005
6707063316     10.625      2.25         2       2.25    12 MO LIBOR     12/7/2005
6710348910         11      2.25         2       2.25    12 MO LIBOR     12/6/2005
6714158158         12      2.25         2       2.25    12 MO LIBOR    11/18/2005
6715292956     11.125      2.25         2       2.25    12 MO LIBOR    11/29/2005
6716062572     11.125      2.25         2       2.25    12 MO LIBOR    12/15/2005
6723251366      11.75      2.25         2       2.25    12 MO LIBOR    12/16/2005
6724742132       11.5      2.25         2       2.25    12 MO LIBOR     12/1/2005
6730258545       11.5      2.25         2       2.25    12 MO LIBOR    12/12/2005
6731055650     11.375      2.25         2       2.25    12 MO LIBOR     11/9/2005
6736474278       12.5      2.25         2       2.25    12 MO LIBOR    12/20/2005
6739182670     10.875      2.25         2       2.25    12 MO LIBOR    11/28/2005
6739854633     10.625      2.25         2       2.25    12 MO LIBOR     12/1/2005
6741706979      10.75      2.25         2       2.25    12 MO LIBOR     12/1/2005
6742286708       11.5      2.25         2       2.25    12 MO LIBOR    12/12/2005
6743473081     10.625      2.25         2       2.25    12 MO LIBOR    11/28/2005
6745069903         11      2.25         2       2.25    12 MO LIBOR    11/30/2005
6745987120     11.375      2.25         2       2.25    12 MO LIBOR    11/15/2005
6746150181       12.5      2.25         2       2.25    12 MO LIBOR    12/21/2005
6746823720     11.125      2.25         2       2.25    12 MO LIBOR    11/29/2005
6754658612     10.875      2.25         2       2.25    12 MO LIBOR    11/17/2005
6758810847      11.75      2.25         2       2.25    12 MO LIBOR     12/1/2005
6759743476     10.875      2.25         2       2.25    12 MO LIBOR    11/18/2005
6761192449      11.25      2.25         2       2.25    12 MO LIBOR    11/23/2005
6761377883      11.25      2.25         2       2.25    12 MO LIBOR    11/10/2005
6761885554     11.625      2.25         2       2.25    12 MO LIBOR    12/19/2005
6764333529      10.75      2.25         2       2.25    12 MO LIBOR     12/5/2005
6764610322       11.5      2.25         2       2.25    12 MO LIBOR    11/30/2005
6767582197         11      2.25         2       2.25    12 MO LIBOR     12/6/2005
6770926563     11.875      2.25         2       2.25    12 MO LIBOR    12/15/2005
6772666068     10.625      2.25         2       2.25    12 MO LIBOR    12/12/2005
6774536079       11.5      2.25         2       2.25    12 MO LIBOR    11/28/2005
6775133074     10.875      2.25         2       2.25    12 MO LIBOR     12/6/2005
6776818632     10.625      2.25         2       2.25    12 MO LIBOR    11/21/2005
6778098233     11.125      2.25         2       2.25    12 MO LIBOR    11/30/2005
6779667341      10.75      2.25         2       2.25    12 MO LIBOR    11/29/2005
6781479990     11.625      2.25         2       2.25    12 MO LIBOR     12/8/2005
6789044945         11      2.25         2       2.25    12 MO LIBOR    11/23/2005
6789124473     11.125      2.25         2       2.25    12 MO LIBOR    12/12/2005
6789299168      10.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6789372569     11.875      2.25         2       2.25    12 MO LIBOR    11/23/2005
6790731829     11.125      2.25         2       2.25    12 MO LIBOR    12/14/2005
6791060384     11.125      2.25         2       2.25    12 MO LIBOR    11/29/2005
6791415729     11.125      2.25         2       2.25    12 MO LIBOR    12/16/2005
6791664276         11      2.25         2       2.25    12 MO LIBOR    12/13/2005
6799046427       10.5      2.25         2       2.25    12 MO LIBOR    11/17/2005
6800564822     11.125      2.25         2       2.25    12 MO LIBOR    12/16/2005
6801293413     11.875      2.25         2       2.25    12 MO LIBOR    12/15/2005
6802280054     10.875      2.25         2       2.25    12 MO LIBOR     12/8/2005
6804260666      10.75      2.25         2       2.25    12 MO LIBOR    11/15/2005
6804520036     10.875      2.25         2       2.25    12 MO LIBOR    11/17/2005
6804930490      10.75      2.25         2       2.25    12 MO LIBOR     11/8/2005
6814189715     10.375      2.25         2       2.25    12 MO LIBOR    11/16/2005
6823732489     11.875      2.25         2       2.25    12 MO LIBOR     12/6/2005
6825365320      11.75      2.25         2       2.25    12 MO LIBOR    12/14/2005
6825405977       11.5      2.25         2       2.25    12 MO LIBOR     12/9/2005
6827050052      11.25      2.25         2       2.25    12 MO LIBOR     12/9/2005
6831228314      10.75      2.25         2       2.25    12 MO LIBOR     12/1/2005
6834447655     10.625      2.25         2       2.25    12 MO LIBOR    11/23/2005
6835450427     11.125      2.25         2       2.25    12 MO LIBOR    11/21/2005
6836599701         11      2.25         2       2.25    12 MO LIBOR    11/28/2005
6836836111       11.5      2.25         2       2.25    12 MO LIBOR     11/7/2005
6837406047      10.75      2.25         2       2.25    12 MO LIBOR    12/14/2005
6839152789     11.375      2.25         2       2.25    12 MO LIBOR    11/29/2005
6841101733     10.125      2.25         2       2.25    12 MO LIBOR    12/19/2005
6841203745      10.25      2.25         2       2.25    12 MO LIBOR    11/25/2005
6842935014     10.875      2.25         2       2.25    12 MO LIBOR     12/9/2005
6844056256         11      2.25         2       2.25    12 MO LIBOR     12/9/2005
6844243474      10.75      2.25         2       2.25    12 MO LIBOR     12/6/2005
6845857777         11      2.25         2       2.25    12 MO LIBOR    11/17/2005
6846062914       11.5      2.25         2       2.25    12 MO LIBOR    11/21/2005
6846529680     10.625      2.25         2       2.25    12 MO LIBOR    11/30/2005
6848373665      10.75      2.25         2       2.25    12 MO LIBOR    12/12/2005
6851087848     11.375      2.25         2       2.25    12 MO LIBOR    11/18/2005
6852109161     10.875      2.25         2       2.25    12 MO LIBOR    11/15/2005
6857128265      11.25      2.25         2       2.25    12 MO LIBOR    11/17/2005
6860207783       10.5      2.25         2       2.25    12 MO LIBOR    11/30/2005
6861653621         11      2.25         2       2.25    12 MO LIBOR    11/17/2005
6865033507     11.125      2.25         2       2.25    12 MO LIBOR     12/9/2005
6866243832     11.875      2.25         2       2.25    12 MO LIBOR    12/19/2005
6867040146     10.875      2.25         2       2.25    12 MO LIBOR    12/12/2005
6867276864     11.375      2.25         2       2.25    12 MO LIBOR     12/8/2005
6869635794     10.375      2.25         2       2.25    12 MO LIBOR     11/9/2005
6871912561      11.75      2.25         2       2.25    12 MO LIBOR    12/19/2005
6874220749     11.875      2.25         2       2.25    12 MO LIBOR    11/30/2005
6875019090     11.125      2.25         2       2.25    12 MO LIBOR    11/28/2005
6875209212      10.75      2.25         2       2.25    12 MO LIBOR    11/22/2005
6876666857     11.125      2.25         2       2.25    12 MO LIBOR    12/21/2005
6880483018      11.25      2.25         2       2.25    12 MO LIBOR    12/14/2005
6883759265     11.625      2.25         2       2.25    12 MO LIBOR    12/12/2005
6884790442     10.875      2.25         2       2.25    12 MO LIBOR     12/2/2005
6885676780      10.75      2.25         2       2.25    12 MO LIBOR    11/22/2005
6888839450     10.125      2.25         2       2.25    12 MO LIBOR    11/28/2005
6890419762     11.125      2.25         2       2.25    12 MO LIBOR    12/21/2005
6892314748     11.125      2.25         2       2.25    12 MO LIBOR    11/28/2005
6894595864     10.375      2.25         2       2.25    12 MO LIBOR    12/16/2005
6895908637      11.75      2.25         2       2.25    12 MO LIBOR    11/30/2005
6896833214      10.75      2.25         2       2.25    12 MO LIBOR    12/16/2005
6897891112      11.25      2.25         2       2.25    12 MO LIBOR    11/10/2005
6900218972         11      2.25         2       2.25    12 MO LIBOR    10/31/2005
6906884819         11      2.25         2       2.25    12 MO LIBOR     12/7/2005
6913431711     11.625      2.25         2       2.25    12 MO LIBOR    11/30/2005
6916000158     10.875      2.25         2       2.25    12 MO LIBOR     12/5/2005
6917858679     10.875      2.25         2       2.25    12 MO LIBOR    11/18/2005
6924780593     11.125      2.25         2       2.25    12 MO LIBOR     11/7/2005
6925859362     11.375      2.25         2       2.25    12 MO LIBOR    11/21/2005
6926384683     10.625      2.25         2       2.25    12 MO LIBOR    11/22/2005
6926517225      11.25      2.25         2       2.25    12 MO LIBOR    11/30/2005
6927009966     10.625      2.25         2       2.25    12 MO LIBOR      8/3/2005
6929514807     11.875      2.25         2       2.25    12 MO LIBOR    11/17/2005
6932562355     10.625      2.25         2       2.25    12 MO LIBOR    11/23/2005
6935788114     11.625      2.25         2       2.25    12 MO LIBOR     12/5/2005
6937262373      11.75      2.25         2       2.25    12 MO LIBOR    11/21/2005
6938963037     11.875      2.25         2       2.25    12 MO LIBOR    12/16/2005
6938968630       11.5      2.25         2       2.25    12 MO LIBOR    11/29/2005
6939728561     11.875      2.25         2       2.25    12 MO LIBOR     12/9/2005
6944326104       11.5      2.25         2       2.25    12 MO LIBOR    12/12/2005
6950157310     10.875      2.25         2       2.25    12 MO LIBOR    11/29/2004
6958207729      10.75      2.25         2       2.25    12 MO LIBOR    12/13/2005
6959510766     11.375      2.25         2       2.25    12 MO LIBOR    12/19/2005
6962957160         11      2.25         2       2.25    12 MO LIBOR    11/28/2005
6962994221      10.75      2.25         2       2.25    12 MO LIBOR    11/16/2005
6964543315     11.125      2.25         2       2.25    12 MO LIBOR    11/29/2005
6968069929      11.25      2.25         2       2.25    12 MO LIBOR    12/20/2005
6968569647         11      2.25         2       2.25    12 MO LIBOR    11/22/2005
6969304697     10.625      2.25         2       2.25    12 MO LIBOR    11/14/2005
6970108483     10.875      2.25         2       2.25    12 MO LIBOR    11/21/2005
6970947302     11.375      2.25         2       2.25    12 MO LIBOR    12/23/2005
6975556066     12.625      2.25         2       2.25    12 MO LIBOR     12/1/2005
6976064201     11.375      2.25         2       2.25    12 MO LIBOR    11/22/2005
6980459843      11.25      2.25         2       2.25    12 MO LIBOR    11/22/2005
6981172403      10.75      2.25         2       2.25    12 MO LIBOR    12/27/2005
6982031699     12.375      2.25         2       2.25    12 MO LIBOR    12/12/2005
6986370523     10.875      2.25         2       2.25    12 MO LIBOR    11/15/2005
6987774707       11.5      2.25         2       2.25    12 MO LIBOR    12/14/2005
6987858732     10.625      2.25         2       2.25    12 MO LIBOR     11/9/2005
6989370728       10.5      2.25         2       2.25    12 MO LIBOR    12/20/2005
6989435307     11.375      2.25         2       2.25    12 MO LIBOR    12/21/2005
6990052547     10.625      2.25         2       2.25    12 MO LIBOR    12/15/2005
6992365947       11.5      2.25         2       2.25    12 MO LIBOR    11/21/2005
6998588633      11.25      2.25         2       2.25    12 MO LIBOR    11/10/2005
6998746827         11      2.25         2       2.25    12 MO LIBOR    11/21/2005
6054071243      9.625      2.25         2       2.25    12 MO LIBOR    11/10/2005
6579949444      11.25      2.25         2       2.25    12 MO LIBOR    11/10/2005

                                   EXHIBIT D-6
                       LOAN GROUP 6 MORTGAGE LOAN SCHEDULE

                                      D-6-1

LOANID       OCC         PROPTYPE    OTERM   CORTERM   OLTV     RATE    FPDATE      NDDATE      S_MATDATE   PANDI      PTDATE
-------------------------------------------------------------------------------------------------------------------------------

6239826040   Secondary   PUD           360       357      75     6.25   12/1/2005   2/1/2006    11/1/2035   2,460.94   1/1/2006
6003497770   Primary     SFR           360       358   79.74        6    1/1/2006   2/1/2006    12/1/2035   2,500.00   1/1/2006
6009930188   Primary     SFR           360       358      80    6.625    1/1/2006   2/1/2006    12/1/2035   1,377.95   1/1/2006
6020037153   Primary     Condo         360       358      80        6    1/1/2006   3/1/2006    12/1/2035   2,179.44   2/1/2006
6029705602   Primary     SFR           360       359   41.94    6.625    2/1/2006   2/1/2006     1/1/2036   3,588.54   2/1/2006
6045426555   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006     1/1/2036   2,520.00   2/1/2006
6052459853   Primary     PUD           360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035     671.67   1/1/2006
6060610448   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006    12/1/2035   1,700.00   1/1/2006
6084748661   Primary     Townhouse     360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036        680   2/1/2006
6101441878   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006    12/1/2035     581.88   1/1/2006
6136831226   Primary     Condo         360       358      80     6.25    1/1/2006   3/1/2006    12/1/2035     591.67   2/1/2006
6147747320   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006     1/1/2036   1,190.49   2/1/2006
6158182292   Secondary   PUD           360       359      70    6.375    2/1/2006   2/1/2006     1/1/2036   1,822.19   2/1/2006
6170749615   Primary     Condo         360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036   1,302.47   2/1/2006
6190306586   Primary     SFR           360       358    52.6    6.375    1/1/2006   2/1/2006    12/1/2035   2,417.19   1/1/2006
6212876970   Secondary   Condo         360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036     706.67   2/1/2006
6219603732   Primary     PUD           360       359   79.93      6.5    2/1/2006   2/1/2006     1/1/2036   1,164.58   2/1/2006
6228160682   Secondary   SFR           360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035     606.67   1/1/2006
6245580888   Primary     Condo         360       358      80    6.375    1/1/2006   3/1/2006    12/1/2035   2,316.25   2/1/2006
6263292481   Primary     SFR           360       358      70    6.375    1/1/2006   2/1/2006    12/1/2035   2,173.74   1/1/2006
6273052230   Primary     SFR           360       359   75.68     6.25    2/1/2006   3/1/2006     1/1/2036   1,115.52   2/1/2006
6278970188   Primary     PUD           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036     936.08   2/1/2006
6289708619   Investor    Condo         360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036     848.47   2/1/2006
6304394387   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036   2,012.50   2/1/2006
6328359515   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006    12/1/2035     854.17   1/1/2006
6330539013   Primary     Condo         360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036   1,545.79   2/1/2006
6332139143   Primary     SFR           360       358      80        6    1/1/2006   3/1/2006    12/1/2035        852   2/1/2006
6332831939   Primary     2-Family      360       359   53.57    6.125    2/1/2006   2/1/2006     1/1/2036   9,114.16   2/1/2006
6342555940   Primary     Condo         360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035   1,326.00   1/1/2006
6347306786   Primary     SFR           360       358   71.55    5.875    1/1/2006   2/1/2006    12/1/2035   2,977.65   1/1/2006
6348925287   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006     1/1/2036      534.7   2/1/2006
6353759118   Primary     PUD           360       359      80    6.125    2/1/2006   3/1/2006     1/1/2036   1,674.17   2/1/2006
6375097208   Primary     PUD           360       359      80        6    2/1/2006   3/1/2006     1/1/2036   1,480.00   2/1/2006
6382859129   Primary     SFR           360       356      80    6.125   11/1/2005   2/1/2006    10/1/2035     899.27   1/1/2006
6428679465   Secondary   Condo         360       358   78.65    6.625    1/1/2006   2/1/2006    12/1/2035   2,241.09   1/1/2006
6451986563   Primary     PUD           360       359    69.2     5.75    2/1/2006   3/1/2006     1/1/2036   4,144.79   2/1/2006
6475185770   Primary     SFR           360       358    79.8     6.25    1/1/2006   2/1/2006    12/1/2035     411.46   1/1/2006
6479766096   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036   1,082.08   2/1/2006
6495628494   Primary     Condo         360       357   76.39    5.875   12/1/2005   2/1/2006    11/1/2035     620.79   1/1/2006
6504803237   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036        735   2/1/2006
6519696600   Primary     SFR           360       358   69.99        6    1/1/2006   2/1/2006    12/1/2035   3,149.55   1/1/2006
6527284217   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036     878.95   2/1/2006
6536992321   Investor    Condo         360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036     848.47   2/1/2006
6538133973   Primary     PUD           360       358   50.37        6    1/1/2006   2/1/2006    12/1/2035   1,700.00   1/1/2006
6548395596   Primary     Condo         360       358      80      6.5    1/1/2006   3/1/2006    12/1/2035   1,098.50   2/1/2006
6558266778   Primary     SFR           360       359      80     6.75    2/1/2006   2/1/2006     1/1/2036   1,665.00   2/1/2006
6561019198   Primary     SFR           360       359      80     5.75    2/1/2006   2/1/2006     1/1/2036     979.94   2/1/2006
6564761598   Primary     PUD           360       359      80      5.5    2/1/2006   2/1/2006     1/1/2036     747.27   2/1/2006
6568744400   Secondary   SFR           360       358      80    6.375    1/1/2006   2/1/2006    12/1/2035      484.5   1/1/2006
6576852468   Primary     SFR           360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035        767   1/1/2006
6631787493   Primary     PUD           360       358      80    5.875    1/1/2006   3/1/2006    12/1/2035     983.08   2/1/2006
6638268125   Primary     SFR           360       358      80      6.5    1/1/2006   3/1/2006    12/1/2035     502.67   2/1/2006
6670474433   Primary     Condo         360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036   1,444.36   2/1/2006
6680691455   Primary     Condo         360       359   79.92      5.5    2/1/2006   3/1/2006     1/1/2036     930.72   2/1/2006
6685613819   Primary     Condo         360       359      80     6.75    2/1/2006   3/1/2006     1/1/2036      814.5   2/1/2006
6707859267   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006    12/1/2035   1,211.25   1/1/2006
6726868257   Primary     PUD           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   2,271.67   2/1/2006
6728800076   Secondary   SFR           360       358   54.97    5.625    1/1/2006   2/1/2006    12/1/2035   2,203.13   1/1/2006
6730960330   Primary     SFR           360       359   58.88    6.125    2/1/2006   2/1/2006     1/1/2036   4,958.70   2/1/2006
6743277573   Primary     SFR           360       359      65    6.125    2/1/2006   2/1/2006     1/1/2036   3,782.19   2/1/2006
6746683686   Primary     Condo         360       358    65.5    5.875    1/1/2006   2/1/2006    12/1/2035   1,282.71   1/1/2006
6755889083   Primary     PUD           360       358   65.02    5.625    1/1/2006   3/1/2006    12/1/2035   1,725.00   2/1/2006
6776479716   Primary     SFR           360       359   64.22     5.75    2/1/2006   3/1/2006     1/1/2036   1,720.21   2/1/2006
6785371854   Primary     SFR           360       359   79.92    6.375    2/1/2006   2/1/2006     1/1/2036   1,911.97   2/1/2006
6817539189   Primary     SFR           360       359   64.07    6.125    2/1/2006   3/1/2006     1/1/2036   4,415.10   2/1/2006
6840291857   Primary     Condo         360       358      75    5.875    1/1/2006   3/1/2006    12/1/2035   2,937.50   2/1/2006
6856673956   Primary     SFR           360       358    79.8     5.75    1/1/2006   3/1/2006    12/1/2035   2,012.50   2/1/2006
6887282652   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006    12/1/2035        987   2/1/2006
6921730559   Primary     SFR           360       359   52.13    5.875    2/1/2006   4/1/2006     1/1/2036   2,056.25   3/1/2006
6963717811   Primary     PUD           360       359   57.46     6.25    2/1/2006   2/1/2006     1/1/2036   2,005.21   2/1/2006
6979568869   Secondary   PUD           360       359      80    6.125    2/1/2006   3/1/2006     1/1/2036     516.54   2/1/2006
6992493749   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   2,847.50   2/1/2006

LOANID        OBAL            COBAL           PURPOSE     DOC              OAPPVAL          FRTRDATE
-----------------------------------------------------------------------------------------------------

6239826040      472,500.00      472,500.00    C/O Refi    Stated Income      630,000.00     11/1/2012
6003497770      500,000.00      500,000.00    R/T Refi    Stated             627,000.00     12/1/2012
6009930188      215,200.00      214,819.22    Purchase    Standard           269,000.00     12/1/2012
6020037153      436,187.00      435,566.44    Purchase    Stated             545,500.00     12/1/2012
6029705602      650,000.00      650,000.00    C/O Refi    Stated           1,550,000.00      1/1/2013
6045426555      448,000.00      448,000.00    Purchase    Stated             560,000.00      1/1/2013
6052459853      124,000.00      124,000.00    Purchase    Standard           155,000.00     12/1/2012
6060610448      320,000.00      320,000.00    Purchase    Standard           415,000.00     12/1/2012
6084748661      128,000.00      128,000.00    Purchase    Standard           162,000.00      1/1/2013
6101441878      114,000.00      114,000.00    Purchase    Standard           142,500.00     12/1/2012
6136831226      113,600.00      113,600.00    Purchase    Standard           142,000.00     12/1/2012
6147747320      204,000.00      203,787.01    Purchase    Standard           259,000.00      1/1/2013
6158182292      343,000.00      343,000.00    Purchase    Stated             492,000.00      1/1/2013
6170749615      235,920.00      235,920.00    Purchase    Standard           295,000.00      1/1/2013
6190306586      455,000.00      455,000.00    Purchase    Stated             865,000.00     12/1/2012
6212876970      128,000.00      128,000.00    Purchase    Standard           165,000.00      1/1/2013
6219603732      215,000.00      215,000.00    R/T Refi    Standard           269,000.00      1/1/2013
6228160682      112,000.00      112,000.00    Purchase    Standard           144,000.00     12/1/2012
6245580888      436,000.00      436,000.00    R/T Refi    Stated             545,000.00     12/1/2012
6263292481      409,500.00      409,175.47    C/O Refi    Stated             585,000.00     12/1/2012
6273052230      214,180.00      214,180.00    R/T Refi    Stated             283,000.00      1/1/2013
6278970188      191,200.00      191,200.00    Purchase    Standard           245,000.00      1/1/2013
6289708619      136,000.00      135,874.03    Purchase    Standard           170,000.00      1/1/2013
6304394387      386,400.00      386,400.00    R/T Refi    Stated             483,000.00      1/1/2013
6328359515      164,000.00      164,000.00    Purchase    Standard           205,000.00     12/1/2012
6330539013      279,992.00      279,992.00    Purchase    Standard           350,000.00      1/1/2013
6332139143      170,400.00      170,400.00    Purchase    Standard           230,000.00     12/1/2012
6332831939    1,500,000.00    1,498,542.09    R/T Refi    Stated           2,800,000.00      1/1/2013
6342555940      244,800.00      244,799.67    R/T Refi    Stated             306,000.00     12/1/2012
6347306786      608,200.00      608,200.00    R/T Refi    Stated             850,000.00     12/1/2012
6348925287       88,000.00       87,914.47    Purchase    Standard           112,000.00      1/1/2013
6353759118      328,000.00      328,000.00    Purchase    Stated             410,000.00      1/1/2013
6375097208      296,000.00      296,000.00    Purchase    Standard           370,000.00      1/1/2013
6382859129      148,000.00      147,420.16    Purchase    Standard           185,000.00     10/1/2012
6428679465      350,000.00      349,380.70    Purchase    Standard           450,000.00     12/1/2012
6451986563      865,000.00      865,000.00    C/O Refi    Standard         1,250,000.00      1/1/2013
6475185770       79,000.00       79,000.00    Purchase    Standard           100,000.00     12/1/2012
6479766096      212,000.00      212,000.00    Purchase    Standard           270,000.00      1/1/2013
6495628494      126,800.00      126,800.00    Purchase    Standard           166,000.00     11/1/2012
6504803237      144,000.00      144,000.00    Purchase    Standard           180,000.00      1/1/2013
6519696600      629,910.00      629,910.00    C/O Refi    Stated             900,000.00     12/1/2012
6527284217      165,450.00      165,450.00    Purchase    Standard           210,000.00      1/1/2013
6536992321      136,000.00      135,874.03    Purchase    Standard           170,000.00      1/1/2013
6538133973      340,000.00      340,000.00    C/O Refi    Stated             675,000.00     12/1/2012
6548395596      202,800.00      202,800.00    Purchase    Standard           255,000.00     12/1/2012
6558266778      296,000.00      296,000.00    Purchase    Standard           370,000.00      1/1/2013
6561019198      167,920.00      167,744.68    Purchase    Standard           212,000.00      1/1/2013
6564761598      163,040.00      163,040.00    Purchase    Standard           204,000.00      1/1/2013
6568744400       91,200.00       91,200.00    Purchase    Standard           122,488.00     12/1/2012
6576852468      141,600.00      141,600.00    Purchase    Standard           177,000.00     12/1/2012
6631787493      200,800.00      200,800.00    R/T Refi    Stated             251,000.00     12/1/2012
6638268125       92,800.00       92,800.00    Purchase    Standard           120,000.00     12/1/2012
6670474433      261,620.00      261,620.00    Purchase    Stated             330,000.00      1/1/2013
6680691455      163,920.00      163,740.58    Purchase    Standard           215,000.00      1/1/2013
6685613819      144,800.00      144,800.00    Purchase    Standard           181,000.00      1/1/2013
6707859267      228,000.00      228,000.00    Purchase    Standard           306,000.00     12/1/2012
6726868257      464,000.00      464,000.00    Purchase    Stated             595,000.00      1/1/2013
6728800076      470,000.00      470,000.00    Purchase    Stated             875,000.00     12/1/2012
6730960330      971,500.00      971,500.00    R/T Refi    Stated           1,650,000.00      1/1/2013
6743277573      741,000.00      741,000.00    C/O Refi    Stated           1,140,000.00      1/1/2013
6746683686      262,000.00      262,000.00    C/O Refi    Stated             400,000.00     12/1/2012
6755889083      368,000.00      368,000.00    C/O Refi    Stated             566,000.00     12/1/2012
6776479716      359,000.00      358,900.00    Purchase    Stated             560,000.00      1/1/2013
6785371854      359,900.00      359,900.00    Purchase    Standard           460,000.00      1/1/2013
6817539189      865,000.00      865,000.00    C/O Refi    Standard         1,350,000.00      1/1/2013
6840291857      600,000.00      600,000.00    Purchase    Stated             800,000.00     12/1/2012
6856673956      420,000.00      420,000.00    Purchase    Stated             527,000.00     12/1/2012
6887282652      201,600.00      201,600.00    Purchase    Standard           252,500.00     12/1/2012
6921730559      420,000.00      420,000.00    Purchase    Stated             809,000.00      1/1/2013
6963717811      385,000.00      385,000.00    Purchase    Stated             730,000.00      1/1/2013
6979568869      101,200.00      101,200.00    Purchase    Standard           132,000.00      1/1/2013
6992493749      536,000.00      536,000.00    Purchase    Stated             700,000.00      1/1/2013

LOANID        CEILING     FLOOR    CAPINT     MARGIN   INDEX          ODATE
--------------------------------------------------------------------------------

6239826040      11.25      2.25         2       2.25   12 MO LIBOR    10/21/2005
6003497770         11      2.25         2       2.25   12 MO LIBOR    11/18/2005
6009930188     11.625      2.25         2       2.25   12 MO LIBOR     12/2/2005
6020037153         11      2.25         2       2.25   12 MO LIBOR    11/14/2005
6029705602     11.625      2.25         2       2.25   12 MO LIBOR     12/1/2005
6045426555      11.75      2.25         2       2.25   12 MO LIBOR    11/30/2005
6052459853       11.5      2.25         2       2.25   12 MO LIBOR    11/10/2005
6060610448     11.375      2.25         2       2.25   12 MO LIBOR     12/1/2005
6084748661     11.375      2.25         2       2.25   12 MO LIBOR    12/21/2005
6101441878     11.125      2.25         2       2.25   12 MO LIBOR    11/29/2005
6136831226      11.25      2.25         2       2.25   12 MO LIBOR    11/17/2005
6147747320      10.75      2.25         2       2.25   12 MO LIBOR    12/20/2005
6158182292     11.375      2.25         2       2.25   12 MO LIBOR    12/15/2005
6170749615     11.625      2.25         2       2.25   12 MO LIBOR    12/16/2005
6190306586     11.375      2.25         2       2.25   12 MO LIBOR    11/18/2005
6212876970     11.625      2.25         2       2.25   12 MO LIBOR    12/14/2005
6219603732       11.5      2.25         2       2.25   12 MO LIBOR    12/16/2005
6228160682       11.5      2.25         2       2.25   12 MO LIBOR    11/29/2005
6245580888     11.375      2.25         2       2.25   12 MO LIBOR    11/17/2005
6263292481     11.375      2.25         2       2.25   12 MO LIBOR    11/21/2005
6273052230      11.25      2.25         2       2.25   12 MO LIBOR     12/2/2005
6278970188     10.875      2.25         2       2.25   12 MO LIBOR    12/15/2005
6289708619     11.375      2.25         2       2.25   12 MO LIBOR    12/16/2005
6304394387      11.25      2.25         2       2.25   12 MO LIBOR     12/7/2005
6328359515      11.25      2.25         2       2.25   12 MO LIBOR     12/1/2005
6330539013     11.625      2.25         2       2.25   12 MO LIBOR     12/9/2005
6332139143         11      2.25         2       2.25   12 MO LIBOR    11/18/2005
6332831939     11.125      2.25         2       2.25   12 MO LIBOR     12/5/2005
6342555940       11.5      2.25         2       2.25   12 MO LIBOR    11/22/2005
6347306786     10.875      2.25         2       2.25   12 MO LIBOR    11/22/2005
6348925287     11.125      2.25         2       2.25   12 MO LIBOR     12/7/2005
6353759118     11.125      2.25         2       2.25   12 MO LIBOR    11/30/2005
6375097208         11      2.25         2       2.25   12 MO LIBOR    12/19/2005
6382859129     11.125      2.25         2       2.25   12 MO LIBOR     9/30/2005
6428679465     11.625      2.25         2       2.25   12 MO LIBOR    11/29/2005
6451986563      10.75      2.25         2       2.25   12 MO LIBOR     12/9/2005
6475185770      11.25      2.25         2       2.25   12 MO LIBOR    11/16/2005
6479766096     11.125      2.25         2       2.25   12 MO LIBOR    12/14/2005
6495628494     10.875      2.25         2       2.25   12 MO LIBOR    10/28/2005
6504803237     11.125      2.25         2       2.25   12 MO LIBOR    12/15/2005
6519696600         11      2.25         2       2.25   12 MO LIBOR    11/23/2005
6527284217     11.375      2.25         2       2.25   12 MO LIBOR     12/8/2005
6536992321     11.375      2.25         2       2.25   12 MO LIBOR    12/16/2005
6538133973         11      2.25         2       2.25   12 MO LIBOR    11/25/2005
6548395596       11.5      2.25         2       2.25   12 MO LIBOR    11/21/2005
6558266778      11.75      2.25         2       2.25   12 MO LIBOR    12/22/2005
6561019198      10.75      2.25         2       2.25   12 MO LIBOR    12/16/2005
6564761598       10.5      2.25         2       2.25   12 MO LIBOR    12/16/2005
6568744400     11.375      2.25         2       2.25   12 MO LIBOR    11/21/2005
6576852468       11.5      2.25         2       2.25   12 MO LIBOR     12/2/2005
6631787493     10.875      2.25         2       2.25   12 MO LIBOR    11/23/2005
6638268125       11.5      2.25         2       2.25   12 MO LIBOR    11/21/2005
6670474433     11.625      2.25         2       2.25   12 MO LIBOR    12/22/2005
6680691455       10.5      2.25         2       2.25   12 MO LIBOR     12/6/2005
6685613819      11.75      2.25         2       2.25   12 MO LIBOR     12/7/2005
6707859267     11.375      2.25         2       2.25   12 MO LIBOR    11/28/2005
6726868257     10.875      2.25         2       2.25   12 MO LIBOR    12/15/2005
6728800076     10.625      2.25         2       2.25   12 MO LIBOR    11/18/2005
6730960330     11.125      2.25         2       2.25   12 MO LIBOR     12/1/2005
6743277573     11.125      2.25         2       2.25   12 MO LIBOR     12/2/2005
6746683686     10.875      2.25         2       2.25   12 MO LIBOR     11/4/2005
6755889083     10.625      2.25         2       2.25   12 MO LIBOR    11/30/2005
6776479716      10.75      2.25         2       2.25   12 MO LIBOR     12/5/2005
6785371854     11.375      2.25         2       2.25   12 MO LIBOR    12/23/2005
6817539189     11.125      2.25         2       2.25   12 MO LIBOR     12/1/2005
6840291857     10.875      2.25         2       2.25   12 MO LIBOR    10/31/2005
6856673956      10.75      2.25         2       2.25   12 MO LIBOR    11/15/2005
6887282652     10.875      2.25         2       2.25   12 MO LIBOR     11/8/2005
6921730559     10.875      2.25         2       2.25   12 MO LIBOR    12/14/2005
6963717811      11.25      2.25         2       2.25   12 MO LIBOR    11/30/2005
6979568869     11.125      2.25         2       2.25   12 MO LIBOR    12/22/2005
6992493749     11.375      2.25         2       2.25   12 MO LIBOR     12/9/2005

                                   EXHIBIT D-7
                       LOAN GROUP 7 MORTGAGE LOAN SCHEDULE

                                      D-7-1

LOANID       OCC         PROPTYPE    OTERM   CORTERM   OLTV     RATE     FPDATE     NDDATE      S_MATDATE   PANDI      PTDATE
-------------------------------------------------------------------------------------------------------------------------------

6004653595   Primary     SFR           360       358   77.48     6.25    1/1/2006   2/1/2006    12/1/2035   4,166.67   1/1/2006
6025557312   Primary     SFR           360       359   72.16     6.25    2/1/2006   2/1/2006     1/1/2036   1,916.67   2/1/2006
6042200136   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036        850   2/1/2006
6042646247   Primary     SFR           360       358   51.67     6.25    1/1/2006   2/1/2006    12/1/2035   1,385.94   1/1/2006
6049124701   Primary     SFR           360       359   74.67    5.875    2/1/2006   2/1/2006     1/1/2036   2,741.67   2/1/2006
6059963881   Primary     SFR           360       359      48    6.125    2/1/2006   3/1/2006     1/1/2036   1,653.75   2/1/2006
6060664759   Primary     Condo         360       359   68.57     6.75    2/1/2006   2/1/2006     1/1/2036        675   2/1/2006
6063180761   Primary     Condo         360       359   69.15    6.375    2/1/2006   2/1/2006     1/1/2036   1,726.56   2/1/2006
6068529319   Primary     PUD           360       358      80     5.75    1/1/2006   2/1/2006    12/1/2035   1,737.89   1/1/2006
6069492616   Primary     Condo         360       358    49.5      6.5    1/1/2006   2/1/2006    12/1/2035     541.67   1/1/2006
6071386475   Primary     SFR           360       359      80      6.5    2/1/2006   3/1/2006     1/1/2036   3,429.90   2/1/2006
6072685800   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006    12/1/2035     678.41   1/1/2006
6073068311   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006    12/1/2035   3,333.33   1/1/2006
6073208040   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006    12/1/2035   2,429.58   1/1/2006
6076142675   Primary     SFR           360       358   70.87    5.875    1/1/2006   2/1/2006    12/1/2035   2,394.06   1/1/2006
6097778424   Primary     SFR           360       358   51.47     6.25    1/1/2006   2/1/2006    12/1/2035     911.46   1/1/2006
6100007985   Primary     PUD           360       359    47.5    6.125    2/1/2006   3/1/2006     1/1/2036   2,036.56   2/1/2006
6104873390   Primary     SFR           360       359   67.61    5.875    2/1/2006   3/1/2006     1/1/2036   4,088.02   2/1/2006
6108604379   Primary     PUD           360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036   2,096.84   2/1/2006
6139713975   Primary     2-Family      360       359   35.42    6.375    2/1/2006   2/1/2006     1/1/2036   3,453.13   2/1/2006
6145632326   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006     1/1/2036     649.25   2/1/2006
6147359324   Primary     SFR           360       358      80    6.125    1/1/2006   2/1/2006    12/1/2035   2,756.25   1/1/2006
6151094114   Secondary   SFR           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036        470   2/1/2006
6163539726   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006     1/1/2036   1,336.00   2/1/2006
6164155290   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036   2,252.50   2/1/2006
6169158604   Primary     PUD           360       358    26.2     6.75    1/1/2006   2/1/2006    12/1/2035   1,108.13   1/1/2006
6170533001   Primary     SFR           360       359   66.27     6.25    2/1/2006   3/1/2006     1/1/2036   2,864.58   2/1/2006
6179510836   Primary     PUD           360       359   77.52     6.75    2/1/2006   3/1/2006     1/1/2036   2,812.50   2/1/2006
6181298776   Primary     PUD           360       358      80     6.25    1/1/2006   2/1/2006    12/1/2035        700   1/1/2006
6185841647   Primary     Condo         360       358      80    6.125    1/1/2006   2/1/2006    12/1/2035   2,245.83   1/1/2006
6190188802   Primary     Townhouse     360       359   76.92        6    2/1/2006   3/1/2006     1/1/2036   2,500.00   2/1/2006
6191801601   Primary     PUD           360       359    66.4    5.625    2/1/2006   3/1/2006     1/1/2036   2,343.75   2/1/2006
6193759799   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006    12/1/2035   1,692.00   1/1/2006
6200299730   Primary     PUD           360       359      80        6    2/1/2006   3/1/2006     1/1/2036   1,640.00   2/1/2006
6207494953   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036   1,690.00   2/1/2006
6225272399   Primary     SFR           360       359      80        6    2/1/2006   3/1/2006     1/1/2036   1,900.00   2/1/2006
6230148253   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036   1,645.62   2/1/2006
6236755069   Primary     PUD           360       359   79.39     5.75    2/1/2006   2/1/2006     1/1/2036   3,593.75   2/1/2006
6240200367   Primary     SFR           360       359   51.91    5.875    2/1/2006   2/1/2006     1/1/2036   2,325.52   2/1/2006
6241941480   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036      715.6   2/1/2006
6248618099   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006    12/1/2035   1,018.33   1/1/2006
6248645571   Primary     PUD           360       359   68.48    6.125    2/1/2006   2/1/2006     1/1/2036   1,957.45   2/1/2006
6254197228   Primary     SFR           360       358      80     6.25    1/1/2006   3/1/2006    12/1/2035     730.53   2/1/2006
6261552126   Primary     SFR           360       358      80    6.375    1/1/2006   2/1/2006    12/1/2035     658.75   1/1/2006
6262027243   Primary     SFR           360       358   22.27    5.875    1/1/2006   2/1/2006    12/1/2035   1,199.48   1/1/2006
6263133693   Primary     SFR           360       359      80     6.75    2/1/2006   3/1/2006     1/1/2036   2,511.00   2/1/2006
6283547484   Secondary   SFR           360       358    57.5     6.75    1/1/2006   2/1/2006    12/1/2035   6,468.75   1/1/2006
6296344713   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006    12/1/2035     959.58   1/1/2006
6299997103   Primary     SFR           360       359   62.11    6.375    2/1/2006   3/1/2006     1/1/2036   1,567.19   2/1/2006
6305899129   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006     1/1/2036   1,480.00   2/1/2006
6315130044   Secondary   SFR           360       358   44.38     6.25    1/1/2006   2/1/2006    12/1/2035   1,848.96   1/1/2006
6316737771   Primary     SFR           360       358   69.17    6.375    1/1/2006   2/1/2006    12/1/2035   4,409.38   1/1/2006
6322484855   Primary     SFR           360       357      80     5.75   12/1/2005   2/1/2006    11/1/2035   1,107.83   1/1/2006
6323786332   Primary     SFR           360       359   39.96    6.375    2/1/2006   2/1/2006     1/1/2036   1,910.64   2/1/2006
6334584908   Primary     SFR           360       358   73.62    5.875    1/1/2006   2/1/2006    12/1/2035   2,090.52   1/1/2006
6341520267   Primary     SFR           360       359      80        6    2/1/2006   2/1/2006     1/1/2036   3,356.00   2/1/2006
6344836124   Primary     SFR           360       359      75     6.25    2/1/2006   3/1/2006     1/1/2036   3,027.34   2/1/2006
6354702919   Primary     PUD           360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036   1,073.27   2/1/2006
6365184925   Primary     SFR           360       359      70    5.375    2/1/2006   2/1/2006     1/1/2036     736.82   2/1/2006
6369071979   Primary     Condo         360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036   3,202.08   2/1/2006
6379748376   Primary     SFR           360       359   57.11     6.25    2/1/2006   2/1/2006     1/1/2036   1,338.54   2/1/2006
6387874446   Primary     SFR           360       359   76.47    5.875    2/1/2006   2/1/2006     1/1/2036   3,182.29   2/1/2006
6387909770   Primary     PUD           360       359   67.85    6.125    2/1/2006   2/1/2006     1/1/2036   2,143.75   2/1/2006
6391026603   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036   2,578.33   2/1/2006
6391936652   Primary     Condo         360       359      80     6.75    2/1/2006   2/1/2006     1/1/2036   1,709.55   2/1/2006
6392437122   Primary     Townhouse     360       358      80      5.5    1/1/2006   3/1/2006    12/1/2035   3,116.67   2/1/2006
6394013285   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006    12/1/2035   3,300.00   1/1/2006
6395959478   Primary     Condo         360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035   2,816.67   1/1/2006
6414642931   Primary     SFR           360       359      75    5.875    2/1/2006   2/1/2006     1/1/2036     826.17   2/1/2006
6427085706   Primary     PUD           360       359      80     6.25    2/1/2006   3/1/2006     1/1/2036   2,083.33   2/1/2006
6434029523   Secondary   PUD           360       359   69.57    6.375    2/1/2006   2/1/2006     1/1/2036   2,125.00   2/1/2006
6437351445   Primary     SFR           360       359   75.56     6.25    2/1/2006   2/1/2006     1/1/2036   1,239.58   2/1/2006
6444171596   Primary     SFR           360       358      80     5.75    1/1/2006   2/1/2006    12/1/2035   2,395.83   1/1/2006
6444801309   Primary     PUD           360       358      70    5.375    1/1/2006   3/1/2006    12/1/2035   2,754.69   2/1/2006
6451094293   Primary     PUD           360       359    50.9        6    2/1/2006   2/1/2006     1/1/2036   2,545.00   2/1/2006
6451330549   Investor    SFR           360       359      70    6.625    2/1/2006   2/1/2006     1/1/2036   1,070.49   2/1/2006
6452423475   Primary     SFR           360       358      80    5.875    1/1/2006   2/1/2006    12/1/2035     584.07   1/1/2006
6454441640   Primary     Condo         360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036     797.33   2/1/2006
6457045950   Primary     SFR           360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036      768.5   2/1/2006
6458824940   Primary     PUD           360       359      80        6    2/1/2006   2/1/2006     1/1/2036   1,208.50   2/1/2006
6459697790   Primary     SFR           360       358   37.56      6.5    1/1/2006   2/1/2006    12/1/2035   4,170.83   1/1/2006
6460126482   Primary     SFR           360       359   53.38    6.375    2/1/2006   3/1/2006     1/1/2036   2,098.44   2/1/2006
6460354746   Primary     SFR           360       359      80      6.5    2/1/2006   3/1/2006     1/1/2036     909.57   2/1/2006
6461584481   Primary     Condo         360       359      80      5.5    2/1/2006   2/1/2006     1/1/2036   1,118.33   2/1/2006
6467504715   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   5,864.38   2/1/2006
6468152415   Primary     SFR           360       358   71.51    6.125    1/1/2006   2/1/2006    12/1/2035   3,303.11   1/1/2006
6473924691   Primary     PUD           360       358   68.29     5.75    1/1/2006   2/1/2006    12/1/2035   1,341.67   1/1/2006
6477244930   Primary     SFR           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   2,212.92   2/1/2006
6490377790   Primary     PUD           360       358   79.98    6.375    1/1/2006   2/1/2006    12/1/2035     596.33   1/1/2006
6497874070   Primary     PUD           360       359      80    6.625    2/1/2006   3/1/2006     1/1/2036     676.19   2/1/2006
6498077046   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036   1,674.17   2/1/2006
6505408556   Primary     SFR           360       358      80    5.875    1/1/2006   3/1/2006    12/1/2035   2,741.14   2/1/2006
6506495065   Primary     PUD           360       358      80    6.375    1/1/2006   3/1/2006    12/1/2035   3,059.58   2/1/2006
6509742687   Primary     PUD           360       358    62.1    5.875    1/1/2006   2/1/2006    12/1/2035   4,727.42   1/1/2006
6511395961   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   1,763.75   2/1/2006
6519675927   Secondary   SFR           360       359   68.85     6.25    2/1/2006   2/1/2006     1/1/2036   1,559.90   2/1/2006
6521013828   Primary     PUD           360       358      80    6.125    1/1/2006   2/1/2006    12/1/2035   1,545.05   1/1/2006
6521937612   Primary     PUD           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036   1,959.08   2/1/2006
6525538275   Primary     Condo         360       359   79.89     6.25    2/1/2006   2/1/2006     1/1/2036   1,468.75   2/1/2006
6525668130   Primary     Condo         360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036      909.5   2/1/2006
6538192391   Primary     PUD           360       359      80      5.5    2/1/2006   2/1/2006     1/1/2036   2,603.33   2/1/2006
6545122092   Primary     PUD           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   1,081.00   2/1/2006
6545874684   Primary     PUD           360       359   69.51    5.625    2/1/2006   3/1/2006     1/1/2036   2,789.06   2/1/2006
6547512811   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036   1,040.00   2/1/2006
6562774676   Primary     SFR           360       358      65    6.125    1/1/2006   2/1/2006    12/1/2035   1,857.92   1/1/2006
6563155933   Primary     SFR           360       358   45.87      6.5    1/1/2006   2/1/2006    12/1/2035   2,708.33   1/1/2006
6566490170   Primary     SFR           360       358      80    6.625    1/1/2006   2/1/2006    12/1/2035   1,899.17   1/1/2006
6569857284   Primary     Condo         360       359      80     6.25    2/1/2006   3/1/2006     1/1/2036   2,343.75   2/1/2006
6575065443   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036   1,565.20   2/1/2006
6579154581   Primary     Condo         360       359   62.86     6.75    2/1/2006   2/1/2006     1/1/2036   1,856.25   2/1/2006
6581974760   Primary     PUD           360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   1,023.07   2/1/2006
6590441272   Primary     SFR           360       358      65    6.125    1/1/2006   2/1/2006    12/1/2035   3,715.83   1/1/2006
6599621700   Primary     SFR           360       359   68.85    6.625    2/1/2006   3/1/2006     1/1/2036   2,318.75   2/1/2006
6614665245   Primary     SFR           360       358   67.36        6    1/1/2006   3/1/2006    12/1/2035   3,705.00   2/1/2006
6616447949   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036   1,898.00   2/1/2006
6621139101   Primary     PUD           360       358   79.97      6.5    1/1/2006   2/1/2006    12/1/2035   3,161.44   1/1/2006
6625783987   Primary     PUD           360       358   64.66     6.25    1/1/2006   2/1/2006    12/1/2035   4,250.00   1/1/2006
6629049054   Primary     PUD           360       358   42.86    5.875    1/1/2006   3/1/2006    12/1/2035   2,937.50   2/1/2006
6630241898   Primary     SFR           360       358   59.57     6.25    1/1/2006   2/1/2006    12/1/2035   3,567.71   1/1/2006
6632532849   Primary     PUD           360       358      80     5.75    1/1/2006   2/1/2006    12/1/2035   1,418.33   1/1/2006
6645268480   Primary     SFR           360       358   69.06    6.375    1/1/2006   2/1/2006    12/1/2035   1,174.06   1/1/2006
6652148880   Primary     SFR           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   1,904.00   2/1/2006
6658399354   Primary     2-Family      360       359   63.64    6.375    2/1/2006   2/1/2006     1/1/2036   3,495.63   2/1/2006
6659528860   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036   2,812.50   2/1/2006
6663201892   Primary     SFR           360       359   67.66      6.5    2/1/2006   2/1/2006     1/1/2036   2,345.42   2/1/2006
6665732381   Primary     PUD           360       358      80    5.875    1/1/2006   2/1/2006    12/1/2035     788.42   1/1/2006
6669067495   Primary     PUD           360       358      70    6.125    1/1/2006   2/1/2006    12/1/2035   1,915.08   1/1/2006
6680431803   Primary     SFR           360       358      80     6.25    1/1/2006   2/1/2006    12/1/2035   2,904.17   1/1/2006
6697270533   Primary     Condo         360       359      80        6    2/1/2006   2/1/2006     1/1/2036   1,208.00   2/1/2006
6700178749   Primary     Condo         360       358   53.89    5.875    1/1/2006   2/1/2006    12/1/2035   1,728.23   1/1/2006
6707549918   Secondary   PUD           360       359      80    6.625    2/1/2006   2/1/2006     1/1/2036   1,015.83   2/1/2006
6708453920   Primary     SFR           360       358   74.53    6.125    1/1/2006   2/1/2006    12/1/2035   3,062.50   1/1/2006
6710936334   Investor    SFR           360       359      75    6.375    2/1/2006   2/1/2006     1/1/2036     617.58   2/1/2006
6724276727   Primary     SFR           360       359      80     6.25    2/1/2006   2/1/2006     1/1/2036     360.42   2/1/2006
6753609145   Primary     SFR           360       359      80      5.5    2/1/2006   3/1/2006     1/1/2036   2,629.00   2/1/2006
6756620883   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036     982.04   2/1/2006
6767994020   Primary     SFR           360       359      70        6    2/1/2006   2/1/2006     1/1/2036   1,470.00   2/1/2006
6768381466   Primary     SFR           360       359   77.16    6.125    2/1/2006   2/1/2006     1/1/2036   2,552.08   2/1/2006
6776802669   Primary     SFR           360       359   79.96      6.5    2/1/2006   2/1/2006     1/1/2036     801.67   2/1/2006
6785082782   Primary     SFR           360       358      75    6.375    1/1/2006   2/1/2006    12/1/2035   2,972.34   1/1/2006
6788498720   Primary     SFR           360       359   53.77     5.75    2/1/2006   3/1/2006     1/1/2036   1,365.63   2/1/2006
6792608561   Primary     SFR           360       358      75    6.375    1/1/2006   2/1/2006    12/1/2035   3,287.11   1/1/2006
6797947352   Primary     SFR           360       359   40.45      6.5    2/1/2006   3/1/2006     1/1/2036   1,950.00   2/1/2006
6800681196   Primary     SFR           360       358   55.61     5.75    1/1/2006   2/1/2006    12/1/2035   2,185.00   1/1/2006
6800955111   Primary     SFR           360       359   77.67    5.875    2/1/2006   2/1/2006     1/1/2036   2,281.46   2/1/2006
6803680070   Primary     SFR           360       358      80        6    1/1/2006   2/1/2006    12/1/2035   2,600.00   1/1/2006
6807258956   Primary     Condo         360       359      80     6.25    2/1/2006   3/1/2006     1/1/2036   1,270.83   2/1/2006
6815569790   Secondary   Condo         360       358      80      6.5    1/1/2006   2/1/2006    12/1/2035   1,655.33   1/1/2006
6816121385   Primary     Condo         360       359      50    6.375    2/1/2006   3/1/2006     1/1/2036   1,912.50   2/1/2006
6822559511   Primary     SFR           360       359      80    6.625    2/1/2006   3/1/2006     1/1/2036   1,099.75   2/1/2006
6824690082   Secondary   SFR           360       359   35.82     5.25    2/1/2006   2/1/2006     1/1/2036   2,625.00   2/1/2006
6831042970   Primary     PUD           360       359   79.99      6.5    2/1/2006   3/1/2006     1/1/2036     823.06   2/1/2006
6837018560   Primary     SFR           360       359      80    6.375    2/1/2006   3/1/2006     1/1/2036   1,687.25   2/1/2006
6838790217   Primary     SFR           360       358   44.87     6.25    1/1/2006   2/1/2006    12/1/2035   1,822.92   1/1/2006
6848244270   Primary     SFR           360       359   52.63      6.5    2/1/2006   2/1/2006     1/1/2036   5,416.67   2/1/2006
6856193708   Secondary   Condo         360       359      80    6.625    2/1/2006   3/1/2006     1/1/2036   3,952.92   2/1/2006
6857651639   Primary     SFR           360       358      80    6.375    1/1/2006   3/1/2006    12/1/2035     573.75   2/1/2006
6864665507   Primary     PUD           360       358      48    6.125    1/1/2006   3/1/2006    12/1/2035   2,143.75   2/1/2006
6870299481   Secondary   Condo         360       359    45.9     6.25    2/1/2006   2/1/2006     1/1/2036   1,458.33   2/1/2006
6873222134   Primary     SFR           360       359   54.64    6.375    2/1/2006   2/1/2006     1/1/2036   2,002.81   2/1/2006
6873985441   Primary     Condo         360       359      80     5.75    2/1/2006   2/1/2006     1/1/2036     962.17   2/1/2006
6889031479   Secondary   Condo         360       358      75    6.125    1/1/2006   2/1/2006    12/1/2035   1,014.45   1/1/2006
6891512508   Primary     PUD           360       359      75        6    2/1/2006   2/1/2006     1/1/2036   2,690.63   2/1/2006
6892427052   Secondary   SFR           360       359    60.4    5.875    2/1/2006   3/1/2006     1/1/2036     881.25   2/1/2006
6893183696   Primary     PUD           360       358      80    6.375    1/1/2006   2/1/2006    12/1/2035   1,075.25   1/1/2006
6893443835   Primary     SFR           360       359      80    6.125    2/1/2006   2/1/2006     1/1/2036   2,286.67   2/1/2006
6901194818   Primary     PUD           360       359      70    6.125    2/1/2006   2/1/2006     1/1/2036   3,019.11   2/1/2006
6908026153   Primary     PUD           360       358   65.79    6.125    1/1/2006   2/1/2006    12/1/2035   2,546.22   1/1/2006
6915146655   Primary     PUD           360       359   52.36     5.75    2/1/2006   3/1/2006     1/1/2036   3,512.29   2/1/2006
6930631293   Primary     3-Family      360       359      75    6.375    2/1/2006   2/1/2006     1/1/2036   5,267.34   2/1/2006
6934957074   Primary     SFR           360       359      80      6.5    2/1/2006   2/1/2006     1/1/2036     706.33   2/1/2006
6935826559   Primary     Condo         360       359      80        6    2/1/2006   2/1/2006     1/1/2036   3,215.00   2/1/2006
6937567946   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036   1,211.25   2/1/2006
6938621197   Primary     PUD           360       358   32.48    6.375    1/1/2006   2/1/2006    12/1/2035   3,968.44   1/1/2006
6940081471   Primary     Condo         360       359      80    5.875    2/1/2006   2/1/2006     1/1/2036   1,089.22   2/1/2006
6946653935   Primary     SFR           360       359      70        6    2/1/2006   3/1/2006     1/1/2036   2,187.50   2/1/2006
6948196818   Primary     SFR           360       359   45.29     6.25    2/1/2006   2/1/2006     1/1/2036   9,895.83   2/1/2006
6970768468   Primary     SFR           360       359      80     5.75    2/1/2006   3/1/2006     1/1/2036   2,181.17   2/1/2006
6971140303   Primary     SFR           360       359   54.76    6.375    2/1/2006   3/1/2006     1/1/2036   1,498.13   2/1/2006
6971463143   Primary     SFR           360       357      80    5.875   12/1/2005   2/1/2006    11/1/2035   2,252.08   1/1/2006
6971650855   Primary     PUD           360       359      80    6.375    2/1/2006   2/1/2006     1/1/2036      688.5   2/1/2006
6972305236   Primary     SFR           360       358   55.21        6    1/1/2006   3/1/2006    12/1/2035   1,739.18   2/1/2006
6983257517   Primary     PUD           360       358      61        6    1/1/2006   3/1/2006    12/1/2035   2,345.00   2/1/2006
6985331179   Primary     SFR           360       359      80    6.125    2/1/2006   3/1/2006     1/1/2036   2,409.17   2/1/2006
6989107369   Primary     SFR           360       359      59    5.875    2/1/2006   2/1/2006     1/1/2036   4,895.83   2/1/2006
6995757959   Primary     SFR           360       359   59.06    6.375    2/1/2006   2/1/2006     1/1/2036   2,666.88   2/1/2006

LOANID        OBAL            COBAL           PURPOSE     DOC         OAPPVAL         FRTRDATE
-----------------------------------------------------------------------------------------------

6004653595      800,000.00      800,000.00    Purchase    Standard    1,200,000.00    12/1/2015
6025557312      368,000.00      368,000.00    C/O Refi    Stated        510,000.00     1/1/2016
6042200136      160,000.00      160,000.00    Purchase    Stated        205,000.00     1/1/2016
6042646247      266,100.00      266,100.00    C/O Refi    Stated        515,000.00    12/1/2015
6049124701      560,000.00      560,000.00    R/T Refi    Stated        750,000.00     1/1/2016
6059963881      324,000.00      324,000.00    C/O Refi    Stated        675,000.00     1/1/2016
6060664759      120,000.00      120,000.00    C/O Refi    Stated        175,000.00     1/1/2016
6063180761      325,000.00      325,000.00    C/O Refi    Stated        470,000.00     1/1/2016
6068529319      362,691.00      362,691.00    Purchase    Standard      459,000.00    12/1/2015
6069492616      100,000.00      100,000.00    Purchase    Stated        208,000.00    12/1/2015
6071386475      633,213.00      633,213.00    Purchase    Standard      800,000.00     1/1/2016
6072685800      141,582.00      141,582.00    Purchase    Standard      180,000.00    12/1/2015
6073068311      640,000.00      640,000.00    Purchase    Standard      803,000.00    12/1/2015
6073208040      476,000.00      476,000.00    Purchase    Stated        595,000.00    12/1/2015
6076142675      489,000.00      488,782.62    R/T Refi    Stated        690,000.00    12/1/2015
6097778424      175,000.00      175,000.00    C/O Refi    Stated        340,000.00    12/1/2015
6100007985      399,000.00      399,000.00    C/O Refi    Stated        840,000.00     1/1/2016
6104873390      835,000.00      835,000.00    Purchase    Stated      1,235,000.00     1/1/2016
6108604379      394,700.00      394,700.00    Purchase    Stated        493,500.00     1/1/2016
6139713975      650,000.00      650,000.00    C/O Refi    Stated      1,835,000.00     1/1/2016
6145632326      127,200.00      127,193.45    Purchase    Standard      160,000.00     1/1/2016
6147359324      540,000.00      540,000.00    Purchase    Standard      675,000.00    12/1/2015
6151094114       96,000.00       96,000.00    Purchase    Standard      120,000.00     1/1/2016
6163539726      267,200.00      267,200.00    Purchase    Standard      344,000.00     1/1/2016
6164155290      424,000.00      423,954.69    C/O Refi    Stated        530,000.00     1/1/2016
6169158604      197,000.00      197,000.00    C/O Refi    Stated        752,000.00    12/1/2015
6170533001      550,000.00      550,000.00    C/O Refi    Stated        830,000.00     1/1/2016
6179510836      500,000.00      500,000.00    Purchase    Stated        645,000.00     1/1/2016
6181298776      134,400.00      134,400.00    Purchase    Stated        174,000.00    12/1/2015
6185841647      440,000.00      440,000.00    R/T Refi    Stated        550,000.00    12/1/2015
6190188802      500,000.00      500,000.00    Purchase    Stated        669,000.00     1/1/2016
6191801601      500,000.00      500,000.00    C/O Refi    Stated        753,000.00     1/1/2016
6193759799      345,600.00      345,600.00    Purchase    Stated        432,000.00    12/1/2015
6200299730      328,000.00      328,000.00    Purchase    Standard      415,000.00     1/1/2016
6207494953      312,000.00      312,000.00    Purchase    Stated        400,000.00     1/1/2016
6225272399      380,000.00      380,000.00    Purchase    Standard      490,000.00     1/1/2016
6230148253      315,960.00      315,960.00    Purchase    Stated        415,000.00     1/1/2016
6236755069      750,000.00      750,000.00    Purchase    Standard    1,355,000.00     1/1/2016
6240200367      475,000.00      475,000.00    C/O Refi    Stated        915,000.00     1/1/2016
6241941480      140,200.00      140,200.00    Purchase    Standard      175,500.00     1/1/2016
6248618099      208,000.00      208,000.00    Purchase    Standard      261,500.00    12/1/2015
6248645571      383,500.00      383,500.00    C/O Refi    Stated        560,000.00     1/1/2016
6254197228      140,262.00      140,262.00    Purchase    Standard      177,000.00    12/1/2015
6261552126      124,000.00      123,990.00    Purchase    Standard      155,000.00    12/1/2015
6262027243      245,000.00      244,999.74    R/T Refi    Stated      1,100,000.00    12/1/2015
6263133693      446,400.00      446,400.00    Purchase    Standard      590,000.00     1/1/2016
6283547484    1,150,000.00    1,150,000.00    C/O Refi    Standard    2,000,000.00    12/1/2015
6296344713      196,000.00      196,000.00    Purchase    Standard      245,000.00    12/1/2015
6299997103      295,000.00      294,867.19    C/O Refi    Stated        475,000.00     1/1/2016
6305899129      296,000.00      296,000.00    Purchase    Standard      370,000.00     1/1/2016
6315130044      355,000.00      354,663.16    C/O Refi    Stated        800,000.00    12/1/2015
6316737771      830,000.00      830,000.00    R/T Refi    Stated      1,200,000.00    12/1/2015
6322484855      231,200.00      231,200.00    Purchase    Standard      290,000.00    11/1/2015
6323786332      359,650.00      359,650.00    C/O Refi    Stated        900,000.00     1/1/2016
6334584908      427,000.00      427,000.00    R/T Refi    Stated        580,000.00    12/1/2015
6341520267      671,200.00      671,200.00    Purchase    Stated        839,000.00     1/1/2016
6344836124      581,250.00      581,250.00    R/T Refi    Stated        775,000.00     1/1/2016
6354702919      202,027.00      202,027.00    Purchase    Standard      325,000.00     1/1/2016
6365184925      164,500.00      164,500.00    Purchase    Stated        235,000.00     1/1/2016
6369071979      580,000.00      580,000.00    Purchase    Standard      750,000.00     1/1/2016
6379748376      257,000.00      257,000.00    C/O Refi    Stated        450,000.00     1/1/2016
6387874446      650,000.00      646,800.00    Purchase    Standard      850,000.00     1/1/2016
6387909770      420,000.00      420,000.00    C/O Refi    Stated        619,000.00     1/1/2016
6391026603      476,000.00      476,000.00    Purchase    Standard      595,000.00     1/1/2016
6391936652      303,920.00      303,920.00    Purchase    Stated        380,000.00     1/1/2016
6392437122      680,000.00      680,000.00    Purchase    Stated        850,000.00    12/1/2015
6394013285      660,000.00      660,000.00    Purchase    Stated        825,000.00    12/1/2015
6395959478      520,000.00      520,000.00    Purchase    Standard      650,000.00    12/1/2015
6414642931      168,750.00      168,750.00    R/T Refi    Stated        225,000.00     1/1/2016
6427085706      400,000.00      399,983.74    C/O Refi    Standard      500,000.00     1/1/2016
6434029523      400,000.00      400,000.00    Purchase    Stated        575,000.00     1/1/2016
6437351445      238,000.00      238,000.00    C/O Refi    Stated        315,000.00     1/1/2016
6444171596      500,000.00      500,000.00    Purchase    Stated        625,000.00    12/1/2015
6444801309      616,000.00      614,999.69    Purchase    Stated        880,000.00    12/1/2015
6451094293      509,000.00      509,000.00    R/T Refi    Stated      1,000,000.00     1/1/2016
6451330549      193,900.00      193,900.00    Purchase    Stated        277,000.00     1/1/2016
6452423475      119,300.00      119,300.00    Purchase    Standard      150,000.00    12/1/2015
6454441640      147,200.00      147,200.00    Purchase    Standard      190,000.00     1/1/2016
6457045950      139,200.00      139,200.00    R/T Refi    Stated        174,000.00     1/1/2016
6458824940      241,700.00      241,700.00    Purchase    Standard      305,000.00     1/1/2016
6459697790      770,000.00      770,000.00    R/T Refi    Stated      2,050,000.00    12/1/2015
6460126482      395,000.00      395,000.00    C/O Refi    Stated        740,000.00     1/1/2016
6460354746      167,920.00      167,920.00    Purchase    Standard      214,000.00     1/1/2016
6461584481      244,000.00      244,000.00    Purchase    Standard      325,000.00     1/1/2016
6467504715      940,000.00      939,129.37    Purchase    Standard    1,300,000.00     1/1/2016
6468152415      647,139.00      647,139.00    R/T Refi    Stated        905,000.00    12/1/2015
6473924691      280,000.00      280,000.00    C/O Refi    Stated        410,000.00    12/1/2015
6477244930      452,000.00      452,000.00    Purchase    Stated        565,000.00     1/1/2016
6490377790      112,250.00      112,250.00    Purchase    Standard      147,000.00    12/1/2015
6497874070      122,480.00      122,476.69    Purchase    Standard      157,000.00     1/1/2016
6498077046      328,000.00      328,000.00    Purchase    Standard      415,000.00     1/1/2016
6505408556      560,000.00      559,782.81    Purchase    Stated        700,000.00    12/1/2015
6506495065      575,920.00      575,920.00    Purchase    Standard      720,000.00    12/1/2015
6509742687      965,600.00      965,600.00    R/T Refi    Stated      1,555,000.00    12/1/2015
6511395961      332,000.00      332,000.00    Purchase    Standard      415,000.00     1/1/2016
6519675927      299,500.00      299,500.00    R/T Refi    Stated        435,000.00     1/1/2016
6521013828      302,703.00      302,703.00    Purchase    Standard      378,400.00    12/1/2015
6521937612      383,820.00      383,820.00    Purchase    Standard      490,000.00     1/1/2016
6525538275      282,000.00      282,000.00    R/T Refi    Stated        353,000.00     1/1/2016
6525668130      171,200.00      171,200.00    Purchase    Standard      214,000.00     1/1/2016
6538192391      568,000.00      568,000.00    Purchase    Standard      727,000.00     1/1/2016
6545122092      220,800.00      220,800.00    Purchase    Stated        276,000.00     1/1/2016
6545874684      595,000.00      595,000.00    C/O Refi    Stated        856,000.00     1/1/2016
6547512811      192,000.00      192,000.00    R/T Refi    Stated        240,000.00     1/1/2016
6562774676      364,000.00      364,000.00    R/T Refi    Stated        560,000.00    12/1/2015
6563155933      500,000.00      500,000.00    C/O Refi    Stated      1,090,000.00    12/1/2015
6566490170      344,000.00      344,000.00    C/O Refi    Stated        430,000.00    12/1/2015
6569857284      450,000.00      450,000.00    Purchase    Stated        563,000.00     1/1/2016
6575065443      288,960.00      288,960.00    Purchase    Stated        368,000.00     1/1/2016
6579154581      330,000.00      330,000.00    C/O Refi    Stated        525,000.00     1/1/2016
6581974760      208,968.00      208,968.00    Purchase    Standard      265,000.00     1/1/2016
6590441272      728,000.00      727,750.00    C/O Refi    Stated      1,120,000.00    12/1/2015
6599621700      420,000.00      420,000.00    Purchase    Stated        610,000.00     1/1/2016
6614665245      741,000.00      741,000.00    R/T Refi    Stated      1,100,000.00    12/1/2015
6616447949      350,400.00      350,400.00    Purchase    Stated        438,000.00     1/1/2016
6621139101      583,650.00      583,650.00    Purchase    Standard      735,000.00    12/1/2015
6625783987      816,000.00      816,000.00    R/T Refi    Stated      1,262,000.00    12/1/2015
6629049054      600,000.00      599,985.00    R/T Refi    Stated      1,400,000.00    12/1/2015
6630241898      685,000.00      685,000.00    C/O Refi    Stated      1,150,000.00    12/1/2015
6632532849      296,000.00      296,000.00    Purchase    Standard      375,000.00    12/1/2015
6645268480      221,000.00      221,000.00    R/T Refi    Stated        320,000.00    12/1/2015
6652148880      358,400.00      358,400.00    C/O Refi    Stated        448,000.00     1/1/2016
6658399354      658,000.00      658,000.00    R/T Refi    Stated      1,034,000.00     1/1/2016
6659528860      540,000.00      540,000.00    Purchase    Stated        675,000.00     1/1/2016
6663201892      433,000.00      433,000.00    R/T Refi    Stated        640,000.00     1/1/2016
6665732381      161,040.00      160,990.00    Purchase    Standard      201,300.00    12/1/2015
6669067495      375,200.00      375,200.00    C/O Refi    Stated        536,000.00    12/1/2015
6680431803      557,600.00      557,600.00    Purchase    Standard      697,000.00    12/1/2015
6697270533      241,600.00      241,600.00    Purchase    Standard      302,000.00     1/1/2016
6700178749      353,000.00      353,000.00    R/T Refi    Stated        655,000.00    12/1/2015
6707549918      184,000.00      184,000.00    Purchase    Standard      241,000.00     1/1/2016
6708453920      600,000.00      600,000.00    C/O Refi    Stated        805,000.00    12/1/2015
6710936334      116,250.00      116,250.00    Purchase    Stated        164,000.00     1/1/2016
6724276727       69,200.00       69,200.00    Purchase    Standard       87,500.00     1/1/2016
6753609145      573,600.00      573,500.00    Purchase    Stated        717,000.00     1/1/2016
6756620883      192,400.00      192,400.00    Purchase    Standard      260,000.00     1/1/2016
6767994020      293,999.00      293,999.00    C/O Refi    Stated        420,000.00     1/1/2016
6768381466      500,000.00      500,000.00    C/O Refi    Stated        648,000.00     1/1/2016
6776802669      148,000.00      148,000.00    Purchase    Stated        187,000.00     1/1/2016
6785082782      559,500.00      559,500.00    Purchase    Stated        750,000.00    12/1/2015
6788498720      285,000.00      285,000.00    R/T Refi    Stated        530,000.00     1/1/2016
6792608561      618,750.00      618,750.00    R/T Refi    Stated        825,000.00    12/1/2015
6797947352      360,000.00      360,000.00    C/O Refi    Stated        890,000.00     1/1/2016
6800681196      456,000.00      456,000.00    R/T Refi    Stated        820,000.00    12/1/2015
6800955111      466,000.00      466,000.00    C/O Refi    Stated        600,000.00     1/1/2016
6803680070      520,000.00      520,000.00    Purchase    Stated        675,000.00    12/1/2015
6807258956      244,000.00      244,000.00    Purchase    Standard      310,000.00     1/1/2016
6815569790      305,600.00      305,600.00    Purchase    No Ratio      383,000.00    12/1/2015
6816121385      360,000.00      358,000.50    R/T Refi    Stated        720,000.00     1/1/2016
6822559511      199,200.00      199,200.00    Purchase    Standard      271,000.00     1/1/2016
6824690082      600,000.00      600,000.00    C/O Refi    Stated      1,675,000.00     1/1/2016
6831042970      151,950.00      151,930.00    Purchase    Standard      190,000.00     1/1/2016
6837018560      317,600.00      317,600.00    Purchase    Standard      397,000.00     1/1/2016
6838790217      350,000.00      349,662.92    C/O Refi    Stated        780,000.00    12/1/2015
6848244270    1,000,000.00    1,000,000.00    R/T Refi    Stated      1,900,000.00     1/1/2016
6856193708      716,000.00      716,000.00    Purchase    Stated        895,000.00     1/1/2016
6857651639      108,000.00      108,000.00    Purchase    Standard      135,000.00    12/1/2015
6864665507      420,000.00      420,000.00    R/T Refi    Stated        875,000.00    12/1/2015
6870299481      280,000.00      280,000.00    C/O Refi    Stated        610,000.00     1/1/2016
6873222134      377,000.00      377,000.00    R/T Refi    Stated        690,000.00     1/1/2016
6873985441      200,800.00      200,800.00    Purchase    Standard      252,000.00     1/1/2016
6889031479      198,750.00      198,750.00    Purchase    Stated        265,500.00    12/1/2015
6891512508      538,125.00      538,125.00    Purchase    Stated        717,500.00     1/1/2016
6892427052      180,000.00      180,000.00    C/O Refi    Stated        298,000.00     1/1/2016
6893183696      202,400.00      202,400.00    Purchase    Standard      265,000.00    12/1/2015
6893443835      448,000.00      448,000.00    Purchase    Standard      560,000.00     1/1/2016
6901194818      591,500.00      591,500.00    C/O Refi    Stated        845,000.00     1/1/2016
6908026153      500,000.00      498,852.08    C/O Refi    Stated        760,000.00    12/1/2015
6915146655      733,000.00      733,000.00    R/T Refi    Stated      1,400,000.00     1/1/2016
6930631293      991,500.00      991,500.00    Purchase    Standard    1,322,000.00     1/1/2016
6934957074      130,400.00      130,400.00    Purchase    Standard      163,000.00     1/1/2016
6935826559      643,000.00      643,000.00    Purchase    Stated        804,000.00     1/1/2016
6937567946      228,000.00      228,000.00    Purchase    Standard      285,000.00     1/1/2016
6938621197      747,000.00      747,000.00    R/T Refi    Stated      2,300,000.00    12/1/2015
6940081471      222,480.00      222,480.00    Purchase    Standard      278,100.00     1/1/2016
6946653935      437,500.00      437,499.50    C/O Refi    Stated        625,000.00     1/1/2016
6948196818    1,900,000.00    1,900,000.00    Purchase    Standard    4,200,000.00     1/1/2016
6970768468      455,200.00      455,200.00    Purchase    Standard      570,000.00     1/1/2016
6971140303      282,000.00      281,898.63    R/T Refi    Stated        515,000.00     1/1/2016
6971463143      460,000.00      460,000.00    Purchase    Standard      577,000.00    11/1/2015
6971650855      129,600.00      129,600.00    Purchase    Standard      164,000.00     1/1/2016
6972305236      347,836.00      347,836.00    R/T Refi    Stated        630,000.00    12/1/2015
6983257517      469,000.00      469,000.00    Purchase    Stated        773,000.00    12/1/2015
6985331179      472,000.00      471,500.00    R/T Refi    Stated        590,000.00     1/1/2016
6989107369    1,000,000.00    1,000,000.00    Purchase    Stated      1,700,000.00     1/1/2016
6995757959      502,000.00      502,000.00    C/O Refi    Stated        850,000.00     1/1/2016

LOANID        CEILING    FLOOR    CAPINT    MARGIN    INDEX          ODATE
-------------------------------------------------------------------------------

6004653595      11.25     2.25         2      2.25    12 MO LIBOR    11/14/2005
6025557312      11.25     2.25         2      2.25    12 MO LIBOR     12/7/2005
6042200136     11.375     2.25         2      2.25    12 MO LIBOR     12/7/2005
6042646247      11.25     2.25         2      2.25    12 MO LIBOR    11/28/2005
6049124701     10.875     2.25         2      2.25    12 MO LIBOR     12/9/2005
6059963881     11.125     2.25         2      2.25    12 MO LIBOR     12/9/2005
6060664759      11.75     2.25         2      2.25    12 MO LIBOR     12/8/2005
6063180761     11.375     2.25         2      2.25    12 MO LIBOR     12/6/2005
6068529319      10.75     2.25         2      2.25    12 MO LIBOR    11/23/2005
6069492616       11.5     2.25         2      2.25    12 MO LIBOR    11/29/2005
6071386475       11.5     2.25         2      2.25    12 MO LIBOR    12/19/2005
6072685800      10.75     2.25         2      2.25    12 MO LIBOR    11/29/2005
6073068311      11.25     2.25         2      2.25    12 MO LIBOR     11/7/2005
6073208040     11.125     2.25         2      2.25    12 MO LIBOR    11/23/2005
6076142675     10.875     2.25         2      2.25    12 MO LIBOR     11/9/2005
6097778424      11.25     2.25         2      2.25    12 MO LIBOR    11/15/2005
6100007985     11.125     2.25         2      2.25    12 MO LIBOR    12/19/2005
6104873390     10.875     2.25         2      2.25    12 MO LIBOR    12/21/2005
6108604379     11.375     2.25         2      2.25    12 MO LIBOR     12/1/2005
6139713975     11.375     2.25         2      2.25    12 MO LIBOR    12/19/2005
6145632326     11.125     2.25         2      2.25    12 MO LIBOR    12/15/2005
6147359324     11.125     2.25         2      2.25    12 MO LIBOR    11/16/2005
6151094114     10.875     2.25         2      2.25    12 MO LIBOR    12/12/2005
6163539726         11     2.25         2      2.25    12 MO LIBOR    12/14/2005
6164155290     11.375     2.25         2      2.25    12 MO LIBOR    12/12/2005
6169158604      11.75     2.25         2      2.25    12 MO LIBOR    11/18/2005
6170533001      11.25     2.25         2      2.25    12 MO LIBOR     12/9/2005
6179510836      11.75     2.25         2      2.25    12 MO LIBOR     12/8/2005
6181298776      11.25     2.25         2      2.25    12 MO LIBOR    11/30/2005
6185841647     11.125     2.25         2      2.25    12 MO LIBOR    11/21/2005
6190188802         11     2.25         2      2.25    12 MO LIBOR    12/14/2005
6191801601     10.625     2.25         2      2.25    12 MO LIBOR     12/1/2005
6193759799     10.875     2.25         2      2.25    12 MO LIBOR    11/30/2005
6200299730         11     2.25         2      2.25    12 MO LIBOR    12/16/2005
6207494953       11.5     2.25         2      2.25    12 MO LIBOR    12/22/2005
6225272399         11     2.25         2      2.25    12 MO LIBOR     12/2/2005
6230148253      11.25     2.25         2      2.25    12 MO LIBOR     12/8/2005
6236755069      10.75     2.25         2      2.25    12 MO LIBOR    11/28/2005
6240200367     10.875     2.25         2      2.25    12 MO LIBOR    12/19/2005
6241941480     11.125     2.25         2      2.25    12 MO LIBOR    12/12/2005
6248618099     10.875     2.25         2      2.25    12 MO LIBOR    11/18/2005
6248645571     11.125     2.25         2      2.25    12 MO LIBOR     12/2/2005
6254197228      11.25     2.25         2      2.25    12 MO LIBOR    11/18/2005
6261552126     11.375     2.25         2      2.25    12 MO LIBOR    11/30/2005
6262027243     10.875     2.25         2      2.25    12 MO LIBOR    11/22/2005
6263133693      11.75     2.25         2      2.25    12 MO LIBOR    12/12/2005
6283547484      11.75     2.25         2      2.25    12 MO LIBOR    11/21/2005
6296344713     10.875     2.25         2      2.25    12 MO LIBOR    11/17/2005
6299997103     11.375     2.25         2      2.25    12 MO LIBOR     12/2/2005
6305899129         11     2.25         2      2.25    12 MO LIBOR     12/9/2005
6315130044      11.25     2.25         2      2.25    12 MO LIBOR    11/18/2005
6316737771     11.375     2.25         2      2.25    12 MO LIBOR    11/21/2005
6322484855      10.75     2.25         2      2.25    12 MO LIBOR    10/24/2005
6323786332     11.375     2.25         2      2.25    12 MO LIBOR     12/2/2005
6334584908     10.875     2.25         2      2.25    12 MO LIBOR    11/21/2005
6341520267         11     2.25         2      2.25    12 MO LIBOR    12/13/2005
6344836124      11.25     2.25         2      2.25    12 MO LIBOR    12/12/2005
6354702919     11.375     2.25         2      2.25    12 MO LIBOR    12/13/2005
6365184925     10.375     2.25         2      2.25    12 MO LIBOR    12/16/2005
6369071979     11.625     2.25         2      2.25    12 MO LIBOR     12/6/2005
6379748376      11.25     2.25         2      2.25    12 MO LIBOR     12/6/2005
6387874446     10.875     2.25         2      2.25    12 MO LIBOR    12/15/2005
6387909770     11.125     2.25         2      2.25    12 MO LIBOR     12/5/2005
6391026603       11.5     2.25         2      2.25    12 MO LIBOR    12/12/2005
6391936652      11.75     2.25         2      2.25    12 MO LIBOR    12/16/2005
6392437122       10.5     2.25         2      2.25    12 MO LIBOR     11/8/2005
6394013285         11     2.25         2      2.25    12 MO LIBOR     11/8/2005
6395959478       11.5     2.25         2      2.25    12 MO LIBOR     12/1/2005
6414642931     10.875     2.25         2      2.25    12 MO LIBOR     12/6/2005
6427085706      11.25     2.25         2      2.25    12 MO LIBOR     12/7/2005
6434029523     11.375     2.25         2      2.25    12 MO LIBOR     12/7/2005
6437351445      11.25     2.25         2      2.25    12 MO LIBOR     12/9/2005
6444171596      10.75     2.25         2      2.25    12 MO LIBOR    11/17/2005
6444801309     10.375     2.25         2      2.25    12 MO LIBOR    11/21/2005
6451094293         11     2.25         2      2.25    12 MO LIBOR     12/9/2005
6451330549     11.625     2.25         2      2.25    12 MO LIBOR     12/9/2005
6452423475     10.875     2.25         2      2.25    12 MO LIBOR    11/30/2005
6454441640       11.5     2.25         2      2.25    12 MO LIBOR    12/19/2005
6457045950     11.625     2.25         2      2.25    12 MO LIBOR     12/5/2005
6458824940         11     2.25         2      2.25    12 MO LIBOR    12/15/2005
6459697790       11.5     2.25         2      2.25    12 MO LIBOR    11/18/2005
6460126482     11.375     2.25         2      2.25    12 MO LIBOR    11/28/2005
6460354746       11.5     2.25         2      2.25    12 MO LIBOR    12/21/2005
6461584481       10.5     2.25         2      2.25    12 MO LIBOR     12/5/2005
6467504715     11.375     2.25         2      2.25    12 MO LIBOR     12/7/2005
6468152415     11.125     2.25         2      2.25    12 MO LIBOR    11/23/2005
6473924691      10.75     2.25         2      2.25    12 MO LIBOR     11/9/2005
6477244930     10.875     2.25         2      2.25    12 MO LIBOR     12/1/2005
6490377790     11.375     2.25         2      2.25    12 MO LIBOR    11/30/2005
6497874070     11.625     2.25         2      2.25    12 MO LIBOR    12/19/2005
6498077046     11.125     2.25         2      2.25    12 MO LIBOR    12/19/2005
6505408556     10.875     2.25         2      2.25    12 MO LIBOR     11/8/2005
6506495065     11.375     2.25         2      2.25    12 MO LIBOR     12/1/2005
6509742687     10.875     2.25         2      2.25    12 MO LIBOR    11/22/2005
6511395961     11.375     2.25         2      2.25    12 MO LIBOR     12/9/2005
6519675927      11.25     2.25         2      2.25    12 MO LIBOR     12/9/2005
6521013828     11.125     2.25         2      2.25    12 MO LIBOR    11/30/2005
6521937612     11.125     2.25         2      2.25    12 MO LIBOR    12/21/2005
6525538275      11.25     2.25         2      2.25    12 MO LIBOR    11/30/2005
6525668130     11.375     2.25         2      2.25    12 MO LIBOR    12/15/2005
6538192391       10.5     2.25         2      2.25    12 MO LIBOR     12/9/2005
6545122092     10.875     2.25         2      2.25    12 MO LIBOR     12/5/2005
6545874684     10.625     2.25         2      2.25    12 MO LIBOR     12/9/2005
6547512811       11.5     2.25         2      2.25    12 MO LIBOR    12/14/2005
6562774676     11.125     2.25         2      2.25    12 MO LIBOR    11/29/2005
6563155933       11.5     2.25         2      2.25    12 MO LIBOR    11/16/2005
6566490170     11.625     2.25         2      2.25    12 MO LIBOR    11/29/2005
6569857284      11.25     2.25         2      2.25    12 MO LIBOR     12/6/2005
6575065443       11.5     2.25         2      2.25    12 MO LIBOR     12/6/2005
6579154581      11.75     2.25         2      2.25    12 MO LIBOR    11/28/2005
6581974760     10.875     2.25         2      2.25    12 MO LIBOR    12/15/2005
6590441272     11.125     2.25         2      2.25    12 MO LIBOR    11/21/2005
6599621700     11.625     2.25         2      2.25    12 MO LIBOR     12/7/2005
6614665245         11     2.25         2      2.25    12 MO LIBOR    11/25/2005
6616447949       11.5     2.25         2      2.25    12 MO LIBOR     12/6/2005
6621139101       11.5     2.25         2      2.25    12 MO LIBOR    11/29/2005
6625783987      11.25     2.25         2      2.25    12 MO LIBOR    11/14/2005
6629049054     10.875     2.25         2      2.25    12 MO LIBOR    11/18/2005
6630241898      11.25     2.25         2      2.25    12 MO LIBOR     11/3/2005
6632532849      10.75     2.25         2      2.25    12 MO LIBOR    11/28/2005
6645268480     11.375     2.25         2      2.25    12 MO LIBOR    11/23/2005
6652148880     11.375     2.25         2      2.25    12 MO LIBOR     12/9/2005
6658399354     11.375     2.25         2      2.25    12 MO LIBOR    12/13/2005
6659528860      11.25     2.25         2      2.25    12 MO LIBOR     12/6/2005
6663201892       11.5     2.25         2      2.25    12 MO LIBOR    12/13/2005
6665732381     10.875     2.25         2      2.25    12 MO LIBOR    11/29/2005
6669067495     11.125     2.25         2      2.25    12 MO LIBOR    11/28/2005
6680431803      11.25     2.25         2      2.25    12 MO LIBOR    11/28/2005
6697270533         11     2.25         2      2.25    12 MO LIBOR    12/21/2005
6700178749     10.875     2.25         2      2.25    12 MO LIBOR    11/28/2005
6707549918     11.625     2.25         2      2.25    12 MO LIBOR    12/16/2005
6708453920     11.125     2.25         2      2.25    12 MO LIBOR    11/28/2005
6710936334     11.375     2.25         2      2.25    12 MO LIBOR    12/13/2005
6724276727      11.25     2.25         2      2.25    12 MO LIBOR    12/16/2005
6753609145       10.5     2.25         2      2.25    12 MO LIBOR     12/6/2005
6756620883     11.125     2.25         2      2.25    12 MO LIBOR    12/21/2005
6767994020         11     2.25         2      2.25    12 MO LIBOR     12/2/2005
6768381466     11.125     2.25         2      2.25    12 MO LIBOR     12/6/2005
6776802669       11.5     2.25         2      2.25    12 MO LIBOR    12/16/2005
6785082782     11.375     2.25         2      2.25    12 MO LIBOR    11/22/2005
6788498720      10.75     2.25         2      2.25    12 MO LIBOR     12/1/2005
6792608561     11.375     2.25         2      2.25    12 MO LIBOR    11/23/2005
6797947352       11.5     2.25         2      2.25    12 MO LIBOR     12/9/2005
6800681196      10.75     2.25         2      2.25    12 MO LIBOR     11/8/2005
6800955111     10.875     2.25         2      2.25    12 MO LIBOR     12/5/2005
6803680070         11     2.25         2      2.25    12 MO LIBOR    11/28/2005
6807258956      11.25     2.25         2      2.25    12 MO LIBOR    12/16/2005
6815569790       11.5     2.25         2      2.25    12 MO LIBOR    11/30/2005
6816121385     11.375     2.25         2      2.25    12 MO LIBOR     12/6/2005
6822559511     11.625     2.25         2      2.25    12 MO LIBOR     12/7/2005
6824690082      10.25     2.25         2      2.25    12 MO LIBOR    12/16/2005
6831042970       11.5     2.25         2      2.25    12 MO LIBOR     12/9/2005
6837018560     11.375     2.25         2      2.25    12 MO LIBOR     12/1/2005
6838790217      11.25     2.25         2      2.25    12 MO LIBOR    11/22/2005
6848244270       11.5     2.25         2      2.25    12 MO LIBOR    12/15/2005
6856193708     11.625     2.25         2      2.25    12 MO LIBOR     12/6/2005
6857651639     11.375     2.25         2      2.25    12 MO LIBOR    11/30/2005
6864665507     11.125     2.25         2      2.25    12 MO LIBOR    11/23/2005
6870299481      11.25     2.25         2      2.25    12 MO LIBOR    12/14/2005
6873222134     11.375     2.25         2      2.25    12 MO LIBOR     12/6/2005
6873985441      10.75     2.25         2      2.25    12 MO LIBOR    12/19/2005
6889031479     11.125     2.25         2      2.25    12 MO LIBOR    11/21/2005
6891512508         11     2.25         2      2.25    12 MO LIBOR    12/15/2005
6892427052     10.875     2.25         2      2.25    12 MO LIBOR     12/7/2005
6893183696     11.375     2.25         2      2.25    12 MO LIBOR    11/29/2005
6893443835     11.125     2.25         2      2.25    12 MO LIBOR     12/1/2005
6901194818     11.125     2.25         2      2.25    12 MO LIBOR     12/7/2005
6908026153     11.125     2.25         2      2.25    12 MO LIBOR    11/18/2005
6915146655      10.75     2.25         2      2.25    12 MO LIBOR     12/7/2005
6930631293     11.375     2.25         2      2.25    12 MO LIBOR    11/30/2005
6934957074       11.5     2.25         2      2.25    12 MO LIBOR     12/8/2005
6935826559         11     2.25         2      2.25    12 MO LIBOR     12/9/2005
6937567946     11.375     2.25         2      2.25    12 MO LIBOR     12/8/2005
6938621197     11.375     2.25         2      2.25    12 MO LIBOR    11/21/2005
6940081471     10.875     2.25         2      2.25    12 MO LIBOR    12/23/2005
6946653935         11     2.25         2      2.25    12 MO LIBOR     12/7/2005
6948196818      11.25     2.25         2      2.25    12 MO LIBOR     12/2/2005
6970768468      10.75     2.25         2      2.25    12 MO LIBOR     12/9/2005
6971140303     11.375     2.25         2      2.25    12 MO LIBOR    12/12/2005
6971463143     10.875     2.25         2      2.25    12 MO LIBOR     11/3/2005
6971650855     11.375     2.25         2      2.25    12 MO LIBOR    12/21/2005
6972305236         11     2.25         2      2.25    12 MO LIBOR    11/21/2005
6983257517         11     2.25         2      2.25    12 MO LIBOR    11/29/2005
6985331179     11.125     2.25         2      2.25    12 MO LIBOR    11/29/2005
6989107369     10.875     2.25         2      2.25    12 MO LIBOR     12/7/2005
6995757959     11.375     2.25         2      2.25    12 MO LIBOR     12/7/2005

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   Wells Fargo Bank, N.A.
      1015 10th Avenue Southeast
      Minneapolis, Minnesota 55414
      Attention: Inventory Control -- BAFC 2006-B

Re:   The Pooling and Servicing Agreement, dated February 28, 2006, among Banc of America Funding Corporation, as Depositor, Bank of America, National
      Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee.

      In connection with the administration of the Mortgage Loans held by you, as custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.  Mortgage Paid in Full

____  2.  Foreclosure

____  3.  Substitution

____  4.  Other Liquidation

____  5.  Nonliquidation                              Reason: __________________

                                        By:_____________________________________
                                             (authorized signer of Servicer)

                                        Issuer:_________________________________

                                        Address:________________________________

                                        ________________________________________

                                        Date:___________________________________

                                       E-1

Custodian

Wells Fargo Bank, N.A.
Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                                Date

Documents returned to Custodian:

__________________________________  _______________
Custodian                                Date

                                       E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated February 28, 2006, among Banc of America Funding Corporation, as
Depositor, Bank of America, National Association, as Servicer, and Wells Fargo
Bank, N.A., as Trustee.

                                        [_______________],

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-B

            Re:    Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-B, Class ___, having an initial aggregate
            Certificate Balance as of February 28, 2006 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated February 28, 2006, among Banc of America Funding Corporation, as Depositor, Bank of America, National Association, as Servicer, and Wells
Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1.    The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

      2.    Neither the Transferor nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the
Transferred Certificates under the Securities Act of 1933, as amended (the "1933
Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the
1933 Act or any state securities laws.

                                      G-1-1

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                      G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-B

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-B, Class ___, having an initial aggregate
            Certificate Balance as of February 28, 2006 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated February 28, 2006, among Banc of America
Funding Corporation, as Depositor, Bank of America, National Association, as
Servicer, and Wells Fargo Bank, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1.    The Transferee is a "qualified institutional buyer"
      (a "Qualified Institutional Buyer") as that term is defined in Rule 144A
      ("Rule 144A") under the Securities Act of 1933, as amended (the "1933
      Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only
      (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified
      Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2.    The Transferee has been furnished with all information
      regarding (a) the Depositor, (b) the Transferred Certificates and
      distributions thereon, (c) the nature, performance and servicing of the
      Mortgage Loans, (d) the Pooling and Servicing Agreement and the Trust
      created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

            3.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the
      Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-2

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the
Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2.    The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

      ___   Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue
            Code of 1986.

      ___   Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the
            District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred
            Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan

________________________

      (1) Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case,
Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                     G-2A-4

            association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the
            Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___   Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S.
            territory or the District of Columbia.

      ___   State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___   ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
            1974.

      ___   Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___   Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the
Transferee is a dealer, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4.    For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

                                     G-2A-5

principles and if the investments of such subsidiaries are managed under the
Transferee's direction. However, such securities were not included if the
Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities
Exchange Act of 1934, as amended.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____      Will the Transferee be purchasing the Transferred
            Yes    No       Certificates only  for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the
"Transferor") and Wells Fargo Bank, N.A., as Trustee with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1.    As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2.    The Transferee is a "qualified institutional buyer" as defined in
Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the
cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____  The Transferee owned and/or invested on a discretionary basis
            $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with
            Rule 144A).

      ____  The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the
            Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3.    The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

      4.    The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the
Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the
Transferee, or owned by the Transferee's Family of Investment Companies, the
securities referred to in this paragraph were excluded.

      5.    The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____
            Yes    No        Will the Transferee be purchasing the Transferred
                             Certificates only for the Transferee's own account?

      6.    If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer"
status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7.    The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        IF AN ADVISER:

                                        Print Name of Transferee

                                        By:_____________________________________

                                        Date:___________________________________

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-B

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-B, Class ___, having an initial aggregate
            Certificate Principal Balance as of February 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated February 28, 2006, among Banc of
America Funding Corporation, as Depositor, Bank of America, National
Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1.    Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2.    Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred
Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Trustee or the Depositor and (ii) the
Trustee

                                     G-2B-1

shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Sponsor, their affiliates or both.

      3.    The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
      AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
      WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
      TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT
      AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING
      AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
      BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN
      INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME
      SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF
      1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW
      ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A
      "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF
      ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE
      MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A
      REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE,
      STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN
      OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT
      IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS
      CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS
      DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
      ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES
      AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT
      PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR
      AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE
      SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND

                                     G-2B-2

      LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT
      HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60
      APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
      TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
      CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN
      A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION
      4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE
      SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN
      IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS
      CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
      REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
      PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
      REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
      PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT
      PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE
      TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
      PURPORTED TRANSFEREE.

      4.    Neither the Transferee nor anyone acting on its behalf has (a)
offered, transferred, pledged, sold or otherwise disposed of any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any
Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e)
taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the
Transferred Certificates under the 1933 Act, would render the disposition of the
Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred
Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5.    The Transferee has been furnished with all information regarding (a)
the Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6.    The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business

                                     G-2B-3

matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7.    If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                     G-2B-4

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention:  Corporate Trust Services - BAFC 2006-B

      Re:   Banc of America Funding Corporation, Mortgage Pass-Through
            Certificates, Series 2006-B, Class ___, having an initial aggregate
            Certificate Balance as of February 28, 2006 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated February 28, 2006, among Banc of
America Funding Corporation, as Depositor, Bank of America, National
Association, as Servicer, and Wells Fargo Bank, N.A., as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as
Trustee, either that:

      (a)   it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the
Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b)   With respect to the Class B-4, Class B-5 and Class B-6 Certificates
only, it is an insurance company and the source of funds used to purchase the
Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"),
60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s)
held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under
Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

                                       H-1

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Date:___________________________________

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-B

STATE OF          )
                  ) ss:
COUNTY OF         )

      The undersigned, being first duly sworn, deposes and says as follows:

      1.    The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated February 28, 2006 (the "Agreement"), among Banc of America Funding
Corporation, as Depositor, Bank of America, National Association, as Servicer,
and Wells Fargo Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The
Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2.    The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the
Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3.    The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4.    The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a
Permitted Transferee is the record Holder of an interest in such entity. The
Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.
(For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a

                                       I-1

partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5.    The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6.    The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

      7.    The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

      8.    The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the
Residual Certificate.

      9.    The taxpayer identification number of the Transferee's nominee is
___________.

      10.   The Transferee is (i) a U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue
Service Form W-8ECI (or successor thereto) or (B) the Transferee has delivered to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes.

      11.   The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12.   The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other
U.S. Person.

      13.   If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations
Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

                                       I-2

      14.   The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of such a plan or arrangement.

      15.   The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

      16.   The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                   *    *   *

                                       I-3

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ________________________________________
                                        Print Name of Transferee

                                        By______________________________________
                                          Name:
                                          Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____

                                        ________________________________________
                                        NOTARY PUBLIC

                                        My Commission expires the ____ day
                                        of ________, ____.

                                       I-4

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[ ]           The consideration paid to the Transferee to acquire the Residual
      Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
      1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
      Code and the compounding period used by the Transferee.

                                       OR

[ ]           The transfer of the Residual Certificate complies with U.S.
      Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i)     the Transferee is an "eligible corporation," as defined in U.S.
              Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii)    at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the
              Transferee had gross assets for financial reporting purposes
              (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section
              1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii)   the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury
              Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
              (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv)    the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and
              investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

      (v)     in the event of any transfer of the Residual Certificate by the
              Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-5

                                    EXHIBIT J

                           LIST OF RECORDATION STATES

                                     Florida
                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                                February 28, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention:  Servicing Manager

      Re:   The Pooling and Servicing Agreement, dated February 28, 2006 (the
            "Pooling and Servicing Agreement"), among the Depositor, Bank of
            America, National Association, as servicer, and Wells Fargo Bank,
            N.A., as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as may be specified in any list of exceptions attached hereto, either (i) it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule or (ii) if such original Mortgage Note has been lost, a copy of such original Mortgage Note, together with a lost note affidavit.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                        as Trustee]
                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       K-1

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              [__________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, National Association
475 Crosspoint Parkway
Getzville, New York 14068-9000
Attention:  Servicing Manager

      Re:   The Pooling and Servicing Agreement, dated February 28, 2006 (the
            "Pooling and Servicing Agreement"), among Banc of America Funding
            Corporation, as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [WELLS FARGO BANK, N.A.,
                                        as Trustee]
                                        [______________________________________,
                                        as Custodian]

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                       L-2

                                    EXHIBIT M

                           RELEVANT SERVICING CRITERIA

----------------------------------------------------------------------------------------------------------
                             SERVICING CRITERIA                                      PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------
   REFERENCE                                   CRITERIA
----------------------------------------------------------------------------------------------------------

                                  GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are instituted to monitor any            Servicer and Trustee
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third     Servicer and Trustee
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.
----------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a     Not applicable
                   back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect     Servicer
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.
----------------------------------------------------------------------------------------------------------
                                 CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate    Servicer and Trustee
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor     Servicer and Trustee
                   or to an investor are made only by authorized personnel.
----------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash      Servicer and Trustee
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash           Servicer and Trustee
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------

                                       M-1

----------------------------------------------------------------------------------------------------------
                             SERVICING CRITERIA                                      PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------
   REFERENCE                                   CRITERIA
----------------------------------------------------------------------------------------------------------

1122(d)(2)(v)      Each custodial account is maintained at a federally insured      Servicer and Trustee
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
----------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized    Servicer and Trustee
                   access.
----------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all          Servicer and Trustee
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of
                   days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
                                 INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the       Servicer and Trustee
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
----------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in           Servicer and Trustee
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two          Servicer and Trustee
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree     Servicer and Trustee
                   with cancelled checks, or other form of payment, or custodial bank statements.
----------------------------------------------------------------------------------------------------------

                                       M-2

----------------------------------------------------------------------------------------------------------
                             SERVICING CRITERIA                                      PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------
   REFERENCE                                   CRITERIA
----------------------------------------------------------------------------------------------------------

                                     POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as        Custodian and Servicer
                   required by the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as           Custodian and Servicer
                   required by the transaction agreements
----------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool       Servicer
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in       Servicer
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree        Servicer
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's      Servicer
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,    Servicer
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained during     Servicer
                   the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                   activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage    Servicer
                   loans with variable rates are computed based on the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------

                                       M-3

----------------------------------------------------------------------------------------------------------
                             SERVICING CRITERIA                                      PARTIES RESPONSIBLE
----------------------------------------------------------------------------------------------------------
   REFERENCE                                   CRITERIA
----------------------------------------------------------------------------------------------------------

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as        Servicer
                   escrow accounts):  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or            Servicer
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment to     Servicer
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within     Servicer
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are        Servicer and Trustee
                   recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in Item    Not Applicable
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------

                                       M-4

                                    EXHIBIT N

                         ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-D                                          PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

Item 1: Distribution and Pool Performance Information       Servicer / Trustee

Any information required by 1121 which is NOT included on
the Monthly Statement
-------------------------------------------------------------------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB           (i) All parties to the Pooling and Servicing Agreement
                                                            as to themselves, (ii) the Trustee and the Servicer as
                                                            to the Trust, (iii) the Depositor as to the Sponsor,
                                                            any 1110(b) originator, any 1100(d)(1) party
-------------------------------------------------------------------------------------------------------------------
Item 3: Sale of Securities and Use of Proceeds              Depositor
-------------------------------------------------------------------------------------------------------------------
Item 4: Defaults Upon Senior Securities                     Trustee
-------------------------------------------------------------------------------------------------------------------
Item 5: Submission of Matters to a Vote of Security         Trustee
Holders
-------------------------------------------------------------------------------------------------------------------
Item 6: Significant Obligors of Pool Assets                 Depositor / Servicer
-------------------------------------------------------------------------------------------------------------------
Item 7: Significant Enhancement Provider Information        Depositor / Servicer
-------------------------------------------------------------------------------------------------------------------
Item 8: Other Information                                   Any party responsible for disclosure items on Form 8-K
-------------------------------------------------------------------------------------------------------------------
Item 9: Exhibits                                            Trustee
-------------------------------------------------------------------------------------------------------------------

                                       N-1

                                    EXHIBIT O

                         ADDITIONAL FORM 10-K DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 10-K                                          PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

Item 1B: Unresolved Staff Comments                          Depositor
-------------------------------------------------------------------------------------------------------------------
Item 9B:  Other Information                                 Any party responsible for disclosure items on Form 8-K
-------------------------------------------------------------------------------------------------------------------
Item 15:  Exhibits, Financial Statement Schedules           Trustee / Depositor
-------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1117 of Reg AB        (i) All parties to the Pooling and Servicing Agreement
                                                            as to themselves, (ii) the Trustee and the Servicer as
                                                            to the Trust, (iii) the Depositor as to the Sponsor,
                                                            any 1110(b) originator, any 1100(d)(1) party
-------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1119 of Reg AB        (i) All parties to the Pooling and Servicing Agreement
                                                            as to themselves, (ii) the Depositor as to the Sponsor,
                                                            originator, significant obligor, enhancement or support
                                                            provider
-------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Item 1112(b) of Reg AB     Depositor / Servicer
-------------------------------------------------------------------------------------------------------------------
Additional Item:  Disclosure per Items 1114(b) and 1115     Depositor
(b) of Reg AB
-------------------------------------------------------------------------------------------------------------------
Item 1B: Unresolved Staff Comments                          Depositor
-------------------------------------------------------------------------------------------------------------------

                                       O-1

                                    EXHIBIT P

                               FORM 8-K DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    ITEM ON FORM 8-K                                           PARTY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------

Item 1.01:  Entry into a Material Definitive Agreement      All parties
-------------------------------------------------------------------------------------------------------------------
Item 1.02:  Termination of a Material Definitive Agreement  All parties
-------------------------------------------------------------------------------------------------------------------
Item 1.03:  Bankruptcy or Receivership                      Depositor
-------------------------------------------------------------------------------------------------------------------
Item 2.04:  Triggering Events that Accelerate or Increase   Depositor
a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement
-------------------------------------------------------------------------------------------------------------------
Item 3.03:  Material Modification to Rights of Security     Trustee
Holders
-------------------------------------------------------------------------------------------------------------------
Item 5.03:  Amendments of Articles of Incorporation or      Depositor
Bylaws; Change of Fiscal Year
-------------------------------------------------------------------------------------------------------------------
Item 6.01:  ABS Informational and Computational Material    Depositor
-------------------------------------------------------------------------------------------------------------------
Item 6.02:  Change of Servicer or Trustee                   Servicer / Trustee
-------------------------------------------------------------------------------------------------------------------
Item 6.03:  Change in Credit Enhancement or External        Depositor / Trustee
Support
-------------------------------------------------------------------------------------------------------------------
Item 6.04:  Failure to Make a Required Distribution         Trustee
-------------------------------------------------------------------------------------------------------------------
Item 6.05:  Securities Act Updating Disclosure              Depositor
-------------------------------------------------------------------------------------------------------------------
Item 7.01:  Reg FD Disclosure                               Depositor / Trustee
-------------------------------------------------------------------------------------------------------------------
Item 8.01                                                   Depositor
-------------------------------------------------------------------------------------------------------------------
Item 9.01                                                   Depositor
-------------------------------------------------------------------------------------------------------------------

                                       P-1

                                    EXHIBIT Q

                      FORM OF SARBANES-OXLEY CERTIFICATION

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-B

      I, [________], a [_____________] of Banc of America Funding Corporation
(the "Depositor"), certify that:

1.    I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
      Form 10-K of the Banc of America Funding 2006-B Trust (the "Exchange Act
      Periodic Reports");

2.    Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.    Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated as of February 28, 2006, by and among the Depositor, Bank of America, National Association and
      Wells Fargo Bank, N.A.; and

5.    All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
      1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: Wells Fargo Bank, N.A.

[_________], 20

                                       Q-1

                                    EXHIBIT R

                          FORM OF BACK-UP CERTIFICATION

      Re:   Banc of America Funding 2006-B Trust (the "Trust"), Mortgage
            Pass-Through Certificates, Series 2006-B, issued pursuant to a
            Pooling and Servicing Agreement, dated February 28, 2006 (the
            "Pooling Agreement"), among Banc of America Funding Corporation, as
            Depositor, Bank of America, National Association, as Servicer, and
            Wells Fargo Bank, N.A., as Trustee

      The Trustee hereby certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.    I have reviewed the annual report on Form 10 K for the fiscal year
[___] (the "Annual Report"), and all reports on Form 10 D required to be filed in respect of period covered by the Annual Report (collectively with the Annual
Report, the "Reports"), of the Trust;

      2.    To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the
Annual Report;

      3.    To my knowledge, the distribution and servicing information required to be provided by the Trustee under the Pooling Agreement for inclusion in the
Reports is included in the Reports;

      4.    I am responsible for reviewing the activities performed by the
Trustee under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the
Trustee required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling Agreement in all material respects; and

      5.    The report on assessment of compliance with servicing criteria for asset-backed securities of the Trustee and its related attestation report on assessment of compliance with servicing criteria required to be included in the
Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act
Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.
Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                        WELLS FARGO BANK, N.A.,
                                        as Trustee

                                        By:_____________________________________
                                        Name:
                                        Title:

                                       R-1

                                    EXHIBIT S

                       ADDITIONAL DISCLOSURE NOTIFICATION

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Trustee
Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services - BAFC 2006-B --SEC REPORT PROCESSING

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, , dated as of February 28, 2006, among Banc of America Funding Corporation, as depositor, Bank of America, National Association, as servicer, Wells Fargo Bank,
N.A., as trustee. The undersigned, as [   ], hereby notifies you that certain
events have come to our attention that [will] [may] need to be disclosed on Form
[10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [            ],
phone number: [          ]; email address: [           ].

                                        [NAME OF PARTY],
                                        as [role]

                                        By:_____________________________________
                                        Name:
                                        Title:

                                       S-1

                                    EXHIBIT T

                    DATA ELEMENTS FOR SERVICER'S CERTIFICATE

--------------------------------------------------------------------------------------------------------------------
 STANDARD FILE LAYOUT - TRUSTEE
--------------------------------------------------------------------------------------------------------------------
COLUMN NAME                 DESCRIPTION                         DECIMAL  COMMENT                            MAX SIZE
--------------------------------------------------------------------------------------------------------------------

LOAN_NBR                    A unique identifier assigned to each loan    Text up to 10 digits                  10
                            by the originator.
--------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR            A value assigned by the Servicer to define   Text up to 10 digits                  20
                            a group of loans.
--------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the    Text up to 10 digits                  10
                            Servicer. This may be different than the
                            LOAN_NBR.
--------------------------------------------------------------------------------------------------------------------
BORR_NEXT _PAY_DUE_DATE     The date at the end of processing cycle      MM/DD/YYYY                            10
                            that the Borrower's next payment is due to
                            the Servicer, as reported by Servicer.
--------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE               The loan interest rate as reported     4     Max length of 6                       6
                            by the Servicer.
--------------------------------------------------------------------------------------------------------------------
ACTL_END _PRIN_BAL          The Borrower's actual principal        2     No commas(,) or dollar signs ($)      11
                            balance at the end of the
                            processing cycle.
--------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL          The scheduled principal balance        2     No commas(,) or dollar signs ($)      11
                            due to the investors at the end of
                            a processing cycle.
--------------------------------------------------------------------------------------------------------------------
ACTL_BEG _PRIN_BAL          The Borrower's actual principal        2     No commas(,) or dollar signs ($)      11
                            balance at the beginning of the
                            processing cycle.
--------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL          The scheduled outstanding              2     No commas(,) or dollar signs ($)      11
                            principal amount due at the
                            beginning of the cycle date to be
                            passed through to the investors.
--------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT               The scheduled monthly principal        2     No commas(,) or dollar signs ($)      11
                            and scheduled interest payment
                            that a Borrower is expected to
                            pay; P&I constant.
--------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_ AMT             The scheduled principal amount as      2     No commas(,) or dollar signs ($)      11
                            reported by the Servicer for the
                            current cycle.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_1            The first curtailment amount to be     2     No commas(,) or dollar signs ($)      11
                            applied.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_2            The second curtailment amount to       2     No commas(,) or dollar signs ($)      11
                            be applied.
--------------------------------------------------------------------------------------------------------------------
SERV_CURT _AMT_3            The third curtailment amount to be     2     No commas(,) or dollar signs ($)      11
                            applied.
--------------------------------------------------------------------------------------------------------------------
ACTION_CODE                 The standard FNMA numeric code               Action Code Key: 15=Bankruptcy,       2
                            used to indicate the                         30=Foreclosure, 70=REO, 60=PIF,
                            default/delinquent status of a               63= Substitution, 65=Repurchase;
                            particular loan.
--------------------------------------------------------------------------------------------------------------------
PIF_AMT                     The loan "paid in full" amount as      2     No commas(,) or dollar signs ($)      11
                            reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PIF_DATE                    The paid in full date as reported            MM/DD/YYYY                            10
                            by the Servicer.
--------------------------------------------------------------------------------------------------------------------
SCHED_GROSS_INTEREST_AMT    The amount of interest due on the      2     No commas(,) or dollar signs ($)      11
                            outstanding scheduled principal
                            balance in the current cycle.
--------------------------------------------------------------------------------------------------------------------
LOAN_FEE_AMT                The monthly loan fee amount            2     No commas(,) or dollar signs ($)      11
                            expressed in dollars and cents.
--------------------------------------------------------------------------------------------------------------------

                                       T-1

--------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE               The Servicer's fee rate for a loan     4     Max length of 6                       6
                            as reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
CR_LOSS_AMT                 The amount of loss that is             2     No commas(,) or dollar signs ($)      11
                            classified as a credit.
--------------------------------------------------------------------------------------------------------------------
FRAUD_LOSS_AMT              The amount of loss that is             2     No commas(,) or dollar signs ($)      11
                            attributable to a fraud claim.
--------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_LOSS_AMT         The amount of loss due to              2     No commas(,) or dollar signs ($)      11
                            bankruptcy.
--------------------------------------------------------------------------------------------------------------------
SPH_LOSS_AMT                The amount of loss that is             2     No commas(,) or dollar signs ($)      11
                            classified as a special hazard.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT         The penalty amount received when a     2     No commas(,) or dollar signs ($)      11
                            Borrower prepays on his loan as
                            reported by the Servicer.
--------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED      The prepayment penalty amount for      2     No commas(,) or dollar signs ($)      11
                            the loan waived by the Servicer.
--------------------------------------------------------------------------------------------------------------------
MOD_DATE                    The effective payment date of the            MM/DD/YYYY                            10
                            modification for the loan.
--------------------------------------------------------------------------------------------------------------------
MOD_TYPE                    The modification type.                       Varchar - value can be alpha or       30
                                                                         numeric
--------------------------------------------------------------------------------------------------------------------

                                       T-2